UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08282

Loomis Sayles Funds I

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Coleen Downs Dinneen, Esq.

NGAM Distribution, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: September 30

Date of reporting period: March 31, 2012

Item 1.  Reports to Stockholders.

The Registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Loomis Sayles Fixed Income Fund

Loomis Sayles Global Bond Fund

Loomis Sayles Inflation Protected Securities Fund

Loomis Sayles Institutional High Income Fund

Loomis Sayles Intermediate Duration Bond Fund

Loomis Sayles Investment Grade Fixed Income Fund

SEMI-ANNUAL REPORT

MARCH 31, 2012

LOOMIS SAYLES FIXED INCOME FUND

Fund and manager review

FUND FACTS

Managers:

Matthew Eagan, CFA

Daniel Fuss, CFA, CIC

Kathleen Gaffney, CFA

Elaine Stokes

Symbol:

Institutional Class	LSFIX

Objective:

High total investment return through a combination of current income and capital appreciation

Strategy:

The Fund will invest primarily in fixed-income securities and may invest up to 35% of its assets in below investment-grade fixed-income securities and up to 20% of its assets in equity securities such as common stocks and preferred stocks (with up to 10% of its assets in common stocks).

Fund Inception Date:

January 17, 1995

Fund Registration Date:

March 7, 1997

Net Assets:

$1.0 Billion

Market Conditions

Market anxiety from the sovereign debt crisis in Europe eased markedly during the six-month period, as the European Central Bank took action to aid Greece and restore liquidity. In addition, the release of positive domestic macroeconomic data over successive months and a significant increase in liquidity encouraged greater risk-taking in the markets. Better-than-expected stress test results from U.S. banks bolstered general investor optimism and lifted many corporate financial names.

Performance Results

For the six months ended March 31, 2012, Institutional Class shares of Loomis Sayles Fixed Income Fund returned 9.86%. The fund outperformed its benchmark, the Barclays Capital U.S. Government/Credit Bond Index, which returned 1.26% for the period.

Explanation of Fund Performance

A particularly strong showing by non-U.S.-dollar-denominated holdings in the second half of the period, coupled with robust security selection, resulted in a strong contribution to return. Winners within the allocation included investments denominated in the New Zealand dollar, Australian dollar, Brazilian real and Canadian dollar. A rally in commodity prices and a corresponding increase in demand for these currencies buoyed these securities. The fund’s allocation to convertible securities also bolstered returns, as the sector tracked equities, which surged forward throughout much of the six-month period. In addition, high-yield securities benefited from the increase in investor risk appetite, allowing for favorable performance from the sector. In particular, high-yield industrial names outpaced high-yield financials and utilities. High-yield industrials rebounded largely because subsectors that had previously lagged, such as homebuilders and retail, improved.

Certain holdings in the traditionally defensive industries, such as natural gas, struggled due to investors favoring higher-beta (higher-risk/higher-reward potential) names. In addition, a relative underweight position in government-related securities detracted from performance, as this sector generated solid results.

Outlook

As the second quarter begins, fixed-income investors continue to face an environment filled with opportunities and pitfalls. The sovereign debt situation in Europe is a chief ongoing concern, and the market is now focusing on Spain. Investors are taking solace in the improving U.S. economic situation, but Europe’s debt problems cast a large shadow over any sustainable recovery. So far this year, investors have generally sought out higher-risk securities for yield, but the progress (or lack thereof) in the Euro Zone could greatly influence their risk tolerance. In some respects, this is very similar to 2011, when cash rushed into credit, equity and other risky markets early in the year, only to reverse when political gyrations increased uncertainty. However, a resulting period of volatility can create buying opportunities for us. We continue to add credits that we believe have long-term potential for improving fundamentals.

In the first quarter of 2012, higher U.S. interest rates reinvigorated discussions surrounding the potential threat higher rates pose to fixed-income portfolios. We continue to believe that interest rates are in a period of transition and see rising rates as the next secular trend. However, given the Federal Reserve Board’s commitment to keep short-term rates low at least through the middle of 2014, the trading range in U.S. Treasuries should persist in the near term.

U.S. economic growth has been a bright spot thus far in 2012. We believe the overall health of corporate America remains intact, largely because corporate managements remain conservative. Reductions in the ranks of the unemployed, signs of potential recovery in the housing market and increased lending from financial institutions have highlighted the underlying fundamental health of the domestic economy. We anticipate a modest recovery in the United States and little to no growth in Europe and Japan. However, many areas removed from the developed world show moderate to strong growth potential.

Above all else, our conviction in the merits of fundamental credit research has not changed. We remain steadfast in our opportunistic approach as well as our long-term outlook. Our focus continues to be on maintaining yield advantage, surveying the global marketplace for opportunities, and searching out specific risk that can lead to total return opportunities for the fund.

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LOOMIS SAYLES FIXED INCOME FUND

Average Annual Total Returns

March 31, 2012

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS

Institutional Class (Inception 1/17/95)	9.86%	7.12%	8.27%	10.94%

COMPARATIVE PERFORMANCE
Barclays Capital U.S. Government/Credit Bond Index(b)	1.26	8.53	6.26	5.91
Lipper BBB-Rated Funds Index(b)	4.22	9.41	6.37	6.36

Gross expense ratio (before fee waivers and/or expense reimbursements)*
Institutional: 0.58%

Net expense ratio (after fee waivers and/or expense reimbursements)*
Institutional: 0.58%
*	As stated in the most recent prospectus. Waivers/reimbursements are contractual and are set to expire on 1/31/13. Contracts are reevaluated on an annual basis.

Cumulative Performance

March 31, 2002 through March 31, 2012(a)

Performance data quoted represents past performance and is no guarantee of future results.Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Performance data reflects certain fee waivers and/or expense reimbursements, if any, without which performance would be lower.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

(a)	The mountain chart is based on the fund’s minimum initial investment of $3,000,000.
(b)	See page 13 for a description of the indices.

What you should know

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

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LOOMIS SAYLES GLOBAL BOND FUND

Fund and manager review

FUND FACTS

Managers:

Kenneth M. Buntrock, CFA, CIC

David W. Rolley, CFA

Lynda L. Schweitzer, CFA

Symbols:

Institutional Class	LSGBX
Retail Class	LSGLX

Objective:

High total investment return through a combination of high current income and capital appreciation

Strategy:

Invests primarily in fixed-income securities including investing primarily in investment grade fixed-income securities worldwide, although it may invest up to 20% of assets in below investment grade fixed-income securities.

Fund Inception Date:

May 10, 1991

Class Inception Date:

Institutional Class:

May 10, 1991

Retail Class:

December 31, 1996

Net Assets:

$2.2 Billion

Market Conditions

U.S. economic data appeared to strengthen and the European Central Bank’s (ECB’s) long-term refinancing operations created ample liquidity, causing market sentiment to become more optimistic. A heightened preference for risk led most markets higher during the six-month period. As a result, the quest for yield caused spreads (the yield difference between non-Treasury securities and comparable-maturity Treasuries) to tighten.

Performance Results

For the six months ended March 31, 2012, Institutional Class shares of Loomis Sayles Global Bond Fund returned 4.95%. The fund outperformed its benchmark, the Barclays Capital Global Aggregate Bond Index, which returned 1.11% for the period.

Explanation of Fund Performance

An overweight allocation to corporate bonds combined with security selection within this sector helped drive the fund’s outperformance relative to the benchmark. Our preference for lower-quality U.S. corporates over euro-area corporates and our selections in the banking, basic industry, communications and consumer non-cyclicals segments were particularly favorable. From a currency perspective, underweight positions in the yen and euro and corresponding overweight positions in emerging market and peripheral currencies contributed positively to performance. Specifically, the fund’s holdings in the Colombian peso, Mexican peso, New Zealand dollar, Norwegian krone, Singaporean dollar and South Korean won were additive to performance. In addition, the fund’s shorter-than-benchmark duration (price sensitivity to interest rate changes) for U.S.-dollar-pay corporates and Treasuries contributed to the fund’s outperformance.

The fund’s underweight in European local markets hampered returns, as the downside fears surrounding the euro calmed during the latter half of the period. The recent massive liquidity provision from the ECB decreased fears of a banking system breakdown and, as a result, sentiment rose along with liquidity.

For hedging purposes and to gain exposure to specific currencies, we traded foreign exchange forward contracts during the period. The foreign currency contracts are part of our fixed-income currency strategy. We also used interest rate futures contracts to help manage duration positioning in U.S. dollars. During the period, the use of these contracts had no material impact on performance.

Outlook

We anticipate additional volatility in the coming months, which we plan to use to assess opportunities. Currently, growth challenges from a deteriorating outlook in Spain, higher oil prices and fears of slower growth in China seem to be offsetting the positive effects of the ECB’s bank liquidity program. In response, we have sought to reduce the fund’s risk exposure without reducing its yield, mostly by selling higher-risk credits selectively and replacing them with high-quality credits, such as U.S. Treasuries, and by reducing certain out-of-benchmark currency positions and maintaining the fund’s position in corporates.

Globally, investor sentiments remain challenged by uncertain electoral and policy outcomes from the French elections, Spanish fiscal agony and doubts about the Bank of Japan truly embracing a positive inflation target and quantitative easing. Domestically, we expect the U.S. recovery to be sustained, with gross domestic product growth in the range of 2% or slightly higher in 2012. Economic data have been improving in recent months, and we believe there are more reasons to be positive than negative on the outlook. As the year progresses, we believe attention will shift from concerns in Europe to the U.S. political landscape and its fiscal ramifications. Ultimately, we expect a recovery in global growth, but currently too many near-term policy risks loom for us to aggressively add growth-correlated positions.

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LOOMIS SAYLES GLOBAL BOND FUND

Average Annual Total Returns

March 31, 2012

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS

Institutional Class (Inception 5/10/91)	4.95%	4.82%	6.76%	8.79%

Retail Class (Inception 12/31/96)	4.79	4.50	6.41	8.48

COMPARATIVE PERFORMANCE
Barclays Capital Global Aggregate Bond Index(c)	1.11	5.26	6.38	7.34
Lipper Global Income Funds Index(c)	3.78	4.86	5.79	6.89

Gross expense ratio (before fee waivers and/or expense reimbursements)*
Institutional: 0.67% Retail 0.97%

Net expense ratio (after fee waivers and/or expense reimbursements)*
Institutional: 0.67% Retail: 0.97%
*	As stated in the most recent prospectus. Waivers/reimbursements are contractual and are set to expire on 1/31/13. Contracts are reevaluated on an annual basis.

Cumulative Performance(a)

March 31, 2002 through March 31, 2012(a)(b)

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Performance data reflects certain fee waivers and/or expense reimbursements, if any, without which performance would be lower.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

(a)	Cumulative performance is shown for the Institutional Class. Performance of the Retail Class would be lower due to higher fees.
(b)	The mountain chart is based on the Institutional Class minimum initial investment of $100,000.
(c)	See page 13 for a description of the indices.

What you should know:

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

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LOOMIS SAYLES INFLATION PROTECTED SECURITIES FUND

Fund and manager review

FUND FACTS

Managers:*

John Hyll

Clifton V. Rowe, CFA

Symbols:

Institutional Class	LSGSX
Retail Class	LIPRX

Objective:

High total investment return through a combination of current income and capital appreciation

Strategy:

Invests primarily in inflation-protected securities with emphasis on debt securities issued by the U.S. Treasury.

Fund Inception Date:

May 20, 1991

Class Inception Date:

Institutional Class:

May 20, 1991

Retail Class:

May 28, 2010

Net Assets:

$23.5 million

*	Please note that effective 4/23/12 John Hyll and Clifton Rowe are no longer managers. Elaine Kan, Kevin Kearns and Maura Murphy have replaced them.

Market Conditions

The volatility that was present for much of the fourth quarter of 2011 dissipated in the first quarter of 2012. Riskier assets rallied on improving economic conditions and Treasury yields increased significantly. Economic data released in the United States showed signs of a strengthening labor market, while globally, fears surrounding Europe subsided after the European Central Bank’s long-term refinancing operations extended funding to banks and creditors accepted a deal to restructure Greek debt. Meanwhile, the Consumer Price Index rose during the six-month period, because energy prices climbed higher. Treasury Inflation-Protected Securities (TIPS) outperformed nominal (non-inflation-protection) Treasuries, and real yields fell during the period.

Performance Results

For the six months ended March 31, 2012, Institutional Class shares of Loomis Sayles Inflation Protected Securities Fund returned 3.29%. The fund slightly underperformed its benchmark, the Barclays Capital U.S. Treasury Inflation Protected Securities Index, which returned 3.57% for the period.

Explanation of Fund Performance

The fund’s out-of-benchmark exposure to high-yield and investment-grade corporate bonds (industrials in particular) contributed positively to performance for the six-month period. Improving liquidity and credit in the corporate bond market caused spreads (the yield difference between non-Treasury securities and comparable-maturity Treasuries) to tighten, which led to capital appreciation for bondholders. As investor optimism increased during the first quarter of 2012, investors moved out of the perceived safe-haven U.S. Treasury market in search of opportunities outside of the United States. This exodus resulted in depreciation of the U.S. dollar relative to other major currencies, and out-of-benchmark holdings denominated in the Canadian dollar and Mexican peso benefited as the dollar weakened.

The fund’s yield curve positioning (a curve that shows the relationship among bond yields across the maturity spectrum) detracted from relative performance. Overall, the fund’s average duration (price sensitivity to interest rate changes) was slightly longer than that of the benchmark. This led to relative underperformance for the fund, as Treasury yields rose during the period. While TIPS achieved strong absolute returns for the fund during the six-month period, weaker security selection relative to the benchmark also weighed on the fund’s relative return. A small allocation to non-inflation-protected Treasuries achieved positive performance but had a negative impact relative to the benchmark.

Over the past six months, the income component of the Fund has been lower relative to past years due to the very low interest rate environment. This environment is the result of low current inflation pressures, low inflation expectations, a flight to quality given the events in Europe and, more recently, Operation Twist implemented by the Federal Reserve. Current nominal and real yields are historically low; in fact, TIPS with maturities as far out as January 2026 have negative real yields. We have tried to mitigate this low yield and income environment with the use of corporate bonds in the Fund. However, even corporate debt is trading at very low yield levels.

Outlook

U.S. economic data continued to improve into the first quarter of 2012, but the uncertainty surrounding Europe still poses a problem domestically and abroad. The fund has continued to benefit from the market’s preference for quality during uncertain times. While we remain optimistic about a long-term U.S. economic recovery, the fund’s quality bias could continue to be a positive factor should volatility persist in the short term. Low rates have stifled near-term inflation concerns, but longer term, as growth eventually takes hold, we believe the Federal Reserve Board will shift toward a more hawkish stance on inflation. Expectations for higher longer-term inflation may emerge over time, causing TIPS breakeven rates (the difference between yields on nominal Treasuries and TIPS of the same maturity) to widen.

5  |

LOOMIS SAYLES INFLATION PROTECTED SECURITIES FUND

Average Annual Total Returns

March 31, 2012

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS

Institutional Class (Inception 5/20/91)(e)	3.29%	11.40%	7.11%	6.18%

Retail Class (Inception 5/28/10)(a)(e)	3.11	11.09	6.81	5.84

COMPARATIVE PERFORMANCE
Barclays Capital U.S. Treasury Inflation Protected Securities Index(c)	3.57	12.20	7.60	7.51
Lipper Treasury Inflation Protected Securities Index(c)	3.43	10.83	6.88	N/A

Gross expense ratio (before fee waivers and/or expense reimbursements)*
Institutional: 1.08% Retail: 1.31%

Net expense ratio (after fee waivers and/or expense reimbursements)*
Institutional: 0.40% Retail: 0.65%
*	As stated in the most recent prospectus. Waivers/reimbursements are contractual and are set to expire on 1/31/13. Contracts are reevaluated on an annual basis.

Cumulative Performance(d)(e)

March 31, 2002 through March 31, 2012(b)(d)(e)

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Performance data reflects certain fee waivers and/or expense reimbursements, if any, without which performance would be lower.

For illustrative purposes, the chart above reflects the growth of a hypothetical investment of $100,000 in the fund, for the last ten years. The chart above also reflects the growth of a hypothetical investment in the former primary benchmark of the fund, the Barclays Capital U.S. Government Bond Index (the “Former Benchmark”), compared to the performance of the fund from March 31, 2002 through December 31, 2004. On December 15, 2004, in connection with a change of the fund’s investment objective, the fund changed its primary benchmark to the Barclays Capital U.S. Treasury Inflation Protected Securities Index (the “New Benchmark”). Since index performance data is not available coincident with the date of the fund’s strategy change, comparative data for the fund’s New Benchmark begins on December 31, 2004. The chart above reflects the growth of a hypothetical investment in the New Benchmark, compared to the performance of the fund, from December 31, 2004, through March 31, 2012. The chart above also compares the performance of the fund to the Lipper Treasury Inflation Protected Securities Funds Index from December 31, 2004 through March 31, 2012. The performance of the New Benchmark and of the Lipper Treasury Inflation Protected Securities Funds Index was linked to the performance of the Former Benchmark as of December 31, 2004.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

(a)	Prior to inception of Retail Class (5/28/10), performance is that of Institutional Class, restated to reflect the higher net expenses of Retail Class.
(b)	The mountain chart is based on the fund’s initial minimum investment of $100,000 for the Institutional Class.
(c)	See page 13 for a description of the indices. Return data is not available for the Lipper Treasury Inflation Protected Securities Index prior to July 1, 2003.
(d)	Cumulative performance is shown for the Institutional Class. Performance of the Retail Class would be lower due to higher fees.
(e)	The fund revised its investment strategies on 12/15/04; performance may have been different had the current investment strategy been in place for all periods shown.

What you should know:

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

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LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND

Fund and manager review

FUND FACTS

Managers:

Matthew Eagan, CFA

Daniel Fuss, CFA, CIC

Kathleen Gaffney, CFA

Elaine Stokes

Symbol:

Institutional Class	LSHIX

Objective:

High total investment return through a combination of current income and capital appreciation

Strategy:

Invests primarily in below investment grade fixed-income securities and other securities that are expected to produce a relatively high level of income, (including income-producing preferred and common stocks).

The fund may invest any portion of its assets in Canadian securities and up to 50% of assets in other foreign securities, including emerging markets securities.

Fund Inception Date:

June 5, 1996

Fund Registration Date:

March 7, 1997

Net Assets:

$599.0 million

Market Conditions

The momentum of the high-yield and equity market rallies from December 2011 continued into 2012. High-yield bonds generated strong returns in January before easing slightly in February and becoming flat in March. Actions by the European Central Bank calmed contagion fears, at least for the time being. In the United States, annualized fourth quarter gross domestic product growth of 3% pointed to a moderate but continued recovery and also helped subdue investor fears.

Performance Results

For the six months ended March 31, 2012, Loomis Sayles Institutional High Income Fund returned 12.55%. The fund outperformed its benchmark, the Barclays Capital U.S. Corporate High Yield Bond Index, which returned 12.14% for the period.

Explanation of Fund Performance

Out-of-benchmark allocations to convertible securities and common stock contributed significantly to the fund’s outperformance relative to the benchmark. In addition, an underweight position in below-investment-grade utilities had a positive effect on relative performance. An allocation to high-yield electric utilities posted the strongest gains. Investment-grade and high-yield consumer cyclical companies were also strong contributors. Similarly, investment-grade and high-yield financials made a positive contribution to performance, with brokerage and banking companies buoying the sector. Furthermore, a small, out-of-benchmark position in preferred securities contributed favorably to the fund’s return, as these equity-sensitive securities largely mirrored the upswing in the stock market.

In terms of lagging performers, consumer non-cyclical companies struggled, particularly within the healthcare and grocery store segments. In addition, an out-of-benchmark exposure to Treasuries detracted from the fund’s relative return.

OUTLOOK

As the second quarter begins, fixed-income investors continue to face an environment filled with opportunities and pitfalls. The sovereign debt situation in Europe is a chief ongoing concern, and the market is now focusing on Spain. Investors are taking solace in the improving U.S. economic situation, but Europe’s debt problems cast a large shadow over any sustainable recovery. So far this year, investors have generally sought out higher-risk securities for yield, but the progress (or lack thereof) in the Euro Zone could greatly influence their risk tolerance. In some respects, this is very similar to 2011, when cash rushed into credit, equity and other risky markets early in the year, only to reverse when political gyrations increased uncertainty. However, a resulting period of volatility can create buying opportunities for us. We continue to add credits that we believe have long-term potential for improving fundamentals.

In the first quarter of 2012, higher U.S. interest rates reinvigorated discussions surrounding the potential threat higher rates pose to fixed-income portfolios. We continue to believe that interest rates are in a period of transition and see rising rates as the next secular trend. However, given the Federal Reserve Board’s commitment to keep short-term rates low at least through the middle of 2014, the trading range in U.S. Treasuries should persist in the near term.

U.S. economic growth has been a bright spot thus far in 2012. We believe the overall health of corporate America remains intact, largely because corporate managements remain conservative. Reductions in the ranks of the unemployed, signs of potential recovery in the housing market and increased lending from financial institutions have highlighted the underlying fundamental health of the domestic economy. We anticipate a modest recovery in the United States and little to no growth in Europe and Japan. However, many areas removed from the developed world show moderate to strong growth potential.

Above all else, our conviction in the merits of fundamental credit research has not changed. We remain steadfast in our opportunistic approach as well as our long-term outlook. Our focus continues to be on maintaining yield advantage, surveying the global marketplace for opportunities, and searching out specific risk that can lead to total return opportunities for the fund.

7  |

LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND

Average Annual Total Returns

March 31, 2012

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS

Institutional Class (Inception 6/5/96)	12.55%	2.26%	7.47%	11.77%
COMPARATIVE PERFORMANCE
Barclays Capital U.S. Corporate High-Yield Bond Index(b)	12.14	6.45	8.10	9.24
Lipper High Current Yield Funds Index(b)	11.88	4.62	5.74	7.64

Gross expense ratio (before fee waivers and/or expense reimbursements)*
Institutional: 0.69%

Net expense ratio (after fee waivers and/or expense reimbursements)*
Institutional: 0.69%
*	As stated in the most recent prospectus. Waivers/reimbursements are contractual and are set to expire on 1/31/13. Contracts are reevaluated on an annual basis.

Cumulative Performance

March 31, 2002 through March 31, 2012(a)

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Performance data reflects certain fee waivers and/or expense reimbursements, if any, without which performance would be lower.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

(a)	The mountain chart is based on the fund’s minimum initial investment of $3,000,000.
(b)	See page 13 for a description of the indices.

What you should know

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

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LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND

Fund and manager review

FUND FACTS

Managers:*

Neil A. Burke

Richard Raczkowski

Clifton V. Rowe, CFA

Symbols:

Institutional Class	LSDIX
Retail Class	LSDRX

Objective:

Above-average total return through a combination of current income and capital appreciation

Strategy:

Invests primarily in investment-grade fixed-income securities. The fund’s weighted average duration generally is two to five years. The fund may invest any portion of its assets in U.S.-dollar-denominated Canadian securities and up to 20% of its assets in other U.S.-dollar-denominated foreign securities, including emerging market securities.

Fund Inception Date:

January 28, 1998

Class Inception Date:

Institutional Class:

January 28, 1998

Retail Class:

May 28, 2010

Net Assets:

$74.8 million

*	Please note that effective 4/23/12 Neil Burke and Richard Raczkowski are no longer managers. Christopher Harms and Kurt Wagner have joined Clifton Rowe as managers.

Market Conditions

The markets generally moved higher during the six-month period, despite a selloff in November that was triggered by growing investor fears about euro zone debt, ballooning U.S. debt and Italian and Spanish bond yields finally breaking through their debt yield threshold of 7%. In December, indications that the U.S. economy might be performing better than anticipated sparked a market rally that helped erase losses experienced in November. The new year began more optimistically, due to growing sentiment that the U.S. economy seemed to be improving, particularly after February’s unemployment numbers dropped to levels not seen since 2008. The Federal Reserve Board also shared the opinion that the U.S. economy was becoming stronger. European policymakers reached a deal in early 2012 to help reduce Greece’s sovereign debt and also provided the bank system with much needed liquidity through its long-term refinancing operations. These factors combined to quell investor fears, and investor appetites for risk increased, as indicated by a shift away from the relative safety of Treasuries into riskier assets.

Performance Results

For the six months ended March 31, 2012, Institutional Class shares of Loomis Sayles Intermediate Duration Bond Fund returned 2.14%. The fund outperformed its benchmark, the Barclays Capital U.S. Intermediate Government/Credit Bond Index, which returned 1.46% for the period.

Explanation of Fund Performance

The fund’s outperformance relative to the benchmark primarily was due to favorable sector allocation and security selection. In particular, an out-of-benchmark allocation to commercial mortgage-backed securities (CMBS) generated the greatest excess returns of any individual sector, as spreads (the yield difference between non-Treasury securities and comparable-maturity Treasuries) narrowed sharply during the period. Lower-quality investment-grade holdings generated much of the performance in the CMBS sector. Earlier in 2012, we slightly pared back the fund’s CMBS allocation to lock in gains. In addition, an overweight in corporate bonds had a positive effect during the period, with the greatest contributions coming from the industrials sector. The financial industry, led by holdings in banking companies, posted the greatest overall returns within the corporate sector. Higher-beta (higher-risk/higher-reward potential) corporate securities generally outperformed lower-beta corporates, with the bulk of the returns generated from lower-quality securities since corporate spreads narrowed during the period. We also maintained a significant underweight in U.S. Treasuries, which proved beneficial. These securities were largely negative, given investor preference for riskier assets. Additionally, a small position in U.S. agencies was beneficial, as the segment outperformed the benchmark and contributed favorably to returns.

The fund’s yield curve positioning (a curve that shows the relationship among bond yields across the maturity spectrum) detracted modestly, as yields increased during the period. Also, an out-of-benchmark allocation to asset-backed securities weighed somewhat on fund performance. Finally, a small, out-of-benchmark position in 15-year mortgage-backed securities (MBS) underperformed on a relative basis.

Outlook

Recent economic data have been relatively encouraging for the U.S. growth outlook, but concerns remain about the sustainability of the recovery. We believe the sovereign debt crisis in Europe could hinder economic recovery in the U.S. While there appears to be some stability in Europe, at least in the near term, we cannot discount a possible resurgence of volatility and uncertainty from the ongoing sovereign debt issues in the region. Our current strategy remains relatively cautious toward Europe, and we have no plans to make significant additions to risk in the near term. The fund’s average duration remained mostly unchanged throughout the period, and we currently expect to keep it relatively neutral to the benchmark.

9  |

LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND

Average Annual Total Returns

March 31, 2012

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS

Institutional Class (Inception 1/28/98)	2.14%	5.83%	6.73%	5.76%

Retail Class (Inception 5/28/10)(a)	1.92	5.36	6.46	5.45

COMPARATIVE PERFORMANCE
Barclays Capital U.S. Intermediate Government/Credit Bond Index(c)	1.46	6.09	5.67	5.29
Lipper Intermediate Investment Grade Debt Funds Index(c)	3.32	7.11	5.88	5.56

Gross expense ratio (before fee waivers and/or expense reimbursements)*
Institutional: 0.57% Retail: 0.94%

Net expense ratio (after fee waivers and/or expense reimbursements)*
Institutional: 0.40% Retail: 0.65%
*	As stated in the most recent prospectus. Waivers/reimbursements are contractual and are set to expire on 1/31/13. Contracts are reevaluated on an annual basis.

Cumulative Performance(d)

March 31, 2002 through March 31, 2012(b)(d)

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Performance data reflects certain fee waivers and/or expense reimbursements, if any, without which performance would be lower.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

(a)	Prior to inception of Retail Class (5/28/10), performance is that of Institutional Class, restated to reflect the higher net expenses of Retail Class.
(b)	The mountain chart is based on the fund’s initial minimum investment of $100,000 for the Institutional Class.
(c)	See page 13 for a description of the indices.
(d)	Cumulative performance is shown for the Institutional Class. Performance of the Retail Class would be lower due to higher fees.

What you should know:

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

|  10

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND

Fund and manager review

FUND FACTS

Managers:

Matthew Eagan, CFA

Daniel Fuss, CFA, CIC

Kathleen Gaffney, CFA

Elaine Stokes

Symbols:

Institutional Class	LSIGX

Objective:

Above-average total investment return through a combination of current income and capital appreciation

Strategy:

Invests primarily in investment grade fixed-income securities. The Fund may invest up to 10% of its assets in below investment-grade fixed-income securities and up to 10% of its assets in equity securities (including preferred stocks and common stocks).

Fund Inception Date:

July 1, 1994

Fund Registration Date:

March 7, 1997

Net Assets:

$582.6 million

Market Conditions

The ongoing European sovereign debt crisis consistently moved markets higher or lower depending on headline news, causing investor preferences for risk to be intermittent. The European Central Bank’s (ECB’s) decision to cut rates and provide liquidity through its long-term refinancing operations (LTRO) helped ease market fears. During the second half of the period, investor appetite for risk returned and pushed credit-sensitive markets higher and narrowed yield spreads (the yield difference between non-Treasury securities and comparable-maturity Treasuries). In the United States, strong corporate and bank balance sheets helped markets slowly recover. For the time being, positive U.S. labor and economic data have mitigated the need for another round of quantitative easing from the Federal Reserve Board. These data indicate that economic recovery is underway, albeit at a slower pace than initially expected.

Performance Results

For the six months ended March 31, 2012, Institutional Class shares of Loomis Sayles Investment Grade Fixed Income Fund returned 6.56%. The fund outperformed its benchmark, the Barclays Capital U.S. Government/Credit Bond Index, which returned 1.26% for the period.

Explanation of Fund Performance

Significant exposure to non-U.S.-dollar-denominated holdings boosted the fund’s performance during the period. A preference for risk remained a dominant theme among investors, and commodity-linked currency holdings tended to outperform. In particular, holdings denominated in the Canadian dollar, New Zealand dollar, Australian dollar and Indonesian rupiah were among the top performers. Certain euro-denominated issues added to performance during the second half of the period, receiving a boost from the ECB’s LTRO. An overweight in investment-grade corporate credits contributed to the fund’s outperformance during the period, as specific holdings in the banking, communication, transportation, basic industry and electric utilities sectors drove performance higher. An underweight position in U.S. Treasuries contributed to performance, as a preference for risk led investors away from the perceived safe-haven sector. Furthermore, out-of-benchmark allocations to industrial high-yield corporate bonds aided returns. Certain issues within financials, consumer cyclical, transportation and capital goods sectors contributed positively. An allocation to equity-sensitive convertible holdings also aided the fund’s outperformance, as these securities mirrored the rally in equity markets. Certain names within the technology and insurance sectors were strong performers.

A small allocation to high-yield utility corporate bonds weighed on fund performance. In particular, names from the electric utility and natural gas sectors generally underperformed. An underweight allocation to government-related securities detracted from relative performance.

OUTLOOK

As the second quarter begins, fixed-income investors continue to face an environment filled with opportunities and pitfalls. The sovereign debt situation in Europe is a chief ongoing concern, and the market is now focusing on Spain. Investors are taking solace in the improving U.S. economic situation, but Europe’s debt problems cast a large shadow over any sustainable recovery. So far this year, investors have generally sought out higher-risk securities for yield, but the progress (or lack thereof) in the Euro Zone could greatly influence their risk tolerance. In some respects, this is very similar to 2011, when cash rushed into credit, equity and other risky markets early in the year, only to reverse when political gyrations increased uncertainty. However, a resulting period of volatility can create buying opportunities for us. We continue to add credits that we believe have long-term potential for improving fundamentals.

In the first quarter of 2012, higher U.S. interest rates reinvigorated discussions surrounding the potential threat higher rates pose to fixed-income portfolios. We continue to believe that interest rates are in a period of transition and see rising rates as the next secular trend. However, given the Federal Reserve Board’s continued commitment to keep short-term rates low at least through the middle of 2014, the trading range in U.S. Treasuries should persist in the near term.

U.S. economic growth has been a bright spot thus far in 2012. We believe the overall health of corporate America remains intact, largely because corporate managements remain conservative. Reductions in the ranks of the unemployed, signs of potential recovery in the housing market and increased lending from financial institutions have highlighted the underlying fundamental health of the domestic economy. We anticipate a modest recovery in the United States and little to no growth in Europe and Japan. However, many areas removed from the developed world show moderate to strong growth potential.

Above all else, our conviction in the merits of fundamental credit research has not changed. We remain steadfast in our opportunistic approach as well as our long-term outlook. Our focus continues to be on maintaining yield advantage, surveying the global marketplace for opportunities, and searching out specific risk that can lead to total return opportunities for the fund.

11  |

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND

Average Annual Total Returns

March 31, 2012

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS

Institutional Class (Inception 7/1/94)	6.56%	7.01%	8.58%	10.09%
COMPARATIVE PERFORMANCE
Barclays Capital U.S. Government/Credit Bond Index(b)	1.26	8.53	6.26	5.91
Lipper BBB-Rated Funds Index(b)	4.22	9.41	6.37	6.36

Gross expense ratio (before fee waivers and/or expense reimbursements)*
Institutional: 0.49%

Net expense ratio (after fee waivers and/or expense reimbursements)*
Institutional: 0.49%
*	As stated in the most recent prospectus. Waivers/reimbursements are contractual and are set to expire on 1/31/13. Contracts are reevaluated on an annual basis.

Cumulative Performance

March 31, 2002 through March 31, 2012(a)

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Performance data reflects certain fee waivers and/or expense reimbursements, if any, without which performance would be lower.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

(a)	The mountain chart is based on the fund’s minimum initial investment of $3,000,000.
(b)	See page 13 for a description of the indices.

What you should know

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

|  12

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

Index Definitions

Indexes are unmanaged and do not have expenses that affect results, unlike mutual funds. Index returns are adjusted for the reinvestment of capital gain distributions and income dividends. It is not possible to invest directly in an index.

Barclays Capital U.S. Government/Credit Bond Index is an unmanaged index that includes U.S. Treasuries, government-related issues, and investment grade U.S. corporate securities.

Barclays Capital U.S. Intermediate Government/Credit Bond Index is an unmanaged index that includes U.S. Treasuries, government-related issues, and investment grade U.S. corporate securities with remaining maturities of one to ten years.

Barclays Capital Global Aggregate Bond Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-rate debt markets.

Barclays Capital U.S. Corporate High-Yield Bond Index is an unmanaged index that covers the U.S.-dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market.

Barclays Capital U.S. Treasury Inflation Protected Securities Index is an unmanaged index that tracks inflation protected securities issued by the U.S. Treasury.

Lipper BBB-Rated Funds Index is an unmanaged index that tracks the average performance of the 30 largest BBB-rated funds according to Lipper Inc.

Lipper Global Income Funds Index is an unmanaged index that tracks the average performance of the 30 largest global income funds according to Lipper Inc.

Lipper High Current Yield Funds Index is an unmanaged index that tracks the average performance of the 30 largest high current yield funds according to Lipper Inc.

Lipper Intermediate Investment Grade Debt Funds Index is an unmanaged index that tracks the average performance of the 30 largest intermediate investment grade debt funds according to Lipper Inc.

Lipper Treasury Inflation Protected Securities Funds Index is an unmanaged index that tracks the average performance of the 30 largest treasury inflation protected securities funds according to Lipper Inc.

Source: Lipper, Inc.

Proxy Voting Information

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, (i) by calling Loomis, Sayles & Company, L.P. at 800-633-3330; (ii) on the funds’ website, www.loomissayles.com, and (iii) on the SEC’s website, www.sec.gov. Information about how the funds voted proxies relating to portfolio securities during the 12 months ended June 30, 2011 is available on (i) the funds’ website and (ii) the SEC’s website.

Quarterly Portfolio Schedules

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution fees (12b-1 fees), and other fund expenses. These costs are described in more detail in each fund’s prospectus. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class of fund shares shows the actual amount of fund expenses you would have paid on a $1,000 investment in the fund from October 1, 2011 through March 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your Class.

The second line in the table for each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

13  |

Loomis Sayles Fixed Income Fund

Institutional Class	Beginning Account Value 10/1/2011	Ending Account Value 3/31/2012	Expenses Paid During Period* 10/1/2011 – 3/31/2012
Actual	$1,000.00	$1,098.60	$3.04
Hypothetical (5% return before expenses)	$1,000.00	$1,022.10	$2.93

*   Expenses are equal to the Fund’s annualized expense ratio: 0.58%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

Loomis Sayles Global Bond Fund

Institutional Class	Beginning Account Value 10/1/2011	Ending Account Value 3/31/2012	Expenses Paid During Period* 10/1/2011 – 3/31/2012
Actual	$1,000.00	$1,049.50	$3.59
Hypothetical (5% return before expenses)	$1,000.00	$1,021.50	$3.54

Retail Class
Actual	$1,000.00	$1,047.90	$5.07
Hypothetical (5% return before expenses)	$1,000.00	$1,020.05	$5.00

*   Expenses are equal to the Fund’s annualized expense ratio: 0.70% and 0.99% for Institutional and Retail Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

Loomis Sayles Inflation Protected Securities Fund

Institutional Class	Beginning Account Value 10/1/2011	Ending Account Value 3/31/2012	Expenses Paid During Period* 10/1/2011 – 3/31/2012
Actual	$1,000.00	$1,032.90	$2.03
Hypothetical (5% return before expenses)	$1,000.00	$1,023.00	$2.02

Retail Class
Actual	$1,000.00	$1,031.10	$3.30
Hypothetical (5% return before expenses)	$1,000.00	$1,021.75	$3.29

*   Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.40% and 0.65% for Institutional and Retail Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

Loomis Sayles Institutional High Income Fund

Institutional Class	Beginning Account Value 10/1/2011	Ending Account Value 3/31/2012	Expenses Paid During Period* 10/1/2011 – 3/31/2012
Actual	$1,000.00	$1,125.50	$3.61
Hypothetical (5% return before expenses)	$1,000.00	$1,021.60	$3.44

*   Expenses are equal to the Fund’s annualized expense ratio: 0.68%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

Loomis Sayles Intermediate Duration Bond Fund

Institutional Class	Beginning Account Value 10/1/2011	Ending Account Value 3/31/2012	Expenses Paid During Period* 10/1/2011 – 3/31/2012
Actual	$1,000.00	$1,021.40	$2.02
Hypothetical (5% return before expenses)	$1,000.00	$1,023.00	$2.02

Retail Class
Actual	$1,000.00	$1,019.20	$3.28
Hypothetical (5% return before expenses)	$1,000.00	$1,021.75	$3.29

*   Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.40% and 0.65% for Institutional and Retail Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

|  14

Loomis Sayles Investment Grade Fixed Income Fund

Institutional Class	Beginning Account Value 10/1/2011	Ending Account Value 3/31/2012	Expenses Paid During Period* 10/1/2011 – 3/31/2012
Actual	$1,000.00	$1,065.60	$2.53
Hypothetical (5% return before expenses)	$1,000.00	$1,022.55	$2.48

*   Expenses are equal to the Fund’s annualized expense ratio: 0.49%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

15  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Fixed Income Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 82.9% of Net Assets

Non-Convertible Bonds – 73.4%

	ABS Other – 0.1%
$725,000	Community Program Loan Trust, Series 1987-A, Class A5, 4.500%, 4/01/2029	$733,560

	Aerospace & Defense – 0.2%
175,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	179,375
600,000	Meccanica Holdings USA, Inc., 6.250%, 7/15/2019, 144A	536,162
400,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A	309,950
1,400,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039, 144A	1,170,691

		2,196,178

	Airlines – 0.5%
153,971	Continental Airlines Pass Through Trust, Series 1997-1, Class A, 7.461%, 10/01/2016	153,971
48,940	Continental Airlines Pass Through Trust, Series 2000-2, Class B, 8.307%, 10/02/2019	48,509
70,802	Continental Airlines Pass Through Trust, Series 2001-1, Class B, 7.373%, 6/15/2017	71,064
275,000	Continental Airlines Pass Through Trust, Series 2012-1, Class B, 6.250%, 10/22/2021	279,812
1,277,955	Delta Air Lines Pass Through Trust, Series 2007-1, Class C, 8.954%, 8/10/2014	1,276,294
276,711	Delta Air Lines Pass Through Trust, Series 2009-1, Series B, 9.750%, 6/17/2018	294,698
484,000	Delta Air Lines, Inc., 9.500%, 9/15/2014, 144A	515,460
1,009,113	UAL Pass Through Trust, Series 2007-1, Class A, 6.636%, 1/02/2024	1,069,660
1,651,000	US Airways Pass Through Trust, Series 2011-1A, Class A, 7.125%, 4/22/2025	1,733,550

		5,443,018

	Automotive – 2.4%
2,200,000	Chrysler Group LLC/CG Co-Issuer, Inc., 8.250%, 6/15/2021	2,222,000
200,000	FCE Bank PLC, EMTN, 7.125%, 1/15/2013, (EUR)	276,409
765,000	Ford Motor Co., 6.375%, 2/01/2029	829,603
1,030,000	Ford Motor Co., 6.500%, 8/01/2018	1,117,550

	Automotive – continued
$165,000	Ford Motor Co., 6.625%, 2/15/2028	$182,740
4,230,000	Ford Motor Co., 6.625%, 10/01/2028	4,696,214
690,000	Ford Motor Co., 7.125%, 11/15/2025	752,100
9,250,000	Ford Motor Co., 7.450%, 7/16/2031	11,308,125
1,645,000	Ford Motor Co., 7.500%, 8/01/2026	1,842,400
645,000	Ford Motor Credit Co. LLC, 7.000%, 4/15/2015	704,572
565,000	Ford Motor Credit Co. LLC, 8.000%, 12/15/2016	655,063
375,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	353,437

		24,940,213

	Banking – 8.1%
1,710,000	Associates Corp. of North America, 6.950%, 11/01/2018	1,935,493
500,000	Bank of America Corp., 4.850%, 11/15/2014	491,230
1,900,000	Bank of America Corp., 5.490%, 3/15/2019	1,904,499
1,060,000	Bank of America Corp., 5.650%, 5/01/2018	1,131,552
600,000	Bank of America Corp., 6.500%, 9/15/2037	578,818
2,247,000	Bank of America Corp., Series L, MTN, 7.625%, 6/01/2019	2,591,052
2,420,000,000	Barclays Bank PLC, EMTN, 3.680%, 8/20/2015, (KRW)	2,153,406
250,000	Barclays Bank PLC, EMTN, (fixed rate to 3/15/2020, variable rate thereafter), 4.750%, 3/29/2049, (EUR)	185,331
535,000	BNP Paribas Capital Trust VI, (fixed rate to 1/16/2013, variable rate thereafter), 5.868%, 1/29/2049, (EUR)	665,866
1,300,000	BNP Paribas S.A., (fixed rate to 10/23/2017, variable rate thereafter), 7.436%, 10/29/2049, (GBP)	1,626,057
1,450,000	BNP Paribas S.A., (fixed rate to 4/12/2016, variable rate thereafter), 4.730%, 4/29/2049, (EUR)	1,489,172
550,000	BNP Paribas S.A., (fixed rate to 4/13/2017, variable rate thereafter), 5.019%, 4/29/2049, (EUR)	564,822
2,700,000	BNP Paribas S.A., (fixed rate to 4/19/2016, variable rate thereafter), 5.945%, 4/29/2049, (GBP)	2,915,090
1,000,000	BNP Paribas S.A., (fixed rate to 6/25/2037, variable rate thereafter), 7.195%, 6/29/2049, 144A	887,500

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Banking – continued
$1,525,000	BNP Paribas S.A., (fixed rate to 6/29/2015, variable rate thereafter), 5.186%, 6/29/2049, 144A	$1,319,125
1,050,000	BNP Paribas S.A., (fixed rate to 7/13/2016, variable rate thereafter), 5.954%, 7/29/2049, (GBP)	1,242,812
3,830,000	Citigroup, Inc., 5.000%, 9/15/2014	3,966,459
300,000	Citigroup, Inc., 5.365%, 3/06/2036, (CAD)(b)	241,462
135,000	Citigroup, Inc., 5.850%, 12/11/2034	138,015
3,320,000	Citigroup, Inc., 5.875%, 2/22/2033	3,115,740
1,215,000	Citigroup, Inc., 6.000%, 10/31/2033	1,163,562
795,000	Citigroup, Inc., 6.125%, 8/25/2036	764,052
200,000	Citigroup, Inc., EMTN, (fixed rate to 11/30/2012, variable rate thereafter), 3.625%, 11/30/2017, (EUR)	231,930
4,030,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	3,937,604
1,955,000	Goldman Sachs Group, Inc. (The), GMTN, 5.375%, 3/15/2020	1,987,408
2,500,000	HBOS PLC, GMTN, 6.750%, 5/21/2018, 144A	2,346,443
21,194,634,240	JPMorgan Chase & Co., Zero Coupon, 4/12/2012, 144A, (IDR)	2,297,708
1,000,000,000	JPMorgan Chase & Co., EMTN, 7.070%, 3/22/2014, (IDR)	108,486
18,000,000,000	JPMorgan Chase Bank NA, 7.700%, 6/01/2016, 144A, (IDR)	2,079,331
1,700,000	Merrill Lynch & Co., Inc., 6.050%, 5/16/2016	1,789,957
5,600,000	Merrill Lynch & Co., Inc., 6.110%, 1/29/2037	5,330,069
2,000,000	Merrill Lynch & Co., Inc., 6.220%, 9/15/2026	2,038,542
50,000	Merrill Lynch & Co., Inc., EMTN, 1.434%, 9/14/2018, (EUR)(c)	53,839
1,000,000	Merrill Lynch & Co., Inc., EMTN, 4.625%, 9/14/2018, (EUR)	1,233,520
300,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034	273,029
595,000	Morgan Stanley, 4.750%, 4/01/2014	604,737
7,300,000	Morgan Stanley, 5.500%, 7/24/2020	7,124,691

	Banking – continued
$7,400,000	Morgan Stanley, 5.750%, 1/25/2021	$7,265,187
50,000	Morgan Stanley, EMTN, 5.750%, 2/14/2017, (GBP)	81,860
200,000	Morgan Stanley, GMTN, 5.500%, 1/26/2020	195,056
4,100,000	Morgan Stanley, GMTN, 7.625%, 3/03/2016, (AUD)	4,310,965
1,600,000	Morgan Stanley, MTN, 7.250%, 5/26/2015, (AUD)	1,638,847
300,000	Morgan Stanley, Series F, GMTN, 5.625%, 9/23/2019	296,526
625,000	Morgan Stanley, Series F, MTN, 5.950%, 12/28/2017	643,494
300,000	Morgan Stanley, Series G & H, GMTN, 5.125%, 11/30/2015, (GBP)	490,137
185,000	RBS Capital Trust A, (fixed rate to 6/30/2012, variable rate thereafter), 6.467%, 12/29/2049, (EUR)(e)	143,106
50,000	Royal Bank of Scotland PLC (The), EMTN, 4.350%, 1/23/2017, (EUR)	57,649
300,000	Royal Bank of Scotland PLC (The), EMTN, 6.934%, 4/09/2018, (EUR)	372,502
600,000	Societe Generale S.A., (fixed rate to 5/22/2013, variable rate thereafter), 7.756%, 5/29/2049, (EUR)	684,268
5,000,000	Societe Generale S.A., MTN, 5.200%, 4/15/2021, 144A	4,802,150

		83,490,156

	Brokerage – 0.7%
1,495,000	Jefferies Group, Inc., 3.875%, 11/09/2015	1,476,313
1,245,000	Jefferies Group, Inc., 5.125%, 4/13/2018	1,207,650
2,395,000	Jefferies Group, Inc., 6.250%, 1/15/2036	2,161,487
1,580,000	Jefferies Group, Inc., 6.450%, 6/08/2027	1,556,300
165,000	Jefferies Group, Inc., 6.875%, 4/15/2021	167,888
70,000	Jefferies Group, Inc., 8.500%, 7/15/2019	77,700

		6,647,338

	Building Materials – 1.1%
860,000	Masco Corp., 4.800%, 6/15/2015	881,031
240,000	Masco Corp., 5.850%, 3/15/2017	245,964
2,600,000	Masco Corp., 6.125%, 10/03/2016	2,748,408
755,000	Masco Corp., 6.500%, 8/15/2032	710,925
1,410,000	Masco Corp., 7.125%, 3/15/2020	1,507,387

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Building Materials – continued
$815,000	Masco Corp., 7.750%, 8/01/2029	$840,616
805,000	Owens Corning, Inc., 6.500%, 12/01/2016	894,331
2,050,000	Owens Corning, Inc., 7.000%, 12/01/2036	2,184,593
1,680,000	USG Corp., 6.300%, 11/15/2016	1,570,800

		11,584,055

	Chemicals – 1.2%
3,440,000	Chevron Phillips Chemical Co. LLC, 8.250%, 6/15/2019, 144A	4,505,176
275,000	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/01/2018	284,625
115,000	ICI Wilmington, Inc., 5.625%, 12/01/2013	122,000
620,000	Methanex Corp., 5.250%, 3/01/2022	631,087
1,565,000	Methanex Corp., Senior Note, 6.000%, 8/15/2015	1,627,221
5,240,000	Momentive Specialty Chemicals, Inc., 7.875%, 2/15/2023(b)	4,244,400
55,000	Momentive Specialty Chemicals, Inc., 8.375%, 4/15/2016(b)	48,950
905,000	Momentive Specialty Chemicals, Inc., 9.200%, 3/15/2021(b)	778,300

		12,241,759

	Collateralized Mortgage Obligations – 0.1%
1,037,035	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR4, Class 2A2, 2.689%, 4/25/2035(c)	962,509

	Commercial Mortgage-Backed Securities – 0.1%
95,000	GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A, 4.751%, 7/10/2039	103,024
1,000,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051	1,076,751

		1,179,775

	Construction Machinery – 0.2%
965,000	Toro Co., 6.625%, 5/01/2037(b)	1,017,371
1,155,000	UR Financing Escrow Corp., 7.625%, 4/15/2022, 144A	1,186,762

		2,204,133

	Distributors – 0.1%
1,000,000	ONEOK, Inc., 6.000%, 6/15/2035	1,065,943

	Diversified Manufacturing – 0.9%
245,000	Textron, Inc., 5.600%, 12/01/2017	265,667

	Diversified Manufacturing – continued
$6,855,000	Textron, Inc., 5.950%, 9/21/2021	$7,493,550
1,290,000	Textron, Inc., 7.250%, 10/01/2019	1,480,968

		9,240,185

	Electric – 4.0%
730,000	AES Corp. (The), 7.750%, 3/01/2014	788,400
2,928,050	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	3,153,452
4,126,072	Bruce Mansfield Unit, 6.850%, 6/01/2034	4,372,316
380,000	Dynegy Holdings, Inc., 7.125%, 5/15/2018(d)	248,900
810,000	Dynegy Holdings, Inc., 7.625%, 10/15/2026(d)	530,550
7,005,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	5,694,364
5,555,000	EDP Finance BV, 6.000%, 2/02/2018, 144A	4,909,426
100,000	EDP Finance BV, EMTN, 4.625%, 6/13/2016, (EUR)	116,699
1,200,000	EDP Finance BV, EMTN, 8.625%, 1/04/2024, (GBP)	1,724,605
1,589,000	Endesa S.A./Cayman Islands, 7.875%, 2/01/2027	1,901,698
2,890,000	Energy Future Holdings Corp., 10.000%, 1/15/2020	3,135,650
275,000	Enersis S.A., 7.375%, 1/15/2014	298,301
4,000,000	Enersis S.A., Cayman Islands, 7.400%, 12/01/2016	4,717,296
3,256,600	Mackinaw Power LLC, 6.296%, 10/31/2023, 144A(b)	3,314,014
675,000	NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027(b)(d)	175,500
2,865,000	Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 11.500%, 10/01/2020, 144A	1,869,412
765,000	TXU Corp., Series P, 5.550%, 11/15/2014	560,362
1,515,000	TXU Corp., Series Q, 6.500%, 11/15/2024	795,375
1,675,000	TXU Corp., Series R, 6.550%, 11/15/2034	837,500
450,000	White Pine Hydro LLC, 6.310%, 7/10/2017(b)	409,324
670,000	White Pine Hydro LLC, 6.960%, 7/10/2037(b)	563,912
1,280,000	White Pine Hydro Portfolio LLC, 7.260%, 7/20/2015(b)	1,158,221

		41,275,277

	Entertainment – 0.5%
2,065,000	Time Warner, Inc., 6.625%, 5/15/2029	2,444,309
730,000	Time Warner, Inc., 7.625%, 4/15/2031	934,661

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Entertainment – continued
$1,155,000	Time Warner, Inc., 7.700%, 5/01/2032	$1,506,397

		4,885,367

	Food & Beverage – 0.5%
1,540,000	Corn Products International, Inc., 6.625%, 4/15/2037	1,741,395
2,740,000	Viterra, Inc., 6.406%, 2/16/2021, 144A, (CAD)	3,046,071

		4,787,466

	Gaming – 0.5%
410,000	MGM Resorts International, 6.625%, 7/15/2015	421,275
435,000	MGM Resorts International, 6.875%, 4/01/2016	439,350
350,000	MGM Resorts International, 7.500%, 6/01/2016	360,500
895,000	MGM Resorts International, 7.625%, 1/15/2017	924,088
2,525,000	MGM Resorts International, 8.625%, 2/01/2019, 144A	2,708,062

		4,853,275

	Government Guaranteed – 0.2%
1,620,000	Instituto de Credito Oficial, MTN, 5.500%, 10/11/2012, (AUD)	1,658,765

	Government Owned – No Guarantee – 0.7%
2,400,000	DP World Ltd., 6.850%, 7/02/2037, 144A	2,316,000
18,000,000,000	Export-Import Bank of Korea, 6.600%, 11/04/2013, 144A, (IDR)	1,977,165
29,200,000,000	Export-Import Bank of Korea, 8.300%, 3/15/2014, 144A, (IDR)	3,274,462

		7,567,627

	Healthcare – 2.2%
425,000	Boston Scientific Corp., 5.125%, 1/12/2017	467,997
290,000	Boston Scientific Corp., 5.450%, 6/15/2014	313,558
435,000	Boston Scientific Corp., 6.400%, 6/15/2016	500,829
860,000	Boston Scientific Corp., 7.000%, 11/15/2035	1,030,243
455,000	HCA, Inc., 5.750%, 3/15/2014	472,063
610,000	HCA, Inc., 5.875%, 3/15/2022	610,763
2,345,000	HCA, Inc., 6.250%, 2/15/2013	2,406,556
410,000	HCA, Inc., 6.375%, 1/15/2015	432,550
115,000	HCA, Inc., 6.750%, 7/15/2013	119,600

	Healthcare – continued
$3,545,000	HCA, Inc., 7.050%, 12/01/2027	$3,181,637
820,000	HCA, Inc., 7.190%, 11/15/2015	869,200
1,475,000	HCA, Inc., 7.500%, 12/15/2023	1,408,625
1,440,000	HCA, Inc., 7.500%, 11/06/2033	1,350,000
2,660,000	HCA, Inc., 7.690%, 6/15/2025	2,563,575
2,220,000	HCA, Inc., 8.360%, 4/15/2024	2,264,400
2,930,000	HCA, Inc., MTN, 7.580%, 9/15/2025	2,768,850
430,000	HCA, Inc., MTN, 7.750%, 7/15/2036	397,750
335,000	Kindred Healthcare, Inc., 8.250%, 6/01/2019	291,869
320,000	Owens & Minor, Inc., 6.350%, 4/15/2016(b)	345,606
1,075,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	919,125

		22,714,796

	Home Construction – 0.8%
270,000	K. Hovnanian Enterprises, Inc., 5.000%, 11/01/2021, 144A	182,250
115,000	K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2016	66,987
835,000	KB Home, 8.000%, 3/15/2020	826,650
1,700,000	Lennar Corp., Series B, 5.600%, 5/31/2015	1,776,500
1,152,000	Pulte Group, Inc., 5.200%, 2/15/2015	1,175,040
3,920,000	Pulte Group, Inc., 6.000%, 2/15/2035	3,057,600
1,960,000	Pulte Group, Inc., 6.375%, 5/15/2033	1,577,800

		8,662,827

	Independent Energy – 0.9%
3,230,000	Anadarko Petroleum Corp., 5.950%, 9/15/2016	3,723,857
1,915,000	Anadarko Petroleum Corp., 6.375%, 9/15/2017	2,275,436
900,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	929,250
300,000	Connacher Oil and Gas Ltd., 8.500%, 8/01/2019, 144A	300,000
1,465,000	Pioneer Natural Resources Co., 7.200%, 1/15/2028	1,770,026

		8,998,569

	Life Insurance – 2.5%
1,800,000	American International Group, Inc., 6.250%, 3/15/2087	1,620,000
10,165,000	American International Group, Inc., (fixed rate to 5/15/2038, variable rate thereafter), 8.175%, 5/15/2068	10,759,653

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)		Description	Value (†)

Bonds and Notes – continued

		Life Insurance – continued
$615,000		American International Group, Inc., Series G, MTN, 5.850%, 1/16/2018	$668,816
175,000		American International Group, Inc., Series MP, GMTN, 5.450%, 5/18/2017	188,132
200,000		AXA S.A., EMTN, (fixed rate to 4/16/2020, variable rate thereafter), 5.250%, 4/16/2040, (EUR)	228,224
4,345,000		Forethought Financial Group, Inc., 8.625%, 4/15/2021, 144A	4,290,648
2,270,000		MetLife Capital Trust X, 9.250%, 4/08/2068, 144A	2,735,350
1,000,000		MetLife, Inc., 6.400%, 12/15/2066	980,000
1,115,000		MetLife, Inc., 10.750%, 8/01/2069	1,530,338
1,165,000		Penn Mutual Life Insurance Co. (The), 6.650%, 6/15/2034, 144A	1,228,794
1,000,000		Protective Life Secured Trust, 4.660%, 9/10/2014(c)	1,037,530

			25,267,485

		Local Authorities – 5.0%
4,505,000		New South Wales Treasury Corp., 5.500%, 8/01/2013, (AUD)	4,758,900
5,390,000		New South Wales Treasury Corp., 6.000%, 5/01/2012, (AUD)	5,591,381
845,000		New South Wales Treasury Corp., Series 12RG, 6.000%, 5/01/2012, (AUD)	876,362
4,280,000		New South Wales Treasury Corp., Series 17RG, 5.500%, 3/01/2017, (AUD)	4,681,368
565,743		Province of Alberta, 5.930%, 9/16/2016, (CAD)	630,908
11,700,000		Province of British Columbia, Zero Coupon, 8/23/2013, (CAD)	11,509,741
19,825,000		Province of Ontario, Canada, 4.200%, 3/08/2018, (CAD)	21,918,307
830,000		Queensland Treasury Corp., Series 14, 5.750%, 11/21/2014, (AUD)	890,749

			50,857,716

		Lodging – 0.0%
150,000		Host Marriott LP, Series O, 6.375%, 3/15/2015	152,625

		Media Cable – 0.2%
1,500,000		Time Warner Cable, Inc., 6.550%, 5/01/2037	1,736,985

		Media Non-Cable – 0.5%
2,630,000		News America, Inc., 6.150%, 3/01/2037	2,939,764

		Media Non-Cable – continued
$1,960,000		R.R. Donnelley & Sons Co., 8.250%, 3/15/2019	$1,950,200

			4,889,964

		Metals & Mining – 2.2%
1,500,000		Alcoa, Inc., 5.720%, 2/23/2019	1,598,295
300,000		Alcoa, Inc., 5.870%, 2/23/2022	312,585
6,720,000		Algoma Acquisition Corp., 9.875%, 6/15/2015, 144A	6,115,200
855,000		ArcelorMittal, 5.500%, 3/01/2021	839,161
2,295,000		ArcelorMittal, 6.125%, 6/01/2018	2,411,373
6,630,000		ArcelorMittal, 6.750%, 3/01/2041	6,213,092
3,300,000		ArcelorMittal, 7.000%, 10/15/2039	3,151,952
1,760,000		United States Steel Corp., 7.500%, 3/15/2022	1,760,000

			22,401,658

		Non-Captive Consumer – 2.9%
300,000		AGFC Capital Trust I, (fixed rate to 1/15/2017, variable rate thereafter), 6.000%, 1/15/2067, 144A	136,500
3,905,000		Residential Capital LLC, 9.625%, 5/15/2015	3,319,250
31,725	(††)	SLM Corp., 6.000%, 12/15/2043	694,064
760,000		SLM Corp., MTN, 5.125%, 8/27/2012	765,695
35,000		SLM Corp., Series A, MTN, 0.860%, 1/27/2014(c)	33,430
1,665,000		SLM Corp., Series A, MTN, 5.000%, 10/01/2013	1,702,462
200,000		SLM Corp., Series A, MTN, 5.000%, 4/15/2015	203,537
145,000		SLM Corp., Series A, MTN, 5.000%, 6/15/2018	139,166
2,920,000		SLM Corp., Series A, MTN, 5.375%, 1/15/2013	2,978,467
200,000		SLM Corp., Series A, MTN, 5.375%, 5/15/2014	206,521
2,575,000		SLM Corp., Series A, MTN, 5.625%, 8/01/2033	2,198,411
7,986,000		SLM Corp., Series A, MTN, 8.450%, 6/15/2018	8,904,390
300,000		Springleaf Finance Corp., MTN, 5.750%, 9/15/2016	236,250
1,050,000		Springleaf Finance Corp., Series H, MTN, 5.375%, 10/01/2012	1,008,000
595,000		Springleaf Finance Corp., Series I, MTN, 5.400%, 12/01/2015	492,363
1,805,000		Springleaf Finance Corp., Series I, MTN, 5.850%, 6/01/2013	1,665,112

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Non-Captive Consumer – continued
$1,000,000	Springleaf Finance Corp., Series J, MTN, 5.900%, 9/15/2012	$962,500
2,100,000	Springleaf Finance Corp., Series J, MTN, 6.500%, 9/15/2017	1,617,000
3,255,000	Springleaf Finance Corp., Series J, MTN, 6.900%, 12/15/2017	2,538,900

		29,802,018

	Non-Captive Diversified – 5.1%
224,000	Ally Financial, Inc., 6.875%, 8/28/2012	227,920
682,000	Ally Financial, Inc., 7.500%, 12/31/2013	724,625
2,275,000	Ally Financial, Inc., 7.500%, 9/15/2020	2,457,000
1,460,000	Ally Financial, Inc., 8.000%, 12/31/2018	1,551,250
1,291,000	Ally Financial, Inc., 8.000%, 11/01/2031	1,423,327
5,195,000	Ally Financial, Inc., 8.300%, 2/12/2015	5,656,056
1,630,000	General Electric Capital Australia Funding Pty Ltd., 7.000%, 10/08/2015, (AUD)	1,768,523
35,000	General Electric Capital Corp., 5.625%, 5/01/2018	40,568
170,000	General Electric Capital Corp., MTN, 5.875%, 1/14/2038	186,870
2,390,000	General Electric Capital Corp., Series A, EMTN, 5.500%, 2/01/2017, (NZD)	1,991,146
1,345,000	General Electric Capital Corp., Series A, EMTN, 6.750%, 9/26/2016, (NZD)	1,163,786
5,360,000	General Electric Capital Corp., Series A, GMTN, 7.625%, 12/10/2014, (NZD)	4,730,124
1,145,000	General Electric Capital Corp., Series A, MTN, 4.875%, 3/04/2015	1,258,104
9,210,000	General Electric Capital Corp., Series A, MTN, 6.500%, 9/28/2015, (NZD)	7,876,430
6,375,000	International Lease Finance Corp., 6.250%, 5/15/2019	6,292,629
4,905,000	International Lease Finance Corp., 7.125%, 9/01/2018, 144A	5,346,450
635,000	International Lease Finance Corp., 8.250%, 12/15/2020	698,633
3,045,000	International Lease Finance Corp., 8.625%, 9/15/2015	3,349,500
790,000	International Lease Finance Corp., Series R, MTN, 5.625%, 9/20/2013	799,875
85,000	iStar Financial, Inc., 5.500%, 6/15/2012	84,575

	Non-Captive Diversified – continued
$225,000	iStar Financial, Inc., 5.850%, 3/15/2017	$197,438
905,000	iStar Financial, Inc., 5.875%, 3/15/2016	811,106
30,000	iStar Financial, Inc., 6.050%, 4/15/2015	27,450
2,495,000	iStar Financial, Inc., 8.625%, 6/01/2013	2,476,287
195,000	iStar Financial, Inc., Series B, 5.700%, 3/01/2014	177,450
1,245,000	iStar Financial, Inc., Series B, 5.950%, 10/15/2013	1,185,863

		52,502,985

	Oil Field Services – 0.0%
235,000	Parker Drilling Co., 9.125%, 4/01/2018	249,100

	Packaging – 0.2%
2,000,000	Owens-Illinois, Inc., 7.800%, 5/15/2018	2,245,000

	Paper – 1.5%
2,015,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	2,371,675
2,894,000	Georgia-Pacific LLC, 7.375%, 12/01/2025	3,529,965
6,043,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	7,530,056
1,045,000	Westvaco Corp., 7.950%, 2/15/2031	1,131,503
1,080,000	Westvaco Corp., 8.200%, 1/15/2030	1,196,061

		15,759,260

	Pipelines – 1.2%
1,740,000	DCP Midstream LP, 6.450%, 11/03/2036, 144A	1,937,801
250,000	El Paso Corp., GMTN, 7.800%, 8/01/2031	284,152
1,410,000	Enterprise Products Operating LLC, 6.300%, 9/15/2017	1,662,218
300,000	Florida Gas Transmission Co., 7.900%, 5/15/2019, 144A	363,152
1,300,000	IFM US Colonial Pipeline 2 LLC, 6.450%, 5/01/2021, 144A	1,395,111
250,000	NiSource Finance Corp., 5.250%, 9/15/2017	277,778
1,785,000	Plains All American Pipeline LP, 6.125%, 1/15/2017	2,064,144
3,510,000	Plains All American Pipeline LP, 6.650%, 1/15/2037	4,103,555
455,000	Rockies Express Pipeline LLC, 6.875%, 4/15/2040, 144A	362,863

		12,450,774

	Property & Casualty Insurance – 1.4%
80,000	Axis Capital Holdings Ltd., 5.750%, 12/01/2014	85,624
3,565,000	Hanover Insurance Group, Inc. (The), 6.375%, 6/15/2021	3,759,029
2,645,000	Hanover Insurance Group, Inc. (The), 7.500%, 3/01/2020	2,993,415

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Property & Casualty Insurance – continued
$1,545,000	MBIA Insurance Corp., (fixed rate to 1/15/2013, variable rate thereafter), 14.000%, 1/15/2033, 144A	$934,725
1,425,000	Nationwide Mutual Insurance Co., 6.600%, 4/15/2034, 144A	1,385,844
2,140,000	White Mountains Re Group Ltd., 6.375%, 3/20/2017, 144A	2,241,808
1,430,000	XL Group PLC, 6.250%, 5/15/2027	1,491,440
1,135,000	XL Group PLC, 6.375%, 11/15/2024	1,255,171

		14,147,056

	Property Trust – 0.3%
2,960,000	WEA Finance LLC/WT Finance Australia Property Ltd., 6.750%, 9/02/2019, 144A	3,422,432

	Railroads – 0.0%
500,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(b)	400,000

	REITs – Apartments – 0.2%
1,495,000	Camden Property Trust, 5.700%, 5/15/2017	1,672,062
70,000	ERP Operating LP, 5.125%, 3/15/2016	76,694

		1,748,756

	REITs – Diversified – 0.0%
210,000	Duke Realty LP, 5.950%, 2/15/2017	234,688

	REITs – Office Property – 0.4%
3,485,000	Highwoods Properties, Inc., 5.850%, 3/15/2017	3,703,872
475,000	Highwoods Properties, Inc., 7.500%, 4/15/2018	544,881

		4,248,753

	REITs – Regional Malls – 0.1%
200,000	Simon Property Group LP, 5.875%, 3/01/2017	230,872
290,000	Simon Property Group LP, 6.100%, 5/01/2016	333,577

		564,449

	REITs – Single Tenant – 0.1%
185,000	Realty Income Corp., 5.750%, 1/15/2021	200,302
815,000	Realty Income Corp., 6.750%, 8/15/2019	941,618

		1,141,920

	REITs – Warehouse/Industrials – 0.0%
100,000	ProLogis LP, 5.625%, 11/15/2015	108,902

	REITs – Warehouse/Industrials – continued
$80,000	ProLogis LP, 5.750%, 4/01/2016	$87,205

		196,107

	Retailers – 0.8%
1,025,000	Dillard’s, Inc., 7.750%, 7/15/2026	1,009,625
1,100,000	Foot Locker, Inc., 8.500%, 1/15/2022	1,185,250
1,079,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	948,171
575,000	J.C. Penney Corp., Inc., 7.125%, 11/15/2023	601,594
3,505,000	Toys R Us, Inc., 7.375%, 10/15/2018	3,145,738
750,000	Toys R Us, Inc., 7.875%, 4/15/2013	776,250

		7,666,628

	Sovereigns – 1.8%
1,787,000,000	Indonesia Treasury Bond, Series FR43, 10.250%, 7/15/2022, (IDR)	256,217
33,387,000,000	Indonesia Treasury Bond, Series FR44, 10.000%, 9/15/2024, (IDR)	4,759,393
7,590,000,000	Indonesia Treasury Bond, Series ZC3, Zero Coupon, 11/20/2012, (IDR)	811,232
14,885,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	9,744,214
625,000	Republic of Brazil, 12.500%, 1/05/2022, (BRL)	454,683
176,105,000	Republic of Iceland, 4.250%, 8/24/2012, (ISK)	917,470
212,600,000	Republic of Iceland, 7.250%, 5/17/2013, (ISK)	1,141,396

		18,084,605

	Supermarkets – 1.0%
125,000	American Stores Co., 7.900%, 5/01/2017	118,750
25,000	American Stores Co., 8.000%, 6/01/2026	21,250
6,515,000	New Albertson’s, Inc., 7.450%, 8/01/2029	4,983,975
1,470,000	New Albertson’s, Inc., 7.750%, 6/15/2026	1,190,700
2,660,000	New Albertson’s, Inc., 8.000%, 5/01/2031	2,014,950
205,000	New Albertson’s, Inc., 8.700%, 5/01/2030	168,100
1,745,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	1,230,225

		9,727,950

	Supranational – 3.1%
373,680	European Financial Stability Facility, 0.400%, 3/12/2013, (EUR)	497,152
373,680	European Financial Stability Facility, 1.000%, 3/12/2014, (EUR)	497,351

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued
	Supranational – continued
19,735,000	Inter-American Development Bank, EMTN, 6.000%, 12/15/2017, (NZD)	$17,460,472
17,000,000	International Bank for Reconstruction & Development, 1.430%, 3/05/2014, (SGD)	13,656,394

		32,111,369

	Technology – 1.2%
5,215,000	Agilent Technologies, Inc., 6.500%, 11/01/2017	6,272,461
980,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	774,200
80,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	62,600
1,645,000	Avnet, Inc., 6.000%, 9/01/2015	1,817,419
130,000	Avnet, Inc., 6.625%, 9/15/2016	147,326
450,000	Corning, Inc., 6.850%, 3/01/2029	522,105
1,175,000	Corning, Inc., 7.250%, 8/15/2036	1,404,195
247,000	Freescale Semiconductor, Inc., 8.875%, 12/15/2014	253,484
166,000	Motorola Solutions, Inc., 6.625%, 11/15/2037	176,245
150,000	Nortel Networks Capital Corp., 7.875%, 6/15/2026(d)	163,125
926,400	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	1,112,361

		12,705,521

	Tobacco – 0.5%
3,320,000	Reynolds American, Inc., 6.750%, 6/15/2017	3,954,977
810,000	Reynolds American, Inc., 7.250%, 6/15/2037	944,945

		4,899,922

	Transportation Services – 0.3%
2,500,000	APL Ltd., 8.000%, 1/15/2024(b)	1,725,000
746,368	Atlas Air Pass Through Trust, Series 1998-1, Class B, 7.680%, 7/02/2015	709,050
708,763	Atlas Air Pass Through Trust, Series 1999-1, Class B, 7.630%, 7/02/2016	609,536
253,237	Atlas Air Pass Through Trust, Series 2000-1, Class B, 9.057%, 7/02/2017	243,107

		3,286,693

	Treasuries – 10.6%
8,525,000	Canadian Government, 1.750%, 3/01/2013, (CAD)	8,598,332
19,910,000	Canadian Government, 2.000%, 9/01/2012, (CAD)	20,044,536
2,860,000	Canadian Government, 3.500%, 6/01/2013, (CAD)	2,946,564

	Treasuries – continued
7,385,000	Canadian Government, 3.750%, 6/01/2019, (CAD)	$8,342,026
9,615,000	Canadian Government, 4.250%, 6/01/2018, (CAD)	11,060,552
7,050,000	Ireland Government Bond, 4.500%, 10/18/2018, (EUR)	8,480,500
3,100,000	Ireland Government Bond, 4.500%, 4/18/2020, (EUR)	3,555,800
450,000	Ireland Government Bond, 5.000%, 10/18/2020, (EUR)	527,528
6,710,000	Ireland Government Bond, 5.400%, 3/13/2025, (EUR)	7,725,779
205,000	Italy Buoni Poliennali Del Tesoro, 5.000%, 8/01/2034, (EUR)	246,211
205,000	Italy Buoni Poliennali Del Tesoro, 5.250%, 11/01/2029, (EUR)	262,828
200,000	Italy Buoni Poliennali Del Tesoro, 5.750%, 2/01/2033, (EUR)	264,135
305,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	2,700,293
14,170,000	New Zealand Government Bond, 6.500%, 4/15/2013, (NZD)	12,055,474
56,415,000	Norwegian Government, 4.250%, 5/19/2017, (NOK)	10,989,867
9,425,000	Norwegian Government, 5.000%, 5/15/2015, (NOK)	1,820,719
27,350,000	Norwegian Government, 6.500%, 5/15/2013, (NOK)	5,059,420
1,675,000	Portugal Obrigacoes do Tesouro OT, 3.850%, 4/15/2021, (EUR)	1,279,359
250,000	Portugal Obrigacoes do Tesouro OT, 4.100%, 4/15/2037, (EUR)	153,542
375,000	Portugal Obrigacoes do Tesouro OT, 4.800%, 6/15/2020, (EUR)	299,522
1,325,000	Portugal Obrigacoes do Tesouro OT, 4.950%, 10/25/2023, (EUR)	1,022,297
275,460,000	Republic of Iceland, 6.000%, 10/13/2016, (ISK)	1,466,882

		108,902,166

	Wireless – 1.0%
1,745,000	Nextel Communications, Inc., Series C, 5.950%, 3/15/2014	1,745,000
4,635,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	4,472,775
165,000	Nextel Communications, Inc., Series E, 6.875%, 10/31/2013	165,000
2,627,000	Sprint Capital Corp., 6.875%, 11/15/2028	2,009,655
1,020,000	Sprint Capital Corp., 6.900%, 5/01/2019	882,300
300,000	Sprint Capital Corp., 8.750%, 3/15/2032	257,250

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued
	Wireless – continued
$898,000	Sprint Nextel Corp., 6.000%, 12/01/2016	$801,465

		10,333,445

	Wirelines – 3.3%
355,000	AT&T Corp., 6.500%, 3/15/2029	411,238
355,000	Axtel SAB de CV, 9.000%, 9/22/2019, 144A	289,325
195,000	Bell Canada, MTN, 6.550%, 5/01/2029, 144A, (CAD)	230,553
690,000	Bell Canada, MTN, 7.300%, 2/23/2032, (CAD)	868,005
600,000	Bell Canada, Series M-17, 6.100%, 3/16/2035, (CAD)	688,167
3,880,000	CenturyLink, Inc., 6.450%, 6/15/2021	3,982,855
235,000	Embarq Corp., 7.082%, 6/01/2016	264,662
200,000	Embarq Corp., 7.995%, 6/01/2036	202,153
350,000	GTE Corp., 6.940%, 4/15/2028	424,567
1,960,000	Level 3 Financing, Inc., 8.625%, 7/15/2020, 144A	2,058,000
985,000	Level 3 Financing, Inc., 8.750%, 2/15/2017	1,029,325
140,000	Level 3 Financing, Inc., 9.375%, 4/01/2019	152,950
200,000	OTE PLC, GMTN, 4.625%, 5/20/2016, (EUR)	191,653
900,000	Portugal Telecom International Finance BV, EMTN, 4.500%, 6/16/2025, (EUR)	837,230
1,700,000	Portugal Telecom International Finance BV, EMTN, 5.000%, 11/04/2019, (EUR)	1,819,661
550,000	Portugal Telecom International Finance BV, GMTN, 4.375%, 3/24/2017, (EUR)	621,731
3,305,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	3,528,087
7,205,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	6,886,640
350,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	359,087
775,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	751,806
790,000	Qwest Corp., 6.875%, 9/15/2033	782,100
1,780,000	Qwest Corp., 7.200%, 11/10/2026	1,793,350
1,220,000	Qwest Corp., 7.250%, 9/15/2025	1,305,400
1,480,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	1,302,400
1,395,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	1,255,500

	Wirelines – continued
1,300,000	Telefonica Emisiones SAU, EMTN, 5.597%, 3/12/2020, (GBP)	$2,034,824

		34,071,269

	Total Non-Convertible Bonds
	(Identified Cost $673,359,282)	753,542,090

Convertible Bonds – 8.9%

	Airlines – 0.0%
470,000	United Continental Holdings, Inc., 4.500%, 6/30/2021	430,121

	Automotive – 0.5%
135,000	ArvinMeritor, Inc., (Step to Zero Coupon on 2/15/2019), 4.000%, 2/15/2027(f)	112,556
2,925,000	Ford Motor Co., 4.250%, 11/15/2016	4,636,125

		4,748,681

	Diversified Manufacturing – 0.6%
5,310,000	Owens-Brockway Glass Container, Inc., 3.000%, 6/01/2015, 144A	5,197,162
510,000	Trinity Industries, Inc., 3.875%, 6/01/2036	555,900

		5,753,062

	Electric – 0.1%
500,000	CMS Energy Corp., 5.500%, 6/15/2029	797,500

	Healthcare – 0.2%
1,270,000	Omnicare, Inc., 3.750%, 12/15/2025	1,844,675

	Independent Energy – 0.2%
1,565,000	Chesapeake Energy Corp., 2.250%, 12/15/2038	1,265,694
675,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	621,844

		1,887,538

	Life Insurance – 1.5%
15,750,000	Old Republic International Corp., 3.750%, 3/15/2018	15,533,437

	Media Non-Cable – 0.0%
443,618	Liberty Media LLC, 3.500%, 1/15/2031	267,835

	Metals & Mining – 0.2%
235,000	Steel Dynamics, Inc., 5.125%, 6/15/2014	266,431
1,540,000	United States Steel Corp., 4.000%, 5/15/2014	1,821,050

		2,087,481

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued
	Pharmaceuticals – 0.9%
$205,000	Human Genome Sciences, Inc., 2.250%, 8/15/2012	$205,513
7,570,000	Human Genome Sciences, Inc., 3.000%, 11/15/2018	7,465,912
1,370,000	Vertex Pharmaceuticals, Inc., 3.350%, 10/01/2015	1,570,362

		9,241,787

	Technology – 4.1%
3,600,000	Alcatel-Lucent USA, Inc., Series B, 2.875%, 6/15/2025	3,537,000
5,195,000	Ciena Corp., 0.875%, 6/15/2017	4,565,106
2,810,000	Ciena Corp., 3.750%, 10/15/2018, 144A	3,171,788
8,417,000	Intel Corp., 2.950%, 12/15/2035	9,679,550
7,000,000	Intel Corp., 3.250%, 8/01/2039	9,843,750
3,585,000	Kulicke & Soffa Industries, Inc., 0.875%, 6/01/2012	3,638,775
600,000	Micron Technology, Inc., 1.875%, 6/01/2014	609,750
7,025,000	Micron Technology, Inc., Series B, 1.875%, 8/01/2031, 144A	7,455,281

		42,501,000

	Wirelines – 0.6%
3,040,000	Level 3 Communications, Inc., 7.000%, 3/15/2015, 144A(b)	3,967,200
1,990,000	Level 3 Communications, Inc., Series B, 7.000%, 3/15/2015(b)	2,596,950

		6,564,150

	Total Convertible Bonds
	(Identified Cost $81,524,455)	91,657,267

Municipals – 0.6%

	Michigan – 0.1%
2,365,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034(b)	1,747,120

	Virginia – 0.5%
7,725,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046(b)	4,926,619

	Total Municipals
	(Identified Cost $10,070,943)	6,673,739

	Total Bonds and Notes
	(Identified Cost $764,954,680)	851,873,096

Senior Loans – 0.0%

	Media Non-Cable – 0.0%
$522,331	SuperMedia, Inc., Exit Term Loan, 11.000%, 12/31/2015(c)
	(Identified Cost $517,238)	$281,536

Shares

Preferred Stocks – 3.1%

Convertible Preferred Stocks – 2.4%

	Automotive – 0.9%
170,980	General Motors Co., Series B, 4.750%	7,155,513
40,805	Goodyear Tire & Rubber Co. (The), 5.875%	1,690,551

		8,846,064

	Banking – 0.5%
2,844	Bank of America Corp., Series L, 7.250%	2,783,992
55,743	Sovereign Capital Trust IV, 4.375%	2,668,696

		5,452,688

	Construction Machinery – 0.1%
19,095	United Rentals Trust I, 6.500%	1,029,937

	Consumer Products – 0.1%
27,375	Newell Financial Trust I, 5.250%	$1,293,469

	Electric – 0.1%
10,000	AES Trust III, 6.750%	498,900

	Independent Energy – 0.0%
775	Chesapeake Energy Corp., 4.500%	71,029

	Pipelines – 0.4%
80,965	El Paso Energy Capital Trust I, 4.750%	3,732,486

	REITs – Healthcare – 0.0%
7,400	Health Care REIT, Inc., Series I, 6.500%	386,872

	Technology – 0.3%
3,875	Lucent Technologies Capital Trust I, 7.750%	3,148,437

	Total Convertible Preferred Stocks
	(Identified Cost $22,855,599)	24,459,882

Non-Convertible Preferred Stocks – 0.7%

	Banking – 0.1%
5,000	Bank of America Corp., 6.375%	117,350
20,975	Countrywide Capital IV, 6.750%	493,542

		610,892

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Fixed Income Fund – continued

Shares	Description	Value (†)

Preferred Stocks – continued
	Electric – 0.1%
90	Entergy New Orleans, Inc., 4.360%	$7,484
2,876	Entergy New Orleans, Inc., 4.750%	256,144
12	MDU Resources Group, Inc., 5.100%	1,178
4,670	Union Electric Co., 4.500%	419,132

		683,938

	Government Sponsored – 0.3%
3,000	Falcons Funding Trust I, (Step to 10.875% on 3/15/2015, variable rate after 3/15/2020), 8.875%, 144A(f)	3,139,687

	Non-Captive Consumer – 0.1%
25,100	SLM Corp., Series A, 6.970%	1,148,325

	Non-Captive Diversified – 0.1%
2,321	Ally Financial, Inc., Series G, 7.000%, 144A	1,933,611

	Total Non-Convertible Preferred Stocks
	(Identified Cost $6,233,670)	7,516,453

	Total Preferred Stocks
	(Identified Cost $29,089,269)	31,976,335

Common Stocks – 5.3%

	Biotechnology – 0.5%
127,420	Vertex Pharmaceuticals, Inc.(e)	5,225,494

	Chemicals – 0.6%
62,529	PPG Industries, Inc.	5,990,278

	Containers & Packaging – 0.1%
35,353	Owens-Illinois, Inc.(e)	825,139
136	Rock-Tenn Co., Class A	9,188

		834,327

	Diversified Telecommunication Services – 0.4%
8,050	Hawaiian Telcom Holdco, Inc.(e)	138,782
241,163	Telefonica S.A., Sponsored ADR	3,957,485

		4,096,267

	Electronic Equipment, Instruments & Components – 0.3%
205,167	Corning, Inc.	2,888,751

	Media – 0.0%
3,027	SuperMedia, Inc.(e)	7,235

	Oil, Gas & Consumable Fuels – 1.0%
54,259	Chesapeake Energy Corp.	1,257,181
164,530	Repsol YPF S.A., Sponsored ADR	4,109,959
70,051	Royal Dutch Shell PLC, ADR	4,912,677

		10,279,817

	Pharmaceuticals – 1.1%
160,000	Bristol-Myers Squibb Co.	$5,400,000
107,459	Valeant Pharmaceuticals International, Inc.(e)	5,769,474

		11,169,474
	Semiconductors & Semiconductor Equipment – 1.3%
476,725	Intel Corp.	13,400,740

	Total Common Stocks
	(Identified Cost $40,230,371)	53,892,383

Principal Amount (‡)

Short-Term Investments – 5.8%
204,613	European Financial Stability Facility Treasury Bill, 0.00%, 9/12/2012, (EUR)	272,393
14,286	Repurchase Agreement with State Street Bank and Trust Company, dated 3/30/2012 at 0.000% to be repurchased at $14,286 on 4/02/2012 collateralized by $14,200 U.S. Treasury Note, 1.500% due 7/31/2016 valued at $14,604 including accrued interest (Note 2 of Notes to Financial Statements)	14,286
58,817,114	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/30/2012 at 0.000% to be repurchased at $58,817,114 on 4/02/2012 collateralized by $59,995,000 Federal Home Loan Bank, 0.200% due 9/14/2012 valued at $59,995,000 including accrued interest (Note 2 of Notes to Financial Statements)	58,817,114

	Total Short-Term Investments
	(Identified Cost $59,106,881)	59,103,793

	Total Investments – 97.1%
	(Identified Cost $893,898,439)(a)	997,127,143
	Other Assets Less Liabilities—2.9%	30,101,061

	Net Assets – 100.0%	$1,027,228,204

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 25.
(†††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Fixed Income Fund – continued

At March 31, 2012, the net unrealized appreciation on investments based on a cost of $895,767,981 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$119,497,592
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(18,138,430)

	Net unrealized appreciation	$101,359,162

(b)	Illiquid security. At March 31, 2012, the value of these securities amounted to $27,659,949 or 2.7% of net assets.
(c)	Variable rate security. Rate as of March 31, 2012 is disclosed.
(d)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(e)	Non-income producing security.
(f)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2012, the value of Rule 144A holdings amounted to $115,332,157 or 11.2% of net assets.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ISK	Icelandic Krona
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SGD	Singapore Dollar

Industry Summary at March 31, 2012 (Unaudited)

Treasuries	10.6%
Banking	8.7
Technology	5.6
Non-Captive Diversified	5.2
Local Authorities	5.0
Electric	4.3
Life Insurance	4.0
Wirelines	3.9
Automotive	3.8
Supranational	3.1
Non-Captive Consumer	3.0
Healthcare	2.4
Metals & Mining	2.4
Pharmaceuticals	2.0
Other Investments, less than 2% each	27.3
Short-Term Investments	5.8

Total Investments	97.1
Other assets less liabilities	2.9

Net Assets	100.0%

Currency Exposure at March 31, 2012 (Unaudited)

United States Dollar	70.6%
Canadian Dollar	8.8
New Zealand Dollar	4.4
Euro	3.4
Australian Dollar	2.5
Other, less than 2% each	7.4

Total Investments	97.1
Other assets less liabilities	2.9

Net Assets	100.0%

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Global Bond Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 96.3% of Net Assets

Non-Convertible Bonds – 95.9%

	Argentina – 0.5%
$5,765,000	Pan American Energy LLC, 7.875%, 5/07/2021, 144A	$5,620,875
6,402,000	Transportadora de Gas del Sur S.A., 7.875%, 5/14/2017, 144A	5,665,770

		11,286,645

	Australia – 2.5%
4,705,000	Asciano Finance Ltd., 4.625%, 9/23/2020, 144A	4,550,253
15,440,592	Australia Government Bond, 3.000%, 9/20/2025, (AUD)	18,981,207
6,401,691	New South Wales Treasury Corp., 2.750%, 11/20/2025, (AUD)	6,852,647
5,858,700	New South Wales Treasury Corp., 6.000%, 5/01/2012, (AUD)	6,077,593
6,600,000	SMART Trust/Australia, 1.500%, 5/14/2016, 144A	6,592,080
4,700,000	SMART Trust/Australia, 2.010%, 12/14/2017, 144A	4,672,740
7,600,000	Westpac Banking Corp., 2.450%, 11/28/2016, 144A	7,678,493

		55,405,013

	Brazil – 3.8%
10,175,743	Banco Votorantim S.A., 6.250%, 5/16/2016, 144A, (BRL)	5,710,628
2,598,000	Braskem Finance Ltd., 5.750%, 4/15/2021, 144A	2,719,586
6,540,000	Centrais Eletricas Brasileiras S.A., 5.750%, 10/27/2021, 144A	7,158,030
7,403,000	Fibria Overseas Finance Ltd., 6.750%, 3/03/2021, 144A	7,569,567
5,400,000	Itau Unibanco Holding S.A., 5.650%, 3/19/2022, 144A	5,416,200
4,087,000	Itau Unibanco Holding S.A., 6.200%, 12/21/2021, 144A	4,270,915
1,400,000	Marfrig Overseas Ltd., 9.500%, 5/04/2020, 144A	1,282,120
6,498,380	Odebrecht Drilling Norbe VIII/IX Ltd., 6.350%, 6/30/2021, 144A	6,920,775
12,535,000	Oi S.A., 9.750%, 9/15/2016, 144A, (BRL)	7,107,138
5,400,000	Petrobras International Finance Co., EMTN, 6.250%, 12/14/2026, (GBP)	9,163,662
3,633,000	Telemar Norte Leste S.A., 5.125%, 12/15/2017, 144A, (EUR)	5,033,412
6,762,000	Telemar Norte Leste S.A., 5.500%, 10/23/2020, 144A	6,951,336

	Brazil – continued
$6,100,000	Vale Overseas Ltd., 6.875%, 11/21/2036	$7,075,018
6,086,000	Voto-Votorantim Ltd., 6.750%, 4/05/2021, 144A	6,815,103

		83,193,490

	Canada – 6.7%
4,033,000	Bell Aliant Regional Communications, 5.410%, 9/26/2016, (CAD)	4,391,682
145,000	Bell Canada, MTN, 6.550%, 5/01/2029, 144A, (CAD)	171,437
2,888,000	Bell Canada, MTN, 7.300%, 2/23/2032, (CAD)	3,633,040
2,807,000	Bell Canada, Series M-17, 6.100%, 3/16/2035, (CAD)	3,219,474
52,079,000	Canadian Government, 3.000%, 12/01/2015, (CAD)(b)	55,089,030
9,624,000	Corus Entertainment, Inc., 7.250%, 2/10/2017, 144A, (CAD)	10,227,520
4,734,000	Ford Auto Securitization Trust, Series 2010-R3A, Class D, 4.526%, 3/15/2017, 144A, (CAD)	4,746,102
6,086,000	Province of Ontario, EMTN, 4.000%, 12/03/2019, (EUR)	9,071,281
696,000,000	Province of Quebec Canada, 1.600%, 5/09/2013, (JPY)	8,509,750
9,992,000	Province of Quebec Canada, EMTN, 3.375%, 6/20/2016, (EUR)	14,367,113
11,944,000	Province of Quebec Canada, Series 169, EMTN, 3.625%, 2/10/2015, (EUR)	17,036,569
1,408,000	Shaw Communications, Inc., 6.500%, 6/02/2014, (CAD)	1,532,291
8,629,000	Shaw Communications, Inc., 6.750%, 11/09/2039, (CAD)	9,222,895
5,904,000	Videotron Ltee, 6.875%, 7/15/2021, 144A, (CAD)	6,314,371

		147,532,555

	China – 0.1%
3,400,000	Tencent Holdings Ltd., 4.625%, 12/12/2016, 144A	3,421,556

	Colombia – 1.0%
8,357,000,000	Emgesa S.A. E.S.P., 8.750%, 1/25/2021, 144A, (COP)	5,072,941
3,088,000	Empresa de Energia de Bogota E.S.P., 6.125%, 11/10/2021, 144A	3,273,280
15,986,000,000	Empresas Publicas de Medellin E.S.P., 8.375%, 2/01/2021, 144A, (COP)	9,502,674
5,200,000	Transportadora de Gas Internacional S.A. E.S.P., 5.700%, 3/20/2022, 144A	5,304,000

		23,152,895

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Czech Republic – 0.5%
$10,600,000	CEZ AS, 4.250%, 4/03/2022, 144A	$10,544,244

	Denmark – 0.6%
41,563,550	Kingdom of Denmark, 4.000%, 11/15/2015, (DKK)	8,367,090
3,179,000	TDC A/S, EMTN, 4.375%, 2/23/2018, (EUR)	4,623,757

		12,990,847

	France – 1.5%
3,100,000	Alstom S.A., 3.625%, 10/05/2018, (EUR)	4,193,261
1,000,000	Alstom S.A., 4.125%, 2/01/2017, (EUR)	1,402,310
6,687,000	AXA S.A., 7.125%, 12/15/2020, (GBP)	11,149,453
1,700,000	Klepierre, EMTN, 4.000%, 4/13/2017, (EUR)	2,335,821
422,000	Lafarge S.A., EMTN, 4.750%, 3/23/2020, (EUR)	523,424
4,542,000	Lafarge S.A., EMTN, 6.625%, 11/29/2018, (EUR)	6,087,952
6,676,000	Pernod-Ricard S.A., 4.450%, 1/15/2022, 144A	6,771,941

		32,464,162

	Germany – 13.6%
16,071,600	Bundesrepublik Deutschland, 3.000%, 7/04/2020, (EUR)	23,878,242
66,754,209	Bundesrepublik Deutschland, 3.250%, 1/04/2020, (EUR)	100,826,549
33,700,000	Bundesrepublik Deutschland, 3.750%, 1/04/2017, (EUR)	51,180,363
6,176,603	Bundesrepublik Deutschland, 4.000%, 1/04/2037, (EUR)	10,472,218
64,000,000	Bundesrepublik Deutschland, 4.250%, 7/04/2017, (EUR)	99,986,930
1,035,000,000	Kreditanstalt fuer Wiederaufbau, 2.600%, 6/20/2037, (JPY)	14,102,234

		300,446,536

	India – 0.4%
4,542,000	Canara Bank Ltd., (fixed rate to 11/28/2016, variable rate thereafter), 6.365%, 11/28/2021	4,415,796
5,177,000	ICICI Bank Ltd., (fixed rate to 4/30/2017, variable rate thereafter), 6.375%, 4/30/2022, 144A	4,866,380

		9,282,176

	Italy – 0.9%
1,785,000	Enel Finance International NV, 5.125%, 10/07/2019, 144A	1,754,153
2,300,000	Enel SpA, EMTN, 5.750%, 6/22/2037, (GBP)	3,082,922
4,405,000	Finmeccanica SpA, EMTN, 4.875%, 3/24/2025, (EUR)	4,882,193

	Italy – continued
$5,177,000	Republic of Italy, 6.875%, 9/27/2023	$5,438,438
3,749,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	3,374,100
915,000	Telecom Italia Capital S.A., 7.200%, 7/18/2036	887,550

		19,419,356

	Japan – 13.1%
360,000,000	Development Bank of Japan, 1.750%, 3/17/2017, (JPY)	4,646,118
5,114,000	eAccess Ltd., 8.250%, 4/01/2018, 144A	4,896,655
2,816,000,000	Japan Finance Organization for Municipal Enterprises, 1.350%, 11/26/2013, (JPY)	34,676,027
7,918,500,000	Japan Government Five Year Bond, 0.700%, 6/20/2014, (JPY)	96,891,558
1,153,550,000	Japan Government Ten Year Bond, 1.200%, 12/20/2020, (JPY)	14,353,900
8,516,100,000	Japan Government Ten Year Bond, 1.300%, 3/20/2019, (JPY)	107,821,008
2,066,450,000	Japan Government Twenty Year Bond, 2.100%, 12/20/2030, (JPY)	26,498,620

		289,783,886

	Korea – 2.3%
440,500,000	Export-Import Bank of Korea, 4.000%, 11/26/2015, 144A, (PHP)	10,110,929
9,810,000	Hana Bank, 4.000%, 11/03/2016, 144A	10,077,637
13,171,000	Hyundai Capital Auto Funding Ltd., Series 2010-8A, Class A, 1.242%, 9/20/2016, 144A(c)	12,944,525
3,088,000	Hyundai Steel Co., 4.625%, 4/21/2016, 144A	3,182,573
8,538,000	Korea Finance Corp., 4.625%, 11/16/2021	8,708,427
5,000,000	Korea National Oil Corp., 3.125%, 4/03/2017, 144A	4,989,215

		50,013,306

	Latvia – 0.3%
7,500,000	Republic of Latvia, 5.250%, 2/22/2017, 144A	7,725,000

	Lithuania – 0.2%
4,542,000	Lithuania Government International Bond, 6.125%, 3/09/2021, 144A	4,859,940

	Luxembourg – 0.1%
2,725,000	ArcelorMittal, 6.125%, 6/01/2018	2,863,177

	Mexico – 3.3%
2,870,000	Axtel SAB de CV, 7.625%, 2/01/2017, 144A	2,324,700

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)		Description	Value (†)

Bonds and Notes – continued

		Mexico – continued
$4,283,000		Axtel SAB de CV, 9.000%, 9/22/2019, 144A	$3,490,645
3,134,000		Corporacion GEO SAB de CV, 9.250%, 6/30/2020, 144A	3,314,205
7,630,000		Desarrolladora Homex SAB de CV, 7.500%, 9/28/2015	7,706,300
1,362,486	(††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)	10,862,050
1,000,065	(††)	Mexican Fixed Rate Bonds, Series M-10, 8.500%, 12/13/2018, (MXN)	9,071,171
1,247,129	(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	11,041,358
2,968,403	(††)	Mexican Fixed Rate Bonds, Series M-30, 8.500%, 11/18/2038, (MXN)	25,885,440

			73,695,869

		Namibia – 0.2%
3,588,000		Namibia International Bonds, 5.500%, 11/03/2021, 144A	3,758,430

		Netherlands – 1.4%
5,400,000		ABN Amro Bank N.V., 4.250%, 2/02/2017, 144A	5,478,354
9,100,000		Allianz Finance II BV, EMTN, 4.750%, 7/22/2019, (EUR)	13,863,181
681,000		EDP Finance BV, EMTN, 4.625%, 6/13/2016, (EUR)	794,718
2,900,000		EDP Finance BV, EMTN, 8.625%, 1/04/2024, (GBP)	4,167,795
300,000		Enel Finance International, EMTN, 5.750%, 9/14/2040, (GBP)	400,157
2,862,000		Koninklijke KPN NV, GMTN, 4.500%, 10/04/2021, (EUR)	4,018,970
908,000		OI European Group BV, 6.875%, 3/31/2017, 144A, (EUR)	1,244,302

			29,967,477

		New Zealand – 1.0%
24,516,000		New Zealand Government Bond, 6.000%, 5/15/2021, (NZD)	22,934,814

		Norway – 2.3%
$3,625,000		Eksportfinans ASA, 2.000%, 9/15/2015	$3,216,245
32,562,000		Norwegian Government, 4.250%, 5/19/2017, (NOK)	6,343,208
202,670,000		Norwegian Government, 4.500%, 5/22/2019, (NOK)(b)	40,703,047

			50,262,500

		Panama – 0.3%
5,850,000		Banco Latinoamericano de Comercio Exterior, S.A., 3.750%, 4/04/2017, 144A	5,842,688

		Peru – 0.2%
4,000,000		Banco Continental S.A. via Continental Senior Trustees II Cayman Ltd., 5.750%, 1/18/2017, 144A	4,200,000

		Philippines – 0.4%
359,000,000		Philippine Government International Bond, 6.250%, 1/14/2036, (PHP)	8,930,893

		Poland – 0.5%
5,360,000		Poland Government International Bond, 3.000%, 9/23/2014, (CHF)	6,145,563
5,390,000		Poland Government International Bond, 5.000%, 3/23/2022	5,681,168

			11,826,731

		Singapore – 1.2%
20,163,000		Singapore Government Bond, 1.625%, 4/01/2013, (SGD)	16,269,370
4,919,000		Singapore Government Bond, 2.250%, 7/01/2013, (SGD)	4,015,337
8,565,000		Singapore Government Bond, 2.250%, 6/01/2021, (SGD)	7,163,694

			27,448,401

		South Africa – 0.9%
7,716,000		Edcon Proprietary Ltd., 4.126%, 6/15/2014, 144A, (EUR)(c)	9,055,927
10,900,000		Transnet Ltd., 4.500%, 2/10/2016, 144A	11,282,797

			20,338,724

		Spain – 0.3%
3,111,000		Telefonica Emisiones SAU, 7.045%, 6/20/2036	3,058,082
1,817,000		Telefonica Emisiones SAU, EMTN, 5.375%, 2/02/2026, (GBP)	2,604,963

			5,663,045

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Supranationals – 1.8%
1,540,000,000	Asian Development Bank, EMTN, 2.350%, 6/21/2027, (JPY)	$20,794,037
15,870,000	European Investment Bank, 2.375%, 7/10/2020, (CHF)	19,003,688

		39,797,725

	Turkey – 0.4%
6,177,000	Akbank TAS, 5.125%, 7/22/2015, 144A	6,167,735
3,633,000	Export Credit Bank of Turkey, 5.375%, 11/04/2016, 144A	3,669,330

		9,837,065

	United Arab Emirates – 1.5%
6,177,000	Abu Dhabi National Energy Co., 7.250%, 8/01/2018, 144A	7,180,763
4,500,000	Dolphin Energy Ltd., 5.500%, 12/15/2021, 144A	4,741,875
11,640,000	DP World Ltd., 6.850%, 7/02/2037, 144A	11,232,600
5,359,000	Dubai Electricity & Water Authority, 6.375%, 10/21/2016, 144A	5,707,335
4,996,000	IPIC GMTN Ltd., MTN, 5.000%, 11/15/2020, 144A	5,108,410

		33,970,983

	United Kingdom – 6.5%
8,629,000	Barclays Bank PLC, 6.050%, 12/04/2017, 144A	8,872,657
4,078,000	Barclays Bank PLC, EMTN, 5.750%, 9/14/2026, (GBP)	5,552,151
6,449,000	British Telecommunications PLC, 5.750%, 12/07/2028, (GBP)	11,227,281
3,906,000	HSBC Bank PLC, 4.125%, 8/12/2020, 144A	3,990,081
4,360,000	Lloyds TSB Bank PLC, MTN, 6.500%, 9/14/2020, 144A	4,313,051
9,000,000	United Kingdom Treasury, 1.750%, 1/22/2017, (GBP)	14,887,115
12,026,209	United Kingdom Treasury, 4.000%, 3/07/2022, (GBP)	22,308,104
8,065,917	United Kingdom Treasury, 4.250%, 3/07/2036, (GBP)	14,959,221
12,693,827	United Kingdom Treasury, 4.750%, 3/07/2020, (GBP)	24,780,774
10,695,599	United Kingdom Treasury, 5.000%, 3/07/2025, (GBP)	21,728,218
3,633,296	United Kingdom Treasury, 5.250%, 6/07/2012, (GBP)	5,862,020
3,610,000	Vedanta Resources PLC, 6.750%, 6/07/2016, 144A	3,357,300
2,452,000	Vedanta Resources PLC, 8.250%, 6/07/2021, 144A	2,274,230

		144,112,203

	United States – 24.6%
$3,603,391	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	$3,880,780
5,137,000	Avnet, Inc., 5.875%, 6/15/2020	5,554,910
13,640,000	Bank of America Corp., 5.625%, 7/01/2020	14,220,137
2,348,017	Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4, 5.331%, 2/11/2044	2,529,209
3,860,000	Braskem America Finance Co., 7.125%, 7/22/2041, 144A	3,873,510
5,804,000	Cameron International Corp., 5.950%, 6/01/2041	6,593,390
7,267,000	Capital One Financial Corp., 4.750%, 7/15/2021	7,646,497
5,750,000	Capital One Multi-Asset Execution Trust, Series 2004-B7, Class B7, 1.721%, 8/17/2017, (EUR)(c)	7,134,237
1,190,000	CHS/Community Health Systems, Inc., 8.000%, 11/15/2019, 144A	1,228,675
9,901,000	Citigroup, Inc., 5.500%, 2/15/2017	10,385,020
601,223	Continental Airlines Pass Through Trust, Series 2000-2, Class B, 8.307%, 10/02/2019	595,932
181,095	Continental Airlines Pass Through Trust, Series 2001-1, Class B, 7.373%, 6/15/2017	181,765
3,376,791	Continental Airlines Pass Through Trust, Series 2007-1, Class A, 5.983%, 10/19/2023	3,661,454
6,975,000	Corning, Inc., 4.700%, 3/15/2037	6,732,863
3,542,463	Credit Suisse Mortgage Capital Certificates, Series 2006-C2, Class A3, 5.851%, 3/15/2039(c)	3,888,919
5,722,000	Crown Castle Towers LLC, 4.523%, 1/15/2035, 144A	5,984,497
3,089,000	Crown Castle Towers LLC, 6.113%, 1/15/2040, 144A	3,433,201
5,309,373	Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.821%, 2/10/2024	5,813,764
1,302,387	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024	1,326,741
7,562,000	Dolpin Subsidiary II, Inc., 6.500%, 10/15/2016, 144A	8,129,150
1,817,000	DPL, Inc., 7.250%, 10/15/2021, 144A	2,016,870

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	United States – continued
$5,350,000	DSC Floorplan Master Owner Trust, Series 2011-1, Class A, 3.910%, 3/15/2016, 144A	$5,425,875
11,617,000	Extended Stay America Trust, Series 2010-ESHA, Class D, 5.498%, 11/05/2027, 144A	11,741,616
1,000,000	Ford Motor Credit Co. LLC, 5.750%, 2/01/2021	1,078,960
5,230,000	Fresenius Medical Care US Finance II Inc, 5.625%, 7/31/2019, 144A	5,386,900
4,723,000	FUEL Trust, Series 2011-1, 4.207%, 10/15/2022, 144A	4,847,106
8,175,000	Goldman Sachs Group, Inc. (The), 3.625%, 2/07/2016	8,172,678
1,135,000	Goldman Sachs Group, Inc. (The), 6.875%, 1/18/2038, (GBP)	1,629,377
5,514,671	Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A2, 5.117%, 4/10/2037	5,535,963
4,668,785	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	5,153,713
8,327,514	GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.980%, 8/10/2045(c)	9,241,017
1,095,000	HCA, Inc., 6.375%, 1/15/2015	1,155,225
2,216,000	HCA, Inc., 6.500%, 2/15/2016	2,360,040
577,000	HCA, Inc., 7.690%, 6/15/2025	556,084
567,000	HCA, Inc., MTN, 7.580%, 9/15/2025	535,815
5,177,000	HSBC USA, Inc., 5.000%, 9/27/2020	5,276,595
7,644,000	Hyatt Hotels Corp., 5.375%, 8/15/2021	8,158,334
5,800,000	Hyundai Capital America, 4.000%, 6/08/2017, 144A	5,959,222
4,028,000	Incitec Pivot Finance LLC, 6.000%, 12/10/2019, 144A	4,282,558
4,201,000	International Paper Co., 6.000%, 11/15/2041	4,560,064
1,703,000	IPALCO Enterprises, Inc., 7.250%, 4/01/2016, 144A	1,856,270
6,454,000	JPMorgan Chase & Co., 4.400%, 7/22/2020	6,695,464
3,633,000	Kinder Morgan Finance Co. LLC, 6.000%, 1/15/2018, 144A	3,855,521
4,723,000	MBNA Credit Card Master Note Trust, Series 2005-B3, Class B3, 1.513%, 3/19/2018, (EUR)(c)	5,796,272

	United States – continued
$5,250,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039, 144A	$4,390,092
4,482,579	Merrill Lynch Mortgage Trust, Series 2007-C1, Class A4, 6.032%, 6/12/2050(c)	5,027,544
2,797,638	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-5, Class A4, 5.378%, 8/12/2048	3,005,592
1,880,000	Morgan Stanley, 5.375%, 11/14/2013, (GBP)	3,084,373
8,357,000	Morgan Stanley, 5.500%, 7/24/2020	8,156,307
2,874,845	Morgan Stanley Capital I, Series 2007-IQ14, Class A4, 5.692%, 4/15/2049	3,139,693
3,684,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	3,555,060
8,649,000	NII Capital Corp., 7.625%, 4/01/2021	8,454,398
3,097,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	3,004,313
2,393,000	Qwest Corp., 6.875%, 9/15/2033	2,369,070
4,691,000	Qwest Corp., 7.250%, 10/15/2035	4,784,820
4,800,000	Qwest Corp., 7.500%, 6/15/2023	4,848,000
3,000,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) S.A., 6.875%, 2/15/2021, 144A	3,105,000
4,779,526	Santander Drive Auto Receivables Trust, Series 2011-S2A, Class D, 3.350%, 6/15/2017, 144A	4,773,552
7,644,000	SLM Corp., MTN, 8.000%, 3/25/2020	8,255,520
2,725,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	3,038,375
1,400,000	Tennessee Gas Pipeline Co., 7.500%, 4/01/2017	1,656,407
5,600,000	Tennessee Gas Pipeline Co., 8.000%, 2/01/2016	6,500,525
8,300,000	Textron, Inc., 3.875%, 3/11/2013, (EUR)	11,251,250
10,888,662	Trinity Rail Leasing LP, Series 2010-1A, Class A, 5.194%, 10/16/2040, 144A	10,485,562
15,000,000	U.S. Treasury Bond, 4.375%, 5/15/2041	18,032,820
5,990,000	U.S. Treasury Note, 0.625%, 2/28/2013(d)	6,011,995
56,020,000	U.S. Treasury Note, 1.375%, 11/30/2015	57,367,953
110,955,000	U.S. Treasury Note, 1.500%, 7/31/2016	113,841,605
8,011,000	Valeant Pharmaceuticals International, 6.750%, 8/15/2021, 144A	7,790,698

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	United States – continued
$1,817,000	Valeant Pharmaceuticals International, 7.250%, 7/15/2022, 144A	$1,798,830
2,205,000	Wells Fargo & Co., 4.625%, 11/02/2035, (GBP)	3,527,323
1,750,000	Wells Fargo & Co., Series F, EMTN, 4.875%, 11/29/2035, (GBP)	2,527,332
6,272,000	White Mountains Re Group Ltd., 6.375%, 3/20/2017, 144A	6,570,384
4,360,000	Zurich Finance USA, Inc., EMTN, (fixed rate to 10/02/2013, variable rate thereafter), 5.750%, 10/02/2023, (EUR)	5,890,466
2,907,000	Zurich Finance USA, Inc., EMTN, (fixed rate to 6/15/2015, variable rate thereafter), 4.500%, 6/15/2025, (EUR)	3,906,651

		544,223,700

	Uruguay – 1.0%
189,525,963	Uruguay Government International Bond, 3.700%, 6/26/2037, (UYU)	9,579,911
241,937,663	Uruguay Government International Bond, 4.375%, 12/15/2028, (UYU)	13,571,498

		23,151,409

	Total Non-Convertible Bonds
	(Identified Cost $2,038,358,646)	2,124,347,441

Convertible Bonds – 0.2%

	United States – 0.2%
4,882,000	Ciena Corp., 0.875%, 6/15/2017
	(Identified Cost $3,948,354)	4,290,058

Municipals – 0.2%

	United States – 0.2%
4,870,000	California Statewide Communities Development Authority, Series A, 4.750%, 4/01/2033
	(Identified Cost $4,056,910)	4,932,579

	Total Bonds and Notes
	(Identified Cost $2,046,363,910)	2,133,570,078

Short-Term Investments – 1.9%
$42,103,703	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/30/2012 at 0.000% to be repurchased at $42,103,703 on 4/02/2012 collateralized by $42,840,000 Federal Home Loan Bank, 0.360% due 5/16/2013 valued at $42,947,100 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $42,103,703)	$42,103,703

	Total Investments – 98.2%
	(Identified Cost $2,088,467,613)(a)	2,175,673,781
	Other Assets Less Liabilities—1.8%	38,951,082

	Net Assets – 100.0%	$2,214,624,863

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):
	At March 31, 2012, the net unrealized appreciation on investments based on a cost of $2,095,080,647 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$98,020,294
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(17,427,160)

	Net unrealized appreciation	$80,593,134

(b)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts or futures contracts.
(c)	Variable rate security. Rate as of March 31, 2012 is disclosed.
(d)	All or a portion of this security has been pledged as collateral for open forward foreign currency contracts and/or as initial margin for open futures contracts.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2012, the value of Rule 144A holdings amounted to $459,915,378 or 20.8% of net assets.
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Global Bond Fund – continued

JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
SGD	Singapore Dollar
UYU	Uruguayan Peso

At March 31, 2012, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation (Depreciation)
Sell[1]	5/29/2012	Australian Dollar	29,320,000	$30,182,145	$680,673
Sell[2]	6/28/2012	British Pound	13,800,000	22,060,356	(280,920)
Sell[1]	6/07/2012	Canadian Dollar	20,510,000	20,534,883	233,686
Buy[3]	6/21/2012	Malaysian Ringgit	62,652,000	20,345,898	(22,112)
Sell[4]	6/04/2012	Mexican Peso	215,680,000	16,759,720	(199,523)
Sell[2]	4/30/2012	New Zealand Dollar	27,310,000	22,320,873	(461,949)
Buy[2]	4/11/2012	Singapore Dollar	26,340,000	20,953,954	417,223
Sell[2]	4/11/2012	Singapore Dollar	13,820,000	10,994,064	(57,751)
Buy[1]	6/11/2012	South Korean Won	24,975,000,000	21,931,578	(107,780)
Buy[2]	6/11/2012	South Korean Won	31,476,000,000	27,640,374	(146,869)
Sell[5]	6/20/2012	Swiss Franc	3,630,000	4,025,069	(33,997)

Total					$20,681

Settlement Date	Deliver/Units of Currency		Receive4/Units of Currency		Unrealized Appreciation (Depreciation)
06/12/2012	Norwegian Krone	140,000,000	Euro	18,786,903	$547,024
05/02/2012	Japanese Yen	1,733,836,800	Singapore Dollar	27,200,000	685,815
05/02/2012	Singapore Dollar	27,200,000	Japanese Yen	1,674,704,000	(1,400,408)

Total					$(167,569)

1 Counterparty is Credit Suisse.

2 Counterparty is Barclays.

3 Counterparty is JPMorgan Chase.

4 Counterparty is Deutsche Bank AG.

5 Counterparty is Morgan Stanley.

At March 31, 2012, open futures contracts purchased were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Ultra Long U.S. Treasury Bond	6/20/2012	93	$14,040,094	$(702,030)

At March 31, 2012, open futures contracts sold were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
5 Year U.S. Treasury Note	6/29/2012	444	$54,407,344	$359,938
10 Year U.S. Treasury Note	6/20/2012	288	37,291,500	534,973
30 Year U.S. Treasury Bond	6/20/2012	400	55,100,000	1,914,893

Total				$2,809,804

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Global Bond Fund – continued

Industry Summary at March 31, 2012 (Unaudited)

Treasuries	48.6%
Banking	7.0
Wirelines	3.3
Government Guaranteed	2.8
Local Authorities	2.8
Commercial Mortgage-Backed Securities	2.6
Government Owned—No Guarantee	2.6
Electric	2.6
Sovereigns	2.6
Other Investments, less than 2% each	21.4
Short-Term Investments	1.9

Total Investments	98.2
Other assets less liabilities (including open forward foreign currency contracts and futures contracts)	1.8

Net Assets	100.0%

Currency Exposure at March 31, 2012 (Unaudited)

United States Dollar	39.6%
Euro	18.9
Japanese Yen	14.8
British Pound	7.3
Canadian Dollar	4.5
Mexican Peso	2.6
Norwegian Krone	2.1
Other, less than 2% each	8.4

Total Investments	98.2
Other assets less liabilities (including open forward foreign currency contracts and futures contracts)	1.8

Net Assets	100.0%

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Inflation Protected Securities Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 105.0% of Net Assets

	Automotive – 0.3%
$60,000	Ford Motor Co., 7.450%, 7/16/2031	$73,350

	Building Materials – 0.0%
10,000	Masco Corp., 7.125%, 3/15/2020	10,691

	Chemicals – 0.1%
25,000	CF Industries, Inc., 6.875%, 5/01/2018	28,844

	Collateralized Mortgage Obligations – 0.1%
30,000	NCUA Guaranteed Notes, Series 2010-C1, Class A2, 2.900%, 10/29/2020	31,478

	Electric – 0.4%
90,000	San Diego Gas & Electric Co., 3.950%, 11/15/2041	87,049

	Food & Beverage – 1.2%
40,000	Bottling Group LLC, 5.125%, 1/15/2019	46,733
75,000	Dean Holding Co., 6.900%, 10/15/2017	75,375
165,000	Pernod-Ricard SA, 5.500%, 1/15/2042, 144A	165,877

		287,985

	Healthcare – 0.1%
15,000	McKesson Corp., 6.000%, 3/01/2041	18,638

	Independent Energy – 0.1%
15,000	SM Energy Co., 6.625%, 2/15/2019	15,900

	Life Insurance – 0.3%
60,000	Penn Mutual Life Insurance Co. (The), 7.625%, 6/15/2040, 144A	70,478

	Lodging – 0.2%
50,000	Royal Caribbean Cruises Ltd., 7.500%, 10/15/2027	50,250

	Media Non-Cable – 0.1%
30,000	CBS Corp., 5.500%, 5/15/2033	31,368

	Metals & Mining – 0.4%
85,000	Alcoa, Inc., 5.950%, 2/01/2037	82,704

	Paper – 0.4%
70,000	Georgia-Pacific LLC, 7.700%, 6/15/2015	81,806

	Pharmaceuticals – 0.0%
10,000	Valeant Pharmaceuticals International, 6.750%, 10/01/2017, 144A	10,125

	Pipelines – 0.5%
3,000	Colorado Interstate Gas Co., 5.950%, 3/15/2015	3,203

	Pipelines – continued
$50,000	Energy Transfer Partners LP, 6.050%, 6/01/2041	$50,455
30,000	Energy Transfer Partners LP, 6.500%, 2/01/2042	31,612
30,000	Southern Natural Gas Co., 7.350%, 2/15/2031	34,375

		119,645

	Property & Casualty Insurance – 0.2%
35,000	Allstate Corp., 5.200%, 1/15/2042	36,616

	Technology – 1.5%
105,000	Agilent Technologies, Inc., 6.500%, 11/01/2017	126,291
225,000	Hewlett-Packard Co., 4.650%, 12/09/2021	235,380

		361,671

	Treasuries – 96.9%
15,000(††)	Mexican Fixed Rate Bonds, Series M-10, 8.000%, 12/17/2015, (MXN)	128,530
320,954	U.S. Treasury Inflation Indexed Bond, 0.750%, 2/15/2042	305,934
768,078	U.S. Treasury Inflation Indexed Bond, 1.750%, 1/15/2028	915,993
1,834,963	U.S. Treasury Inflation Indexed Bond, 2.125%, 2/15/2040	2,412,833
201,806	U.S. Treasury Inflation Indexed Bond, 2.125%, 2/15/2041	266,115
1,244,401	U.S. Treasury Inflation Indexed Bond, 2.375%, 1/15/2025	1,582,917
966,477	U.S. Treasury Inflation Indexed Bond, 2.375%, 1/15/2027	1,240,110
232,228	U.S. Treasury Inflation Indexed Bond, 2.500%, 1/15/2029	306,504
772,470	U.S. Treasury Inflation Indexed Bond, 3.375%, 4/15/2032	1,176,086
202,024	U.S. Treasury Inflation Indexed Note, 1.125%, 1/15/2021	227,403
738,907	U.S. Treasury Inflation Indexed Note, 1.250%, 4/15/2014	783,704
1,105,672	U.S. Treasury Inflation Indexed Note, 1.375%, 1/15/2020	1,269,882
379,808	U.S. Treasury Inflation Indexed Note, 1.625%, 1/15/2015	413,842
227,178	U.S. Treasury Inflation Indexed Note, 1.625%, 1/15/2018	261,077
1,449,891	U.S. Treasury Inflation Indexed Note, 1.875%, 7/15/2013	1,526,011
1,788,505	U.S. Treasury Inflation Indexed Note, 1.875%, 7/15/2015	1,994,741
938,303	U.S. Treasury Inflation Indexed Note, 2.000%, 1/15/2014	1,002,811
1,424,749	U.S. Treasury Inflation Indexed Note, 2.000%, 7/15/2014	1,551,975
1,729,918	U.S. Treasury Inflation Indexed Note, 2.000%, 1/15/2016	1,953,726
983,334	U.S. Treasury Inflation Indexed Note, 2.375%, 1/15/2017	1,151,806
735,048	U.S. Treasury Inflation Indexed Note, 2.500%, 7/15/2016	858,225

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Inflation Protected Securities Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Treasuries – continued
$1,153,632	U.S. Treasury Inflation Indexed Note, 2.625%, 7/15/2017	$1,386,973

		22,717,198

	Wireless – 0.3%
10,000	Nextel Communications, Inc., Series C, 5.950%, 3/15/2014	10,000
85,000	Sprint Capital Corp., 6.875%, 11/15/2028	65,025

		75,025

	Wirelines – 1.9%
91,000	AT&T, Inc., 5.350%, 9/01/2040	96,761
30,000	Bell Canada, MTN, 5.000%, 2/15/2017, (CAD)	33,081
5,000	Bell Canada, MTN, 6.550%, 5/01/2029, 144A, (CAD)	5,912
15,000	Bell Canada, MTN, 7.300%, 2/23/2032, (CAD)	18,870
35,000	Bell Canada, Series M-17, 6.100%, 3/16/2035, (CAD)	40,143
70,000	BellSouth Telecommunications, Inc., 7.000%, 12/01/2095	81,401
155,000	Embarq Corp., 7.995%, 6/01/2036	156,668

		432,836

	Total Bonds and Notes
	(Identified Cost $23,552,836)	24,623,657

	Total Investments – 105.0%
	(Identified Cost $23,552,836)(a)	24,623,657
	Other Assets Less Liabilities—(5.0)%	(1,171,897)

	Net Assets – 100.0%	$23,451,760

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):
	At March 31, 2012, the net unrealized appreciation on investments based on a cost of $23,821,300 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$890,956
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(88,599)

	Net unrealized appreciation	$802,357

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2012, the value of Rule 144A holdings amounted to $252,392 or 1.1% of net assets.
MTN	Medium Term Note

CAD	Canadian Dollar
MXN	Mexican Peso

Industry Summary at March 31, 2012 (Unaudited)

Treasuries	96.9%
Other Investments, less than 2% each	8.1

Total Investments	105.0
Other assets less liabilities	(5.0)

Net Assets	100.0%

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Institutional High Income Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 82.5% of Net Assets

Non-Convertible Bonds – 67.2%

	Aerospace & Defense – 1.2%
135,000	Bombardier, Inc., 7.350%, 12/22/2026, (CAD)	$139,973
2,175,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	2,229,375
500,000	Ducommun, Inc., 9.750%, 7/15/2018	530,000
600,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A	464,924
4,700,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039, 144A	3,930,178

		7,294,450

	Airlines – 2.6%
3,940,000	Air Canada, 9.250%, 8/01/2015, 144A	3,841,500
985,000	Air Canada, 10.125%, 8/01/2015, 144A, (CAD)	957,893
555,000	Air Canada, 12.000%, 2/01/2016, 144A	491,175
337,637	Continental Airlines Pass Through Trust, Series 2000-2, Class A-1, 7.707%, 10/02/2022	365,054
132,137	Continental Airlines Pass Through Trust, Series 2000-2, Class B, 8.307%, 10/02/2019	130,974
62,825	Continental Airlines Pass Through Trust, Series 2001-1, Class B, 7.373%, 6/15/2017	63,057
339,694	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024	346,046
395,244	Delta Air Lines Pass Through Trust, Series 2007-1, Class C, 8.954%, 8/10/2014	394,730
1,773,000	United Air Lines, Inc., 9.875%, 8/01/2013, 144A	1,861,650
549,713	US Airways Pass Through Trust, Series 2010-1B, Class B, 8.500%, 10/22/2018	549,713
4,355,000	US Airways Pass Through Trust, Series 2010-1C, Class C, 11.000%, 10/22/2014, 144A	4,333,225
1,685,000	US Airways Pass Through Trust, Series 2011-1B, Class B, 9.750%, 4/22/2020	1,701,850
695,000	US Airways Pass Through Trust, Series 2011-1C, Class C, 10.875%, 10/22/2014	708,900

		15,745,767

	Automotive – 1.6%
600,000	Chrysler Group LLC/CG Co-Issuer, Inc., 8.250%, 6/15/2021	606,000
500,000	Cummins, Inc., 6.750%, 2/15/2027	594,301

	Automotive – continued
$15,000	Ford Motor Co., 6.375%, 2/01/2029	$16,267
20,000	Ford Motor Co., 6.500%, 8/01/2018	21,700
95,000	Ford Motor Co., 6.625%, 2/15/2028	105,214
1,945,000	Ford Motor Co., 6.625%, 10/01/2028	2,159,370
230,000	Ford Motor Co., 7.125%, 11/15/2025	250,700
1,905,000	Ford Motor Co., 7.450%, 7/16/2031	2,328,862
40,000	Ford Motor Co., 7.500%, 8/01/2026	44,800
1,655,000	Goodyear Tire & Rubber Co. (The), 7.000%, 5/15/2022	1,609,487
2,090,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	1,969,825

		9,706,526

	Banking – 4.1%
915,000	Bank of America Corp., Series K, (fixed rate to 1/30/2018, variable rate thereafter), 8.000%, 12/29/2049	938,278
7,110,000	HBOS PLC, 6.000%, 11/01/2033, 144A	5,403,330
9,095,000	HBOS PLC, GMTN, 6.750%, 5/21/2018, 144A	8,536,358
7,000,000,000	JPMorgan Chase & Co., EMTN, 7.070%, 3/22/2014, (IDR)	759,405
11,000,000,000	JPMorgan Chase Bank NA, 7.700%, 6/01/2016, 144A, (IDR)	1,270,702
500,000	Merrill Lynch & Co., Inc., 6.110%, 1/29/2037	475,899
900,000	Merrill Lynch & Co., Inc., 6.220%, 9/15/2026	917,344
5,300,000	Morgan Stanley, 5.750%, 1/25/2021	5,203,444
475,000	RBS Capital Trust A, (fixed rate to 6/30/2012, variable rate thereafter), 6.467%, 12/29/2049, (EUR)(b)	367,434
50,000	RBS Capital Trust C, (fixed rate to 1/12/2016, variable rate thereafter), 4.243%, 12/29/2049, (EUR)(b)	36,010
135,000	RBS Capital Trust I, (fixed rate to 7/01/2013, variable rate thereafter), 4.709%, 12/29/2049(b)	83,700
160,000	RBS Capital Trust II, (fixed rate to 1/03/2034, variable rate thereafter), 6.425%, 12/29/2049(b)	108,800
350,000	Societe Generale S.A., (fixed rate to 5/22/2013, variable rate thereafter), 7.756%, 5/29/2049, (EUR)	399,156

		24,499,860

	Brokerage – 0.8%
1,495,000	Jefferies Group, Inc., 3.875%, 11/09/2015	1,476,312

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Brokerage – continued
$945,000	Jefferies Group, Inc., 5.125%, 4/13/2018	$916,650
1,565,000	Jefferies Group, Inc., 6.250%, 1/15/2036	1,412,413
1,095,000	Jefferies Group, Inc., 6.450%, 6/08/2027	1,078,575
115,000	Jefferies Group, Inc., 6.875%, 4/15/2021	117,013
50,000	Jefferies Group, Inc., 8.500%, 7/15/2019	55,500

		5,056,463

	Building Materials – 1.4%
440,000	Masco Corp., 5.850%, 3/15/2017	450,933
750,000	Masco Corp., 6.125%, 10/03/2016	792,810
670,000	Masco Corp., 6.500%, 8/15/2032	630,887
1,225,000	Owens Corning, Inc., 7.000%, 12/01/2036	1,305,427
4,695,000	USG Corp., 6.300%, 11/15/2016	4,389,825
745,000	USG Corp., 9.750%, 1/15/2018	739,413

		8,309,295

	Chemicals – 2.1%
3,043,000	Hercules, Inc., 6.500%, 6/30/2029	2,419,185
3,687,000	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/01/2018	3,816,045
1,824,000	Momentive Specialty Chemicals, Inc., 7.875%, 2/15/2023(c)	1,477,440
555,000	Momentive Specialty Chemicals, Inc., 8.375%, 4/15/2016(c)	493,950
2,641,000	Momentive Specialty Chemicals, Inc., 9.200%, 3/15/2021(c)	2,271,260
5,327,000	Reichhold Industries, Inc., 9.000%, 8/15/2014, 144A(b)(c)(d)	2,130,800

		12,608,680

	Collateralized Mortgage Obligations – 0.2%
518,013	Banc of America Alternative Loan Trust, Series 2007-1, Class 2A1, 6.706%, 4/25/2037(e)	366,420
659,337	Banc of America Funding Corp., Series 2007-8, Class 4A1, 6.000%, 8/25/2037	586,795
81,703	GSR Mortgage Loan Trust, Series 2005-AR2, Class 2A1, 2.866%, 4/25/2035(e)	70,851

	Collateralized Mortgage Obligations – continued
$178,871	WaMu Mortgage Pass Through Certificates, Series 2007-OA6, Class 2A, 2.474%, 7/25/2047(e)	$107,941

		1,132,007

	Commercial Mortgage-Backed Securities – 0.0%
205,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	227,179

	Construction Machinery – 1.0%
250,000	RSC Equipment Rental, Inc./RSC Holdings III LLC, 8.250%, 2/01/2021	266,250
1,200,000	Terex Corp., 8.000%, 11/15/2017	1,242,000
1,995,000	United Rentals North America, Inc., 8.375%, 9/15/2020	2,064,825
965,000	United Rentals North America, Inc., 10.875%, 6/15/2016	1,092,863
1,410,000	UR Financing Escrow Corp., 7.625%, 4/15/2022, 144A	1,448,775

		6,114,713

	Consumer Cyclical Services – 0.2%
135,000	ServiceMaster Co. (The), 7.100%, 3/01/2018	127,238
1,450,000	ServiceMaster Co. (The), 7.450%, 8/15/2027	1,236,125

		1,363,363

	Consumer Products – 0.1%
400,000	Visant Corp., 10.000%, 10/01/2017	373,500

	Diversified Manufacturing – 0.3%
2,160,000	Textron Financial Corp., (fixed rate to 2/15/2017, variable rate thereafter), 6.000%, 2/15/2067, 144A	1,641,600

	Electric – 1.4%
560,000	AES Corp. (The), 7.375%, 7/01/2021, 144A	618,800
296,703	AES Ironwood LLC, 8.857%, 11/30/2025	332,307
100,000	Dynegy Holdings, Inc., 7.125%, 5/15/2018(f)	65,500
490,000	Dynegy Holdings, Inc., 7.625%, 10/15/2026(f)	320,950
720,000	Edison Mission Energy, 7.625%, 5/15/2027	426,600
2,200,000	EDP Finance BV, 5.375%, 11/02/2012, 144A	2,201,100
225,710	Midwest Generation LLC, Series B, 8.560%, 1/02/2016	215,553

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Electric – continued
$1,645,000	NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027(c)(f)	$427,700
1,025,000	RRI Energy, Inc., 7.875%, 6/15/2017	894,313
920,000	TXU Corp., Series P, 5.550%, 11/15/2014	673,900
1,515,000	TXU Corp., Series Q, 6.500%, 11/15/2024	795,375
420,000	TXU Corp., Series R, 6.550%, 11/15/2034	210,000
1,000,000	White Pine Hydro Portfolio LLC, 7.260%, 7/20/2015(c)	904,860

		8,086,958

	Gaming – 0.4%
755,000	MGM Resorts International, 6.625%, 7/15/2015	775,762
655,000	MGM Resorts International, 6.875%, 4/01/2016	661,550
80,000	MGM Resorts International, 7.500%, 6/01/2016	82,400
585,000	MGM Resorts International, 7.625%, 1/15/2017	604,013

		2,123,725

	Government Guaranteed – 0.7%
4,720,000	Queensland Treasury Corp., 7.125%, 9/18/2017, 144A, (NZD)	4,328,722

	Government Owned – No Guarantee – 0.6%
400,000	DP World Ltd., 6.850%, 7/02/2037, 144A	386,000
9,000,000,000	Export-Import Bank of Korea, 6.600%, 11/04/2013, 144A, (IDR)	988,583
16,700,000,000	Export-Import Bank of Korea, 8.300%, 3/15/2014, 144A, (IDR)	1,872,723
700,000	Petroleos de Venezuela S.A., 5.375%, 4/12/2027	430,500

		3,677,806

	Government Sponsored – 0.2%
620,000	Eksportfinans ASA, 2.000%, 9/15/2015	550,089
985,000	Eksportfinans ASA, 2.375%, 5/25/2016	868,226

		1,418,315

	Healthcare – 3.5%
3,450,000	CHS/Community Health Systems, Inc., 8.000%, 11/15/2019, 144A	3,562,125
550,000	HCA, Inc., 5.875%, 3/15/2022	550,688
30,000	HCA, Inc., 6.250%, 2/15/2013	30,788
1,065,000	HCA, Inc., 7.050%, 12/01/2027	955,837

	Healthcare – continued
$965,000	HCA, Inc., 7.190%, 11/15/2015	$1,022,900
865,000	HCA, Inc., 7.500%, 12/15/2023	826,075
4,290,000	HCA, Inc., 7.500%, 11/06/2033	4,021,875
1,375,000	HCA, Inc., 7.690%, 6/15/2025	1,325,156
375,000	HCA, Inc., 8.360%, 4/15/2024	382,500
600,000	HCA, Inc., MTN, 7.580%, 9/15/2025	567,000
1,550,000	HCA, Inc., MTN, 7.750%, 7/15/2036	1,433,750
7,644,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	6,535,620

		21,214,314

	Home Construction – 2.4%
316,000	Beazer Homes USA, Inc., 9.125%, 6/15/2018	276,105
590,000	Beazer Homes USA, Inc., 9.125%, 5/15/2019	507,400
882,000	K. Hovnanian Enterprises, Inc., 5.000%, 11/01/2021, 144A	595,350
1,068,000	K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2016	622,110
755,000	K. Hovnanian Enterprises, Inc., 7.500%, 5/15/2016	439,787
985,000	K. Hovnanian Enterprises, Inc., 10.625%, 10/15/2016	890,194
52,000	KB Home, 5.875%, 1/15/2015	51,220
1,510,000	KB Home, 6.250%, 6/15/2015	1,479,800
1,900,000	KB Home, 7.250%, 6/15/2018	1,824,000
2,500,000	KB Home, 8.000%, 3/15/2020	2,475,000
2,540,000	KB Home, 9.100%, 9/15/2017	2,654,300
400,000	Pulte Group, Inc., 6.000%, 2/15/2035	312,000
2,460,000	Pulte Group, Inc., 6.375%, 5/15/2033	1,980,300
195,000	Pulte Group, Inc., 7.875%, 6/15/2032	180,863

		14,288,429

	Independent Energy – 0.2%
920,000	Pioneer Natural Resources Co., 7.200%, 1/15/2028	1,111,552

	Industrial Other – 1.5%
9,150,000	Connacher Oil and Gas Ltd., 8.750%, 8/01/2018, 144A, (CAD)	8,898,190

	Life Insurance – 1.8%
1,300,000	American International Group, Inc., 6.250%, 3/15/2087	1,170,000

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Life Insurance – continued
$6,535,000	American International Group, Inc., (fixed rate to 5/15/2038, variable rate thereafter), 8.175%, 5/15/2068	$6,917,298
280,000	MetLife Capital Trust X, 9.250%, 4/08/2068, 144A	337,400
1,530,000	MetLife, Inc., 10.750%, 8/01/2069	2,099,925

		10,524,623

	Local Authorities – 2.6%
2,245,000	New South Wales Treasury Corp., 5.500%, 8/01/2013, (AUD)	2,371,527
12,200,000	Province of Ontario, Canada, 4.200%, 3/08/2018, (CAD)	13,488,189

		15,859,716

	Media Non-Cable – 1.0%
730,000	Clear Channel Communications, Inc., 5.500%, 9/15/2014	646,050
3,035,000	Clear Channel Communications, Inc., 5.750%, 1/15/2013	3,012,238
2,385,000	R.R. Donnelley & Sons Co., 8.250%, 3/15/2019	2,373,075

		6,031,363

	Metals & Mining – 3.5%
9,430,000	Algoma Acquisition Corp., 9.875%, 6/15/2015, 144A	8,581,300
4,740,000	United States Steel Corp., 6.050%, 6/01/2017	4,834,800
2,020,000	United States Steel Corp., 6.650%, 6/01/2037	1,696,800
2,035,000	United States Steel Corp., 7.000%, 2/01/2018	2,090,962
3,680,000	United States Steel Corp., 7.500%, 3/15/2022	3,680,000

		20,883,862

	Non-Captive Consumer – 3.7%
1,000,000	AGFC Capital Trust I, (fixed rate to 1/15/2017, variable rate thereafter), 6.000%, 1/15/2067, 144A	455,000
6,015,000	Residential Capital LLC, 9.625%, 5/15/2015	5,112,750
875,000	SLM Corp., MTN, 7.250%, 1/25/2022	914,221
115,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	110,373
4,550,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	3,884,572
2,020,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	2,252,300
1,450,000	Springleaf Finance Corp., 3.250%, 1/16/2013, (EUR)	1,765,173
1,540,000	Springleaf Finance Corp., MTN, 5.750%, 9/15/2016	1,212,750

	Non-Captive Consumer – continued
$250,000	Springleaf Finance Corp., Series H, MTN, 5.375%, 10/01/2012	$240,000
525,000	Springleaf Finance Corp., Series I, MTN, 5.400%, 12/01/2015	434,438
2,895,000	Springleaf Finance Corp., Series I, MTN, 5.850%, 6/01/2013	2,670,637
3,630,000	Springleaf Finance Corp., Series J, MTN, 6.900%, 12/15/2017	2,831,400

		21,883,614

	Non-Captive Diversified – 2.6%
3,225,000	Ally Financial, Inc., 5.500%, 2/15/2017	3,228,835
585,000	Ally Financial, Inc., 8.000%, 12/31/2018	621,562
633,000	Ally Financial, Inc., 8.000%, 11/01/2031	697,882
970,000	General Electric Capital Corp., Series A, EMTN, 5.500%, 2/01/2017, (NZD)	808,122
250,000	General Electric Capital Corp., Series A, EMTN, 6.750%, 9/26/2016, (NZD)	216,317
3,035,000	General Electric Capital Corp., Series A, MTN, 6.500%, 9/28/2015, (NZD)	2,595,545
380,000	International Lease Finance Corp., 6.250%, 5/15/2019	375,090
300,000	International Lease Finance Corp., 8.250%, 12/15/2020	330,063
790,000	International Lease Finance Corp., Series R, MTN, 5.625%, 9/20/2013	799,875
65,000	iStar Financial, Inc., 5.500%, 6/15/2012	64,675
555,000	iStar Financial, Inc., 5.850%, 3/15/2017	487,013
1,335,000	iStar Financial, Inc., 5.875%, 3/15/2016	1,196,494
944,000	iStar Financial, Inc., 6.050%, 4/15/2015	863,760
2,940,000	iStar Financial, Inc., 8.625%, 6/01/2013	2,917,950
120,000	iStar Financial, Inc., Series B, 5.700%, 3/01/2014	109,200
565,000	iStar Financial, Inc., Series B, 5.950%, 10/15/2013	538,162

		15,850,545

	Oil Field Services – 0.0%
210,000	Parker Drilling Co., 9.125%, 4/01/2018	222,600

	Packaging – 0.5%
1,555,000	Owens-Illinois, Inc., 7.800%, 5/15/2018	1,745,488

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Packaging – continued
$950,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) S.A., 8.500%, 2/15/2021, 144A	$893,000
510,000	Sealed Air Corp., 6.875%, 7/15/2033, 144A	487,050

		3,125,538

	Paper – 1.9%
1,390,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	1,636,044
255,000	Georgia-Pacific LLC, 7.375%, 12/01/2025	311,037
3,620,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	4,510,806
525,000	Georgia-Pacific LLC, 8.000%, 1/15/2024	668,320
2,930,000	Georgia-Pacific LLC, 8.875%, 5/15/2031	3,952,696

		11,078,903

	Pharmaceuticals – 0.0%
80,000	Valeant Pharmaceuticals International, 7.250%, 7/15/2022, 144A	79,200

	Pipelines – 0.2%
560,000	Rockies Express Pipeline LLC, 6.875%, 4/15/2040, 144A	446,600
1,000,000	Transportadora de Gas del Sur S.A., 7.875%, 5/14/2017, 144A	885,000

		1,331,600

	Property & Casualty Insurance – 0.7%
1,870,000	MBIA Insurance Corp., (fixed rate to 1/15/2013, variable rate thereafter), 14.000%, 1/15/2033, 144A	1,131,350
3,245,000	White Mountains Re Group Ltd., (fixed rate to 6/30/2017, variable rate thereafter), 7.506%, 5/29/2049, 144A	3,116,823

		4,248,173

	Railroads – 0.0%
314,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(c)	251,200
30,000	Missouri Pacific Railroad Co., Series A, 4.750%, 1/01/2020(c)	26,400

		277,600

	REITs – Office Property – 0.1%
470,000	Highwoods Properties, Inc., 5.850%, 3/15/2017	499,518

	Retailers – 2.8%
430,000	Dillard’s, Inc., 6.625%, 1/15/2018	439,675

	Retailers – continued
$450,000	Dillard’s, Inc., 7.000%, 12/01/2028	$420,750
750,000	Dillard’s, Inc., 7.130%, 8/01/2018	789,375
1,895,000	Dillard’s, Inc., 7.750%, 7/15/2026	1,866,575
125,000	Dillard’s, Inc., 7.750%, 5/15/2027	121,250
170,000	Dillard’s, Inc., 7.875%, 1/01/2023	170,425
1,679,000	Foot Locker, Inc., 8.500%, 1/15/2022	1,809,123
3,494,000	Macy’s Retail Holdings, Inc., 6.375%, 3/15/2037	3,935,435
295,000	Macy’s Retail Holdings, Inc., 7.000%, 2/15/2028	340,282
7,385,000	Toys R Us, Inc., 7.375%, 10/15/2018	6,628,037

		16,520,927

	Sovereigns – 1.4%
1,153,000,000	Indonesia Treasury Bond, Series FR43, 10.250%, 7/15/2022, (IDR)	165,315
24,214,000,000	Indonesia Treasury Bond, Series FR44, 10.000%, 9/15/2024, (IDR)	3,451,761
6,561,000,000	Indonesia Treasury Bond, Series FR52, 10.500%, 8/15/2030, (IDR)	986,864
4,897,000,000	Indonesia Treasury Bond, Series ZC3, Zero Coupon, 11/20/2012, (IDR)	523,400
4,170,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	2,729,820
23,500,000	Republic of Iceland, 4.250%, 8/24/2012, (ISK)	122,430
49,000,000	Republic of Iceland, 7.250%, 5/17/2013, (ISK)	263,069

		8,242,659

	Supermarkets – 2.9%
600,000	American Stores Co., 7.900%, 5/01/2017	570,000
360,000	American Stores Co., 8.000%, 6/01/2026	306,000
1,865,000	American Stores Co., Series B, MTN, 7.100%, 3/20/2028	1,384,763
3,435,000	New Albertson’s, Inc., 7.450%, 8/01/2029	2,627,775
2,025,000	New Albertson’s, Inc., 7.750%, 6/15/2026	1,640,250
8,945,000	New Albertson’s, Inc., 8.000%, 5/01/2031	6,775,837
3,980,000	New Albertson’s, Inc., 8.700%, 5/01/2030	3,263,600
940,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	662,700

		17,230,925

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Supranational – 0.3%
186,420	European Financial Stability Facility, 0.400%, 3/12/2013, (EUR)	$248,017
186,420	European Financial Stability Facility, 1.000%, 3/12/2014, (EUR)	248,117
1,639,380,000	European Investment Bank, EMTN, Zero Coupon, 4/24/2013, 144A, (IDR)	168,725
8,600,000,000	Inter-American Development Bank, EMTN, Zero Coupon, 5/20/2013, (IDR)	881,349

		1,546,208

	Technology – 2.1%
90,000	Advanced Micro Devices, Inc., 7.750%, 8/01/2020	99,000
450,000	Alcatel-Lucent, 8.500%, 1/15/2016, (EUR)	619,970
8,685,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	6,861,150
4,210,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	3,294,325
20,000	Freescale Semiconductor, Inc., 8.875%, 12/15/2014	20,525
12,000	Motorola Solutions, Inc., 6.625%, 11/15/2037	12,741
1,635,000	Nortel Networks Capital Corp., 7.875%, 6/15/2026(f)	1,778,062

		12,685,773

	Textile – 0.8%
2,470,000	Jones Apparel Group, Inc., 6.125%, 11/15/2034	1,883,375
2,835,000	Jones Group/Apparel Group Holdings/Apparel Group USA/Footwear Accessories Retail, 6.875%, 3/15/2019	2,774,756

		4,658,131

	Transportation Services – 0.9%
3,285,000	APL Ltd., 8.000%, 1/15/2024(c)	2,266,650
1,098,228	Atlas Air Pass Through Trust, Series 1998-1, Class B, 7.680%, 7/02/2015	1,043,316
289,324	Atlas Air Pass Through Trust, Series 1998-1, Class C, 8.010%, 7/02/2011(b)(g)	231,459
212,629	Atlas Air Pass Through Trust, Series 1999-1, Class B, 7.630%, 7/02/2016	182,861
399,542	Atlas Air Pass Through Trust, Series 1999-1, Class C, 8.770%, 7/02/2012(b)	303,652
40,344	Atlas Air Pass Through Trust, Series 2000-1, Class C, 9.702%, 7/02/2011(b)(g)	32,275
1,247,000	Overseas Shipholding Group, 7.500%, 2/15/2024	827,696

	Transportation Services – continued
$740,000	Teekay Corp., 8.500%, 1/15/2020	$767,750

		5,655,659

	Treasuries – 3.1%
3,225,000	Ireland Government Bond, 4.500%, 10/18/2018, (EUR)	3,879,377
850,000	Ireland Government Bond, 4.500%, 4/18/2020, (EUR)	974,978
175,000	Ireland Government Bond, 5.000%, 10/18/2020, (EUR)	205,150
4,405,000	Ireland Government Bond, 5.400%, 3/13/2025, (EUR)	5,071,842
95,000(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	841,075
4,520,000	New Zealand Government Bond, 6.500%, 4/15/2013, (NZD)	3,845,501
6,355,000	Norwegian Government, 6.500%, 5/15/2013, (NOK)	1,175,598
775,000	Portugal Obrigacoes do Tesouro OT, 3.850%, 4/15/2021, (EUR)	591,942
560,000	Portugal Obrigacoes do Tesouro OT, 4.100%, 4/15/2037, (EUR)	343,934
175,000	Portugal Obrigacoes do Tesouro OT, 4.800%, 6/15/2020, (EUR)	139,777
1,425,000	Portugal Obrigacoes do Tesouro OT, 4.950%, 10/25/2023, (EUR)	1,099,452
55,190,000	Republic of Iceland, 6.000%, 10/13/2016, (ISK)	293,898

		18,462,524

	Wireless – 1.1%
2,725,000	NII Capital Corp., 7.625%, 4/01/2021	2,663,687
4,085,000	Sprint Capital Corp., 6.875%, 11/15/2028	3,125,025
840,000	Sprint Capital Corp., 6.900%, 5/01/2019	726,600
215,000	Sprint Capital Corp., 8.750%, 3/15/2032	184,363

		6,699,675

	Wirelines – 6.7%
410,000	Axtel SAB de CV, 9.000%, 9/22/2019, 144A	334,150
385,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	308,000
5,540,000	Cincinnati Bell, Inc., 8.750%, 3/15/2018	5,172,975
465,000	Frontier Communications Corp., 7.000%, 11/01/2025	410,363
4,351,000	Frontier Communications Corp., 7.875%, 1/15/2027	3,959,410

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Wirelines – continued
$902,000	Frontier Communications Corp., 8.750%, 4/15/2022	$951,610
2,600,000	Frontier Communications Corp., 9.000%, 8/15/2031	2,522,000
3,055,000	Level 3 Escrow, Inc., 8.125%, 7/01/2019, 144A	3,154,287
890,000	Level 3 Financing, Inc., 8.625%, 7/15/2020, 144A	934,500
1,590,000	Level 3 Financing, Inc., 8.750%, 2/15/2017	1,661,550
145,000	Level 3 Financing, Inc., 9.375%, 4/01/2019	158,413
250,000	OTE PLC, GMTN, 4.625%, 5/20/2016, (EUR)	239,566
900,000	Portugal Telecom International Finance BV, EMTN, 4.500%, 6/16/2025, (EUR)	837,230
2,100,000	Portugal Telecom International Finance BV, EMTN, 5.000%, 11/04/2019, (EUR)	2,247,816
200,000	Portugal Telecom International Finance BV, EMTN, 5.625%, 2/08/2016, (EUR)	246,024
1,100,000	Portugal Telecom International Finance BV, GMTN, 4.375%, 3/24/2017, (EUR)	1,243,463
1,439,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	1,536,132
800,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	764,651
1,385,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	1,420,959
5,332,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	5,172,424
1,936,000	Qwest Corp., 6.875%, 9/15/2033	1,916,640
1,500,000	Qwest Corp., 7.200%, 11/10/2026	1,511,250
645,000	Qwest Corp., 7.250%, 9/15/2025	690,150
1,407,000	Qwest Corp., 7.250%, 10/15/2035	1,435,140
985,000	Qwest Corp., 7.500%, 6/15/2023	994,850

		39,823,553

	Total Non-Convertible Bonds (Identified Cost $368,669,646)	402,644,303

Convertible Bonds – 15.2%

	Airlines – 0.3%
1,705,000	United Continental Holdings, Inc., 4.500%, 6/30/2021	1,560,331

	Automotive – 1.1%
1,090,000	ArvinMeritor, Inc., (Step to Zero Coupon on 2/15/2019), 4.000%, 2/15/2027(h)	908,787

	Automotive – continued
$3,530,000	Ford Motor Co., 4.250%, 11/15/2016	$5,595,050

		6,503,837

	Brokerage – 0.2%
1,050,000	Jefferies Group, Inc., 3.875%, 11/01/2029	997,500

	Diversified Manufacturing – 1.0%
3,765,000	Owens-Brockway Glass Container, Inc., 3.000%, 6/01/2015, 144A	3,684,994
2,315,000	Trinity Industries, Inc., 3.875%, 6/01/2036	2,523,350

		6,208,344

	Electric – 0.1%
250,000	CMS Energy Corp., 5.500%, 6/15/2029	398,750

	Healthcare – 1.8%
3,325,000	Health Management Associates, Inc., 3.750%, 5/01/2028, 144A	3,349,937
2,470,000	Hologic, Inc., (accretes to principal after 12/15/2013), 2.000%, 12/15/2037(h)	2,454,563
660,000	Illumina, Inc., 0.250%, 3/15/2016, 144A	632,775
345,000	LifePoint Hospitals, Inc., 3.250%, 8/15/2025	346,294
860,000	LifePoint Hospitals, Inc., 3.500%, 5/15/2014	898,700
2,646,000	Omnicare, Inc., 3.250%, 12/15/2035	2,543,467
610,000	Omnicare, Inc., 3.750%, 12/15/2025	886,025

		11,111,761

	Home Construction – 0.5%
2,295,000	Lennar Corp., 3.250%, 11/15/2021, 144A	3,147,019

	Independent Energy – 0.9%
5,045,000	Chesapeake Energy Corp., 2.250%, 12/15/2038	4,080,144
1,340,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	1,234,475

		5,314,619

	Life Insurance – 1.1%
6,533,000	Old Republic International Corp., 3.750%, 3/15/2018	6,443,171

	Media Non-Cable – 0.0%
60,493	Liberty Media LLC, 3.500%, 1/15/2031	36,523

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Metals & Mining – 0.7%
$1,250,000	Steel Dynamics, Inc., 5.125%, 6/15/2014	$1,417,187
2,280,000	United States Steel Corp., 4.000%, 5/15/2014	2,696,100

		4,113,287

	Pharmaceuticals – 1.2%
3,325,000	Human Genome Sciences, Inc., 2.250%, 8/15/2012	3,333,313
4,045,000	Human Genome Sciences, Inc., 3.000%, 11/15/2018	3,989,381

		7,322,694

	Technology – 5.2%
740,000	Alcatel-Lucent USA, Inc., Series B, 2.875%, 6/15/2025	727,050
7,895,000	Ciena Corp., 0.875%, 6/15/2017	6,937,731
3,420,000	Ciena Corp., 3.750%, 10/15/2018, 144A	3,860,325
175,000	Ciena Corp., 4.000%, 3/15/2015, 144A	197,531
5,750,000	Intel Corp., 3.250%, 8/01/2039	8,085,937
3,020,000	Kulicke & Soffa Industries, Inc., 0.875%, 6/01/2012	3,065,300
280,000	Micron Technology, Inc., 1.875%, 6/01/2014	284,550
3,970,000	Micron Technology, Inc., Series B, 1.875%, 8/01/2031, 144A	4,213,163
230,000	SanDisk Corp., 1.500%, 8/15/2017	272,263
1,050,000	Teradyne, Inc., 4.500%, 3/15/2014	3,289,125

		30,932,975

	Textile – 0.3%
1,925,000	Iconix Brand Group, Inc., 2.500%, 6/01/2016, 144A	1,879,281

	Wirelines – 0.8%
2,210,000	Level 3 Communications, Inc., 7.000%, 3/15/2015, 144A(c)	2,884,050
1,190,000	Level 3 Communications, Inc., Series B, 7.000%, 3/15/2015(c)	1,552,950
400,000	Portugal Telecom International Finance BV, Series PTC, 4.125%, 8/28/2014, (EUR)	488,134

		4,925,134

	Total Convertible Bonds
	(Identified Cost $75,894,728)	90,895,226

Municipals – 0.1%

	District of Columbia – 0.1%
$540,000	Metropolitan Washington DC Airports Authority, Series D, 8.000%, 10/01/2047 (Identified Cost $540,000)	$611,588

	Total Bonds and Notes
	(Identified Cost $445,104,374)	494,151,117

Senior Loans – 1.4%

	Automotive – 0.2%
1,000,000	TI Automotive Limited, New Term Loan, 6.750%, 3/14/2018(e)	1,001,880

	Food & Beverage – 0.1%
576,963	DS Waters Enterprises, L.P., 1st Lien Term Loan, 10.500%, 8/29/2017(e)	567,732

	Media Non-Cable – 0.2%
1,854,387	Dex Media West LLC, New Term Loan, 7.250%, 10/24/2014(e)	1,180,633
165,774	SuperMedia, Inc., Exit Term Loan, 11.000%, 12/31/2015(e)	89,352

		1,269,985

	Non-Captive Diversified – 0.7%
4,000,000	Istar Financial, Inc., Add on Term Loan A2, 7.000%, 3/17/2017(e)	3,998,760

	Wireless – 0.1%
825,000	Hawaiian Telcom Communications, Inc., Term Loan B, 7.000%, 2/28/2017(e)	817,162

	Wirelines – 0.1%
769,055	FairPoint Communications, Inc., New Term Loan B, 6.500%, 1/22/2016(e)	631,479

	Total Senior Loans
	(Identified Cost $8,957,880)	8,286,998

Shares

Common Stocks – 7.6%

	Automobiles – 1.0%
465,000	Ford Motor Co.	5,807,850

	Biotechnology – 1.1%
165,617	Vertex Pharmaceuticals, Inc.(b)	6,791,953

	Chemicals – 1.4%
156,958	Dow Chemical Co. (The)	5,437,025
30,167	PPG Industries, Inc.	2,889,999

		8,327,024

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Institutional High Income Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Containers & Packaging – 0.2%
40,621	Owens-Illinois, Inc.(b)	$948,094
1,772	Rock-Tenn Co., Class A	119,716

		1,067,810

	Diversified Telecommunication Services – 0.3%
22,208	FairPoint Communications, Inc.(b)	83,502
2,627	Hawaiian Telcom Holdco, Inc.(b)	45,290
117,962	Telefonica S.A., Sponsored ADR	1,935,756

		2,064,548

	Electronic Equipment, Instruments & Components – 0.2%
69,766	Corning, Inc.	982,305

	Food Products – 0.0%
3,100	ConAgra Foods, Inc.	81,406

	Household Durables – 0.0%
6,775	KB Home	60,298

	Media – 0.0%
849	Dex One Corp.(b)	1,205
961	SuperMedia, Inc.(b)	2,297

		3,502

	Oil, Gas & Consumable Fuels – 0.7%
2,846	Chesapeake Energy Corp.	65,942
79,377	Repsol YPF S.A., Sponsored ADR	1,982,837
33,796	Royal Dutch Shell PLC, ADR	2,370,114

		4,418,893

	Pharmaceuticals – 1.4%
64,900	Bristol-Myers Squibb Co.	2,190,375
117,041	Valeant Pharmaceuticals International, Inc.(b)	6,283,931

		8,474,306

	REITs – Apartments – 0.1%
6,185	Apartment Investment & Management Co., Class A	163,346
32,565	Associated Estates Realty Corp.	532,112

		695,458

	REITs – Shopping Centers – 0.0%
7,868	DDR Corp.	114,873

	Semiconductors & Semiconductor Equipment – 1.2%
245,350	Intel Corp.	6,896,789

	Total Common Stocks
	(Identified Cost $34,562,975)	45,787,015

Preferred Stocks – 2.9%

Convertible Preferred Stocks – 2.0%
	Automotive – 0.8%
86,270	General Motors Co., Series B, 4.750%	3,610,399
20,395	Goodyear Tire & Rubber Co. (The), 5.875%	844,965

		4,455,364

	Banking – 0.0%
138	Wells Fargo & Co., Series L, Class A, 7.500%	$154,105

	Construction Machinery – 0.2%
17,160	United Rentals Trust I, 6.500%	925,568

	Consumer Products – 0.2%
25,550	Newell Financial Trust I, 5.250%	1,207,237

	Electric – 0.1%
17,119	AES Trust III, 6.750%	854,067

	Home Construction – 0.0%
11,000	Hovnanian Enterprises, Inc., 7.250%	147,400

	Pipelines – 0.3%
38,750	El Paso Energy Capital Trust I, 4.750%	1,786,375

	Technology – 0.4%
3,260	Lucent Technologies Capital Trust I, 7.750%	2,648,750

	Total Convertible Preferred Stocks
	(Identified Cost $12,629,426)	12,178,866

Non-Convertible Preferred Stocks – 0.9%

	Banking – 0.2%
18,000	Bank of America Corp., 6.375%	422,460
23,925	Citigroup Capital XIII, (fixed rate to 10/30/2015, variable rate thereafter), 7.875%	650,760
7,075	Countrywide Capital IV, 6.750%	166,475

		1,239,695

	Home Construction – 0.1%
96,887	Hovnanian Enterprises, Inc., 7.625%(b)	379,797

	Non-Captive Consumer – 0.1%
12,475	SLM Corp., Series A, 6.970%	570,731

	Non-Captive Diversified – 0.5%
3,578	Ally Financial, Inc., Series G, 7.000%, 144A	2,980,810

	REITs – Warehouse/Industrials – 0.0%
3,363	ProLogis, Inc., Series Q, 8.540%	181,602

	Total Non-Convertible Preferred Stocks
	(Identified Cost $4,879,614)	5,352,635

	Total Preferred Stocks
	(Identified Cost $17,509,040)	17,531,501

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Institutional High Income Fund – continued

Shares	Description	Value (†)

Warrants – 0.0%
33,185	FairPoint Communications, Inc., Expiration on 1/24/2018(b)(c)(d)
	(Identified Cost $0)	$—

Principal Amount (‡)

Short-Term Investments – 1.6%
100,079	European Financial Stability Facility Treasury Bill, 0.00%, 9/12/2012, (EUR)	133,231
27,867	Repurchase Agreement with State Street Bank and Trust Company, dated 3/30/2012 at 0.000% to be repurchased at $27,867 on 4/02/2012 collateralized by $27,700 U.S. Treasury Note, 1.500% due 7/31/2016 valued at $28,488 including accrued interest (Note 2 of Notes to Financial Statements)	27,867
9,351,092	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/30/2012 at 0.000% to be repurchased at $9,351,092 on 4/02/2012 collateralized by $8,970,000 Federal National Mortage Association, 2.625% due 11/20/2014 valued at $9,541,837 including accrued interest (Note 2 of Notes to Financial Statements)	9,351,092

Total Short-Term Investments
	(Identified Cost $9,513,700)	9,512,190

Total Investments – 96.0%
	(Identified Cost $515,647,969)(a)	575,268,821
	Other Assets Less Liabilities—4.0%	23,749,438

	Net Assets – 100.0%	$599,018,259

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):
At March 31, 2012, the net unrealized appreciation on investments based on a cost of $515,944,382 for federal income tax purposes was as follows:

	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$77,717,741
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(18,393,302)

	Net unrealized appreciation	$59,324,439

(b)	Non-income producing security.
(c)	Illiquid security. At March 31, 2012, the value of these securities amounted to $14,687,260 or 2.5% of net assets.
(d)	Fair valued security by the Fund’s investment adviser. At March 31, 2012, the value of these securities amounted to $2,130,800 or 0.4% of net assets.
(e)	Variable rate security. Rate as of March 31, 2012 is disclosed.
(f)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(g)	Maturity has been extended under the terms of a plan of reorganization.
(h)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2012, the value of Rule 144A holdings amounted to $109,827,348 or 18.3% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
IDR	Indonesian Rupiah
ISK	Icelandic Krona
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar

Industry Summary at March 31, 2012 (Unaudited)

Technology	7.7%
Wirelines	7.6
Healthcare	5.3
Banking	4.3
Metals & Mining	4.2
Non-Captive Diversified	3.8
Non-Captive Consumer	3.8
Automotive	3.7
Chemicals	3.5
Treasuries	3.1
Home Construction	3.0
Airlines	2.9
Supermarkets	2.9
Life Insurance	2.9
Retailers	2.8
Pharmaceuticals	2.6
Local Authorities	2.6
Other Investments, less than 2% each	27.7
Short-Term Investments	1.6

Total Investments	96.0
Other assets less liabilities	4.0

Net Assets	100.0%

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Intermediate Duration Bond Fund

Principal Amount	Description	Value (†)

Bonds and Notes – 97.6% of Net Assets

	ABS Car Loan – 3.1%
$335,000	Ally Master Owner Trust, Series 2011-1, Class A2, 2.150%, 1/15/2016	$342,125
150,000	AmeriCredit Automobile Receivables Trust, Series 2011-1, Class A3, 1.390%, 9/08/2015	150,837
120,000	Avis Budget Rental Car Funding AESOP LLC, Series 2010-3A, Class A, 4.640%, 5/20/2016, 144A	129,219
310,000	BMW Vehicle Lease Trust, Series 2011-1, Class A3, 1.060%, 2/20/2014	311,339
280,000	CarMax Auto Owner Trust, Series 2011-1, Class A3, 1.290%, 9/15/2015	282,018
260,000	Ford Credit Floorplan Master Owner Trust, Series 2010-5, Class A1, 1.500%, 9/15/2015	262,341
225,000	Hyundai Auto Receivables Trust, Series 2011-B, Class A4, 1.650%, 2/15/2017	228,956
320,000	Santander Drive Auto Receivables Trust, Series 2011-1, Class A3, 1.280%, 1/15/2015	321,437
270,000	World Omni Auto Receivables Trust, Series 2011-A, Class A3, 1.110%, 5/15/2015	271,247

		2,299,519

	ABS Credit Card – 1.0%
60,000	Capital One Multi-Asset Execution Trust, Series 2004-A4, Class A4, 0.462%, 3/15/2017(b)	60,171
315,000	Chase Issuance Trust, Series 2007-A16, Class A16, 0.774%, 6/16/2014(b)	315,212
150,000	Discover Card Master Trust I, Series 2007-3, Class A2, 0.292%, 10/16/2014(b)	150,004
210,000	MBNA Credit Card Master Note Trust, Series 2004-B1, Class B1, 4.450%, 8/15/2016	223,365

		748,752

	ABS Home Equity – 0.1%
67,951	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 4.615%, 2/25/2035	64,221

	ABS Student Loan – 1.4%
450,000	North Carolina State Education Assistance Authority, Series 2011-2, Class A2, 1.360%, 7/25/2025(b)	441,310
650,000	South Carolina Student Loan Corp., Series 2010-1, Class A2, 1.560%, 7/25/2025(b)	641,446

		1,082,756

	Aerospace & Defense – 1.3%
$285,000	Goodrich Corp., 4.875%, 3/01/2020	$322,837
240,000	L-3 Communications Corp., 3.950%, 11/15/2016	252,693
355,000	Raytheon Co., 3.125%, 10/15/2020	361,319

		936,849

	Airlines – 0.3%
171,063	Delta Air Lines Pass Through Trust, Series 2009-1, Class A, 7.750%, 6/17/2021	195,012

	Automotive – 0.8%
235,000	Ford Motor Credit Co. LLC, 7.000%, 10/01/2013	250,575
315,000	Toyota Motor Credit Corp., MTN, 2.000%, 9/15/2016	321,449

		572,024

	Banking – 8.0%
85,000	American Express Co., 5.500%, 9/12/2016	94,658
330,000	American Express Co., 6.150%, 8/28/2017	387,711
100,000	Bank of America Corp., 3.750%, 7/12/2016	100,498
460,000	Bank of America Corp., 5.650%, 5/01/2018	491,051
360,000	Bank of Nova Scotia, 2.550%, 1/12/2017	369,096
495,000	Bear Stearns Cos., Inc. (The), 7.250%, 2/01/2018	596,883
365,000	Capital One Financial Corp., 2.125%, 7/15/2014	367,080
270,000	Citigroup, Inc., 6.010%, 1/15/2015	293,356
390,000	Goldman Sachs Group, Inc. (The), 3.625%, 2/07/2016	389,889
275,000	JPMorgan Chase & Co., 6.000%, 1/15/2018	318,123
495,000	Merrill Lynch & Co., Inc., MTN, 6.875%, 4/25/2018	550,291
205,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.400%, 8/28/2017	223,560
435,000	Morgan Stanley, 4.750%, 3/22/2017	435,145
475,000	Morgan Stanley, Series F, GMTN, 6.625%, 4/01/2018	500,182
100,000	Morgan Stanley, Series F, MTN, 5.950%, 12/28/2017	102,959
40,000	Santander Holdings USA, Inc., 4.625%, 4/19/2016	40,533
330,000	U.S. Bancorp, MTN, 2.200%, 11/15/2016	336,407
265,000	Wells Fargo & Co., 3.625%, 4/15/2015	282,142
80,000	Wells Fargo & Co., 3.676%, 6/15/2016	85,433

		5,964,997

	Building Materials – 0.0%
30,000	Masco Corp., 7.125%, 3/15/2020	32,072

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Intermediate Duration Bond Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Chemicals – 0.3%
$130,000	Eastman Chemical Co., 4.500%, 1/15/2021	$135,274
80,000	Ecolab, Inc., 4.350%, 12/08/2021	84,810
25,000	Methanex Corp., 5.250%, 3/01/2022	25,447

		245,531

	Collateralized Mortgage Obligations – 5.0%
111,668	Countrywide Alternative Loan Trust, Series 2006-J5, Class 4A1, 5.285%, 7/25/2021(b)	96,754
725,000	FHLMC Multifamily Structured Pass Through Certificates, Series K013, Class A2, 3.974%, 1/25/2021	789,605
355,000	FHLMC Multifamily Structured Pass Through Certificates, Series K501, Class A2, 1.655%, 11/25/2016	356,775
435,000	FHLMC Multifamily Structured Pass Through Certificates, Series K702, Class A2, 3.154%, 2/25/2018	460,649
420,000	FHLMC Multifamily Structured Pass Through Certificates, Series K704, Class A2, 2.412%, 8/25/2018	426,814
140,000	NCUA Guaranteed Notes, Series 2010-C1, Class A2, 2.900%, 10/29/2020	146,896
378,950	NCUA Guaranteed Notes, Series 2010-R1, Class 1A, 0.691%, 10/07/2020(b)	379,541
1,104,163	NCUA Guaranteed Notes, Series 2010-R3, Class 1A, 0.801%, 12/08/2020(b)	1,108,303

		3,765,337

	Commercial Mortgage-Backed Securities – 6.1%
255,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-5, Class A4, 5.492%, 2/10/2051	287,496
400,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C3, Class A4, 5.867%, 6/15/2039(b)	431,752
360,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	391,891
325,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	358,757
375,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039	412,658
330,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.980%, 8/10/2045(b)	366,200

	Commercial Mortgage-Backed Securities – continued
$410,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4, 6.003%, 6/15/2049(b)	$449,395
210,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	232,720
237,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051	255,190
475,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4, 5.700%, 9/12/2049	519,436
400,000	Morgan Stanley Capital I, Series 2007-IQ14, Class A4, 5.692%, 4/15/2049	436,850
420,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A5, 5.342%, 12/15/2043	453,486

		4,595,831

	Construction Machinery – 0.8%
290,000	Caterpillar Financial Services Corp., MTN, 6.125%, 2/17/2014	318,777
300,000	John Deere Capital Corp., MTN, 3.150%, 10/15/2021	305,251

		624,028

	Consumer Products – 0.5%
325,000	Koninklijke (Royal) Philips Electronics NV, 4.625%, 3/11/2013	336,457

	Diversified Manufacturing – 0.4%
90,000	Snap-On, Inc., 4.250%, 1/15/2018	98,314
220,000	Tyco International Finance S.A., 4.125%, 10/15/2014	235,262

		333,576

	Electric – 2.7%
260,000	Carolina Power & Light Co., 5.250%, 12/15/2015	297,396
5,000	Carolina Power & Light Co., 6.500%, 7/15/2012	5,084
245,000	Consolidated Edison Co. of NY, Inc., 7.125%, 12/01/2018	317,197
285,000	Dominion Resources, Inc., 1.950%, 8/15/2016	288,921
150,000	Duke Energy Corp., 5.625%, 11/30/2012	154,953
180,000	Duke Energy Corp., 5.650%, 6/15/2013	190,093
140,000	NextEra Energy Capital Holdings, Inc., 0.920%, 11/09/2012(b)	139,765
265,000	Southern California Edison Co., 5.750%, 3/15/2014	290,412

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Intermediate Duration Bond Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Electric – continued
$300,000	Southern Co., 1.950%, 9/01/2016	$304,810

		1,988,631

	Entertainment – 0.5%
310,000	Time Warner, Inc., 5.875%, 11/15/2016	363,103

	Environmental – 0.1%
90,000	Waste Management, Inc., 6.375%, 3/11/2015	102,762

	Food & Beverage – 2.0%
455,000	Coca-Cola Co. (The), 3.300%, 9/01/2021	473,389
300,000	Kellogg Co., 5.125%, 12/03/2012	309,132
270,000	Kraft Foods, Inc., 6.125%, 8/23/2018	325,626
380,000	Pernod-Ricard S.A., 2.950%, 1/15/2017, 144A	383,849

		1,491,996

	Government Owned – No Guarantee – 0.2%
150,000	Federal National Mortgage Association, 5.375%, 6/12/2017	180,616

	Health Insurance – 1.3%
275,000	UnitedHealth Group, Inc., 4.875%, 2/15/2013	284,922
420,000	WellPoint, Inc., 4.350%, 8/15/2020	454,607
165,000	WellPoint, Inc., 5.250%, 1/15/2016	184,926
35,000	WellPoint, Inc., 6.000%, 2/15/2014	38,102

		962,557

	Healthcare – 1.7%
75,000	Baxter International, Inc., 1.850%, 1/15/2017	75,956
400,000	Express Scripts, Inc., 3.125%, 5/15/2016	416,522
20,000	Express Scripts, Inc., 6.250%, 6/15/2014	21,987
335,000	McKesson Corp., 3.250%, 3/01/2016	358,858
105,000	McKesson Corp., 6.500%, 2/15/2014	115,476
300,000	Stryker Corp., 2.000%, 9/30/2016	307,514

		1,296,313

	Hybrid ARMs – 0.2%
138,767	FHLMC, 2.378%, 1/01/2035(b)	146,564

	Independent Energy – 2.0%
100,000	Anadarko Petroleum Corp., 5.950%, 9/15/2016	115,290

	Independent Energy – continued
$110,000	Anadarko Petroleum Corp., 6.375%, 9/15/2017	$130,704
330,000	Canadian Natural Resources Ltd., 1.450%, 11/14/2014	334,433
215,000	Encana Corp., 6.500%, 5/15/2019	253,843
155,000	EQT Corp., 8.125%, 6/01/2019	181,108
115,000	Newfield Exploration Co., 5.750%, 1/30/2022	120,462
305,000	Occidental Petroleum Corp., 1.750%, 2/15/2017	308,390
55,000	XTO Energy, Inc., 4.900%, 2/01/2014	58,998

		1,503,228

	Integrated Energy – 0.9%
380,000	BP Capital Markets PLC, 3.125%, 10/01/2015	401,648
70,000	Hess Corp., 7.000%, 2/15/2014	77,394
170,000	XTO Energy, Inc., 5.750%, 12/15/2013	183,769

		662,811

	Life Insurance – 1.1%
85,000	Aflac, Inc., 2.650%, 2/15/2017	85,961
130,000	American International Group, Inc., 3.650%, 1/15/2014	132,406
220,000	American International Group, Inc., Series MP, MTN, 5.450%, 5/18/2017	236,509
30,000	Lincoln National Corp., 4.300%, 6/15/2015	31,738
255,000	MetLife, Inc., 4.750%, 2/08/2021	279,706
70,000	Unum Group, 5.625%, 9/15/2020	74,084

		840,404

	Lodging – 0.0%
15,000	Wyndham Worldwide Corp., 5.750%, 2/01/2018	16,704

	Media Cable – 2.0%
335,000	Comcast Corp., 4.950%, 6/15/2016	376,283
100,000	Cox Communications, Inc., 4.625%, 6/01/2013	104,474
295,000	Cox Communications, Inc., 5.450%, 12/15/2014	327,938
390,000	Time Warner Cable, Inc., 4.000%, 9/01/2021	399,589
250,000	Time Warner Cable, Inc., 8.250%, 2/14/2014	283,043

		1,491,327

	Media Non-Cable – 0.2%
175,000	Thomson Reuters Corp., 5.950%, 7/15/2013	185,625

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Intermediate Duration Bond Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Metals & Mining – 0.7%
$110,000	Alcoa, Inc., 6.150%, 8/15/2020	$118,412
235,000	ArcelorMittal, 9.850%, 6/01/2019	282,771
110,000	Teck Resources Ltd., 3.150%, 1/15/2017	113,090

		514,273

	Mortgage Related – 1.8%
638,170	FHLMC, 4.500%, with various maturities from 2019 to 2025(c)	681,163
1,023	FHLMC, 6.000%, 11/01/2012	1,042
2,184	FHLMC, 6.500%, 1/01/2024	2,464
223	FHLMC, 8.000%, 7/01/2025	266
214,479	FNMA, 4.000%, 4/01/2024	227,377
245,054	FNMA, 4.500%, 4/01/2024	262,433
135,909	FNMA, 5.500%, 1/01/2020	148,541
2,369	FNMA, 6.000%, 9/01/2021	2,568
813	FNMA, 7.500%, 6/01/2016	877
1,181	FNMA, 8.000%, 6/01/2015	1,261
6,045	GNMA, 6.500%, 12/15/2023	6,913
1,522	GNMA, 8.500%, 9/15/2022	1,755
3,466	GNMA, 9.500%, 1/15/2019	4,052

		1,340,712

	Non-Captive Consumer – 0.3%
225,000	SLM Corp., MTN, 6.250%, 1/25/2016	234,000

	Non-Captive Diversified – 1.0%
635,000	General Electric Capital Corp., MTN, 5.500%, 1/08/2020	720,256

	Oil Field Services – 1.5%
305,000	Cameron International Corp., 1.414%, 6/02/2014(b)	305,414
355,000	Ensco PLC, 3.250%, 3/15/2016	370,357
115,000	Rowan Cos., Inc., 5.000%, 9/01/2017	122,426
305,000	Schlumberger Norge AS, 1.950%, 9/14/2016, 144A	308,616

		1,106,813

	Pharmaceuticals – 1.1%
530,000	Amgen, Inc., 2.500%, 11/15/2016	544,642

	Pharmaceuticals – continued
$275,000	Eli Lilly & Co., 4.200%, 3/06/2014	$293,191

		837,833

	Pipelines – 1.4%
290,000	Energy Transfer Partners LP, 6.000%, 7/01/2013	304,556
245,000	NiSource Finance Corp., 6.125%, 3/01/2022	284,665
175,000	Questar Corp., 2.750%, 2/01/2016	179,664
265,000	Spectra Energy Capital LLC, 5.668%, 8/15/2014	287,147

		1,056,032

	Property & Casualty Insurance – 0.7%
350,000	Berkshire Hathaway, Inc., 1.900%, 1/31/2017	354,004
155,000	Willis Group Holdings PLC, 4.125%, 3/15/2016	157,555
15,000	Willis North America, Inc., 7.000%, 9/29/2019	17,353

		528,912

	Railroads – 1.8%
350,000	Burlington Northern Santa Fe Corp., 7.000%, 2/01/2014	388,702
370,000	Canadian National Railway Co., 1.450%, 12/15/2016	367,958
245,000	CSX Corp., 3.700%, 10/30/2020	252,853
30,000	CSX Corp., 6.150%, 5/01/2037	34,837
260,000	Union Pacific Corp., 5.750%, 11/15/2017	308,155

		1,352,505

	Refining – 0.5%
355,000	Phillips 66 Co., 2.950%, 5/01/2017, 144A	360,823

	REITs – Shopping Centers – 0.9%
280,000	Federal Realty Investment Trust, 5.400%, 12/01/2013	294,672
375,000	Health Care REIT, Inc., 4.125%, 4/01/2019	372,012

		666,684

	Supermarkets – 0.2%
50,000	Kroger Co. (The), 6.200%, 6/15/2012	50,531
65,000	Kroger Co. (The), 6.750%, 4/15/2012	65,119

		115,650

	Technology – 2.3%
305,000	Agilent Technologies, Inc., 6.500%, 11/01/2017	366,846
95,000	Corning, Inc., 4.250%, 8/15/2020	100,918
160,000	Equifax, Inc., 7.000%, 7/01/2037	186,507

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Intermediate Duration Bond Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Technology – continued
$290,000	Hewlett-Packard Co., 0.891%, 5/30/2014(b)	$286,644
240,000	Hewlett-Packard Co., 3.300%, 12/09/2016	249,698
230,000	IBM International Group Capital, 5.050%, 10/22/2012	236,287
275,000	Oracle Corp., 4.950%, 4/15/2013	287,982

		1,714,882

	Tobacco – 1.0%
270,000	Altria Group, Inc., 9.700%, 11/10/2018	366,883
365,000	Philip Morris International, Inc., 2.500%, 5/16/2016	380,974

		747,857

	Transportation Services – 0.4%
300,000	ERAC USA Finance LLC, 2.250%, 1/10/2014, 144A	301,926

	Treasuries – 36.2%
535,000	U.S. Treasury Note, 1.000%, 8/31/2016	537,299
2,230,000	U.S. Treasury Note, 1.125%, 12/15/2012	2,244,546
230,000	U.S. Treasury Note, 1.250%, 8/31/2015	234,870
2,390,000	U.S. Treasury Note, 1.750%, 4/15/2013	2,427,344
285,000	U.S. Treasury Note, 1.750%, 3/31/2014	292,904
3,705,000	U.S. Treasury Note, 1.750%, 5/31/2016	3,843,937
585,000	U.S. Treasury Note, 1.875%, 4/30/2014	603,099
2,250,000	U.S. Treasury Note, 1.875%, 6/30/2015	2,341,933
2,220,000	U.S. Treasury Note, 2.125%, 2/29/2016	2,336,377
4,085,000	U.S. Treasury Note, 2.125%, 8/15/2021	4,082,128
2,290,000	U.S. Treasury Note, 2.500%, 4/30/2015	2,425,252
160,000	U.S. Treasury Note, 2.625%, 11/15/2020	168,263
475,000	U.S. Treasury Note, 2.750%, 2/15/2019	511,701
2,660,000	U.S. Treasury Note, 3.125%, 5/15/2021	2,895,245
140,000	U.S. Treasury Note, 3.625%, 2/15/2020	158,812
1,775,000	U.S. Treasury Note, 4.250%, 8/15/2014	1,934,335

		27,038,045

	Wireless – 0.6%
250,000	America Movil SAB de CV, 3.625%, 3/30/2015	264,297

	Wireless – continued
$5,000	Nextel Communications, Inc., Series C, 5.950%, 3/15/2014	$5,000
170,000	Sprint Nextel Corp., 6.000%, 12/01/2016	151,725

		421,022

	Wirelines – 1.2%
515,000	AT&T, Inc., 5.800%, 2/15/2019	611,275
255,000	Embarq Corp., 7.995%, 6/01/2036	257,745

		869,020

	Total Bonds and Notes
	(Identified Cost $70,989,272)	72,956,848

Short-Term Investments – 2.4%
1,827,393	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/30/2012 at 0.000% to be repurchased at $1,827,393 on 4/02/2012 collateralized by $1,860,000 U.S. Treasury Note, 0.500% due 10/15/2014 valued at $1,866,975 including accrued interest (Note 2 of Notes to Financial Statements)
	(Identified Cost $1,827,393)	1,827,393

	Total Investments – 100.0%
	(Identified Cost $72,816,665)(a)	74,784,241
	Other Assets Less Liabilities—(0.0)%	(26,307)

	Net Assets – 100.0%	$74,757,934

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):
	At March 31, 2012, the net unrealized appreciation on investments based on a cost of $73,241,485 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,832,039
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(289,283)

	Net unrealized appreciation	$1,542,756

(b)	Variable rate security. Rate as of March 31, 2012 is disclosed.
(c)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2012, the value of Rule 144A holdings amounted to $1,484,433 or 2.0% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association

See accompanying notes to financial statements.

|  52

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Intermediate Duration Bond Fund – continued

GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

Industry Summary at March 31, 2012 (Unaudited)

Treasuries	36.2%
Banking	8.0
Commercial Mortgage-Backed Securities	6.1
Collateralized Mortgage Obligations	5.0
ABS Car Loan	3.1
Electric	2.7
Technology	2.3
Independent Energy	2.0
Food & Beverage	2.0
Media Cable	2.0
Other Investments, less than 2% each	28.2
Short-Term Investments	2.4

Total Investments	100.0
Other assets less liabilities	(0.0)

Net Assets	100.0%

See accompanying notes to financial statements.

53  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Investment Grade Fixed Income Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 79.0% of Net Assets

Non-Convertible Bonds – 74.6%

	ABS Credit Card – 0.2%
$1,000,000	World Financial Network Credit Card Master Trust, Series 2010-A, Class B, 6.750%, 4/15/2019	$1,100,486

	ABS Other – 1.6%
2,500,000	Community Program Loan Trust, Series 1987-A, Class A5, 4.500%, 4/01/2029	2,529,518
2,564,790	SVO VOI Mortgage Corp., Series 2009-BA, Class NT, 5.810%, 12/20/2028, 144A	2,649,689
907,282	Trinity Rail Leasing LP, Series 2009-1A, Class A, 6.657%, 11/16/2039, 144A	1,007,677
3,131,787	Trip Rail Master Funding LLC, Series 2011-1A, Class A1A, 4.370%, 7/15/2041, 144A	3,153,098

		9,339,982

	Airlines – 3.5%
337,637	Continental Airlines Pass Through Trust, Series 2000-2, Class A-1, 7.707%, 10/02/2022	365,054
1,017,778	Continental Airlines Pass Through Trust, Series 2007-1, Class A, 5.983%, 10/19/2023	1,103,576
4,423,752	Continental Airlines Pass Through Trust, Series 2009-1, 9.000%, 1/08/2018	5,043,078
160,000	Continental Airlines Pass Through Trust, Series 2012-1, Class B, 6.250%, 10/22/2021	162,800
1,661,104	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024	1,692,166
4,702,034	Delta Air Lines Pass Through Trust, Series 2009-1, Class A, 7.750%, 6/17/2021	5,360,319
2,000,907	Delta Air Lines Pass Through Trust, Series 2010-1, Class A, 6.200%, 1/02/2020	2,165,982
3,170,000	Qantas Airways Ltd., 6.050%, 4/15/2016, 144A	3,260,754
861,000	US Airways Pass Through Trust, Series 2011-1A, Class A, 7.125%, 4/22/2025	904,050

		20,057,779

	Automotive – 0.8%
1,930,000	Cummins, Inc., 5.650%, 3/01/2098	1,835,351
2,665,000	Ford Motor Co., 6.375%, 2/01/2029	2,890,054

		4,725,405

	Banking – 10.9%
2,670,000	Associates Corp. of North America, 6.950%, 11/01/2018	3,022,085

	Banking – continued
$230,000	Bank of America Corp., 5.420%, 3/15/2017	$235,171
1,000,000	Bank of America Corp., 5.490%, 3/15/2019	1,002,368
300,000	Bank of America Corp., 6.500%, 9/15/2037	289,409
530,000	Bank of America Corp., MTN, 5.000%, 5/13/2021	530,818
985,000	Bank of America Corp., Series L, MTN, 7.625%, 6/01/2019	1,135,819
500,000	Barclays Bank PLC, 6.050%, 12/04/2017, 144A	514,119
2,770,000,000	Barclays Bank PLC, EMTN, 3.680%, 8/20/2015, (KRW)	2,464,849
100,000	Citigroup, Inc., 5.365%, 3/06/2036, (CAD)(b)	80,487
85,000	Citigroup, Inc., 5.850%, 12/11/2034	86,898
185,000	Citigroup, Inc., 5.875%, 2/22/2033	173,618
2,515,000	Citigroup, Inc., 6.125%, 8/25/2036	2,417,096
1,555,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Utrect, 3.375%, 1/19/2017	1,589,737
5,330,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	5,207,799
870,000	Goldman Sachs Group, Inc. (The), GMTN, 5.375%, 3/15/2020	884,422
3,500,000	HBOS PLC, GMTN, 6.750%, 5/21/2018, 144A	3,285,020
60,000	JPMorgan Chase & Co., 4.750%, 5/01/2013	62,486
5,000,000,000	JPMorgan Chase & Co., EMTN, 7.070%, 3/22/2014, (IDR)	542,432
7,000,000,000	JPMorgan Chase Bank NA, 7.700%, 6/01/2016, 144A, (IDR)	808,629
900,000	Merrill Lynch & Co., Inc., 6.050%, 5/16/2016	947,624
6,570,000	Merrill Lynch & Co., Inc., 6.110%, 1/29/2037	6,253,313
900,000	Merrill Lynch & Co., Inc., 6.220%, 9/15/2026	917,344
235,000	Merrill Lynch & Co., Inc., Series C, MTN, 5.000%, 1/15/2015	245,163
1,700,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034	1,547,167
5,000,000	Morgan Stanley, 5.500%, 7/24/2020	4,879,925
3,800,000	Morgan Stanley, 5.750%, 1/25/2021	3,730,772
100,000	Morgan Stanley, GMTN, 5.500%, 1/26/2020	97,528
2,000,000	Morgan Stanley, GMTN, 7.625%, 3/03/2016, (AUD)	2,102,910
2,100,000	Morgan Stanley, MTN, 6.250%, 8/09/2026	2,086,440
600,000	Morgan Stanley, MTN, 7.250%, 5/26/2015, (AUD)	614,568

See accompanying notes to financial statements.

|  54

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Banking – continued
$1,600,000	Morgan Stanley, Series F, GMTN, 5.625%, 9/23/2019	$1,581,470
695,000	Morgan Stanley, Series F, MTN, 5.950%, 12/28/2017	715,566
420,000	National City Bank of Indiana, 4.250%, 7/01/2018	440,883
50,000	Royal Bank of Scotland PLC (The), EMTN, 4.350%, 1/23/2017, (EUR)	57,649
150,000	Royal Bank of Scotland PLC (The), EMTN, 6.934%, 4/09/2018, (EUR)	186,251
825,000	Santander Holdings USA, Inc., 4.625%, 4/19/2016	835,996
2,000,000	Societe Generale S.A., (fixed rate to 12/19/2017, variable rate thereafter), 6.999%, 12/29/2049, (EUR)	2,133,919
5,000,000	Societe Generale S.A., MTN, 5.200%, 4/15/2021, 144A	4,802,150
300,000	Standard Chartered Bank, 6.400%, 9/26/2017, 144A	331,326
4,500,000	Standard Chartered PLC, 5.500%, 11/18/2014, 144A	4,837,950

		63,679,176

	Brokerage – 1.6%
2,955,000	Cantor Fitzgerald LP, 6.375%, 6/26/2015, 144A	2,990,534
2,645,000	Cantor Fitzgerald LP, 7.875%, 10/15/2019, 144A(b)	2,601,921
755,000	Jefferies Group, Inc., 6.250%, 1/15/2036	681,387
2,835,000	Jefferies Group, Inc., 8.500%, 7/15/2019	3,146,850

		9,420,692

	Building Materials – 1.6%
1,175,000	Masco Corp., 4.800%, 6/15/2015	1,203,735
730,000	Masco Corp., 5.850%, 3/15/2017	748,139
1,695,000	Masco Corp., 6.125%, 10/03/2016	1,791,750
1,330,000	Masco Corp., 6.500%, 8/15/2032	1,252,357
375,000	Masco Corp., 7.750%, 8/01/2029	386,787
1,235,000	Owens Corning, Inc., 6.500%, 12/01/2016	1,372,048
2,255,000	Owens Corning, Inc., 7.000%, 12/01/2036	2,403,052

		9,157,868

	Chemicals – 1.2%
4,450,000	Chevron Phillips Chemical Co. LLC, 8.250%, 6/15/2019, 144A	5,827,916
185,000	Methanex Corp., 5.250%, 3/01/2022	188,308

	Chemicals – continued
$980,000	Methanex Corp., Senior Note, 6.000%, 8/15/2015	$1,018,963

		7,035,187

	Collateralized Mortgage Obligations – 0.2%
675,000	Federal Home Loan Mortgage Corp., REMIC, Series 2912, Class EH, 5.500%, 1/15/2035	804,779
253,268	Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 5A, 5.498%, 7/25/2035(c)	225,485
176,217	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16, Class 3A2, 2.638%, 3/25/2035(c)	171,061

		1,201,325

	Commercial Mortgage-Backed Securities – 4.5%
160,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-6, Class A4, 5.366%, 9/10/2047(c)	178,668
600,000	Bear Stearns Commercial Mortgage Securities, Series 2006-PW13, Class A4, 5.540%, 9/11/2041	678,559
360,000	Bear Stearns Commercial Mortgage Securities, Series 2006-T24, Class A4, 5.537%, 10/12/2041	408,257
600,000	Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4, 5.331%, 2/11/2044	646,301
407,000	Bear Stearns Commercial Mortgage Securities, Series 2007-PW16, Class A4, 5.905%, 6/11/2040(c)	463,674
55,401	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD2, Class A2, 5.408%, 1/15/2046	55,379
1,055,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.322%, 12/11/2049	1,153,999
480,000	Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class A4, 5.940%, 6/10/2046(c)	541,506
3,525,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C3, Class A4, 5.867%, 6/15/2039(c)	3,804,815
2,030,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A4, 5.967%, 9/15/2039(c)	2,170,929
685,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	745,681
3,125,000	Crown Castle Towers LLC, 6.113%, 1/15/2040, 144A	3,473,213
1,500,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	1,655,799

See accompanying notes to financial statements.

55  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Commercial Mortgage-Backed Securities – continued
$805,000	GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A, 4.751%, 7/10/2039	$872,990
350,000	GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4, 5.560%, 11/10/2039	394,315
1,180,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP6, Class A4, 5.475%, 4/15/2043	1,320,323
1,962,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4, 6.003%, 6/15/2049(c)	2,150,519
1,405,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	1,557,007
480,000	LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A5, 4.739%, 7/15/2030	522,259
380,000	LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class A4, 6.067%, 6/15/2038(c)	432,258
390,000	LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A4, 5.372%, 9/15/2039	440,416
235,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4, 6.095%, 6/12/2046(c)	267,682
350,000	Morgan Stanley Capital I, Series 2005-HQ6, Class A4A, 4.989%, 8/13/2042	384,308
425,000	Morgan Stanley Capital I, Series 2005-T19, Class A4A, 4.890%, 6/12/2047	466,659
250,000	Morgan Stanley Capital I, Series 2007-IQ14, Class A4, 5.692%, 4/15/2049	273,032
800,000	Morgan Stanley Capital I, Series 2008-T29, Class A4, 6.455%, 1/11/2043(c)	942,768
200,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4, 5.308%, 11/15/2048	223,188

		26,224,504

	Consumer Products – 0.3%
605,000	Hasbro, Inc., 6.600%, 7/15/2028	649,316
780,000	Snap-on, Inc., 6.700%, 3/01/2019	946,532

		1,595,848

	Diversified Manufacturing – 0.3%
700,000	Textron, Inc., 3.875%, 3/11/2013, (EUR)	$948,901
540,000	Textron, Inc., EMTN, 6.625%, 4/07/2020, (GBP)	965,201

		1,914,102

	Electric – 3.0%
2,200,000	AmerenEnergy Generating Co., Series H, 7.000%, 4/15/2018	1,947,000
1,503,034	Bruce Mansfield Unit, 6.850%, 6/01/2034	1,592,736
1,185,000	Cleveland Electric Illuminating Co. (The), 5.700%, 4/01/2017	1,316,511
555,000	Commonwealth Edison Co., 4.700%, 4/15/2015	609,920
2,300,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	1,869,670
800,000	EDP Finance BV, 6.000%, 2/02/2018, 144A	707,028
600,000	EDP Finance BV, EMTN, 8.625%, 1/04/2024, (GBP)	862,302
1,000,000	Endesa S.A./Cayman Islands, 7.875%, 2/01/2027	1,196,789
900,000	Enel Finance International NV, 5.125%, 10/07/2019, 144A	884,447
6,112,000	Enel Finance International NV, 6.000%, 10/07/2039, 144A	5,547,129
700,000	Enel Finance International NV, 6.800%, 9/15/2037, 144A	681,572

		17,215,104

	Financial Other – 1.2%
4,165,000	Aviation Capital Group Corp., 6.750%, 4/06/2021, 144A	4,039,675
2,500,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A	3,142,455

		7,182,130

	Food & Beverage – 0.1%
500,000	Corn Products International, Inc., 6.625%, 4/15/2037	565,388

	Government Guaranteed – 0.9%
1,000,000	Instituto de Credito Oficial, EMTN, 4.530%, 3/17/2016, (CAD)	930,874
840,000	Instituto de Credito Oficial, MTN, 5.500%, 10/11/2012, (AUD)	860,100
2,500,000	Instituto de Credito Oficial, MTN, 6.125%, 2/27/2014, (AUD)	2,458,421
970,000	Queensland Treasury Corp., 7.125%, 9/18/2017, 144A, (NZD)	889,589

		5,138,984

	Government Owned – No Guarantee – 1.6%
2,565,000	Abu Dhabi National Energy Co., 7.250%, 8/01/2018, 144A	2,981,812
4,500,000	DP World Ltd., 6.850%, 7/02/2037, 144A	4,342,500
9,000,000,000	Export-Import Bank of Korea, 6.600%, 11/04/2013, 144A, (IDR)	988,583

See accompanying notes to financial statements.

|  56

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Government Owned – No Guarantee – continued
10,400,000,000	Export-Import Bank of Korea, 8.300%, 3/15/2014, 144A, (IDR)	$1,166,247

		9,479,142

	Health Insurance – 0.0%
20,000	CIGNA Corp., 7.875%, 5/15/2027	24,954

	Healthcare – 1.0%
3,330,000	Aristotle Holding, Inc., 4.750%, 11/15/2021, 144A	3,563,826
855,000	Boston Scientific Corp., 6.000%, 1/15/2020	981,362
55,000	HCA, Inc., 5.875%, 3/15/2022	55,069
95,000	HCA, Inc., 6.375%, 1/15/2015	100,225
100,000	HCA, Inc., 7.050%, 12/01/2027	89,750
190,000	HCA, Inc., 7.190%, 11/15/2015	201,400
75,000	HCA, Inc., 7.500%, 12/15/2023	71,625
175,000	HCA, Inc., 7.690%, 6/15/2025	168,656
305,000	HCA, Inc., 8.360%, 4/15/2024	311,100
10,000	HCA, Inc., MTN, 7.580%, 9/15/2025	9,450
305,000	HCA, Inc., MTN, 7.750%, 7/15/2036	282,125

		5,834,588

	Home Construction – 0.9%
1,116,000	Pulte Group, Inc., 5.200%, 2/15/2015	1,138,320
3,340,000	Pulte Group, Inc., 6.000%, 2/15/2035	2,605,200
1,455,000	Pulte Group, Inc., 6.375%, 5/15/2033	1,171,275

		4,914,795

	Hybrid ARMs – 0.0%
68,332	FNMA, 2.250%, 2/01/2037(c)	72,669
112,782	FNMA, 2.653%, 9/01/2036(c)	120,974

		193,643

	Independent Energy – 1.3%
1,195,000	Anadarko Petroleum Corp., 6.375%, 9/15/2017	1,419,919
3,000,000	EQT Corp., 8.125%, 6/01/2019	3,505,323
2,150,000	Equitable Resources, Inc., 6.500%, 4/01/2018	2,449,560

		7,374,802

	Industrial Other – 0.2%
1,150,000	Worthington Industries, Inc., 6.500%, 4/15/2020	1,237,881

	Life Insurance – 2.0%
$1,200,000	American International Group, Inc., 6.250%, 3/15/2087	$1,080,000
2,600,000	American International Group, Inc., (fixed rate to 5/15/2038, variable rate thereafter), 8.175%, 5/15/2068	2,752,100
390,000	American International Group, Inc., Series G, MTN, 5.850%, 1/16/2018	424,127
110,000	American International Group, Inc., Series MP, GMTN, 5.450%, 5/18/2017	118,255
355,000	ASIF III Jersey Ltd., Series 2003-G, EMTN, 4.750%, 9/11/2013, (EUR)	486,162
2,355,000	Forethought Financial Group, Inc., 8.625%, 4/15/2021, 144A	2,325,541
1,095,000	MetLife, Inc., 6.400%, 12/15/2066	1,073,100
2,885,000	Penn Mutual Life Insurance Co. (The), 7.625%, 6/15/2040, 144A	3,388,819

		11,648,104

	Local Authorities – 2.7%
4,635,000	Manitoba (Province of), GMTN, 6.375%, 9/01/2015, (NZD)	4,062,970
4,360,000	New South Wales Treasury Corp., 6.000%, 5/01/2012, (AUD)	4,522,899
685,000	New South Wales Treasury Corp., Series 12RG, 6.000%, 5/01/2012, (AUD)	710,423
4,000,000	New South Wales Treasury Corp., Series 17RG, 5.500%, 3/01/2017, (AUD)	4,375,110
254,820	Province of Alberta, 5.930%, 9/16/2016, (CAD)	284,171
1,185,000	Province of Quebec, Canada, Series QC, 6.750%, 11/09/2015, (NZD)	1,051,097
670,000	Queensland Treasury Corp., Series 14, 5.750%, 11/21/2014, (AUD)	719,039

		15,725,709

	Lodging – 0.6%
1,480,000	Wyndham Worldwide Corp., 6.000%, 12/01/2016	1,649,675
1,660,000	Wyndham Worldwide Corp., 7.375%, 3/01/2020	1,996,834

		3,646,509

	Media Non-Cable – 0.2%
240,000	News America, Inc., 8.150%, 10/17/2036	291,866
580,000	R.R. Donnelley & Sons Co., 8.250%, 3/15/2019	577,100

		868,966

	Metals & Mining – 0.6%
420,000	ArcelorMittal, 6.250%, 2/25/2022	424,662

See accompanying notes to financial statements.

57  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Metals & Mining – continued
$580,000	ArcelorMittal, 6.750%, 3/01/2041	$543,528
510,000	ArcelorMittal, 7.000%, 10/15/2039	487,120
2,070,000	United States Steel Corp., 7.500%, 3/15/2022	2,070,000

		3,525,310

	Mortgage Related – 0.0%
21,223	Federal National Mortgage Association, REMIC, 7.000%, 4/25/2020	23,829
3,480	FHLMC, 10.000%, with various maturities in 2018(d)	4,089
11,338	FNMA, 6.000%, 12/01/2018	12,496
41,265	GNMA, 10.000%, with various maturities in 2018(d)	42,485

		82,899

	Non-Captive Consumer – 1.9%
470,000	SLM Corp., MTN, 5.050%, 11/14/2014	481,645
1,820,000	SLM Corp., MTN, 7.250%, 1/25/2022	1,901,580
240,000	SLM Corp., Series A, MTN, 5.000%, 4/15/2015	244,244
995,000	SLM Corp., Series A, MTN, 5.375%, 1/15/2013	1,014,923
1,295,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	1,105,609
2,385,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	2,659,275
45,000	Springleaf Finance Corp., Series H, MTN, 5.375%, 10/01/2012	43,200
1,300,000	Springleaf Finance Corp., Series J, MTN, 6.500%, 9/15/2017	1,001,000
3,615,000	Springleaf Finance Corp., Series J, MTN, 6.900%, 12/15/2017	2,819,700

		11,271,176

	Non-Captive Diversified – 3.0%
97,000	Ally Financial, Inc., 8.000%, 12/31/2018	103,063
820,000	General Electric Capital Australia Funding Pty Ltd., 7.000%, 10/08/2015, (AUD)	889,686
65,000	General Electric Capital Corp., 5.625%, 5/01/2018	75,341
300,000	General Electric Capital Corp., MTN, 5.875%, 1/14/2038	329,770
790,000	General Electric Capital Corp., Series A, EMTN, 5.500%, 2/01/2017, (NZD)	658,161
470,000	General Electric Capital Corp., Series A, EMTN, 6.750%, 9/26/2016, (NZD)	406,676
2,205,000	General Electric Capital Corp., Series A, GMTN, 7.625%, 12/10/2014, (NZD)	1,945,881

	Non-Captive Diversified – continued
$655,000	General Electric Capital Corp., Series A, MTN, 0.867%, 5/13/2024(c)	$520,623
5,650,000	General Electric Capital Corp., Series A, MTN, 6.500%, 9/28/2015, (NZD)	4,831,904
3,725,000	International Lease Finance Corp., 6.250%, 5/15/2019	3,676,869
3,683,000	International Lease Finance Corp., 6.375%, 3/25/2013	3,784,282
25,000	International Lease Finance Corp., 8.625%, 9/15/2015	27,500
315,000	International Lease Finance Corp., Series R, MTN, 5.650%, 6/01/2014	320,513

		17,570,269

	Oil Field Services – 0.2%
1,090,000	Rowan Cos., Inc., 7.875%, 8/01/2019	1,300,930

	Paper – 0.4%
1,500,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	1,765,515
230,000	Mead Corp. (The), 7.550%, 3/01/2047	209,518
200,000	Westvaco Corp., 8.200%, 1/15/2030	221,493

		2,196,526

	Pipelines – 1.0%
635,000	DCP Midstream LP, 6.450%, 11/03/2036, 144A	707,186
200,000	Florida Gas Transmission Co., 7.900%, 5/15/2019, 144A	242,102
800,000	IFM US Colonial Pipeline 2 LLC, 6.450%, 5/01/2021, 144A	858,530
965,000	NGPL PipeCo LLC, 7.119%, 12/15/2017, 144A	879,327
2,000,000	NiSource Finance Corp., 6.125%, 3/01/2022	2,323,792
810,000	Southern Natural Gas Co., 5.900%, 4/01/2017, 144A	917,261

		5,928,198

	Property & Casualty Insurance – 1.8%
1,695,000	Hanover Insurance Group, Inc. (The), 7.500%, 3/01/2020	1,918,276
2,465,000	Marsh & McLennan Cos., Inc., 5.875%, 8/01/2033	2,713,778
60,000	MBIA Insurance Corp., (fixed rate to 1/15/2013, variable rate thereafter), 14.000%, 1/15/2033, 144A	36,300
800,000	Nationwide Mutual Insurance Co., 6.600%, 4/15/2034, 144A	778,018
150,000	Progressive Corp., 7.000%, 10/01/2013	163,109
220,000	White Mountains Re Group Ltd., 6.375%, 3/20/2017, 144A	230,466
805,000	Willis North America, Inc., 7.000%, 9/29/2019	931,255

See accompanying notes to financial statements.

|  58

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Property & Casualty Insurance – continued
$2,015,000	XL Group PLC, 6.250%, 5/15/2027	$2,101,574
1,595,000	XL Group PLC, 6.375%, 11/15/2024	1,763,874

		10,636,650

	Railroads – 0.0%
190,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(b)	152,000

	Refining – 0.1%
750,000	Reliance Holdings USA, Inc., 5.400%, 2/14/2022, 144A	746,098

	REITs – Apartments – 0.0%
30,000	ERP Operating LP, 5.125%, 3/15/2016	32,869
115,000	ERP Operating LP, 5.750%, 6/15/2017	131,168

		164,037

	REITs – Office Property – 0.2%
80,000	Highwoods Properties, Inc., 5.850%, 3/15/2017	85,024
1,075,000	Highwoods Properties, Inc., 7.500%, 4/15/2018	1,233,152

		1,318,176

	REITs – Shopping Centers – 0.4%
1,000,000	Equity One, Inc., 6.000%, 9/15/2017	1,078,127
1,350,000	Federal Realty Investment Trust, 5.650%, 6/01/2016	1,487,600

		2,565,727

	REITs – Single Tenant – 0.1%
95,000	Realty Income Corp., 5.750%, 1/15/2021	102,857
405,000	Realty Income Corp., 6.750%, 8/15/2019	467,921

		570,778

	REITs – Warehouse/Industrials – 0.3%
55,000	ProLogis LP, 5.625%, 11/15/2015	59,896
240,000	ProLogis LP, 5.625%, 11/15/2016	253,971
265,000	ProLogis LP, 5.750%, 4/01/2016	288,867
785,000	ProLogis LP, 7.375%, 10/30/2019	916,477

		1,519,211

	Restaurants – 0.1%
610,000	Darden Restaurants, Inc., 6.000%, 8/15/2035	618,172

	Retailers – 0.6%
118,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	103,692

	Retailers – continued
$2,803,000	Macy’s Retail Holdings, Inc., 6.375%, 3/15/2037	$3,157,134

		3,260,826

	Sovereigns – 0.7%
3,100,000	Republic of Croatia, 6.750%, 11/05/2019, 144A	3,111,625
42,740,000	Republic of Iceland, 4.250%, 8/24/2012, (ISK)	222,666
101,800,000	Republic of Iceland, 7.250%, 5/17/2013, (ISK)	546,539

		3,880,830

	Supermarkets – 0.2%
1,235,000	New Albertson’s, Inc., 8.000%, 5/01/2031	935,513
115,000	New Albertson’s, Inc., 8.700%, 5/01/2030	94,300

		1,029,813

	Supranational – 1.9%
4,000,000	European Bank for Reconstruction & Development, GMTN, 9.250%, 9/10/2012, (BRL)	2,199,129
201,090	European Financial Stability Facility, 0.400%, 3/12/2013, (EUR)	267,534
201,090	European Financial Stability Facility, 1.000%, 3/12/2014, (EUR)	267,642
45,300,000,000	Inter-American Development Bank, EMTN, Zero Coupon, 9/23/2013, (IDR)	4,543,376
4,375,000	Inter-American Development Bank, EMTN, 6.000%, 12/15/2017, (NZD)	3,870,766

		11,148,447

	Technology – 1.7%
210,000	Corning, Inc., 6.850%, 3/01/2029	243,649
810,000	Corning, Inc., 7.000%, 5/15/2024	1,013,202
3,565,000	Corning, Inc., 7.250%, 8/15/2036	4,260,385
3,550,000	Ingram Micro, Inc., 5.250%, 9/01/2017	3,742,222
49,000	Motorola Solutions, Inc., 6.625%, 11/15/2037	52,024
400,000	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	480,294

		9,791,776

	Tobacco – 0.2%
735,000	Reynolds American, Inc., 6.750%, 6/15/2017	875,574
195,000	Reynolds American, Inc., 7.250%, 6/15/2037	227,487

		1,103,061

	Transportation Services – 0.5%
100,000	APL Ltd., 8.000%, 1/15/2024(b)	69,000

See accompanying notes to financial statements.

59  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Transportation Services – continued
$1,705,985	Atlas Air Pass Through Trust, Series 1998-1, Class B, 7.680%, 7/02/2015	$1,620,686
945,000	Erac USA Finance Co., 6.700%, 6/01/2034, 144A	1,028,701

		2,718,387

	Treasuries – 12.3%
135,000	Canadian Government, 1.750%, 3/01/2013, (CAD)	136,161
31,580,000	Canadian Government, 3.750%, 6/01/2019, (CAD)	35,672,467
1,000,000	Canadian Government, 4.000%, 6/01/2016, (CAD)	1,103,133
7,935,000	Canadian Government, 5.250%, 6/01/2012, (CAD)	8,010,496
1,850,000	Ireland Government Bond, 4.500%, 10/18/2018, (EUR)	2,225,379
975,000	Ireland Government Bond, 4.500%, 4/18/2020, (EUR)	1,118,356
125,000	Ireland Government Bond, 5.000%, 10/18/2020, (EUR)	146,536
1,750,000	Ireland Government Bond, 5.400%, 3/13/2025, (EUR)	2,014,920
50,000	Italy Buoni Poliennali Del Tesoro, 5.000%, 8/01/2034, (EUR)	60,051
50,000	Italy Buoni Poliennali Del Tesoro, 5.250%, 11/01/2029, (EUR)	64,104
50,000	Italy Buoni Poliennali Del Tesoro, 5.750%, 2/01/2033, (EUR)	66,034
140,000(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	1,239,479
4,670,000	New Zealand Government Bond, 6.500%, 4/15/2013, (NZD)	3,973,117
23,620,000	Norwegian Government, 4.250%, 5/19/2017, (NOK)	4,601,270
57,675,000	Norwegian Government, 6.500%, 5/15/2013, (NOK)	10,669,179
400,000	Portugal Obrigacoes do Tesouro OT, 3.850%, 4/15/2021, (EUR)	305,519
100,000	Portugal Obrigacoes do Tesouro OT, 4.800%, 6/15/2020, (EUR)	79,872
64,745,000	Republic of Iceland, 6.000%, 10/13/2016, (ISK)	344,781

		71,830,854

	Wireless – 0.2%
510,000	Nextel Communications, Inc., Series C, 5.950%, 3/15/2014	510,000
70,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	67,550
35,000	Nextel Communications, Inc., Series E, 6.875%, 10/31/2013	35,000
234,000	Sprint Capital Corp., 6.875%, 11/15/2028	179,010
120,000	Sprint Capital Corp., 6.900%, 5/01/2019	103,800
366,000	Sprint Nextel Corp., 6.000%, 12/01/2016	326,655

		1,222,015

	Wirelines – 3.8%
$1,310,000	AT&T Corp., 6.500%, 3/15/2029	$1,517,527
2,000,000	BellSouth Telecommunications, Inc., 5.850%, 11/15/2045	1,972,922
2,870,000	CenturyLink, Inc., 6.450%, 6/15/2021	2,946,081
245,000	CenturyLink, Inc., Series G, 6.875%, 1/15/2028	228,941
2,265,000	CenturyLink, Inc., Series P, 7.600%, 9/15/2039	2,142,497
1,220,000	Embarq Corp., 7.995%, 6/01/2036	1,233,132
300,000	Portugal Telecom International Finance BV, EMTN, 4.500%, 6/16/2025, (EUR)	279,077
100,000	Portugal Telecom International Finance BV, EMTN, 5.000%, 11/04/2019, (EUR)	107,039
500,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	533,750
2,875,000	Qwest Corp., 6.875%, 9/15/2033	2,846,250
195,000	Qwest Corp., 7.500%, 6/15/2023	196,950
1,880,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	1,654,400
1,700,000	Telefonica Emisiones SAU, EMTN, 5.597%, 3/12/2020, (GBP)	2,660,924
250,000	Verizon Maryland, Inc., Series B, 5.125%, 6/15/2033	247,811
2,170,000	Verizon New England, Inc., 7.875%, 11/15/2029	2,650,794
695,000	Verizon Pennsylvania, Inc., 6.000%, 12/01/2028	717,703

		21,935,798

	Total Non-Convertible Bonds
	(Identified Cost $378,451,717)	434,591,017

Convertible Bonds – 3.7%

	Automotive – 0.3%
1,035,000	Ford Motor Co., 4.250%, 11/15/2016	1,640,475

	Life Insurance – 1.5%
8,595,000	Old Republic International Corp., 3.750%, 3/15/2018	8,476,819

	Technology – 1.9%
3,505,000	Intel Corp., 2.950%, 12/15/2035	4,030,750
4,700,000	Intel Corp., 3.250%, 8/01/2039	6,609,375
530,000	Lam Research Corp., Series B, 1.250%, 5/15/2018, 144A	556,500

See accompanying notes to financial statements.

|  60

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Technology – continued
$40,000	Micron Technology, Inc., 1.875%, 6/01/2014	$40,650

		11,237,275

	Total Convertible Bonds
	(Identified Cost $18,287,108)	21,354,569

Municipals – 0.7%
	Illinois – 0.2%
1,105,000	State of Illinois, 5.100%, 6/01/2033	1,041,639

	Michigan – 0.1%
1,040,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034(b)	768,290

	Ohio – 0.1%
750,000	Buckeye Tobacco Settlement Financing Authority, Series A-2, 5.875%, 6/01/2047(b)	560,587

	Virginia – 0.3%
2,815,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046(b)	1,795,266

	Total Municipals
	(Identified Cost $5,411,793)	4,165,782

	Total Bonds and Notes
	(Identified Cost $402,150,618)	460,111,368

Senior Loans – 0.5%

	Non-Captive Diversified – 0.5%
2,950,000	Flying Fortress, Inc., 1st Lien Term Loan, 5.000%, 6/30/2017(c)	2,961,062

	(Identified Cost $2,920,929)

Shares

Common Stocks – 1.4%

	Biotechnology – 0.1%
13,708	Vertex Pharmaceuticals, Inc.(e)	562,165

	Chemicals – 0.5%
31,080	PPG Industries, Inc.	2,977,464

	Oil, Gas & Consumable Fuels – 0.8%
81,779	Repsol YPF S.A., Sponsored ADR	2,042,839
34,819	Royal Dutch Shell PLC, ADR	2,441,857

		4,484,696

	Total Common Stocks
	(Identified Cost $6,851,342)	8,024,325

Preferred Stocks – 1.3%

Convertible Preferred Stocks – 0.7%

	Banking – 0.3%
940	Bank of America Corp., Series L, 7.250%	$920,166
25,000	Sovereign Capital Trust IV, 4.375%	1,196,875

		2,117,041

	Consumer Products – 0.3%
33,050	Newell Financial Trust I, 5.250%	1,561,613

	Pipelines – 0.1%
7,850	El Paso Energy Capital Trust I, 4.750%	361,885

	Total Convertible Preferred Stocks
	(Identified Cost $2,937,035)	4,040,539

Non-Convertible Preferred Stocks – 0.6%

	Electric – 0.1%
263	Connecticut Light & Power Co., 2.200%	11,391
11	MDU Resources Group, Inc., 5.100%	1,080
100	San Diego Gas & Electric Co., 4.500%	2,106
3,160	Union Electric Co., 4.500%	283,610

		298,187

	Government Sponsored – 0.5%
3,000	Falcons Funding Trust I, (Step to 10.875% on 3/15/2015, variable rate after 3/15/2020), 8.875%, 144A(f)	3,139,687

	Non-Captive Diversified – 0.0%
161	Ally Financial, Inc., Series G, 7.000%, 144A	134,128

	Total Non-Convertible Preferred Stocks
	(Identified Cost $3,217,162)	3,572,002

	Total Preferred Stocks
	(Identified Cost $6,154,197)	7,612,541

Principal Amount (‡)

Short-Term Investments – 10.3%
110,236	European Financial Stability Facility Treasury Bill, 0.00%, 9/12/2012, (EUR)	146,752

See accompanying notes to financial statements.

61  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Short-Term Investments – continued
$59,841,178	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/30/2012 at 0.000% to be repurchased at $59,841,178 on 4/02/2012 collateralized by $57,860,000 U.S. Treasury Note, 2.625% due 6/30/2014 valued at $61,042,300 including accrued interest (Note 2 of Notes to Financial Statements)	$59,841,178

Total Short-Term Investments
	(Identified Cost $59,989,592)	59,987,930

Total Investments – 92.5%
	(Identified Cost $478,066,678)(a)	538,697,226
	Other Assets Less Liabilities—7.5%	43,952,580

	Net Assets – 100.0%	$582,649,806

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):
At March 31, 2012, the net unrealized appreciation on investments based on a cost of $480,747,507 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$62,928,809
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(4,979,090)

	Net unrealized appreciation	$57,949,719

(b)	Illiquid security. At March 31, 2012, the value of these securities amounted to $6,027,551 or 1.0% of net assets.
(c)	Variable rate security. Rate as of March 31, 2012 is disclosed.
(d)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(e)	Non-income producing security.
(f)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2012, the value of Rule 144A holdings amounted to $89,909,112 or 15.4% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
ABS	Asset-Backed Securities

ARMs	Adjustable Rate Mortgages
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
REMIC	Real Estate Mortgage Investment Conduit

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ISK	Icelandic Krona
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar

Industry Summary at March 31, 2012 (Unaudited)

Treasuries	12.3%
Banking	11.2
Commercial Mortgage-Backed Securities	4.5
Wirelines	3.8
Technology	3.6
Non-Captive Diversified	3.5
Life Insurance	3.5
Airlines	3.5
Electric	3.1
Local Authorities	2.7
Other Investments, less than 2% each	30.5
Short-Term Investments	10.3

Total Investments	92.5
Other assets less liabilities	7.5

Net Assets	100.0%

Currency Exposure at March 31, 2012 (Unaudited)

United States Dollar	69.9%
Canadian Dollar	7.9
New Zealand Dollar	3.8
Australian Dollar	3.0
Norwegian Krone	2.6
Other, less than 2% each	5.3

Total Investments	92.5
Other assets less liabilities	7.5

Net Assets	100.0%

See accompanying notes to financial statements.

|  62

Statements of Assets and Liabilities

March 31, 2012 (Unaudited)

	Fixed Income Fund	Global Bond Fund	Inflation Protected Securities Fund
ASSETS
Investments at cost	$835,067,039	$2,046,363,910	$23,552,836
Repurchase agreement(s) at cost	58,831,400	42,103,703	—
Net unrealized appreciation	103,228,704	87,206,168	1,070,821

Investments at value	997,127,143	2,175,673,781	24,623,657
Cash	76,361	—	74,142
Foreign currency at value (identified cost $256,354, $31,548,354 and $0)	205,341	31,481,618	—
Receivable for Fund shares sold	—	4,947,756	—
Receivable from investment adviser (Note 6)	—	—	16,830
Receivable for securities sold	19,349,467	3,223,573	—
Collateral received for open forward foreign currency contracts (Note 2)	—	732,124	—
Dividends and interest receivable	13,697,582	23,222,673	123,638
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	2,564,421	—
Tax reclaims receivable	26,051	51,623	—
Receivable for variation margin on futures contracts (Note 2)	—	467,191	—

TOTAL ASSETS	1,030,481,945	2,242,364,760	24,838,267

LIABILITIES
Payable for securities purchased	2,618,467	21,735,521	—
Payable for Fund shares redeemed	—	1,056,517	1,297,840
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	2,711,309	—
Foreign taxes payable (Note 2)	6,384	—	—
Due to brokers (Note 2)	—	732,124	—
Management fees payable (Note 6)	417,404	1,014,842	—
Deferred Trustees’ fees (Note 6)	120,233	206,405	63,339
Administrative fees payable (Note 6)	37,889	84,745	979
Payable to distributor (Note 6d)	—	41,529	145
Other accounts payable and accrued expenses	53,364	156,905	24,204

TOTAL LIABILITIES	3,253,741	27,739,897	1,386,507

NET ASSETS	$1,027,228,204	$2,214,624,863	$23,451,760

NET ASSETS CONSIST OF:
Paid-in capital	$919,499,367	$2,157,501,075	$22,153,718
Undistributed (Distributions in excess of) net investment income	9,665,243	354,212	(268,376)
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	(5,092,589)	(32,346,878)	495,541
Net unrealized appreciation on investments, futures contracts and foreign currency translations	103,156,183	89,116,454	1,070,877

NET ASSETS	$1,027,228,204	$2,214,624,863	$23,451,760

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$1,027,228,204	$1,249,540,528	$21,599,528

Shares of beneficial interest	72,965,346	74,172,939	1,848,816

Net asset value, offering and redemption price per share	$14.08	$16.85	$11.68

Retail Class:
Net assets	$—	$965,084,335	$1,852,232

Shares of beneficial interest	—	57,832,702	158,853

Net asset value, offering and redemption price per share	$—	$16.69	$11.66

See accompanying notes to financial statements.

63  |

	Institutional High Income Fund	Intermediate Duration Bond Fund	Investment Grade Fixed Income Fund
ASSETS
Investments at cost	$506,269,010	$70,989,272	$418,225,500
Repurchase agreement(s) at cost	9,378,959	1,827,393	59,841,178
Net unrealized appreciation	59,620,852	1,967,576	60,630,548

Investments at value	575,268,821	74,784,241	538,697,226
Cash	49,449	—	66,562
Foreign currency at value (identified cost $50,391, $0 and $79,386)	40,951	—	68,134
Receivable for Fund shares sold	500,000	287,136	90,000
Receivable for securities sold	18,152,603	—	42,214,327
Dividends and interest receivable	8,645,330	520,364	7,447,533
Tax reclaims receivable	14,230	—	34,760

TOTAL ASSETS	602,671,384	75,591,741	588,618,542

LIABILITIES
Payable for securities purchased	3,205,207	730,800	616,260
Payable for Fund shares redeemed	829	4,835	5,000,000
Foreign taxes payable (Note 2)	1,397	—	2,453
Management fees payable (Note 6)	306,315	1,617	196,524
Deferred Trustees’ fees (Note 6)	82,060	66,368	89,968
Administrative fees payable (Note 6)	23,171	2,816	22,299
Payable to distributor (Note 6d)	66	27	—
Other accounts payable and accrued expenses	34,080	27,344	41,232

TOTAL LIABILITIES	3,653,125	833,807	5,968,736

NET ASSETS	$599,018,259	$74,757,934	$582,649,806

NET ASSETS CONSIST OF:
Paid-in capital	$539,736,411	$73,093,998	$522,871,211
Undistributed (Distributions in excess of) net investment income	5,040,566	(217,580)	(681,354)
Accumulated net realized loss on investments and foreign currency transactions	(5,366,238)	(86,060)	(147,982)
Net unrealized appreciation on investments and foreign currency translations	59,607,520	1,967,576	60,607,931

NET ASSETS	$599,018,259	$74,757,934	$582,649,806

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$599,018,259	$72,534,323	$582,649,806

Shares of beneficial interest	81,360,420	6,881,817	45,628,263

Net asset value, offering and redemption price per share	$7.36	$10.54	$12.77

Retail Class:
Net assets	$—	$2,223,611	$—

Shares of beneficial interest	—	210,926	—

Net asset value, offering and redemption price per share	$—	$10.54	$—

See accompanying notes to financial statements.

|  64

Statements of Operations

For the Six Months Ended March 31, 2012 (Unaudited)

	Fixed Income Fund	Global Bond Fund	Inflation Protected Securities Fund
INVESTMENT INCOME
Interest	$25,794,955	$43,367,606	$175,372
Dividends	1,949,221	—	—
Less net foreign taxes withheld	(112,653)	(130,818)	—

	27,631,523	43,236,788	175,372

Expenses
Management fees (Note 6)	2,328,168	6,038,262	37,106
Distribution fees (Note 6)	—	1,223,049	2,533
Administrative fees (Note 6)	214,346	512,165	6,845
Trustees’ fees and expenses (Note 6)	24,684	43,516	12,577
Transfer agent fees and expenses (Notes 6 and 7)	2,493	1,032,048	8,532
Audit and tax services fees	22,677	24,433	20,343
Custodian fees and expenses	38,149	137,935	8,741
Legal fees	6,882	17,763	220
Registration fees	32,460	64,625	24,837
Shareholder reporting expenses	1,142	96,776	943
Miscellaneous expenses	14,140	33,421	3,162

Total expenses	2,685,141	9,223,993	125,839
Less waiver and/or expense reimbursement (Note 6)	—	—	(63,935)

Net expenses	2,685,141	9,223,993	61,904

Net investment income	24,946,382	34,012,795	113,468

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	(2,471,570)	29,516,935	1,500,473
Futures contracts	—	(3,671,822)	—
Foreign currency transactions	2,979	(6,764,650)	(377)
Net change in unrealized appreciation (depreciation) on:
Investments	64,688,636	37,292,409	(649,885)
Futures contracts	—	4,118,475	—
Foreign currency translations	208,731	9,279,118	409

Net realized and unrealized gain on investments, futures contracts and foreign currency transactions	62,428,776	69,770,465	850,620

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$87,375,158	$103,783,260	$964,088

See accompanying notes to financial statements.

65  |

	Institutional High Income Fund	Intermediate Duration Bond Fund	Investment Grade Fixed Income Fund
INVESTMENT INCOME
Interest	$17,070,838	$908,475	$12,824,109
Dividends	1,074,316	—	405,410
Less net foreign taxes withheld	(71,569)	—	(18,671)

	18,073,585	908,475	13,210,848

Expenses
Management fees (Note 6)	1,571,129	86,901	1,021,995
Distribution fees (Note 6)	—	5,714	—
Administrative fees (Note 6)	120,444	16,003	117,519
Trustees’ fees and expenses (Note 6)	17,837	13,140	18,510
Transfer agent fees and expenses (Notes 6 and 7)	5,967	4,099	1,456
Audit and tax services fees	21,728	20,246	21,080
Custodian fees and expenses	23,976	10,192	21,216
Legal fees	3,608	481	3,573
Registration fees	16,962	24,567	28,677
Shareholder reporting expenses	831	616	890
Miscellaneous expenses	8,315	3,533	8,542

Total expenses	1,790,797	185,492	1,243,458
Less waiver and/or expense reimbursement (Note 6)	—	(40,737)	—

Net expenses	1,790,797	144,755	1,243,458

Net investment income	16,282,788	763,720	11,967,390

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	(5,160,144)	284,644	2,006,600
Foreign currency transactions	(24,382)	—	(40,106)
Net change in unrealized appreciation (depreciation) on:
Investments	51,542,051	461,248	19,633,670
Foreign currency translations	49,739	—	192,833

Net realized and unrealized gain on investments and foreign currency transactions	46,407,264	745,892	21,792,997

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$62,690,052	$1,509,612	$33,760,387

See accompanying notes to financial statements.

|  66

Statements of Changes in Net Assets

	Fixed Income Fund		Global Bond Fund
	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011
FROM OPERATIONS:
Net investment income	$24,946,382	$44,342,263	$34,012,795	$71,002,868
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	(2,468,591)	21,230,024	19,080,463	85,455,091
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	64,897,367	(43,095,648)	50,690,002	(130,794,927)

Net increase in net assets resulting from operations	87,375,158	22,476,639	103,783,260	25,663,032

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	(55,065,901)	(48,778,586)	(32,247,843)	(57,085,645)
Retail Class	—	—	(24,806,917)	(39,906,009)
Net realized capital gains
Institutional Class	(3,493,626)	—	—	—
Retail Class	—	—	—	—

Total distributions	(58,559,527)	(48,778,586)	(57,054,760)	(96,991,654)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	117,143,114	101,432,953	(164,337,279)	91,658,933

Net increase (decrease) in net assets	145,958,745	75,131,006	(117,608,779)	20,330,311
NET ASSETS
Beginning of the period	881,269,459	806,138,453	2,332,233,642	2,311,903,331

End of the period	$1,027,228,204	$881,269,459	$2,214,624,863	$2,332,233,642

UNDISTRIBUTED NET INVESTMENT INCOME	$9,665,243	$39,784,762	$354,212	$23,396,177

See accompanying notes to financial statements.

67  |

	Inflation Protected Securities Fund		Institutional High Income Fund
	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011
FROM OPERATIONS:
Net investment income	$113,468	$737,744	$16,282,788	$27,303,838
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	1,500,096	180,184	(5,184,526)	14,025,279
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	(649,476)	881,255	51,591,790	(46,766,231)

Net increase (decrease) in net assets resulting from operations	964,088	1,799,183	62,690,052	(5,437,114)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	(308,481)	(886,738)	(30,835,110)	(28,511,356)
Retail Class	(23,238)	(27,306)	—	—
Net realized capital gains
Institutional Class	(354,085)	—	(11,637,175)	(15,983,712)
Retail Class	(23,631)	—	—	—

Total distributions	(709,435)	(914,044)	(42,472,285)	(44,495,068)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(12,605,653)	21,601,812	149,179,340	95,860,676

Net increase (decrease) in net assets	(12,351,000)	22,486,951	169,397,107	45,928,494
NET ASSETS
Beginning of the period	35,802,760	13,315,809	429,621,152	383,692,658

End of the period	$23,451,760	$35,802,760	$599,018,259	$429,621,152

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(268,376)	$(50,125)	$5,040,566	$19,592,888

See accompanying notes to financial statements.

|  68

Statements of Changes in Net Assets – continued

	Intermediate Duration Bond Fund		Investment Grade Fixed Income Fund
	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011
FROM OPERATIONS:
Net investment income	$763,720	$1,565,069	$11,967,390	$22,558,640
Net realized gain on investments, futures contracts and foreign currency transactions	284,644	1,361,090	1,966,494	13,747,397
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	461,248	(1,020,642)	19,826,503	(19,285,277)

Net increase in net assets resulting from operations	1,509,612	1,905,517	33,760,387	17,020,760

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	(883,851)	(1,893,993)	(14,688,765)	(26,029,453)
Retail Class	(61,869)	(42,505)	—	—
Net realized capital gains
Institutional Class	(442,766)	—	(6,747,521)	(19,655,485)
Retail Class	(48,501)	—	—	—

Total distributions	(1,436,987)	(1,936,498)	(21,436,286)	(45,684,938)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	14,510,333	23,164,733	118,015,988	7,775,191

Net increase (decrease) in net assets	14,582,958	23,133,752	130,340,089	(20,888,987)
NET ASSETS
Beginning of the period	60,174,976	37,041,224	452,309,717	473,198,704

End of the period	$74,757,934	$60,174,976	$582,649,806	$452,309,717

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(217,580)	$(35,580)	$(681,354)	$2,040,021

See accompanying notes to financial statements.

69  |

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|  70

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
FIXED INCOME FUND

Institutional Class
3/31/2012(f)	$13.69	$0.37	$0.91	$1.28	$(0.84)	$(0.05)	$(0.89)
9/30/2011	14.12	0.73	(0.32)	0.41	(0.84)	—	(0.84)
9/30/2010	12.94	0.77	1.14	1.91	(0.73)	—	(0.73)
9/30/2009	12.15	0.78	1.15	1.93	(0.89)	(0.25)	(1.14)
9/30/2008	14.49	0.88	(2.14)	(1.26)	(1.06)	(0.02)	(1.08)
9/30/2007	13.89	0.83	0.67	1.50	(0.90)	—	(0.90)

GLOBAL BOND FUND

Institutional Class
3/31/2012(f)	$16.52	$0.27	$0.50	$0.77	$(0.44)	$—	$(0.44)
9/30/2011	16.99	0.53	(0.28)	0.25	(0.72)	—	(0.72)
9/30/2010	16.09	0.55	0.92	1.47	(0.57)	—	(0.57)
9/30/2009	14.42	0.67	1.89	2.56	(0.89)	—	(0.89)
9/30/2008	15.83	0.70	(1.30)	(0.60)	(0.81)	—	(0.81)
9/30/2007	15.43	0.60	0.70	1.30	(0.90)	—	(0.90)

Retail Class
3/31/2012(f)	16.37	0.24	0.50	0.74	(0.42)	—	(0.42)
9/30/2011	16.84	0.48	(0.28)	0.20	(0.67)	—	(0.67)
9/30/2010	15.96	0.49	0.91	1.40	(0.52)	—	(0.52)
9/30/2009	14.31	0.62	1.88	2.50	(0.85)	—	(0.85)
9/30/2008	15.71	0.64	(1.29)	(0.65)	(0.75)	—	(0.75)
9/30/2007	15.29	0.54	0.70	1.24	(0.82)	—	(0.82)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(d)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	For the six months ended March 31, 2012 (Unaudited).
(g)	Effective June 2, 2008, redemption fees were eliminated.
(h)	Includes fee/expense recovery of 0.01%.
(i)	Includes fee/expense recovery of 0.02%.

See accompanying notes to financial statements.

71  |

					Ratios to Average Net Assets:
Redemption fees(b)		Net asset value, end of the period	Total return (%)(c)	Net assets, end of the period (000’s)	Net expenses (%)(d)(e)		Gross expenses (%)(e)		Net investment income (%)(e)	Portfolio turnover rate(%)

$—		$14.08	9.86	$1,027,228	0.58		0.58		5.36	6
—		13.69	3.01	881,269	0.58		0.58		5.14	26
—		14.12	15.38	806,138	0.58		0.58		5.83	22
—		12.94	19.55	761,955	0.58		0.58		7.11	29
—		12.15	(9.42)	624,486	0.58		0.58		6.43	30
—		14.49	11.31	605,100	0.60		0.60		5.96	22

$—		$16.85	4.95	$1,249,541	0.70		0.70		3.18	41
—		16.52	1.23	1,353,993	0.67		0.67		3.15	84
—		16.99	9.46	1,285,095	0.66		0.66		3.41	100
—		16.09	19.19	1,032,465	0.68		0.68		4.76	75
0.00	(g)	14.42	(4.14)	1,157,175	0.64		0.64		4.36	60
0.00		15.83	8.70	996,046	0.68		0.68		3.84	95

—		16.69	4.79	965,084	0.99		0.99		2.90	41
—		16.37	0.94	978,241	0.97		0.97		2.84	84
—		16.84	9.05	1,026,809	1.00	(h)	1.00	(h)	3.08	100
—		15.96	18.81	918,742	1.00		1.02		4.46	75
0.00	(g)	14.31	(4.45)	1,073,466	1.00	(i)	1.00	(i)	4.02	60
0.00		15.71	8.36	874,575	1.00		1.04		3.53	95

See accompanying notes to financial statements.

|  72

Financial Highlights – continued

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains(b)	Total distributions

INFLATION PROTECTED SECURITIES FUND

Institutional Class
3/31/2012(f)	$11.58	$0.04	(g)	$0.34	$0.38	$(0.13)	$(0.15)	$(0.28)
9/30/2011	11.10	0.46		0.55	1.01	(0.53)	—	(0.53)
9/30/2010	10.46	0.31		0.67	0.98	(0.34)	—	(0.34)
9/30/2009	9.86	0.09	(h)	0.61	0.70	(0.10)	—	(0.10)
9/30/2008	10.31	0.73		(0.43)	0.30	(0.75)	—	(0.75)
9/30/2007	10.30	0.47		0.03	0.50	(0.49)	—	(0.49)

Retail Class
3/31/2012(f)	11.56	0.05		0.32	0.37	(0.12)	(0.15)	(0.27)
9/30/2011	11.09	0.35		0.63	0.98	(0.51)	—	(0.51)
9/30/2010*	10.71	0.04		0.44	0.48	(0.10)	—	(0.10)

INSTITUTIONAL HIGH INCOME FUND

Institutional Class
3/31/2012(f)	$7.15	$0.22		$0.61	$0.83	$(0.45)	$(0.17)	$(0.62)
9/30/2011	8.08	0.50		(0.51)	(0.01)	(0.59)	(0.33)	(0.92)
9/30/2010	7.40	0.54		0.66	1.20	(0.52)	(0.00)	(0.52)
9/30/2009	6.87	0.57		0.54	1.11	(0.49)	(0.09)	(0.58)
9/30/2008	8.45	0.60		(1.52)	(0.92)	(0.51)	(0.15)	(0.66)
9/30/2007	8.11	0.55		0.30	0.85	(0.51)	—	(0.51)

*	From commencement of Class operations on May 28, 2010 through September 30, 2010.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(d)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	For the six months ended March 31, 2012 (Unaudited).
(g)	Net investment income is low relative to past years due to lower inflation and a low interest rate/yield environment.
(h)	Includes income reductions resulting from principal deflation adjustments during the period in the amount of $0.14 per share and 1.44% of average net assets. See Note 2 of Notes to Financial Statements.
(i)	Includes fee/expense recovery of 0.01%.

See accompanying notes to financial statements.

73  |

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%)(c)	Net assets, end of the period (000’s)	Net expenses (%)(d)(e)		Gross expenses (%)(e)		Net investment income (%)(e)		Portfolio turnover rate (%)

$11.68	3.29	$21,600	0.40		0.82		0.76	(g)	39
11.58	9.36	33,880	0.40		1.08		4.04		20
11.10	9.58	13,240	0.40		1.22		2.88		39
10.46	7.21	13,976	0.40		1.11		0.88	(h)	12
9.86	2.64	16,033	0.40		0.95		6.85		22
10.31	5.05	13,468	0.40		1.28		4.60		26

11.66	3.11	1,852	0.65		1.24		0.81		39
11.56	9.14	1,923	0.65		1.31		3.09		20
11.09	4.47	75	0.65		2.36		1.12		39

$7.36	12.55	$599,018	0.68		0.68		6.22		11
7.15	(0.43)	429,621	0.69		0.69		6.37		25
8.08	17.06	383,693	0.71		0.71		7.08		21
7.40	20.82	458,516	0.72		0.72		9.54		37
6.87	(11.70)	214,201	0.72		0.72		7.70		35
8.45	10.81	187,568	0.75	(i)	0.75	(i)	6.60		31

See accompanying notes to financial statements.

|  74

Financial Highlights – continued

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions

INTERMEDIATE DURATION BOND FUND

Institutional Class
3/31/2012(e)	$10.54	$0.12	$0.10	$0.22	$(0.14)	$(0.08)	$(0.22)
9/30/2011	10.57	0.30	0.04	0.34	(0.37)	—	(0.37)
9/30/2010	9.95	0.38	0.66	1.04	(0.42)	—	(0.42)
9/30/2009	8.95	0.48	0.98	1.46	(0.46)	—	(0.46)
9/30/2008	9.47	0.47	(0.50)	(0.03)	(0.49)	—	(0.49)
9/30/2007	9.50	0.45	(0.01)	0.44	(0.47)	—	(0.47)

Retail Class
3/31/2012(e)	10.55	0.10	0.10	0.20	(0.13)	(0.08)	(0.21)
9/30/2011	10.58	0.27	0.04	0.31	(0.34)	—	(0.34)
9/30/2010*	10.21	0.09	0.41	0.50	(0.13)	—	(0.13)

INVESTMENT GRADE FIXED INCOME FUND

Institutional Class
3/31/2012(e)	$12.52	$0.30	$0.51	$0.81	$(0.38)	$(0.18)	$(0.56)
9/30/2011	13.44	0.65	(0.17)	0.48	(0.76)	(0.64)	(1.40)
9/30/2010	12.39	0.68	1.07	1.75	(0.70)	—	(0.70)
9/30/2009	11.36	0.67	1.31	1.98	(0.81)	(0.14)	(0.95)
9/30/2008	12.96	0.76	(1.47)	(0.71)	(0.89)	—	(0.89)
9/30/2007	12.63	0.70	0.53	1.23	(0.90)	—	(0.90)

*	From commencement of Class operations on May 28, 2010 through September 30, 2010.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(c)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(d)	Computed on an annualized basis for periods less than one year, if applicable.
(e)	For the six months ended March 31, 2012 (Unaudited).

See accompanying notes to financial statements.

75  |

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%)(b)	Net assets, end of the period (000’s)	Net expenses (%)(c)(d)	Gross expenses (%)(d)	Net investment income (%)(d)	Portfolio turnover rate(%)

$10.54	2.14	$72,534	0.40	0.51	2.21	20
10.54	3.26	58,471	0.40	0.57	2.83	83
10.57	10.67	36,959	0.40	0.73	3.75	43
9.95	16.99	28,027	0.40	0.68	5.24	52
8.95	(0.46)	32,748	0.40	0.59	5.00	65
9.47	4.76	31,445	0.40	0.61	4.71	87

10.54	1.92	2,224	0.65	0.84	1.98	20
10.55	3.00	1,704	0.65	0.94	2.60	83
10.58	4.89	82	0.65	1.61	2.66	43

$12.77	6.56	$582,650	0.49	0.49	4.68	13
12.52	3.82	452,310	0.49	0.49	5.03	17
13.44	14.59	473,199	0.48	0.48	5.29	24
12.39	19.35	525,504	0.49	0.49	6.10	22
11.36	(6.00)	277,863	0.50	0.50	5.98	32
12.96	10.19	261,741	0.53	0.53	5.52	23

See accompanying notes to financial statements.

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1.  Organization. Loomis Sayles Funds I (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. Shares of certain funds in the Trust were first registered under the Securities Act of 1933 (the “1933 Act”) effective March 7, 1997 (subsequent to their commencement of investment operations). The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Fixed Income Fund (the “Fixed Income Fund”)

Loomis Sayles Global Bond Fund (the “Global Bond Fund”)

Loomis Sayles Inflation Protected Securities Fund (the “Inflation Protected Securities Fund”)

Loomis Sayles Institutional High Income Fund (the “Institutional High Income Fund”)

Loomis Sayles Intermediate Duration Bond Fund (the “Intermediate Duration Bond Fund”)

Loomis Sayles Investment Grade Fixed Income Fund (the “Investment Grade Fixed Income Fund”)

Each Fund is a diversified investment company.

Effective January 1, 2012, the name of the Funds’ administrator changed from Natixis Asset Management Advisors, L.P. to NGAM Advisors, L.P. (“NGAM Advisors”) and the name of the Funds’ distributor changed from Natixis Distributors, L.P. to NGAM Distribution, L.P. (“NGAM Distribution”).

Each Fund offers Institutional Class shares. Global Bond Fund, Inflation Protected Securities Fund and Intermediate Duration Bond Fund also offer Retail Class shares.

Most expenses of the Trust can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in the Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 distribution fees and transfer agent fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to period-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Funds by an independent pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Senior loans are priced at bid prices supplied by an independent pricing service, if available. Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by independent pricing services recommended by the investment adviser and approved by the Board of Trustees. Such independent pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Broker-dealer bid quotations may also be used to value debt and equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Futures contracts are valued at their most recent settlement price. Credit default swap agreements are valued based on mid prices supplied by a pricing service, if available, or quotations obtained from broker-dealers. Investments in other open-end investment companies are valued at their net asset value each day. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When

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fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of the cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class-specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Certain Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

e.  Futures Contracts. The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular commodity, instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin”. As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin”, are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks

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may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures have standardized contracts and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced.

f.  Swap Agreements. The Funds may enter into credit default swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. As a protection buyer, the Funds have the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Funds have the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Funds may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

The notional amounts of credit default swaps are not recorded in the financial statements. Credit default swaps are marked-to-market daily. Fluctuations in the value of credit default swaps are recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statements of Operations as realized gain or loss when received or paid. Upfront premiums paid or received by the Funds are recorded on the Statements of Assets and Liabilities as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Credit default swaps are privately negotiated and traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. The Funds cover their net obligations under outstanding credit default swaps by segregating or earmarking liquid assets or cash.

There were no credit default swaps held by the Funds during the six months ended March 31, 2012.

g.  Due to Brokers. Transactions and positions in certain forward foreign currency contracts are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between a Fund and the various broker/dealers. Due to brokers’ balances in the Statements of Assets and Liabilities for Global Bond Fund represent cash and securities received as collateral for forward foreign currency contracts. In certain circumstances a Fund’s use of cash and/or securities held at brokers is restricted by regulation or broker mandated limits.

h.  Federal and Foreign Income Taxes. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of March 31, 2012 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next six months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable, and are reflected as foreign taxes payable on the Statements of Assets and Liabilities.

i.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as distribution redesignations, foreign currency transactions, defaulted bond adjustments, paydown gains and losses, premium amortization, preferred securities adjustment, reclassification of realized capital gain to ordinary income and return of capital and capital gain distributions from REITs. Permanent book and tax basis differences relating to shareholder distributions

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will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, premium amortization, forward foreign currency and futures contracts mark to market, defaulted bond interest, REIT basis adjustments, adjustments to inflation-protected securities and contingent payment debt instruments. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the year ended September 30, 2011 was as follows:

	2011 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
Fixed Income Fund	$48,778,586	$—	$48,778,586
Global Bond Fund	96,991,654	—	96,991,654
Inflation Protected Securities Fund	914,044	—	914,044
Institutional High Income Fund	43,588,875	906,193	44,495,068
Intermediate Duration Bond Fund	1,936,498	—	1,936,498
Investment Grade Fixed Income Fund	33,639,027	12,045,911	45,684,938

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2011, the capital loss carryforwards were as follows:

Capital loss carryforward:	Fixed Income Fund	Global Bond Fund	Inflation Protected Securities Fund	Institutional High Income Fund	Intermediate Duration Bond Fund	Investment Grade Fixed Income Fund
Short-term:
Expires September 30, 2015	$—	$—	$(49,727)	$—	$—	$—
Expires September 30, 2017	—	(12,495,597)	(110,122)	—	—	—
Expires September 30, 2018	—	(34,063,363)	(238,354)	—	—	—

Total capital loss carryforward	$—	$(46,558,960)	$(398,203)	$—	$—	$—

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for capital losses to be carried forward indefinitely. Rules in effect previously limited the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused. Additionally, capital losses realized in taxable years beginning after the effective date of the Act are carried over in the character (short-term or long-term) realized. Rules in effect previously treated all capital loss carryforwards as short-term.

j.  Repurchase Agreements. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

k.  Delayed Delivery Commitments. The Funds may purchase securities, including those designated as TBAs in the Portfolio of Investments, for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of the security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The actual security that will be delivered to fulfill a TBA trade is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. When the Funds enter into such a transaction, collateral consisting of liquid securities or cash and cash equivalents is required to be segregated or earmarked at the custodian in an amount at least equal to the amount of the Funds’ commitment. No interest accrues to the Funds until the transaction settles.

Purchases of delayed delivery securities may have a similar effect on the Funds’ net asset value as if the Funds had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

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There were no delayed delivery securities held by the Funds as of March 31, 2012.

l.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the six months ended March 31, 2012, none of the Funds had loaned securities under this agreement.

m.  Indemnifications. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2012, at value:

Fixed Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
Non-Captive Consumer	$694,064	$29,107,954	$—	$29,802,018
All Other Non-Convertible Bonds(a)	—	723,740,072	—	723,740,072

Total Non-Convertible Bonds	694,064	752,848,026	—	753,542,090

Convertible Bonds(a)	—	91,657,267	—	91,657,267
Municipals(a)	—	6,673,739	—	6,673,739

Total Bonds and Notes	694,064	851,179,032	—	851,873,096

Senior Loans(a)	—	281,536	—	281,536
Preferred Stocks
Convertible Preferred Stocks
Banking	2,783,992	2,668,696	—	5,452,688
Construction Machinery	—	1,029,937	—	1,029,937
Consumer Products	—	1,293,469	—	1,293,469
All Other Convertible Preferred Stocks(a)	16,683,788	—	—	16,683,788

Total Convertible Preferred Stocks	19,467,780	4,992,102	—	24,459,882

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Fixed Income Fund

Asset Valuation Inputs – continued

Description	Level 1	Level 2	Level 3	Total
Non-Convertible Preferred Stocks
Electric	$419,132	$264,806	$—	$683,938
Government Sponsored	—	3,139,687	—	3,139,687
Non-Captive Diversified	—	1,933,611	—	1,933,611
All Other Non-Convertible Preferred Stocks(a)	1,759,217	—	—	1,759,217

Total Non-Convertible Preferred Stocks	2,178,349	5,338,104	—	7,516,453

Total Preferred Stocks	21,646,129	10,330,206	—	31,976,335

Common Stocks(a)	53,892,383	—	—	53,892,383
Short-Term Investments	—	59,103,793	—	59,103,793

Total	$76,232,576	$920,894,567	$—	$997,127,143

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

A preferred stock valued at $1,207,960 was transferred from Level 1 to Level 2 during the period ended March 31, 2012. At September 30, 2011, this security was valued at market price in accordance with the Fund’s valuation policy; at March 31, 2012, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service as a market price was not available.

All transfers are recognized as of the beginning of the reporting period.

Global Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
Australia	$—	$29,571,159	$25,833,854	$55,405,013
Canada	—	142,786,453	4,746,102	147,532,555
Panama	—	—	5,842,688	5,842,688
All Other Non-Convertible Bonds(a)	—	1,915,567,185	—	1,915,567,185

Total Non-Convertible Bonds	—	2,087,924,797	36,422,644	2,124,347,441

Convertible Bonds(a)	—	4,290,058	—	4,290,058
Municipals(a)	—	4,932,579	—	4,932,579

Total Bonds and Notes	—	2,097,147,434	36,422,644	2,133,570,078

Short-Term Investments	—	42,103,703	—	42,103,703

Total Investments	—	2,139,251,137	36,422,644	2,175,673,781

Forward Foreign Currency Contracts (unrealized appreciation)	—	2,564,421	—	2,564,421
Futures Contracts (unrealized appreciation)	2,809,804	—	—	2,809,804

Total	$2,809,804	$2,141,815,558	$36,422,644	$2,181,048,006

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(2,711,309)	$—	$(2,711,309)
Futures Contracts (unrealized depreciation)	(702,030)	—	—	(702,030)

Total	$(702,030)	$(2,711,309)	$—	$(3,413,339)

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the six months ended March 31, 2012, there were no transfers between Levels 1, 2 and 3.

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Inflation Protected Securities Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$24,623,657	$—	$24,623,657

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the six months ended March 31, 2012, there were no transfers between Levels 1, 2 and 3.

Institutional High Income Fund

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
Chemicals	$—	$10,477,880	$2,130,800	$12,608,680
All Other Non-Convertible Bonds(a)	—	390,035,623	—	390,035,623

Total Non-Convertible Bonds	—	400,513,503	2,130,800	402,644,303

Convertible Bonds(a)	—	90,895,226	—	90,895,226
Municipals(a)	—	611,588	—	611,588

Total Bonds and Notes	—	492,020,317	2,130,800	494,151,117

Senior Loans(a)	—	8,286,998	—	8,286,998
Common Stocks(a)	45,787,015	—	—	45,787,015
Preferred Stocks
Convertible Preferred Stocks
Construction Machinery	—	925,568	—	925,568
Consumer Products	—	1,207,237	—	1,207,237
All Other Convertible Preferred Stocks(a)	10,046,061	—	—	10,046,061

Total Convertible Preferred Stocks	10,046,061	2,132,805	—	12,178,866

Non-Convertible Preferred Stocks(a)	2,371,825	2,980,810	—	5,352,635

Total Preferred Stocks	12,417,886	5,113,615	—	17,531,501

Warrants(b)	—	—	—	—
Short-Term Investments	—	9,512,190	—	9,512,190

Total	$58,204,901	$514,933,120	$2,130,800	$575,268,821

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Fair valued at zero using Level 2 inputs.

A preferred stock valued at $573,120 was transferred from Level 1 to Level 2 during the period ended March 31, 2012. At September 30, 2011, this security was valued at market price in accordance with the Fund’s valuation policy; at March 31, 2012, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service as a market price was not available.

All transfers are recognized as of the beginning of the reporting period.

Intermediate Duration Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Collateralized Mortgage Obligations	$—	$3,408,562	$356,775	$3,765,337
All Other Bonds and Notes(a)	—	69,191,511	—	69,191,511

Total Bonds and Notes	—	72,600,073	356,775	72,956,848

Short-Term Investments	—	1,827,393	—	1,827,393

Total	$—	$74,427,466	$356,775	$74,784,241

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the six months ended March 31, 2012, there were no transfers between Levels 1, 2 and 3.

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Investment Grade Fixed Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
Paper	$—	$1,987,008	$209,518	$2,196,526
All Other Non-Convertible Bonds(a)	—	432,394,491	—	432,394,491

Total Non-Convertible Bonds	—	434,381,499	209,518	434,591,017

Convertible Bonds(a)	—	21,354,569	—	21,354,569
Municipals(a)	—	4,165,782	—	4,165,782

Total Bonds and Notes	—	459,901,850	209,518	460,111,368

Senior Loans(a)	—	2,961,062	—	2,961,062
Common Stocks(a)	8,024,325	—	—	8,024,325
Preferred Stocks
Convertible Preferred Stocks
Banking	920,166	1,196,875	—	2,117,041
Consumer Products	—	1,561,613	—	1,561,613
Pipelines	361,885	—	—	361,885

Total Convertible Preferred Stocks	1,282,051	2,758,488	—	4,040,539

Non-Convertible Preferred Stocks
Electric	285,716	12,471	—	298,187
Government Sponsored	—	3,139,687	—	3,139,687
Non-Captive Diversified	—	134,128	—	134,128

Total Non-Convertible Preferred Stocks	285,716	3,286,286	—	3,572,002

Total Preferred Stocks	1,567,767	6,044,774	—	7,612,541

Short-Term Investments	—	59,987,930	—	59,987,930

Total	$9,592,092	$528,895,616	$209,518	$538,697,226

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of March 31, 2012:

Fixed Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at March 31, 2012
Bonds and Notes
Non-Convertible Bonds
Treasuries	$55,017	$1,488	$(68,596)	$43,055	$—	$(30,964)	$—	$—	$—	$—
Preferred Stocks
Non-Convertible Preferred Stocks
Non-Captive Diversified	672,600	—	—	—	—	—	—	(672,600)	—	—

Total	$727,617	$1,488	$(68,596)	$43,055	$—	$(30,964)	$—	$(672,600)	$—	$—

A preferred stock valued at $672,600 was transferred from Level 3 to Level 2 during the period ended March 31, 2012. At September 30, 2011, this security was valued using broker-dealer bid quotations based on inputs unobservable to the Fund as an independent pricing service either was unable to price the security or did not provide a reliable price for the security; at March 31, 2012, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service.

All transfers are recognized as of the beginning of the reporting period.

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Global Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at March 31, 2012
Bonds and Notes
Non-Convertible Bonds
Australia	$25,602,840	$375,234	$266,556	$2,034,936	$—	$(2,445,712)	$—	$—	$25,833,854	$2,140,158
Canada	4,973,757	—	2,895	237,779	—	(468,329)	—	—	4,746,102	228,495
Panama	—	—	—	35,334	5,807,354	—	—	—	5,842,688	35,334
Supranationals	10,487,450	5,431	(1,604,887)	640,526	—	(9,528,520)	—	—	—	—

Total	$41,064,047	$380,665	$(1,335,436)	$2,948,575	$5,807,354	$(12,442,561)	$—	$—	$36,422,644	$2,404,347

Institutional High Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at March 31, 2012
Bonds and Notes
Non-Convertible Bonds
Chemicals	$—	$76,641	$—	$(1,568,201)	$—	$—	$3,622,360	$—	$2,130,800	$(1,568,201)
Consumer Cyclical Services	73,350	—	—	—	—	—	—	(73,350)	—	—
Technology	347,500	19,868	(794,781)	882,838	—	(455,425)	—	—	—	—
Treasuries	27,508	744	(34,299)	21,528	—	(15,481)	—	—	—	—
Preferred Stocks
Convertible Preferred Stocks
Electric	186,750	—	77,422	12,328	621,000	(897,500)	—	—	—	—
Non-Convertible Preferred Stocks
Non-Captive Diversified	268,800	—	—	—	—	—	—	(268,800)	—	—

Total	$903,908	$97,253	$(751,658)	$(651,507)	$621,000	$(1,368,406)	$3,622,360	$(342,150)	$2,130,800	$(1,568,201)

A debt security ($73,350) and a preferred stock ($268,800) valued at $342,150 were transferred from Level 3 to Level 2 during the period ended March 31, 2012. At September 30, 2011, these securities were valued using broker-dealer bid quotations based on inputs unobservable to the Fund as an independent pricing service either was unable to price the securities or did not provide reliable prices for the securities; at March 31, 2012, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service.

A debt security valued at $3,622,360 was transferred from Level 2 to Level 3 during the period ended March 31, 2012. At September 30, 2011, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service; at March 31, 2012, this security was valued at fair value as determined in good faith by the Fund’s investment adviser as an independent pricing service either was unable to price the security or did not provide a reliable price for the security and broker-dealer bid quotations could not be obtained due to the security being illiquid.

All transfers are recognized as of the beginning of the reporting period.

Intermediate Duration Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at March 31, 2012
Bonds and Notes
Non-Convertible Bonds
Collateralized Mortgage Obligations	$—	$—	$—	$2	$356,773	$—	$—	$—	$356,775	$2

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Investment Grade Fixed Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at March 31, 2012
Bonds and Notes
Non-Convertible Bonds
Paper	$—	$—	$—	$(45,120)	$—	$—	$254,638	$—	$209,518	$(45,120)
Treasuries	27,508	744	(34,299)	21,528	—	(15,481)	—	—	—	—
Preferred Stocks
Non-Convertible Preferred Stocks
Non-Captive Diversified	96,600	—	—	—	—	—	—	(96,600)	—	—

Total	$124,108	$744	$(34,299)	$(23,592)	$—	$(15,481)	$254,638	$(96,600)	$209,518	$(45,120)

A debt security valued at $254,638 was transferred from Level 2 to Level 3 during the period ended March 31, 2012. At September 30, 2011, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service; at March 31, 2012, this security was valued using broker-dealer bid quotations based on inputs unobservable to the Fund as an independent pricing service either was unable to price the security or did not provide a reliable price for the security.

A preferred stock valued at $96,600 was transferred from Level 3 to Level 2 during the period ended March 31, 2012. At September 30, 2011, this security was valued using broker-dealer bid quotations based on inputs unobservable to the Fund as an independent pricing service either was unable to price the security or did not provide a reliable price for the security; at March 31, 2012, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service.

All transfers are recognized as of the beginning of the reporting period.

In May 2011, Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” was issued and is effective for interim and annual periods beginning after December 15, 2011. The ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers; and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity, and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. Notwithstanding the projected regulatory implementation date of June 30, 2012 for the Fund, Management has already implemented disclosure of all transfers between Level 1 and Level 2, and the reasons for the transfers. Management is currently evaluating the impact, if any, the Level 3 disclosures may have on the Fund’s financial statements.

4.   Derivatives. Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that Global Bond Fund used during the period include forward foreign currency contracts and futures contracts.

The Funds are subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. Certain Funds may enter into forward foreign currency exchange contracts for hedging purposes to protect the value of the Funds’ holdings of foreign securities. Certain Funds may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Funds. During the six months ended March 31, 2012, Global Bond Fund engaged in forward foreign currency transactions for hedging purposes and to gain exposure to foreign currencies.

The Funds are subject to the risk that changes in interest rates will affect the value of the Funds’ investments in fixed income securities. A Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Funds may use futures contracts to hedge against changes in interest rates and to manage their duration without having to buy or sell portfolio securities. During the six months ended March 31, 2012, Global Bond Fund used futures contracts to manage duration.

Each Fund is party to agreements with counterparties that govern transactions in forward foreign currency contracts. These agreements contain credit-risk-related contingent features that allow the counterparties to terminate open contracts early if the net asset value of a Fund declines beyond a certain threshold. If such features were to be triggered, the counterparties could request immediate settlement of open

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contracts at current fair value. As of March 31, 2012, the fair value of derivative positions (including open trades) subject to credit-risk-related contingent features that are in a net liability position by counterparty, and the value of collateral pledged to counterparties for such contracts is as follows:

Fund	Counterparty	Derivatives	Collateral Pledged
Global Bond Fund	Barclays	$(530,266)	$483,770
	Deutsche Bank AG	(367,092)	572,093
	JPMorgan Chase	(22,112)	192,705
	Morgan Stanley	(33,997)	—

Forward foreign currency contracts are subject to the risk that the counterparty will be unwilling or unable to meet its obligations under the contracts. The Funds have mitigated this risk by entering into master netting agreements with counterparties that allow the Fund and the counterparty to offset amounts owed by each related to derivative contracts to one net amount payable by either the Fund or the counterparty. As of March 31, 2012, the maximum amount of loss that Global Bond Fund would incur if counterparties failed to meet their obligations is $2,564,421 and the amount of loss that Global Bond Fund would incur after taking into account master netting arrangements is $806,579. These amounts do not take into account the value of collateral received by the Global Bond Fund in the amount of $692,124.

Counterparty risk is managed through the posting of collateral and, as a result, the risk of loss to a Fund from counterparty default should be limited to the extent a Fund is undercollateralized. In addition to collateral requirements, the Funds also require counterparties to meet minimum credit quality requirements.

The following is a summary of derivative instruments for Global Bond Fund as of March 31, 2012:

Statements of Assets and Liabilities Caption	Interest Rate Contracts	Foreign Exchange Contracts
Assets
Unrealized appreciation on forward foreign currency contracts	$—	$2,564,421
Unrealized appreciation on futures contracts*	2,809,804	—
Liabilities
Unrealized depreciation on forward foreign currency contracts	—	(2,711,309)
Unrealized depreciation on futures contracts*	(702,030)	—

* Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for Global Bond Fund during the six months ended March 31, 2012 were as follows:

Statements of Operations Caption	Interest Rate Contracts	Foreign Exchange Contracts
Net Realized Gain (Loss) on:
Foreign currency transactions*	$—	$(5,604,606)
Futures contracts	(3,671,822)	—
Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations*	—	6,536,755
Futures contracts	4,118,475	—

* Represents realized loss and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period.

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forwards and futures activity, as a percentage of net assets, for Global Bond Fund, based on gross month-end notional amounts outstanding during the period including long and short positions, at absolute value, was as follows for the six months ended March 31, 2012:

Global Bond Fund	Forwards	Futures
Average Notional Amount Outstanding	14.83%	7.60%
Highest Notional Amount Outstanding	19.06%	7.67%
Lowest Notional Amount Outstanding	14.44%	7.26%
Notional Amount Outstanding as of March 31, 2012	15.89%	7.26%

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Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

5.  Purchases and Sales of Securities. For the six months ended March 31, 2012, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Fixed Income Fund	$18,114,067	$18,616,578	$102,358,057	$37,593,185
Global Bond Fund	288,985,691	126,212,069	590,771,961	926,345,044
Inflation Protected Securities Fund	10,191,981	18,387,390	696,181	355,392
Institutional High Income Fund	16,305,501	16,757,840	146,616,723	38,653,748
Intermediate Duration Bond Fund	16,171,840	6,893,511	11,297,461	6,306,664
Investment Grade Fixed Income Fund	40,759,018	41,911,834	56,785,951	14,661,148

6. Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Separate management agreements for each Fund in effect for the six months ended March 31, 2012, provided for fees at the following annual percentage rates of each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $1 Billion	Next $1 Billion	Over $2 Billion
Fixed Income Fund	0.50%	0.50%	0.50%
Global Bond Fund	0.60%	0.50%	0.48%
Inflation Protected Securities Fund	0.25%	0.25%	0.25%
Institutional High Income Fund	0.60%	0.60%	0.60%
Intermediate Duration Bond Fund	0.25%	0.25%	0.25%
Investment Grade Fixed Income Fund	0.40%	0.40%	0.40%

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expense. These undertakings are in effect until January 31, 2013 and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the six months ended March 31, 2012, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Retail Class
Fixed Income Fund	0.65%	—
Global Bond Fund	0.75%	1.00%
Inflation Protected Securities Fund	0.40%	0.65%
Institutional High Income Fund	0.75%	—
Intermediate Duration Bond Fund	0.40%	0.65%
Investment Grade Fixed Income Fund	0.55%	—

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

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For the six months ended March 31, 2012, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Fixed Income Fund	$2,328,168	$—	$2,328,168	0.50%	0.50%
Global Bond Fund	6,038,262	—	6,038,262	0.54%	0.54%
Inflation Protected Securities Fund	37,106	37,106	—	0.25%	0.00%
Institutional High Income Fund	1,571,129	—	1,571,129	0.60%	0.60%
Intermediate Duration Bond Fund	86,901	37,002	49,899	0.25%	0.14%
Investment Grade Fixed Income Fund	1,021,995	—	1,021,995	0.40%	0.40%

1  Management fee waivers are subject to possible recovery until September 30, 2013.

For the six months ended March 31, 2012, class-specific expenses have been reimbursed as follows:

	Reimbursement[2]
Fund	Institutional Class	Retail Class	Total
Inflation Protected Securities Fund	$440	$1,745	$2,185
Intermediate Duration Bond Fund	1,735	2,000	3,735

In addition, the investment adviser reimbursed non-class-specific expenses of Inflation Protected Securities Fund in the amount of $24,644 for the six months ended March 31, 20122.

2  Expense reimbursements are subject to possible recovery until September 30, 2013.

No expenses were recovered for any of the Funds during the six months ended March 31, 2012 under the terms of the expense limitation agreements.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Distribution Fees. NGAM Distribution, which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, Global Bond Fund, Inflation Protected Securities Fund and Intermediate Duration Bond Fund have adopted a Distribution Plan relating to each Fund’s Retail Class shares (the “Retail Class Plans”).

Under the Retail Class Plans, each Fund pays NGAM Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Retail Class shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Retail Class shares or for payments made by NGAM Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Retail Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

For the six months ended March 31, 2012, the Funds paid the following distribution fees:

Distribution Fees
Fund	Retail Class
Global Bond Fund	$1,223,049
Inflation Protected Securities Fund	2,533
Intermediate Duration Bond Fund	5,714

c.  Administrative Fees. NGAM Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

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For the six months ended March 31, 2012, each Fund paid the following administrative fees to NGAM Advisors:

Fund	Administrative Fees
Fixed Income Fund	$214,346
Global Bond Fund	512,165
Inflation Protected Securities Fund	6,845
Institutional High Income Fund	120,444
Intermediate Duration Bond Fund	16,003
Investment Grade Fixed Income Fund	117,519

d.  Sub-Transfer Agent Fees. NGAM Distribution has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for a portion of the intermediary fees attributable to shares of the Funds held by the intermediaries (which generally are a percentage of the value of shares held) not to exceed what the Funds would have paid their transfer agent had each customer’s shares been registered directly with the transfer agent instead of being held through the intermediaries.

For the six months ended March 31, 2012, the Funds paid the following sub-transfer agent fees, which are reflected in transfer agent fees and expenses in the Statements of Operations:

	Sub-Transfer Agent Fees
Fund	Institutional Class	Retail Class
Global Bond Fund	$455,120	$461,116
Inflation Protected Securities Fund	6,184	824
Institutional High Income Fund	2,834	—
Intermediate Duration Bond Fund	912	179
Investment Grade Fixed Income Fund	20	—

As of March 31, 2012, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees:

	Reimbursements of Sub-Transfer Agent Fees
Fund	Institutional Class	Retail Class
Global Bond Fund	$30,505	$11,024
Inflation Protected Securities Fund	127	18
Institutional High Income Fund	66	—
Intermediate Duration Bond Fund	22	5

e.  Trustees Fees and Expenses. The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. Effective January 1, 2012, the Chairperson of the Board receives a retainer fee at the annual rate of $265,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $95,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2012, the Chairperson of the Board received a retainer fee at the annual rate of $250,000 and each Independent Trustee (other than the Chairperson) received, in aggregate, a retainer fee at the annual rate of $80,000. All other Trustee fees remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical

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investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

f.   Affiliated Ownership. At March 31, 2012, Loomis Sayles owned shares equating to 13.79% of Inflation Protected Securities Fund’s net assets and the Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Retirement Plan”) held shares of beneficial interest in the Funds representing the following percentages of net assets:

Fund	Retirement Plan
Global Bond Fund	0.40%
Inflation Protected Securities Fund	14.81%
Institutional High Income Fund	2.46%
Intermediate Duration Bond Fund	1.73%

7.  Class Specific Expenses. For the six months ended March 31, 2012, the Funds paid the following class-specific transfer agent fees and expenses (including sub-transfer agent fees):

	Transfer Agent Fees and Expenses
Fund	Institutional Class	Retail Class
Fixed Income Fund	$2,493	$—
Global Bond Fund	489,879	542,169
Inflation Protected Securities Fund	6,788	1,744
Institutional High Income Fund	5,967	—
Intermediate Duration Bond Fund	1,735	2,364
Investment Grade Fixed Income Fund	1,456	—

8.  Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. Effective April 19, 2012, the commitment fee will be 0.10% per annum.

For the six months ended March 31, 2012, none of the Funds had borrowings under these agreements.

9.  Concentration of Risk. Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

10.  Concentration of Ownership. From time to time, the Funds may have a concentration of one or more shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have material impacts on the Funds. As of March 31, 2012, certain Funds had shareholders that owned more than 5% of the Funds’ total outstanding shares. The number of shareholders owning more than 5% of total outstanding shares of a fund, including affiliated accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings was as follows:

Fund	Number of 5% Shareholders	Percentage of Ownership
Fixed Income Fund	4	23.29%
Inflation Protected Securities Fund	4	52.18%
Institutional High Income Fund	1	5.53%
Intermediate Duration Bond Fund	5	61.16%
Investment Grade Fixed Income Fund	3	32.01%

Shares held in omnibus accounts may be beneficially held by one or more individuals or entities other than the owner of record. As of March 31, 2012, Global Bond Fund had omnibus accounts representing ownership of more than 25% of the Funds’ total outstanding shares. The number of omnibus accounts representing ownership of more than 25% of total outstanding shares of the Fund, based on accounts that

91  |

Notes To Financial Statements – continued

March 31, 2012 (Unaudited)

represent more than 25% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings was as follows:

Fund	Number of 25% Omnibus Accounts	Percentage of Ownership
Global Bond Fund	1	30.94%

11.  Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Fixed Income Fund

	Six Months Ended March 31, 2012		Year Ended September 30, 2011

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	8,114,442	$113,214,207	13,546,359	$191,418,231
Issued in connection with the reinvestment of distributions	3,792,125	49,183,862	3,122,786	41,814,110
Redeemed	(3,315,331)	(45,254,955)	(9,382,927)	(131,799,388)

Increase (decrease) from capital share transactions	8,591,236	$117,143,114	7,286,218	$101,432,953

	Global Bond Fund

	Six Months Ended March 31, 2012		Year Ended September 30, 2011

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	12,986,443	$216,981,135	25,151,575	$427,774,766
Issued in connection with the reinvestment of distributions	1,745,898	28,930,103	3,095,427	52,205,920
Redeemed	(9,597,006)	(160,285,322)	(21,912,559)	(369,610,748)
Redeemed in-kind (Note 12)	(12,917,122)	(217,911,853)	—	—

Net change	(7,781,787)	$(132,285,937)	6,334,443	$110,369,938

Retail Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	7,256,916	$120,374,227	18,868,453	$317,959,706
Issued in connection with the reinvestment of distributions	1,476,834	24,219,953	2,259,522	37,747,467
Redeemed	(10,660,336)	(176,645,522)	(22,325,827)	(374,418,178)

Net change	(1,926,586)	$(32,051,342)	(1,197,852)	$(18,711,005)

Increase (decrease) from capital share transactions	(9,708,373)	$(164,337,279)	5,136,591	$91,658,933

	Inflation Protected Securities Fund

	Six Months Ended March 31, 2012		Year Ended September 30, 2011

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	988,109	$11,613,350	2,220,810	$25,259,237
Issued in connection with the reinvestment of distributions	53,742	626,524	71,695	802,802
Redeemed	(2,119,048)	(24,808,754)	(558,915)	(6,259,047)

Net change	(1,077,197)	$(12,568,880)	1,733,590	$19,802,992

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Notes To Financial Statements – continued

March 31, 2012 (Unaudited)

11.  Capital Shares – continued

	Inflation Protected Securities Fund

	Six Months Ended March 31, 2012		Year Ended September 30, 2011

Retail Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	280,295	$3,317,285	187,412	$2,122,073
Issued in connection with the reinvestment of distributions	4,028	46,868	2,297	25,998
Redeemed	(291,781)	(3,400,926)	(30,197)	(349,251)

Net change	(7,458)	$(36,773)	159,512	$1,798,820

Increase (decrease) from capital share transactions	(1,084,655)	$(12,605,653)	1,893,102	$21,601,812

	Institutional High Income Fund

	Six Months Ended March 31, 2012		Year Ended September 30, 2011

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	19,523,790	$139,413,964	17,611,718	$137,196,965
Issued in connection with the reinvestment of distributions	5,682,363	37,958,187	5,108,876	37,652,413
Redeemed	(3,893,597)	(28,192,811)	(10,157,087)	(78,988,702)

Increase (decrease) from capital share transactions	21,312,556	$149,179,340	12,563,507	$95,860,676

	Intermediate Duration Bond Fund

	Six Months Ended March 31, 2012		Year Ended September 30, 2011

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	1,893,470	$19,920,897	3,921,646	$41,094,151
Issued in connection with the reinvestment of distributions	122,010	1,279,382	168,202	1,757,264
Redeemed	(679,832)	(7,179,476)	(2,038,767)	(21,305,663)

Net change	1,335,648	$14,020,803	2,051,081	$21,545,752

Retail Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	567,606	$5,957,119	214,017	$2,245,994
Issued in connection with the reinvestment of distributions	5,587	58,547	655	6,860
Redeemed	(523,714)	(5,526,136)	(61,001)	(633,873)

Net change	49,479	$489,530	153,671	$1,618,981

Increase (decrease) from capital share transactions	1,385,127	$14,510,333	2,204,752	$23,164,733

	Investment Grade Fixed Income Fund

	Six Months Ended March 31, 2012		Year Ended September 30, 2011

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	10,474,670	$130,969,943	7,739,370	$99,118,544
Issued in connection with the reinvestment of distributions	1,573,978	19,476,974	3,146,404	39,907,537
Redeemed	(2,544,922)	(32,430,929)	(9,966,294)	(131,250,890)

Increase (decrease) from capital share transactions	9,503,726	$118,015,988	919,480	$7,775,191

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Notes To Financial Statements – continued

March 31, 2012 (Unaudited)

12.  Redemption In-Kind. In certain circumstances, a Fund may distribute portfolio securities rather than cash as payment for redemption of Fund shares (redemption in-kind). For financial reporting purposes, the Fund will recognize a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Fund will recognize a loss if the cost exceeds value. Gains and losses realized on redemptions in-kind are not recognized for tax purposes, and are re-classified from realized gain (loss) to paid-in-capital. Global Bond Fund realized a gain of $10,034,128 on redemptions in-kind during the six months ended March 31, 2012. This amount is included in realized gain (loss) on the Statements of Operations.

|  94

Loomis Sayles High Income Opportunities Fund

Loomis Sayles Securitized Asset Fund

SEMI-ANNUAL REPORT

MARCH 31, 2012

LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND

Fund and manager review

FUND FACTS

Managers:

Matthew Eagan, CFA

Daniel Fuss, CFA, CIC

Kathleen Gaffney, CFA

Elaine Stokes

Symbol:

Institutional Class	LSIOX

Objective:

High current income.

Capital appreciation is the Fund’s secondary objective.

Strategy:

Invests substantially all of its assets, and may invest up to 100% of its assets, in high income securities. High income securities are fixed-income securities that Loomis Sayles believes have the potential to generate relatively high levels of current income.

Fund Inception Date:

April 12, 2004

Net Assets:

$70.3 million

Market Conditions

The momentum of the high-yield and equity market rallies from December 2011 continued into 2012. High-yield bonds generated strong returns in January before easing slightly in February and becoming flat in March. Actions by the European Central Bank calmed debt crisis contagion fears, at least for the time being. In the United States, annualized fourth quarter gross domestic product growth of 3% pointed to a moderate but continued recovery and also helped to subdue many investor fears.

Performance Results

For the six months ended March 31, 2012, Loomis Sayles High Income Opportunities Fund returned 12.91%. The fund outperformed its benchmark, the Barclays Capital U.S. Corporate High-Yield Bond Index, which returned 12.14% for the period.

Explanation of Fund Performance

An out-of-benchmark allocation to convertible securities contributed significantly to the fund’s performance, as the sector tracked equities, which surged throughout much of the period. An underweight position in below-investment-grade utilities had a positive effect on performance relative to the benchmark and security selection within high-yield electric utilities also contributed notably for the period. The consumer cyclical sector, across the quality spectrum, was a strong contributor to performance. Similarly, investment-grade and high-yield financials made a positive contribution to relative performance, with brokerage and banking securities buoying the sector. Furthermore, a small out-of-benchmark position in preferred securities contributed to the fund’s gains.

High-yield and investment-grade industrials contributed positively to the fund’s performance but trailed the benchmark in relative terms. In particular, security-specific refining companies accounted for the lagging results. In addition, out-of-benchmark exposure to common stocks detracted from the fund’s return.

Outlook

As the second quarter begins, fixed-income investors continue to face an environment filled with opportunities and pitfalls. The sovereign debt situation in Europe is a chief ongoing concern, and the market is now focusing on Spain. Investors are taking solace in the improving U.S. economic situation, but Europe’s debt problems cast a large shadow over any sustainable recovery. So far this year, investors have generally sought out higher-risk securities for yield, but the progress (or lack thereof) in the euro zone could greatly influence their risk tolerance. In some respects, this is very similar to 2011, when cash rushed into credit, equity and other risky markets early in the year, only to reverse when political gyrations increased uncertainty. However, a resulting period of volatility can create buying opportunities for us. We continue to add credits that we believe have long-term potential for improving fundamentals.

In the first quarter of 2012, higher U.S. interest rates reinvigorated discussions surrounding the potential threat higher rates pose to fixed-income portfolios. We continue to believe that interest rates are in a period of transition and see rising rates as the next secular trend. However, given the Fed’s continued commitment to keep short-term rates low at least through the middle of 2014, the trading range in U.S. Treasuries should persist in the near term.

U.S. economic growth has been a bright spot thus far in 2012. We believe the overall health of corporate America remains intact, largely because corporate managements remain conservative. Reductions in the ranks of the unemployed, signs of potential recovery in the housing market and increased lending from financial institutions have highlighted the underlying fundamental health of the domestic economy. We anticipate a modest recovery in the United States and little to no growth in Europe and Japan. However, many areas removed from the developed world show moderate to strong growth potential.

Above all else, our conviction in the merits of fundamental credit research has not changed. We remain steadfast in our opportunistic approach as well as our long-term outlook. Our focus continues to be on maintaining yield advantage, surveying the global marketplace for opportunities, and searching out specific risk that can lead to total return opportunities for the fund.

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LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND

Average Annual Total Returns

March 31, 2012

	6 month	1 year	5 years	Since Inception(a)

Institutional Class (Inception 4/12/04)	12.91%	5.40%	8.04%	8.69%

Comparative Performance
Barclays Capital U.S. Corporate High-Yield Bond Index(b)	12.14	6.45	8.10	8.29
Lipper High Current Yield Funds Index(b)	11.88	4.62	5.74	6.62

Expense Ratio(c)
Institutional Class: 0.00%

Cumulative Performance

Inception to March 31, 2012

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Performance data reflects certain fee waivers and/or expense reimbursements, if any, without which performance would be lower.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

(a)	Since Index performance data is not available coincident with the fund’s inception date, the beginning value of the Index is the value of the month-end closest to the fund’s inception date.
(b)	See page 5 for a description of the indices.
(c)

The amount shown under Expense Ratio is 0.00% to reflect the fact that the fund does not pay any advisory, administration or distribution and service fees, and that Loomis, Sayles & Company, L.P. has agreed to pay certain expenses of the fund.

What You Should Know

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

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LOOMIS SAYLES SECURITIZED ASSET FUND

Fund and manager review

FUND FACTS

Managers:

Clifton Rowe, CFA

Alessandro Pagani, CFA

Symbol:

Institutional Class	LSSAX

Objective:

High level of current income consistent with capital preservation.

Strategy:

Invests at least 80% of its net assets (plus any borrowings made for investment purposes) in a diversified portfolio of securitized assets, such as mortgage-backed and other asset-backed securities.

Fund Inception Date:

March 2, 2006

Net Assets:

$685.4 million

Market Conditions

Investors were generally optimistic during the sixth-month period, but markets were somewhat volatile, as they responded to various financial events in Europe. During the first quarter of 2012, negative news came less frequently, and Greek sovereign debt investors accepted a restructuring deal, which helped sustain the market rally. Domestic economic data generally improved, especially within the labor market and corporate sector. Late in the period, news that growth in China and other emerging market countries was slowing caused investors to be more cautious, and the market rally slowed.

Performance Results

For the six months ended March 31, 2012, Loomis Sayles Securitized Asset Fund returned 4.53%. The fund outperformed its benchmark, the Barclays Capital U.S. Securitized Bond Index, which returned 1.76% for the period.

Explanation of Fund Performance

The commercial mortgage-backed securities (CMBS) sector experienced strong returns during the period, and the fund’s large overweight in the sector combined with prudent security selection magnified those results versus the benchmark. Additionally, our security selection within the mortgage-backed securities (MBS) sector was particularly strong. Within the allocation, spreads (the yield difference between non-Treasury securities and comparable-maturity Treasuries) tightened due to diminishing risk concerns as the period progressed.

The fund’s longer-than-benchmark duration (price sensitivity to interest rate changes) also contributed to outperformance, as the longer end of the yield curve (a curve that shows the relationship among bond yields across the maturity spectrum) tightened relative to the rather compressed shorter end.

While the asset-backed securities (ABS) sector posted a positive return, it simply could not keep up with other more-aggressive sectors. In addition, an overweight position in non-traditional MBS underperformed, because the allocation’s shorter-duration hybrid adjustable-rate mortgages (ARMs) underperformed longer-duration securities. In general, the fund’s securities lagged the higher-beta potential sectors.

The fund routinely buys and sells mortgage-backed securities in the To Be Announced (TBA) market. (TBA means that the mortgage-backed security that will be delivered to fulfill the trade is not designated at the time the trade is made; the security is “to be announced” prior to the established trade settlement date.) These securities are used to achieve the fund’s desired mortgage exposure. The fund also routinely uses Treasury futures to remove undesired interest rate exposure. Neither TBAs nor Treasury futures had a material impact on performance for the period.

Outlook

We expect the domestic economic environment to continue its gradual improvement, as American corporations continue to perform relatively well. We also expect volatility to play a role in the landscape, as concerns surrounding Europe, employment data, the U.S. Supreme Court ruling on the nation’s healthcare law and the presidential elections develop. In addition, China’s slowing economy could have a negative effect on U.S. growth.

The euro zone is likely to muddle along due to uncertainty about the fiscal situations of weaker member nations. Furthermore, Europe seems likely to fall into another recession. The reaction of the debt markets to impending new issues will continue to have an effect on global markets. Elsewhere, China and other emerging nations are struggling to rein in pockets of inflation and steer their economies toward a soft landing.

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LOOMIS SAYLES SECURITIZED ASSET FUND

Average Annual Total Returns

March 31, 2012

	6 months	1 year	5 years	Since Inception(a)
Institutional Class (Inception 3/2/06)	4.53%	7.90%	8.01%	7.66%

Comparative Performance
Barclays Capital U.S. Securitized Bond Index(b)	1.76	6.28	6.18	6.07
Lipper U.S. Mortgage Funds Index(b)	1.85	6.42	5.63	5.56

Expense Ratio(c)
Institutional Class: 0.00%

Cumulative Performance

Inception to March 31, 2012

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Performance data reflects certain fee waivers and/or expense reimbursements, if any, without which performance would be lower.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

(a)	Since Index performance data is not available coincident with the fund’s inception date, the beginning value of the Index is the value of the month-end closest to the fund’s inception date.
(b)	See page 5 for a description of the indices.
(c)

The amount shown under Expense Ratio is 0.00% to reflect the fact that the fund does not pay any advisory, administration or distribution and service fees, and that Loomis, Sayles & Company, L.P. has agreed to pay certain expenses of the fund.

What you should know

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

Index Definitions

Barclays Capital U.S. Corporate High-Yield Bond Index is an unmanaged index that covers the U.S.-dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

Barclays Capital U.S. Securitized Bond Index is an unmanaged index of asset-backed securities, collateralized mortgage-backed securities (ERISA-eligible), and fixed-rate mortgage-backed securities.

Lipper High Current Yield Funds Index is an unmanaged index that tracks the average performance of the 30 largest high current yield funds according to Lipper Inc.

Lipper U.S. Mortgage Funds Index is an unmanaged index that tracks the average performance of the 30 largest U.S. mortgage funds according to Lipper Inc.

Source: Lipper, Inc.

Proxy Voting Information

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, (i) by calling Loomis Sayles at 800-633-3330; (ii) on the Funds’ website, www.loomissayles.com, and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011 is available on (i) the Funds’ website and (ii) the SEC’s website.

Quarterly Portfolio Schedules

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

UNDERSTANDING FUND EXPENSES

Typically, mutual fund shareholders incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution fees (12b-1 fees), and other fund expenses. However, the funds are unlike other mutual funds; they do not charge any fees or expenses.

You should be aware that shares in the Funds are available only to institutional investment advisory clients of Loomis, Sayles & Company, L.P. (“Loomis Sayles”) and NGAM Advisors, L.P. (“NGAM Advisors”) and to participants in “wrap fee” programs sponsored by broker-dealers and investment advisers that may be affiliated or unaffiliated with the Funds, Loomis Sayles or NGAM Advisors. The institutional investment advisory clients of Loomis Sayles and NGAM Advisors pay Loomis Sayles or NGAM Advisors a fee for their investment advisory services, while participants in “wrap fee” programs pay a “wrap fee” to the program’s sponsor. The “wrap fee” program sponsors, in turn, pay a fee to NGAM Advisors. “Wrap fee” program participants should read carefully the wrap fee brochure provided to them by their program’s sponsor and the fees paid by such sponsor to NGAM Advisors. Shareholders pay no additional fees or expenses to purchase shares of the Funds. However, shareholders will indirectly pay a proportionate share of those costs, such as brokerage commissions, taxes and extraordinary expenses, that are borne by the Funds through a reduction in each Fund’s net asset value.

The first line in each Fund’s table shows the actual amount of Fund expenses ($0) you would have paid on a $1,000 investment in the Fund from October 1, 2011 through March 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual Fund returns and expenses.

The second line in each fund’s table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio (0%) and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5  |

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Loomis Sayles High Income Opportunities Fund

Institutional Class	Beginning Account Value 10/1/2011	Ending Account Value 3/31/2012	Expenses Paid During Period* 10/1/2011 – 3/31/2012
Actual	$1,000.00	$1,129.10	$0.00
Hypothetical (5% return before expenses)	$1,000.00	$1,025.00	$0.00

*   Expenses are equal to the Fund’s annualized expense ratio: 0.00%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

Loomis Sayles Securitized Asset Fund

Institutional Class	Beginning Account Value 10/1/2011	Ending Account Value 3/31/2012	Expenses Paid During Period* 10/1/2011 – 3/31/2012
Actual	$1,000.00	$1,045.30	$0.00
Hypothetical (5% return before expenses)	$1,000.00	$1,025.00	$0.00

*   Expenses are equal to the Fund’s annualized expense ratio: 0.00%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

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Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles High Income Opportunities Fund

Principal Amount	Description	Value (†)

Bonds and Notes – 88.2% of Net Assets

Non-Convertible Bonds – 75.3%

	ABS Home Equity – 0.6%
$80,000	Countrywide Asset-Backed Certificates, Series 2004-13, Class AF5B, 5.103%, 5/25/2035	$64,604
75,000	New Century Home Equity Loan Trust, Series 2005-1, Class M3, 0.762%, 3/25/2035(b)	53,567
125,000	New Century Home Equity Loan Trust, Series 2005-2, Class M2, 0.692%, 6/25/2035(b)	75,967
225,000	Park Place Securities, Inc., Series 2005-WCW2, Class M1, 0.742%, 7/25/2035(b)	130,147
73,007	Saxon Asset Securities Trust, Series 2004-3, Class M2, 0.892%, 12/26/2034(b)	53,407
78,148	Structured Asset Securities Corp., Series 2007-EQ1, Class A2, 0.332%, 3/25/2037(b)	53,810

		431,502

	ABS Other – 0.4%
41,708	Diamond Resorts Owner Trust, Series 2009-1, Class B, 12.000%, 3/20/2026, 144A	44,958
258,683	Sierra Receivables Funding Co. LLC, Series 2011-3A, Class C, 9.310%, 7/20/2028, 144A	258,638

		303,596

	Aerospace & Defense – 1.5%
885,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	907,125
200,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A	154,975

		1,062,100

	Airlines – 2.2%
59,678	Continental Airlines Pass Through Trust, Series 1997-1, Class A, 7.461%, 10/01/2016	59,678
26,779	Continental Airlines Pass Through Trust, Series 1997-4, Class B, 6.900%, 7/02/2018	26,779
77,123	Continental Airlines Pass Through Trust, Series 1998-1, Class B, 6.748%, 9/15/2018	77,123
75,147	Continental Airlines Pass Through Trust, Series 1999-1, Class B, 6.795%, 2/02/2020	73,644
6,118	Continental Airlines Pass Through Trust, Series 2000-2, Class B, 8.307%, 10/02/2019	6,064
25,928	Continental Airlines Pass Through Trust, Series 2001-1, Class B, 7.373%, 6/15/2017	26,024
183,234	Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.821%, 2/10/2024	200,641

	Airlines – continued
$523,129	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024	$532,911
175,000	Delta Air Lines, Inc., 9.500%, 9/15/2014, 144A	186,375
324,682	Northwest Airlines, Inc., Series 2007-1, Class B, 8.028%, 5/01/2019	331,175

		1,520,414

	Automotive – 1.5%
139,000	Cummins, Inc., 6.750%, 2/15/2027	165,216
165,000	Ford Motor Co., 6.625%, 2/15/2028	182,740
35,000	Ford Motor Co., 7.125%, 11/15/2025	38,150
110,000	Ford Motor Co., 7.500%, 8/01/2026	123,200
320,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	301,600
200,000	TRW Automotive, Inc., 7.250%, 3/15/2017, 144A	223,000

		1,033,906

	Banking – 1.5%
50,000	HBOS PLC, 6.000%, 11/01/2033, 144A	37,998
700,000	HBOS PLC, GMTN, 6.750%, 5/21/2018, 144A	657,004
400,000	Societe Generale S.A., MTN, 5.200%, 4/15/2021, 144A	384,172

		1,079,174

	Brokerage – 1.1%
110,000	Jefferies Group, Inc., 3.875%, 11/09/2015	108,625
140,000	Jefferies Group, Inc., 6.250%, 1/15/2036	126,350
515,000	Jefferies Group, Inc., 6.450%, 6/08/2027	507,275
15,000	Jefferies Group, Inc., 6.875%, 4/15/2021	15,262
5,000	Jefferies Group, Inc., 8.500%, 7/15/2019	5,550

		763,062

	Building Materials – 1.7%
205,000	Masco Corp., 6.500%, 8/15/2032	193,032
145,000	Masonite International Corp., 8.250%, 4/15/2021, 144A	150,800
115,000	Ply Gem Industries, Inc., 8.250%, 2/15/2018	115,719
720,000	USG Corp., 6.300%, 11/15/2016	673,200
30,000	USG Corp., 9.750%, 1/15/2018	29,775

		1,162,526

See accompanying notes to financial statements.

7  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Chemicals – 2.0%
$675,000	Hercules, Inc., 6.500%, 6/30/2029	$536,625
235,000	JM Huber Corp., 9.875%, 11/01/2019, 144A	244,400
110,000	Koppers, Inc., 7.875%, 12/01/2019	117,425
200,000	LyondellBasell Industries NV, 6.000%, 11/15/2021, 144A	210,000
150,000	Methanex Corp., Senior Note, 6.000%, 8/15/2015	155,964
160,000	Momentive Performance Materials, Inc., 9.000%, 1/15/2021	140,000

		1,404,414

	Collateralized Mortgage Obligations – 3.0%
134,510	Adjustable Rate Mortgage Trust, Series 2005-10, Class 5A1, 0.502%, 1/25/2036(b)	85,490
83,596	American Home Mortgage Investment Trust, Series 2004-3, Class 3A, 2.563%, 10/25/2034(b)	59,146
132,814	American Home Mortgage Investment Trust, Series 2005-2, Class 4A1, 2.240%, 9/25/2045(b)	104,381
159,286	Countrywide Alternative Loan Trust, Series 2005-14, Class 2A1, 0.452%, 5/25/2035(b)	95,270
171,921	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-2, Class 2A3, 0.582%, 3/25/2035(b)	99,099
142,065	GSR Mortgage Loan Trust, Series 2005-AR7, Class 2A1, 2.661%, 11/25/2035(b)	125,020
70,370	Indymac Index Mortgage Loan Trust, Series 2005-AR3, Class 4A1, 2.916%, 4/25/2035(b)	54,414
218,843	Lehman Mortgage Trust, Series 2005-3, Class 1A6, 0.742%, 1/25/2036(b)(l)	134,576
229,066	Lehman Mortgage Trust, Series 2007-8, Class 2A1, 6.500%, 9/25/2037	173,043
90,515	Lehman XS Trust, Series 2007-10H, Class 1A11, 0.362%, 7/25/2037(b)(c)	40,291
94,295	MASTR Adjustable Rate Mortgages Trust, Series 2005-2, Class 5A1, 2.725%, 3/25/2035(b)	82,147
283,457	MASTR Adjustable Rate Mortgages Trust, Series 2007-1, Class I2A1, 0.402%, 1/25/2047(b)	152,337
336,314	Residential Accredit Loans, Inc., Series 2006-QA9, Class A1, 0.422%, 11/25/2036(b)	166,782

	Collateralized Mortgage Obligations – continued
$214,401	Residential Accredit Loans, Inc., Series 2006-QS6, Class 1A16, 6.000%, 6/25/2036	$140,164
130,648	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 3A2, 2.556%, 6/25/2034(b)	119,377
193,492	WaMu Mortgage Pass Through Certificates, Series 2006-AR11, Class 2A, 2.724%, 9/25/2046(b)	148,807
246,228	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-AR6, Class 2A, 1.119%, 8/25/2046(b)	114,318
279,335	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-OC1, Class A1, 0.482%, 1/25/2047(b)	114,412
22,166	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR2, Class 2A2, 2.614%, 3/25/2035(b)	20,888
74,442	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR4, Class 2A2, 2.689%, 4/25/2035(b)	69,093

		2,099,055

	Commercial Mortgage-Backed Securities – 0.4%
189,269	GMAC Mortgage Corp. Loan Trust, Series 2005-AR3, Class 2A1, 2.947%, 6/19/2035(b)	175,862
90,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class AM, 5.980%, 8/10/2045(b)	80,296

		256,158

	Construction Machinery – 1.0%
200,000	RSC Equipment Rental, Inc./RSC Holdings III LLC, 8.250%, 2/01/2021	213,000
140,000	Terex Corp., 8.000%, 11/15/2017	144,900
95,000	UR Financing Escrow Corp., 7.625%, 4/15/2022, 144A	97,613
200,000	Urbi Desarrollos Urbanos SAB de CV, 9.750%, 2/03/2022, 144A	212,000

		667,513

	Consumer Cyclical Services – 0.4%
40,000	ServiceMaster Co. (The), 7.450%, 8/15/2027	34,100
225,000	ServiceMaster Co. (The), 8.000%, 2/15/2020, 144A	239,625

		273,725

	Consumer Products – 0.5%
340,000	Visant Corp., 10.000%, 10/01/2017	317,475

	Diversified Manufacturing – 0.4%
249,000	Fibria Overseas Finance Ltd., 7.500%, 5/04/2020, 144A	263,019

See accompanying notes to financial statements.

|  8

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Electric – 4.4%
$20,000	AES Corp. (The), 8.000%, 10/15/2017	$22,525
325,000	AES Corp. (The), 8.000%, 6/01/2020	372,937
47,400	CE Generation LLC, 7.416%, 12/15/2018	49,415
300,000	Dubai Electricity & Water Authority, 7.375%, 10/21/2020, 144A	321,750
525,000	Edison Mission Energy, 7.625%, 5/15/2027	311,062
440,000	NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027(d)(f)	114,400
264,000	NSG Holdings LLC, 7.750%, 12/15/2025, 144A	265,320
345,000	RRI Energy, Inc., 7.875%, 6/15/2017	301,013
1,415,000	TXU Corp., Series Q, 6.500%, 11/15/2024	742,875
515,000	TXU Corp., Series R, 6.550%, 11/15/2034	257,500
365,000	White Pine Hydro Portfolio LLC, 7.260%, 7/20/2015(f)	330,274

		3,089,071

	Food & Beverage – 0.5%
50,000	ARAMARK Holdings Corp., 8.625%, 5/01/2016, 144A(g)	51,250
110,000	Dean Foods Co., 7.000%, 6/01/2016	113,025
185,000	Del Monte Corp., 7.625%, 2/15/2019	184,075

		348,350

	Gaming – 2.8%
835,000	Caesars Entertainment Operating Co., Inc., 10.000%, 12/15/2018	645,037
200,000	MGM Resorts International, 6.625%, 7/15/2015	205,500
480,000	MGM Resorts International, 7.500%, 6/01/2016	494,400
630,000	MGM Resorts International, 7.625%, 1/15/2017	650,475

		1,995,412

	Government Owned – No Guarantee – 0.8%
600,000	DP World Ltd., 6.850%, 7/02/2037, 144A	579,000

	Healthcare – 5.1%
630,000	Emergency Medical Services Corp., 8.125%, 6/01/2019	647,325
5,000	HCA Holdings, Inc., 7.750%, 5/15/2021	5,169
430,000	HCA, Inc., 7.050%, 12/01/2027	385,925
30,000	HCA, Inc., 7.500%, 12/15/2023	28,650
1,240,000	HCA, Inc., 7.500%, 11/06/2033	1,162,500

	Healthcare – continued
$260,000	HCA, Inc., 7.690%, 6/15/2025	$250,575
40,000	HCA, Inc., 8.360%, 4/15/2024	40,800
200,000	HCA, Inc., MTN, 7.580%, 9/15/2025	189,000
20,000	HCA, Inc., MTN, 7.750%, 7/15/2036	18,500
975,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	833,625

		3,562,069

	Home Construction – 3.2%
200,000	Corp GEO SAB de CV, 8.875%, 3/27/2022, 144A	204,500
390,000	Desarrolladora Homex SAB de CV, 9.750%, 3/25/2020, 144A	413,400
310,000	KB Home, 7.250%, 6/15/2018	297,600
195,000	KB Home, 8.000%, 3/15/2020	193,050
215,000	Lennar Corp., 6.950%, 6/01/2018	227,900
720,000	Pulte Group, Inc., 6.000%, 2/15/2035	561,600
470,000	Pulte Group, Inc., 6.375%, 5/15/2033	378,350

		2,276,400

	Hybrid ARMs – 0.1%
156,873	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-11, Class 3A3, 2.925%, 4/25/2035(b)	76,622

	Independent Energy – 0.4%
260,000	Pioneer Natural Resources Co., 6.875%, 5/01/2018	305,803

	Life Insurance – 0.6%
370,000	American International Group, Inc., (fixed rate to 5/15/2038, variable rate thereafter), 8.175%, 5/15/2068	391,645

	Lodging – 0.6%
42,000	Felcor Lodging LP, 10.000%, 10/01/2014	47,880
315,000	Royal Caribbean Cruises Ltd., 7.250%, 6/15/2016	340,200

		388,080

	Media Cable – 1.0%
640,000	CSC Holdings LLC, 7.625%, 7/15/2018	713,600

	Media Non-Cable – 2.0%
220,000	Clear Channel Communications, Inc., 5.500%, 9/15/2014	194,700
940,000	Intelsat S.A., 11.250%, 2/04/2017	977,600
185,000	R.R. Donnelley & Sons Co., 7.250%, 5/15/2018	179,450
85,000	R.R. Donnelley & Sons Co., 8.250%, 3/15/2019	84,575

		1,436,325

See accompanying notes to financial statements.

9  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Metals & Mining – 3.0%
$25,000	ArcelorMittal, 6.125%, 6/01/2018	$26,268
70,000	ArcelorMittal, 6.750%, 3/01/2041	65,598
600,000	ArcelorMittal, 7.000%, 10/15/2039	573,082
200,000	Arch Coal, Inc., 7.250%, 6/15/2021, 144A	184,500
80,000	United States Steel Corp., 6.050%, 6/01/2017	81,600
370,000	United States Steel Corp., 6.650%, 6/01/2037	310,800
600,000	Vedanta Resources PLC, 8.250%, 6/07/2021, 144A	556,500
325,000	Xstrata Finance Canada Ltd., 4.950%, 11/15/2021, 144A	340,484

		2,138,832

	Non-Captive Consumer – 4.0%
620,000	Residential Capital LLC, 9.625%, 5/15/2015	527,000
65,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	62,385
850,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	725,689
306,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	341,190
200,000	Springleaf Finance Corp., Series H, MTN, 5.375%, 10/01/2012	192,000
40,000	Springleaf Finance Corp., Series I, MTN, 5.400%, 12/01/2015	33,100
180,000	Springleaf Finance Corp., Series I, MTN, 5.850%, 6/01/2013	166,050
500,000	Springleaf Finance Corp., Series J, MTN, 6.500%, 9/15/2017	385,000
500,000	Springleaf Finance Corp., Series J, MTN, 6.900%, 12/15/2017	390,000

		2,822,414

	Non-Captive Diversified – 1.9%
30,000	Aircastle Ltd., 7.625%, 4/15/2020, 144A	30,000
60,000	Ally Financial, Inc., 7.500%, 9/15/2020	64,800
401,000	Ally Financial, Inc., 8.000%, 11/01/2031	442,102
95,000	Ally Financial, Inc., 8.300%, 2/12/2015	103,431
50,000	Ally Financial, Inc., Series 8, 6.750%, 12/01/2014	52,375
45,000	International Lease Finance Corp., 6.250%, 5/15/2019	44,419
70,000	International Lease Finance Corp., 8.250%, 12/15/2020	77,015
255,000	International Lease Finance Corp., 8.625%, 1/15/2022	283,475
75,000	iStar Financial, Inc., 5.850%, 3/15/2017	65,813
190,000	iStar Financial, Inc., Series B, 5.950%, 10/15/2013	180,975

		1,344,405

	Oil Field Services – 2.0%
$680,000	Basic Energy Services, Inc., 7.125%, 4/15/2016	$690,200
550,000	OGX Petroleo e Gas Participacoes S.A, 8.500%, 6/01/2018, 144A	571,450
130,000	Parker Drilling Co., 9.125%, 4/01/2018	137,800

		1,399,450

	Packaging – 1.1%
100,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) S.A., 7.875%, 8/15/2019, 144A	107,500
400,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) S.A., 8.500%, 2/15/2021, 144A	376,000
100,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) S.A., 9.875%, 8/15/2019, 144A	102,250
95,000	Sealed Air Corp., 8.125%, 9/15/2019, 144A	104,856
75,000	Sealed Air Corp., 8.375%, 9/15/2021, 144A	84,281

		774,887

	Paper – 1.0%
190,000	Westvaco Corp., 7.950%, 2/15/2031	205,728
455,000	Westvaco Corp., 8.200%, 1/15/2030	503,896

		709,624

	Pharmaceuticals – 1.0%
320,000	Valeant Pharmaceuticals International, 6.750%, 8/15/2021, 144A	311,200
375,000	Valeant Pharmaceuticals International, 7.250%, 7/15/2022, 144A	371,250

		682,450

	Pipelines – 0.4%
260,000	NGPL PipeCo LLC, 6.514%, 12/15/2012, 144A	250,897
35,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	30,035

		280,932

	Refining – 0.5%
15,000	Calumet Specialty Products Partners LP/Calumet Finance Corp., 9.375%, 5/01/2019	15,600
310,000	Calumet Specialty Products Partners LP/Calumet Finance Corp., 9.375%, 5/01/2019	322,400

		338,000

	REITs – Shopping Centers – 0.3%
190,000	Developers Diversified Realty Corp., 7.875%, 9/01/2020	224,704

	Retailers – 3.4%
155,000	Dillard’s, Inc., 6.625%, 1/15/2018	158,487

See accompanying notes to financial statements.

|  10

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Retailers – continued
$480,000	Dillard’s, Inc., 7.000%, 12/01/2028	$448,800
175,000	Dillard’s, Inc., 7.130%, 8/01/2018	184,187
75,000	Dillard’s, Inc., 7.875%, 1/01/2023	75,188
280,000	Foot Locker, Inc., 8.500%, 1/15/2022	301,700
185,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	162,569
110,000	J.C. Penney Corp., Inc., 7.400%, 4/01/2037	107,388
180,000	Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	190,222
875,000	Toys R Us, Inc., 7.375%, 10/15/2018	785,312

		2,413,853

	Supermarkets – 0.9%
70,000	American Stores Co., 8.000%, 6/01/2026	59,500
220,000	New Albertson’s, Inc., 7.750%, 6/15/2026	178,200
605,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	426,525

		664,225

	Technology – 5.8%
3,020,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	2,385,800
290,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	226,925
145,000	CommScope, Inc., 8.250%, 1/15/2019, 144A	154,425
680,000	First Data Corp., 8.250%, 1/15/2021, 144A	664,700
615,000	Nortel Networks Capital Corp., 7.875%, 6/15/2026(d)	668,812

		4,100,662

	Textile – 0.5%
425,000	Jones Apparel Group, Inc., 6.125%, 11/15/2034	324,063

	Transportation Services – 0.7%
185,000	APL Ltd., 8.000%, 1/15/2024(f)	127,650
17,060	Atlas Air Pass Through Trust, Series 1998-1, Class B, 7.680%, 7/02/2015	16,207
347,188	Atlas Air Pass Through Trust, Series 1998-1, Class C, 8.010%, 7/02/2011(e)(h)	277,751
155,000	Overseas Shipholding Group, 7.500%, 2/15/2024	102,881

		524,489

	Wireless – 2.4%
300,000	Bakrie Telecom Pte Ltd., 11.500%, 5/07/2015, 144A	223,500

	Wireless – continued
$520,000	Nextel Communications, Inc., Series C, 5.950%, 3/15/2014	$520,000
170,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	164,050
851,000	Sprint Capital Corp., 6.875%, 11/15/2028	651,015
10,000	Sprint Capital Corp., 6.900%, 5/01/2019	8,650
105,000	Sprint Capital Corp., 8.750%, 3/15/2032	90,037

		1,657,252

	Wirelines – 6.7%
765,000	Axtel SAB de CV, 7.625%, 2/01/2017, 144A	619,650
220,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	176,000
205,000	Cincinnati Bell, Inc., 8.750%, 3/15/2018	191,419
200,000	eAccess Ltd., 8.250%, 4/01/2018, 144A	191,500
15,000	Frontier Communications Corp., 7.000%, 11/01/2025	13,238
80,000	Frontier Communications Corp., 7.125%, 3/15/2019	80,200
325,000	Frontier Communications Corp., 7.450%, 7/01/2035	263,656
805,000	Frontier Communications Corp., 7.875%, 1/15/2027	732,550
790,000	Level 3 Financing, Inc., 8.750%, 2/15/2017	825,550
480,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	458,791
315,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	323,178
190,000	Qwest Corp., 6.875%, 9/15/2033	188,100
10,000	Qwest Corp., 7.250%, 9/15/2025	10,700
375,000	Telecom Italia Capital S.A., 7.200%, 7/18/2036	363,750
290,000	Telecom Italia Capital S.A., 7.721%, 6/04/2038	282,750

		4,721,032

	Total Non-Convertible Bonds
	(Identified Cost $52,667,448)	52,921,290

Convertible Bonds – 12.9%

	Automotive – 2.0%
75,000	ArvinMeritor, Inc., (Step to Zero Coupon on 2/15/2019), 4.000%, 2/15/2027(i)	62,531
765,000	Ford Motor Co., 4.250%, 11/15/2016	1,212,525
115,000	Navistar International Corp., 3.000%, 10/15/2014	126,788

		1,401,844

See accompanying notes to financial statements.

11  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Diversified Manufacturing – 1.2%
$515,000	Owens-Brockway Glass Container, Inc., 3.000%, 6/01/2015, 144A	$504,056
330,000	Trinity Industries, Inc., 3.875%, 6/01/2036	359,700

		863,756

	Electric – 0.8%
330,000	CMS Energy Corp., 5.500%, 6/15/2029	526,350

	Home Construction – 0.8%
30,000	Lennar Corp., 2.000%, 12/01/2020, 144A	35,100
15,000	Lennar Corp., 2.750%, 12/15/2020, 144A	20,963
350,000	Lennar Corp., 3.250%, 11/15/2021, 144A	479,937

		536,000

	Media Non-Cable – 0.1%
149,217	Liberty Media LLC, 3.500%, 1/15/2031	90,090

	Metals & Mining – 0.5%
250,000	Peabody Energy Corp., 4.750%, 12/15/2066	237,500
95,000	Steel Dynamics, Inc., 5.125%, 6/15/2014	107,706

		345,206

	Pharmaceuticals – 1.0%
135,000	Human Genome Sciences, Inc., 2.250%, 8/15/2012	135,337
580,000	Human Genome Sciences, Inc., 3.000%, 11/15/2018	572,025

		707,362

	Technology – 4.4%
635,000	Ciena Corp., 0.875%, 6/15/2017	558,006
520,000	Ciena Corp., 3.750%, 10/15/2018, 144A	586,950
30,000	Ciena Corp., 4.000%, 3/15/2015, 144A	33,863
425,000	Intel Corp., 2.950%, 12/15/2035	488,750
440,000	Intel Corp., 3.250%, 8/01/2039	618,750
680,000	Micron Technology, Inc., Series B, 1.875%, 8/01/2031, 144A	721,650
60,000	SanDisk Corp., 1.500%, 8/15/2017	71,025

		3,078,994

	Textile – 0.2%
175,000	Iconix Brand Group, Inc., 2.500%, 6/01/2016, 144A	170,844

	Wireless – 0.0%
40,000	Clearwire Communications LLC/Clearwire Finance, Inc., 8.250%, 12/01/2040, 144A	30,950

	Wirelines – 1.9%
$1,014,000	Level 3 Communications, Inc., 7.000%, 3/15/2015, 144A(f)	$1,323,270

	Total Convertible Bonds
	(Identified Cost $7,410,551)	9,074,666

	Total Bonds and Notes
	(Identified Cost $60,077,999)	61,995,956

Senior Loans – 0.2%

	Media Non-Cable – 0.2%
181,970	Tribune Company, Term Loan X, 5.000%, 6/04/2009(b)(d)(j) (Identified Cost $181,970)	118,623

Shares

Preferred Stocks – 4.6%

Convertible Preferred Stocks – 3.3%

	Automotive – 1.9%
25,250	General Motors Co., Series B, 4.750%	1,056,713
6,380	Goodyear Tire & Rubber Co. (The), 5.875%	264,323

		1,321,036

	Consumer Products – 0.4%
5,724	Newell Financial Trust I, 5.250%	270,459

	Electric – 0.5%
7,975	AES Trust III, 6.750%	397,873

	Pipelines – 0.5%
8,050	El Paso Energy Capital Trust I, 4.750%	371,105

	Total Convertible Preferred Stocks
	(Identified Cost $2,481,882)	2,360,473

Non-Convertible Preferred Stocks – 1.3%

	Non-Captive Diversified – 1.3%
11,350	Ally Financial, Inc., Series A, (fixed rate to 5/15/2016, variable rate thereafter), 8.500%	246,295
803	Ally Financial, Inc., Series G, 7.000%, 144A	668,974

	Total Non-Convertible Preferred Stocks
	(Identified Cost $722,540)	915,269

	Total Preferred Stocks
	(Identified Cost $3,204,422)	3,275,742

See accompanying notes to financial statements.

|  12

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles High Income Opportunities Fund – continued

Shares	Description	Value (†)

Common Stocks – 0.7%

Diversified Telecommunication Services – 0.4%
1,017	Hawaiian Telcom Holdco, Inc.(e)	$17,533
16,842	Telefonica S.A., Sponsored ADR	276,377

293,910

Household Durables – 0.3%
23,775	KB Home	211,598

Total Common Stocks
	(Identified Cost $453,998)	505,508

Warrants – 0.0%
1,603	FairPoint Communications, Inc., Expiration on 1/24/2018(e)(f)(k)
	(Identified Cost $0)	—

Principal Amount

Short-Term Investments – 4.7%
$3,295,741	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/30/2012 at 0.000% to be repurchased at $3,295,741 on 4/02/2012 collateralized by $3,190,000 U.S. Treasury Note, 2.625% due 6/30/2014 valued at $3,365,450 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $3,295,741)	3,295,741

Total Investments – 98.4%
	(Identified Cost $67,214,130)(a)	69,191,570
	Other Assets Less Liabilities—1.6%	1,131,147

	Net Assets – 100.0%	$70,322,717

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):
At March 31, 2012, the net unrealized appreciation on investments based on a cost of $67,247,778 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$5,227,148
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(3,283,356)

	Net unrealized appreciation	$1,943,792

(b)	Variable rate security. Rate as of March 31, 2012 is disclosed.
(c)	The issuer is making partial payments with respect to interest and/or principal. Income is not being accrued.
(d)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(e)	Non-income producing security.
(f)	Illiquid security. At March 31, 2012, the value of these securities amounted to $1,895,594 or 2.7% of net assets.
(g)	All or a portion of interest payment is paid-in-kind.
(h)	Maturity has been extended under the terms of a plan of reorganization.

(i)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(j)	Issuer has filed for bankruptcy.
(k)	Fair valued security by the Fund’s investment adviser.
(l)	The issuer is making partial payments with respect to principal.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2012, the value of Rule 144A holdings amounted to $15,958,457 or 22.7% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
GMTN	Global Medium Term Note
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

Industry Summary at March 31, 2012 (Unaudited)

Technology	10.2%
Wirelines	8.6
Electric	5.7
Automotive	5.4
Healthcare	5.1
Non-Captive Consumer	4.0
Home Construction	4.0
Metals & Mining	3.5
Retailers	3.4
Non-Captive Diversified	3.2
Collateralized Mortgage Obligations	3.0
Gaming	2.8
Wireless	2.4
Media Non-Cable	2.3
Airlines	2.2
Chemicals	2.0
Oil Field Services	2.0
Pharmaceuticals	2.0
Other Investments, less than 2% each	21.9
Short-Term Investments	4.7

Total Investments	98.4
Other assets less liabilities	1.6

Net Assets	100.0%

See accompanying notes to financial statements.

13  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Securitized Asset Fund

Principal Amount	Description	Value (†)

Bonds and Notes – 118.9% of Net Assets

	ABS Car Loan – 10.3%
$7,250,000	Ally Master Owner Trust, Series 2011-1, Class A2, 2.150%, 1/15/2016	$7,404,209
2,455,000	AmeriCredit Automobile Receivables Trust, Series 2011-1, Class A3, 1.390%, 9/08/2015	2,468,694
779,418	ARI Fleet Lease Trust, Series 2010-A, Class A, 1.692%, 8/15/2018, 144A(b)	779,654
5,300,000	Avis Budget Rental Car Funding AESOP LLC, Series 2009-1A, Class A, 9.310%, 10/20/2013, 144A	5,432,388
4,235,000	Avis Budget Rental Car Funding AESOP LLC, Series 2010-3A, Class A, 4.640%, 5/20/2016, 144A	4,560,357
582,487	Centre Point Funding LLC, Series 2010-1A, Class 1, 5.430%, 7/20/2016, 144A	609,957
3,455,000	Credit Acceptance Auto Loan Trust, Series 2012-1A, Class A, 2.200%, 9/16/2019, 144A	3,455,000
8,170,000	DSC Floorplan Master Owner Trust, Series 2011-1, Class A, 3.910%, 3/15/2016, 144A	8,285,868
5,733,937	Exeter Automobile Receivables Trust, Series 2012-1A, Class A, 2.020%, 8/15/2016, Series 2012-1A, Class A, 144A	5,736,111
9,000,000	FUEL Trust, Series 2011-1, 4.207%, 10/15/2022, 144A	9,236,493
2,740,000	Hertz Vehicle Financing LLC, Series 2009-2A, Class A1, 4.260%, 3/25/2014, 144A	2,806,697
3,190,000	Hertz Vehicle Financing LLC, Series 2009-2A, Class A2, 5.290%, 3/25/2016, 144A	3,495,966
2,440,000	Hertz Vehicle Financing LLC, Series 2009-2A, Class B2, 5.930%, 3/25/2016, 144A	2,649,380
3,000,000	Hyundai Auto Receivables Trust, Series 2011-B, Class A4, 1.650%, 2/15/2017	3,052,746
1,500,000	Hyundai Capital Auto Funding Ltd., Series 2010-8A, Class A, 1.242%, 9/20/2016, 144A(b)	1,474,207
1,201,042	Merrill Auto Trust Securitization Asset, Series 2008-1, Class B, 6.750%, 4/15/2015	1,209,120
5,928,353	Santander Drive Auto Receivables Trust, Series 2011-S1A, Class D, 3.100%, 5/15/2017, 144A	5,914,480
2,218,907	Santander Drive Auto Receivables Trust, Series 2011-S2A, Class D, 3.350%, 6/15/2017, 144A	2,216,134

		70,787,461

	ABS Credit Card – 4.8%
11,410,000	Citibank Omni Master Trust, Series 2009-A14A, Class A14, 2.992%, 8/15/2018, 144A(b)	12,017,706

	ABS Credit Card – continued
$2,815,000	GE Capital Credit Card Master Note Trust, Series 2009-4, Class B, 5.390%, 11/15/2017, 144A	$3,067,319
4,975,000	GE Capital Credit Card Master Note Trust, Series 2010-2, Class A, 4.470%, 3/15/2020	5,631,327
1,520,000	World Financial Network Credit Card Master Trust, Series 2006-A, Class A, 0.372%, 2/15/2017, 144A(b)	1,514,073
9,695,000	World Financial Network Credit Card Master Trust, Series 2010-A, Class A, 3.960%, 4/15/2019	10,464,354

		32,694,779

	ABS Home Equity – 0.4%
500,826	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 4.615%, 2/25/2035	473,332
1,400,729	Countrywide Asset-Backed Certificates, Series 2006-S7, Class A3, 5.712%, 11/25/2035	986,483
1,928,537	Soundview Home Equity Loan Trust, Series 2006-OPT5, Class 2A3, 0.392%, 7/25/2036(b)	1,194,383

		2,654,198

	ABS Other – 5.1%
5,186,626	Diamond Resorts Owner Trust, Series 2011-1, Class A, 4.000%, 3/20/2023, 144A	5,229,400
3,180,000	GE Dealer Floorplan Master Note Trust, Series 2011-1, Class A, 0.842%, 7/20/2016(b)	3,194,778
871,872	Marriott Vacation Club Owner Trust, Series 2009-2A, Class A, 4.809%, 7/20/2031, 144A	912,488
6,720,000	Orange Lake Timeshare Trust, Series 2012-AA, Class A, 3.450%, 3/10/2027, 144A	6,761,479
2,574,385	Premium Yield Facility, Series 2010-A, 6.080%, 2/20/2026(c)	2,574,385
4,215,000	Sierra Receivables Funding Co, Series 2012-1A, Class A, 2.840%, 11/20/2028, 144A	4,221,694
1,106,313	Sierra Receivables Funding Co., Series 2007-1A, Class A2, 0.392%, 3/20/2019, 144A(b)	1,078,952
788,732	Sierra Receivables Funding Co., Series 2010-1A, Class A1, 4.480%, 7/20/2026, 144A	811,038
1,334,816	Sierra Receivables Funding Co., Series 2010-2A, Class A, 3.840%, 11/20/2025, 144A	1,361,834
1,568,095	Sierra Receivables Funding Co., Series 2010-3A, Class A, 3.510%, 11/20/2025, 144A	1,599,685
1,978,927	Sierra Receivables Funding Co., Series 2011-3A, Class A, 3.370%, 7/20/2028, 144A	2,013,553

See accompanying notes to financial statements.

|  14

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	ABS Other – continued
$4,974,014	Trip Rail Master Funding LLC, Series 2011-1A, Class A1B, 2.742%, 7/15/2041, 144A(b)	$4,974,000

		34,733,286

	ABS Student Loan – 2.9%
4,900,000	Panhandle-Plains Higher Education Authority, Inc., Series 2011-1, Class A2, 1.531%, 7/01/2024(b)	4,809,794
15,565,000	South Carolina Student Loan Corp., Series 2010-1, Class A2, 1.560%, 7/25/2025(b)	15,360,165

		20,169,959

	Collateralized Mortgage Obligations – 24.4%
921,533	Countrywide Alternative Loan Trust, Series 2006-15CB, Class A1, 6.500%, 6/25/2036	553,691
562,280	Countrywide Alternative Loan Trust, Series 2006-J5, Class 4A1, 5.285%, 7/25/2021(b)	487,187
449,627	Countrywide Home Loans, Series 2004-HYB5, Class 6A2, 2.670%, 4/20/2035(b)	163,364
485,453	Federal Home Loan Mortgage Corp., REMIC, Series 2060, Class ZA, 6.000%, 4/15/2028(d)	546,924
690,548	Federal Home Loan Mortgage Corp., REMIC, Series 2649, Class IM, 7.000%, 7/15/2033(d)(e)	151,576
6,500,000	Federal Home Loan Mortgage Corp., REMIC, Series 2874, Class BC, 5.000%, 10/15/2019(d)	7,219,335
2,797,000	Federal Home Loan Mortgage Corp., REMIC, Series 2912, Class EH, 5.500%, 1/15/2035(d)	3,334,763
10,510,000	Federal Home Loan Mortgage Corp., REMIC, Series 2931, Class DE, 4.000%, 2/15/2020(d)	11,372,933
6,263,227	Federal Home Loan Mortgage Corp., REMIC, Series 3561, Class W, 5.208%, 6/15/2048(b)(d)	6,336,818
6,454,976	Federal Home Loan Mortgage Corp., REMIC, Series 3620, Class AT, 5.144%, 12/15/2036(b)	6,523,542
3,126,486	Federal Home Loan Mortgage Corp., Series 224, Class IO, 6.000%, 3/01/2033(d)(e)	551,343
4,483,052	Federal National Mortgage Association, REMIC, Series 2003-26, Class OI, 5.500%, 11/25/2032(d)(e)	324,946
1,646,301	Federal National Mortgage Association, REMIC, Series 2004-1, Class CK, 5.500%, 11/25/2031(d)	1,670,060
1,000,000	Federal National Mortgage Association, REMIC, Series 2008-35, Class CD, 4.500%, 5/25/2023(d)	1,128,328
10,000,000	Federal National Mortgage Association, REMIC, Series 2008-42, Class AY, 5.000%, 5/25/2023(d)	11,275,046

	Collateralized Mortgage Obligations – continued
$11,382,659	Federal National Mortgage Association, REMIC, Series 2008-86, Class LA, 4.921%, 8/25/2038(b)(d)	$11,486,880
3,014,027	Federal National Mortgage Association, REMIC, Series 2009-11, Class VP, 5.405%, 3/25/2039(b)(d)	3,163,316
617,822	Federal National Mortgage Association, Series 334, Class 19, 7.000%, 2/01/2033(d)(e)	147,014
3,764,677	Federal National Mortgage Association, Series 339, Class 13, 6.000%, 8/01/2033(d)(e)	753,757
799,142	Federal National Mortgage Association, Series 339, Class 7, 5.500%, 8/01/2033(d)(e)	123,848
9,195,573	Federal National Mortgage Association, Series 356, Class 13, 5.500%, 6/01/2035(d)(e)	1,447,852
3,713,942	Federal National Mortgage Association, Series 359, Class 17, 6.000%, 7/01/2035(d)(e)	692,157
3,299,699	Federal National Mortgage Association, Series 374, Class 18, 6.500%, 8/01/2036(d)(e)	635,349
6,537,373	Federal National Mortgage Association, Series 374, Class 20, 6.500%, 9/01/2036(d)(e)	1,272,922
2,334,627	Federal National Mortgage Association, Series 374, Class 22, 7.000%, 10/01/2036(d)(e)	375,041
2,866,937	Federal National Mortgage Association, Series 374, Class 23, 7.000%, 10/01/2036(d)(e)	454,063
3,381,176	Federal National Mortgage Association, Series 374, Class 24, 7.000%, 6/01/2037(d)(e)	545,274
2,879,539	Federal National Mortgage Association, Series 381, Class 12, 6.000%, 11/25/2035(d)(e)	536,383
1,327,328	Federal National Mortgage Association, Series 381, Class 13, 6.000%, 11/25/2035(d)(e)	242,337
2,394,922	Federal National Mortgage Association, Series 381, Class 18, 7.000%, 3/25/2037(d)(e)	384,633
1,452,406	Federal National Mortgage Association, Series 381, Class 19, 7.000%, 3/25/2037(d)(e)	275,693
611,179	Federal National Mortgage Association, Series 383, Class 32, 6.000%, 1/01/2038(d)(e)	119,757
11,232,513	Federal National Mortgage Association, Series 384, Class 20, 5.500%, 5/25/2036(d)(e)	1,820,660
4,006,699	Federal National Mortgage Association, Series 384, Class 31, 6.500%, 7/25/2037(d)(e)	776,577
2,555,395	Federal National Mortgage Association, Series 384, Class 36, 7.000%, 7/25/2037(d)(e)	497,585

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Collateralized Mortgage Obligations – continued
$4,118,189	Federal National Mortgage Association, Series 384, Class 4, 4.500%, 9/25/2036(d)(e)	$572,745
2,154,927	Federal National Mortgage Association, Series 385, Class 23, 7.000%, 7/25/2037(d)(e)	318,676
11,745,000	FHLMC Multifamily Structured Pass Through Certificates, Series K012, Class A2, 4.186%, 12/25/2020(d)	12,956,344
9,616,000	FHLMC Multifamily Structured Pass Through Certificates, Series K013, Class A2, 3.974%, 1/25/2021(d)	10,472,882
16,860,000	FHLMC Multifamily Structured Pass Through Certificates, Series K702, Class A2, 3.154%, 2/25/2018(d)	17,854,099
2,670,000	FHLMC Multifamily Structured Pass Through Certificates, Series K703, Class A2, 2.699%, 5/25/2018(d)	2,761,594
4,865,000	FHLMC Multifamily Structured Pass Through Certificates, Series K706, Class A2, 2.323%, 10/25/2018(d)	4,913,382
26,600,000	FHLMC Multifamily Structured Pass Through Certificates, Series KAIV, Class A2, 3.989%, 6/25/2046(d)	28,968,544
3,631,396	First Horizon Alternative Mortgage Securities, Series 2006-AA3, Class A1, 2.332%, 6/25/2036(b)	1,902,459
500,000	Government National Mortgage Association, Series 2007-75, Class C, 5.533%, 9/16/2038	543,754
625,864	Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 5A, 5.498%, 7/25/2035(b)	557,209
345,911	Residential Accredit Loans, Inc., Series 2006-QS13, Class 2A1, 5.750%, 9/25/2021	313,801
1,444,156	Residential Accredit Loans, Inc., Series 2006-QS18, Class 3A3, 5.750%, 12/25/2021	1,287,874
74,190	Residential Accredit Loans, Inc., Series 2006-QS6, Class 2A1, 6.000%, 6/25/2021	64,390
7,831,015	Washington Mutual Mortgage Pass Through Certificates, Series 2007-HY2, Class 2A2, 2.630%, 11/25/2036(b)	6,188,311
486,999	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16, Class 3A2, 2.638%, 3/25/2035(b)	472,749

		167,539,767

	Commercial Mortgage-Backed Securities – 31.4%
$189,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-6, Class A4, 5.366%, 9/10/2047(b)	$211,051
350,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-2, Class A4, 5.921%, 5/10/2045(b)	397,698
127,312	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-4, Class A2, 5.522%, 7/10/2046	127,283
6,017,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-5, Class A4, 5.492%, 2/10/2051	6,783,788
3,520,000	Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4, 5.331%, 2/11/2044	3,791,631
1,200,000	Bear Stearns Commercial Mortgage Securities, Series 2007-PW16, Class A4, 5.905%, 6/11/2040(b)	1,367,096
7,500,000	Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4, 5.431%, 10/15/2049	8,489,408
8,870,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.322%, 12/11/2049	9,702,343
250,000	Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class A4, 5.940%, 6/10/2046(b)	282,035
4,860,000	Credit Suisse Mortgage Capital Certificates, Series 2006-C3, Class A3, 6.008%, 6/15/2038(b)	5,487,990
5,250,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C2, Class A3, 5.542%, 1/15/2049	5,680,621
7,038,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C3, Class A4, 5.867%, 6/15/2039(b)	7,596,676
5,000,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A4, 5.967%, 9/15/2039(b)	5,347,115
11,163,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	12,151,874
4,108,000	Credit Suisse Mortgage Capital Certificates, Series 2008-C1, Class A3, 6.408%, 2/15/2041(b)	4,571,732
6,600,000	Extended Stay America Trust, Series 2010-ESHA, Class B, 4.221%, 11/05/2027, 144A	6,673,049
13,700,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	15,122,964
8,745,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039	9,623,173
125,000	GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6, 5.396%, 8/10/2038	134,861

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Commercial Mortgage-Backed Securities – continued
$245,410	GS Mortgage Securities Corp. II, Series 2006-GG6, Class A2, 5.506%, 4/10/2038	$249,131
6,730,000	GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4, 5.553%, 4/10/2038	7,457,493
7,500,000	GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4, 5.560%, 11/10/2039	8,449,613
12,500,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.980%, 8/10/2045(b)	13,871,213
7,980,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB15, Class A4, 5.814%, 6/12/2043	9,009,308
3,200,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A4, 5.440%, 6/12/2047	3,557,718
7,585,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	8,405,621
95,309	LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A3, 4.647%, 7/15/2030	95,396
2,440,000	LB-UBS Commercial Mortgage Trust, Series 2006-C3, Class A4, 5.661%, 3/15/2039	2,741,909
7,500,000	LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A3, 5.347%, 11/15/2038	8,406,030
1,000,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A4, 5.606%, 2/12/2039(b)	1,121,766
1,000,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-3, Class A4, 5.414%, 7/12/2046	1,119,812
4,700,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-5, Class A4, 5.378%, 8/12/2048	5,049,360
7,525,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051	8,102,551
6,730,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4, 5.700%, 9/12/2049	7,359,592
225,973	Morgan Stanley Capital I, Series 2006-T23, Class A2, 5.918%, 8/12/2041(b)	229,191
9,130,000	Morgan Stanley Capital I, Series 2007-IQ14, Class A4, 5.692%, 4/15/2049	9,971,110
7,381,000	Morgan Stanley Capital I, Series 2007-IQ15, Class A4, 6.076%, 6/11/2049(b)	8,324,838
4,912	Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class A2, 4.380%, 10/15/2041	4,910

	Commercial Mortgage-Backed Securities – continued
$7,600,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A4, 5.418%, 1/15/2045	$8,445,728

		215,514,678

	Hybrid ARMs – 7.9%
204,385	FHLMC, 2.378%, 1/01/2035(b)(d)	215,870
2,216,833	FHLMC, 2.461%, 4/01/2035(b)(d)	2,350,461
2,869,967	FHLMC, 2.502%, 5/01/2037(b)(d)	3,071,633
4,885,102	FHLMC, 2.593%, 6/01/2035(b)(d)	5,160,119
3,861,067	FHLMC, 3.224%, 11/01/2036(b)(d)	4,094,383
953,209	FHLMC, 5.073%, 1/01/2036(b)(d)	1,023,235
2,580,475	FHLMC, 5.681%, 2/01/2037(b)(d)	2,740,762
1,631,508	FHLMC, 6.006%, 11/01/2036(b)(d)	1,732,913
1,313,060	FNMA, 2.250%, 2/01/2037(b)(d)	1,396,407
2,305,688	FNMA, 2.294%, 9/01/2034(b)(d)	2,424,135
1,096,719	FNMA, 2.653%, 9/01/2036(b)(d)	1,176,381
8,296,296	FNMA, 4.938%, 8/01/2038(b)(d)	8,866,404
1,275,417	FNMA, 5.307%, 10/01/2035(b)(d)	1,375,043
16,885,589	FNMA, 5.779%, 9/01/2037(b)(d)	18,251,340

		53,879,086

	Mortgage Related – 31.7%
10,834,870	FHLMC, 4.000%, 11/01/2041(d)	11,351,657
813,276	FHLMC, 5.000%, with various maturities from 2035 to 2036(d)(f)	877,233
6,733,743	FHLMC, 5.500%, with various maturities from 2034 to 2038(d)(f)	7,348,456
4,626,910	FHLMC, 6.000%, 10/01/2036(d)	5,141,840
26,700,000	FHLMC (TBA), 4.500%, 4/01/2042(g)	28,310,344
19,000,000	FHLMC (TBA), 5.000%, 4/01/2042(g)	20,453,945
34,000,000	FHLMC (TBA), 5.500%, 4/01/2042(g)	36,948,439
8,300,000	FHLMC (TBA), 6.000%, 4/01/2042(g)	9,148,156
991,964	FNMA, 4.000%, 11/01/2041(d)	1,046,452
4,052,806	FNMA, 5.000%, 2/01/2038(d)	4,388,143
8,305,908	FNMA, 5.500%, with various maturities from 2034 to 2038(d)(f)	9,130,419
2,197,373	FNMA, 6.000%, with various maturities from 2034 to 2036(d)(f)	2,439,475

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Mortgage Related – continued
$10,271	FNMA, 7.000%, 12/01/2037(d)	$11,773
26,500,000	FNMA (TBA), 3.000%, 4/01/2027(g)	27,431,639
13,000,000	FNMA (TBA), 4.000%, 4/01/2042(g)	13,629,688
726,998	GNMA, 2.029%, 7/20/2060(b)(d)	747,672
484,514	GNMA, 2.053%, 9/20/2060(b)(d)	498,519
2,854,709	GNMA, 2.071%, 2/20/2061(b)(d)	2,983,170
1,789,587	GNMA, 4.500%, 9/20/2060(d)	1,984,653
11,463,003	GNMA, 4.659%, 2/20/2062(d)	12,847,893
13,131,482	GNMA, 4.670%, 12/20/2061(d)	14,696,120
1,016,077	GNMA, 4.951%, 1/20/2062(d)	1,138,242
903,489	GNMA, 5.500%, with various maturities in 2059(d)(f)	997,886
37,155	GNMA, 6.000%, 6/15/2036(d)	41,948
3,038,182	GNMA, 6.514%, 5/20/2061(d)	3,448,130

		217,041,892

	Total Bonds and Notes
	(Identified Cost $781,381,458)	815,015,106

Short-Term Investments – 0.3%
1,674,496	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/30/2012 at 0.000% to be repurchased at $1,674,496 on 4/02/2012 collateralized by $1,705,000 Federal Home Loan Bank, 0.360% due 5/16/2013 valued at $1,709,263 including accrued interest (Note 2 of Notes of Financial Statements)	1,674,496
500,000	U.S. Treasury Bill, 0.144%-0.149%, 9/13/2012(h)(i)(j)	499,710

	Total Short-Term Investments
	(Identified Cost $2,174,157)	2,174,206

	Total Investments – 119.2%
	(Identified Cost $783,555,615)(a)	817,189,312
	Other Assets Less Liabilities—(19.2)%	(131,813,863)

	Net Assets – 100.0%	$685,375,449

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
	At March 31, 2012, the net unrealized appreciation on investments based on a cost of $783,555,615 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$40,286,562
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(6,652,865)

	Net unrealized appreciation	$33,633,697

(b)	Variable rate security. Rate as of March 31, 2012 is disclosed.
(c)	Illiquid security. At March 31, 2012, the value of this security amounted to $2,574,385 or 0.4% of net assets.
(d)	All or a portion of this security has been designated to cover the Fund’s obligations under open futures contracts or TBA transactions.
(e)	Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the outstanding par amount of the pool held as of the end of the period.
(f)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(g)	Delayed delivery. See Note 2 of Notes to Financial Statements.
(h)	All or a portion of this security has been pledged as initial margin for open futures contracts.
(i)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(j)	The Fund’s investment in U.S. Treasury Bills is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2012, the value of Rule 144A holdings amounted to $108,888,962 or 15.9% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REMIC	Real Estate Mortgage Investment Conduit
TBA	To Be Announced

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Securitized Asset Fund – continued

At March 31, 2012, open futures contracts sold were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
10 Year U.S. Treasury Note	6/20/2012	98	$12,689,469	$182,040
5 Year U.S. Treasury Note	6/29/2012	434	53,181,953	351,831

Total				$533,871

Industry Summary at March 31, 2012 (Unaudited)

Mortgage Related	31.7%
Commercial Mortgage-Backed Securities	31.4
Collateralized Mortgage Obligations	24.4
ABS Car Loan	10.3
Hybrid ARMs	7.9
ABS Other	5.1
ABS Credit Card	4.8
ABS Student Loan	2.9
ABS Home Equity	0.4
Short-Term Investments	0.3

Total Investments	119.2
Other assets less liabilities (including open futures contracts)	(19.2)

Net Assets	100.0%

See accompanying notes to financial statements.

19  |

Statements of Assets and Liabilities

March 31, 2012 (Unaudited)

	High Income Opportunities Fund	Securitized Asset Fund
ASSETS
Investments at cost	$67,214,130	$783,555,615
Net unrealized appreciation	1,977,440	33,633,697

Investments at value	69,191,570	817,189,312
Cash	14,767	—
Receivable for Fund shares sold	93,574	1,306,457
Receivable for securities sold	523,175	2,912,896
Dividends and interest receivable	1,115,446	3,151,181
Receivable for variation margin on futures contracts (Note 2)	—	95,598

TOTAL ASSETS	70,938,532	824,655,444

LIABILITIES
Payable for securities purchased	605,969	2,908,934
Payable for delayed delivery securities purchased (Note 2)	—	136,031,975
Payable for Fund shares redeemed	9,846	339,086

TOTAL LIABILITIES	615,815	139,279,995

NET ASSETS	$70,322,717	$685,375,449

NET ASSETS CONSIST OF:
Paid-in capital	$73,376,491	$646,825,013
Undistributed net investment income	110,084	345,127
Accumulated net realized gain (loss) on investments and futures contracts	(5,141,298)	4,037,741
Net unrealized appreciation on investments and futures contracts	1,977,440	34,167,568

NET ASSETS	$70,322,717	$685,375,449

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$70,322,717	$685,375,449

Shares of beneficial interest	6,927,227	61,453,709

Net asset value, offering and redemption price per share	$10.15	$11.15

See accompanying notes to financial statements.

|  20

Statements of Operations

For the Six Months Ended March 31, 2012 (Unaudited)

	High Income Opportunities Fund	Securitized Asset Fund
INVESTMENT INCOME
Interest	$2,354,775	$13,887,378
Dividends	131,315	—
Less net foreign taxes withheld	(3,057)	—

Investment income	2,483,033	13,887,378

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS
Net realized gain (loss) on:
Investments	(438,788)	4,444,722
Futures contracts	—	(587,804)

Net change in unrealized appreciation (depreciation) on:
Investments	6,019,703	11,700,290
Futures contracts	—	727,811

Net realized and unrealized gain on investments and futures contracts	5,580,915	16,285,019

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,063,948	$30,172,397

See accompanying notes to financial statements.

21  |

Statements of Changes in Net Assets

	High Income Opportunities Fund		Securitized Asset Fund
	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011
FROM OPERATIONS:
Net investment income	$2,483,033	$4,889,758	$13,887,378	$25,215,950
Net realized gain (loss) on investments and futures contracts	(438,788)	1,655,365	3,856,918	17,385,766
Net change in unrealized appreciation (depreciation) on investments and futures contracts	6,019,703	(4,986,457)	12,428,101	(5,253,982)

Net increase in net assets resulting from operations	8,063,948	1,558,666	30,172,397	37,347,734

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income Institutional Class	(2,615,515)	(5,126,665)	(16,584,157)	(28,192,737)
Net realized capital gains Institutional Class	—	—	(12,292,325)	—

Total distributions	(2,615,515)	(5,126,665)	(28,876,482)	(28,192,737)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 9)	3,229,236	(346,709)	(1,612,632)	23,238,233

Net increase (decrease) in net assets	8,677,669	(3,914,708)	(316,717)	32,393,230
NET ASSETS
Beginning of the period	61,645,048	65,559,756	685,692,166	653,298,936

End of the period	$70,322,717	$61,645,048	$685,375,449	$685,692,166

UNDISTRIBUTED NET INVESTMENT INCOME	$110,084	$242,566	$345,127	$3,041,906

See accompanying notes to financial statements.

|  22

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains(b)	Total distributions
HIGH INCOME OPPORTUNITIES FUND

Institutional Class
3/31/2012(f)	$9.36	$0.36	$0.82	$1.18	$(0.39)	$—	$(0.39)
9/30/2011	9.92	0.74	(0.52)	0.22	(0.78)	—	(0.78)
9/30/2010	9.07	0.78	0.86	1.64	(0.79)	—	(0.79)
9/30/2009	8.26	0.79	0.84	1.63	(0.81)	(0.01)	(0.82)
9/30/2008	10.42	0.82	(2.09)	(1.27)	(0.82)	(0.07)	(0.89)
9/30/2007	10.39	0.77	0.01 (g)	0.78	(0.75)	(0.00)	(0.75)

SECURITIZED ASSET FUND

Institutional Class
3/31/2012(f)	$11.13	$0.23	$0.26	$0.49	$(0.27)	$(0.20)	$(0.47)
9/30/2011	10.99	0.41	0.19	0.60	(0.46)	—	(0.46)
9/30/2010	10.16	0.41	1.08	1.49	(0.49)	(0.17)	(0.66)
9/30/2009	9.60	0.50	0.66	1.16	(0.57)	(0.03)	(0.60)
9/30/2008	10.07	0.55	(0.45)	0.10	(0.57)	—	(0.57)
9/30/2007	10.13	0.55	(0.10)	0.45	(0.51)	(0.00)	(0.51)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Periods less than one year, if applicable, are not annualized.
(d)	Loomis Sayles has agreed to pay, without reimbursement from the Fund, all expenses associated with the operations of the Fund.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	For the six months ended March 31, 2012 (Unaudited).
(g)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

See accompanying notes to financial statements.

23  |

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%)(c)	Net assets, end of the period (000’s)	Net expenses (%)(d)	Gross expenses (%)(d)	Net investment income (%)(e)	Portfolio turnover rate (%)

$10.15	12.91	$70,323	—	—	7.52	12
9.36	1.81	61,645	—	—	7.22	33
9.92	18.88	65,560	—	—	8.21	26
9.07	23.06	71,710	—	—	10.86	34
8.26	(13.24)	64,950	—	—	8.47	24
10.42	7.68	84,073	—	—	7.35	29

$11.15	4.53	$685,375	—	—	4.08	114
11.13	5.59	685,692	—	—	3.72	253
10.99	15.24	653,299	—	—	3.89	251
10.16	12.97	290,468	—	—	5.42	390
9.60	0.92	382,054	—	—	5.55	430
10.07	4.58	347,153	—	—	5.43	73

See accompanying notes to financial statements.

|  24

Notes To Financial Statements

March 31, 2012 (Unaudited)

1.  Organization. Loomis Sayles Funds I (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles High Income Opportunities Fund (the “High Income Opportunities Fund”)

Loomis Sayles Securitized Asset Fund (the “Securitized Asset Fund”)

Each Fund is a diversified investment company.

Effective January 1, 2012, the name of the Funds’ administrator changed from Natixis Asset Management Advisors, L.P. to NGAM Advisors, L.P. (“NGAM Advisors”) and the name of the Funds’ distributor changed from Natixis Distributors, L.P. to NGAM Distribution, L.P. (“NGAM Distribution”).

Each Fund offers Institutional Class shares. The Funds’ shares are offered exclusively to investors in “wrap fee” programs approved by NGAM Advisors and/or Loomis, Sayles & Company, L.P. (“Loomis Sayles”) and to institutional advisory clients of NGAM Advisors or Loomis Sayles that, in each case, meet the Funds’ policies as established by Loomis Sayles.

2.   Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to period-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Funds by an independent pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Senior loans are priced at bid prices supplied by an independent pricing service, if available. Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by independent pricing services recommended by the investment adviser and approved by the Board of Trustees. Such independent pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Broker-dealer bid quotations may also be used to value debt and equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Futures contracts are valued at their most recent settlement price. Investments in other open-end investment companies are valued at their net asset value each day. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

25  |

Notes To Financial Statements – continued

March 31, 2012 (Unaudited)

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts. The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Funds’ investment against currency fluctuation. A contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statements of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

There were no forward foreign currency contracts held by the Funds during the six months ended March 31, 2012.

e.  Futures Contracts. The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular commodity, instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high quality securities as “initial margin”. As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin”, are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures have standardized contracts and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced.

f.  Federal and Foreign Income Taxes. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of March 31, 2012 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next six months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The Funds may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

|  26

Notes To Financial Statements – continued

March 31, 2012 (Unaudited)

g.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as premium amortization, defaulted bonds, return of capital dividend received and paydown gains and losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to defaulted bond income accruals, premium amortization, contingent payment debt instruments, futures contracts mark to market and wash sales. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax characterization of distributions paid to shareholders during the year ended September 30, 2011 was as follows:

	2011 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
High Income Opportunities Fund	$5,126,665	$—	$5,126,665
Securitized Asset Fund	28,192,737	—	28,192,737

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2011, the capital loss carryforwards were as follows:

	High Income Opportunities Fund	Securitized Asset Fund
Capital loss carryforward:
Short-term:
Expires September 30, 2018	$(4,658,255)	$—

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for capital losses to be carried forward indefinitely. Rules in effect previously limited the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused. Additionally, capital losses realized in taxable years beginning after the effective date of the Act are carried over in the character (short-term or long-term) realized. Rules in effect previously treated all capital loss carryforwards as short-term.

h.  Repurchase Agreements. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

i.  Delayed Delivery Commitments. The Funds may purchase securities, including those designated as TBAs in the Portfolio of Investments, for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of the security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The actual security that will be delivered to fulfill a TBA trade is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. When the Funds enter into such a transaction, collateral consisting of liquid securities or cash and cash equivalents is required to be segregated or earmarked at the custodian in an amount at least equal to the amount of the Funds’ commitment. No interest accrues to the Funds until the transaction settles.

Purchases of delayed delivery securities may have a similar effect on the Funds’ net asset value as if the Funds had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

j.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the

27  |

Notes To Financial Statements – continued

March 31, 2012 (Unaudited)

loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the six months ended March 31, 2012, neither Fund had loaned securities under this agreement.

k.  Indemnifications. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2012, at value:

High Income Opportunities Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$61,995,956	$—	$61,995,956
Senior Loans(a)	—	118,623	—	118,623
Preferred Stocks
Convertible Preferred Stocks
Consumer Products	—	270,459	—	270,459
All Other Convertible Preferred Stocks(a)	2,090,014	—	—	2,090,014

Total Convertible Preferred Stocks	2,090,014	270,459	—	2,360,473

Non-Convertible Preferred Stocks(a)	246,295	668,974	—	915,269

Total Preferred Stocks	2,336,309	939,433	—	3,275,742

Common Stocks(a)	505,508	—	—	505,508
Warrants(b)	—	—	—	—
Short-Term Investments	—	3,295,741	—	3,295,741

Total	$2,841,817	$66,349,753	$—	$69,191,570

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Fair valued at zero using Level 2 inputs.

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Notes To Financial Statements – continued

March 31, 2012 (Unaudited)

Securitized Asset Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
ABS Car Loan	$—	$67,332,461	$3,455,000	$70,787,461
ABS Other	—	32,158,901	2,574,385	34,733,286
Mortgage Related	—	215,795,701	1,246,191	217,041,892
All Other Bonds and Notes(a)	—	492,452,467	—	492,452,467

Total Bonds and Notes	—	807,739,530	7,275,576	815,015,106

Short-Term Investments	—	2,174,206	—	2,174,206

Total Investments	—	809,913,736	7,275,576	817,189,312

Futures Contracts (unrealized appreciation)	533,871	—	—	533,871

Total	$533,871	$809,913,736	$7,275,576	$817,723,183

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the six months ended March 31, 2012, there were no transfers between Levels 1, 2 and 3.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of March 31, 2012:

High Income Opportunities Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at March 31, 2012
Preferred Stocks
Non-Convertible Preferred Stocks
Non-Captive Diversified	$481,800	$—	$—	$—	$—	$—	$—	$(481,800)	$—	$—

A preferred stock valued at $481,800 was transferred from Level 3 to Level 2 during the period ended March 31, 2012. At September 30, 2011, this security was valued using broker-dealer bid quotations based on inputs unobservable to the Fund as an independent pricing service was unable to price the security or did not provide a reliable price for the security; at March 31, 2012, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service.

All transfers are recognized as of the beginning of the reporting period.

Securitized Asset Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at March 31, 2012
Bonds and Notes
ABS Car Loan	$—	$—	$—	$397	$3,454,603	$—	$—	$—	$3,455,000	$397
ABS Other	3,125,850	—	—	—	—	(551,465)	—	—	2,574,385	—
Mortgage Related	—	—	(168)	580	1,251,709	(5,930)	—	—	1,246,191	580

Total	$3,125,850	$—	$(168)	$977	$4,706,312	$(557,395)	$—	$—	$7,275,576	$977

29  |

Notes To Financial Statements – continued

March 31, 2012 (Unaudited)

In May 2011, Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” was issued and is effective for interim and annual periods beginning after December 15, 2011. The ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers; and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity, and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. Notwithstanding the projected regulatory implementation date of June 30, 2012 for the Fund, Management has already implemented disclosure of all transfers between Level 1 and Level 2, and the reasons for the transfers. Management is currently evaluating the impact, if any, the Level 3 disclosures may have on the Fund’s financial statements.

4.   Derivatives. Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that Securitized Asset Fund used during the period include futures contracts.

The Funds are subject to the risk that changes in interest rates will affect the value of the Funds’ investments in fixed income securities. A Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Funds may use futures contracts to hedge against changes in interest rates and to manage their duration in order to control interest rate risk without having to buy or sell portfolio securities. During the six months ended March 31, 2012, Securitized Asset Fund used futures contracts to manage duration.

The following is a summary of derivative instruments for Securitized Asset Fund as of March 31, 2012:

Statements of Assets and Liabilities Caption	Interest Rate Contracts
Assets
Unrealized appreciation on futures contracts*	$533,871

*	Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for Securitized Asset Fund during the six months ended March 31, 2012 were as follows:

Statements of Operations Caption	Interest Rate Contracts
Net Realized Gain (Loss) on:
Futures contracts	$(587,804)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	727,811

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of futures activity, as a percentage of net assets, for Securitized Asset Fund, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the six months ended March 31, 2012:

Securitized Asset Fund	Futures
Average Notional Amount Outstanding	6.05%
Highest Notional Amount Outstanding	9.72%
Lowest Notional Amount Outstanding	4.53%
Notional Amount Outstanding as of March 31, 2012	9.61%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

|  30

Notes To Financial Statements – continued

March 31, 2012 (Unaudited)

5.  Purchases and Sales of Securities. For the six months ended March 31, 2012, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
High Income Opportunities Fund	$—	$—	$10,500,341	$7,702,595
Securitized Asset Fund	885,260,473	850,508,618	44,894,939	98,404,374

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis Sayles has agreed to pay, without reimbursement from the Funds or the Trust, the following expenses of the Funds: compensation to Trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust; registration, filing and other fees in connection with requirements of regulatory authorities; the charges and expenses of any entity appointed by the Funds for custodial, paying agent, shareholder servicing and plan agent services; charges and expenses of the independent registered public accounting firm retained by the Funds; charges and expenses of any transfer agents and registrars appointed by the Funds; any cost of certificates representing shares of the Funds; legal fees and expenses in connection with the day-to-day affairs of the Funds, including registering and qualifying its shares with Federal and State regulatory authorities; expenses of meetings of shareholders and Trustees of the Trust; the costs of services, including services of counsel, required in connection with the preparation of the Funds’ registration statements and prospectuses, including amendments and revisions thereto, annual, semi-annual and other periodic reports of the Funds, and notices and proxy solicitation material furnished to shareholders of the Funds or regulatory authorities, and any costs of printing or mailing these items; and the Funds’ expenses of bookkeeping, accounting and financial reporting, including related clerical expenses.

Loomis Sayles serves as investment adviser to each Fund. Under the terms of each management agreement, Loomis Sayles does not charge the Funds an investment advisory fee, also known as a management fee, or any other fee for those services or for bearing those expenses. Although the Funds do not compensate Loomis Sayles directly for services under the advisory agreement, Loomis Sayles will typically receive an advisory fee from the sponsors of “wrap programs,” who in turn charge the programs’ participants.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Administrative Fees. NGAM Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Loomis Sayles has agreed to pay, without reimbursement from the Trust or Funds, fees to NGAM Advisors for services to the Funds.

c.  Service and Distribution Fees. NGAM Distribution, which is a wholly-owned subsidiary of Natixis US has entered into a distribution agreement with the Trust. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trust. NGAM Distribution currently is not paid a fee for serving as distributor for the Funds. Loomis Sayles has agreed to reimburse NGAM Distribution to the extent that NGAM Distribution incurs expenses in connection with any redemption of Fund shares.

d.  Trustees Fees and Expenses. The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. Effective January 1, 2012, the Chairperson of the Board receives a retainer fee at the annual rate of $265,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $95,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2012, the Chairperson of the Board received a retainer fee at the annual rate of $250,000 and each Independent Trustee (other than the Chairperson) received, in aggregate, a retainer fee at the annual rate of $80,000. All other Trustee fees remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and

31  |

Notes To Financial Statements – continued

March 31, 2012 (Unaudited)

Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

7.  Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. Effective April 19, 2012, the commitment fee will be 0.10% per annum.

For the six months ended March 31, 2012, neither of the Funds had borrowings under these agreements.

8.  Concentration of Ownership. From time to time, the Funds may have a concentration of one or more shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have material impacts on the Funds. As of March 31, 2012, High Income Opportunities Fund had shareholders that owned more than 5% of the Fund’s total outstanding shares. The number of shareholders owning more than 5% of total outstanding shares of the Fund, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings was as follows:

Fund	Number of 5% Shareholders	Percentage of Ownership
High Income Opportunities Fund	5	44.58%

9.  Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	High Income Opportunities Fund

	Six Months Ended March 31, 2012		Year Ended September 30, 2011

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	468,740	$4,481,696	911,554	$9,368,420
Issued in connection with the reinvestment of distributions	213,884	2,041,571	396,670	4,031,669
Redeemed	(338,544)	(3,294,031)	(1,336,121)	(13,746,798)

Increase (decrease) from capital share transactions	344,080	$3,229,236	(27,897)	$(346,709)

	Securitized Asset Fund

	Six Months Ended March 31, 2012		Year Ended September 30, 2011

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	6,302,199	$69,808,156	15,571,776	$171,889,032
Issued in connection with the reinvestment of distributions	99,361	1,093,316	56,303	622,843
Redeemed	(6,544,530)	(72,514,104)	(13,489,707)	(149,273,642)

Increase (decrease) from capital share transactions	(142,970)	$(1,612,632)	2,138,372	$23,238,233

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Loomis Sayles Small Cap Growth Fund

Loomis Sayles Small Cap Value Fund

SEMI-ANNUAL REPORT

MARCH 31, 2012

LOOMIS SAYLES SMALL CAP GROWTH FUND

Fund and manager review

FUND FACTS

Managers:

Mark F. Burns, CFA

John Slavik, CFA

Symbols:

Institutional Class	LSSIX
Retail Class	LCGRX

Objective:

Long-term capital growth from investments in common stocks or other equity securities

Strategy:

Invests at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index or is $3 billion or less at the time of investment. Unlike the Index, the Fund may invest in companies of any size.

The fund may invest any portion of its assets in Canadian securities and up to 20% of assets in other foreign securities, including emerging markets securities.

Fund Inception Date:

December 31, 1996

Net Assets:

$587.2 million

Market Conditions

Ongoing concerns related to the sovereign debt crisis in Europe contributed to market volatility during the second half of 2011. The European Central Bank’s December 2011 decision to open a low-interest financing program for banks helped calm the markets. Improved investor sentiment sparked a rally among stocks. The U.S. economy continued to show signs of improvement, with increased strength in consumer spending and job growth. Against this backdrop, small-cap stock performance was particularly strong during the first quarter of 2012, and it represented the best first quarter performance since 2006.

Performance Results

For the six months ended March 31, 2012, Institutional Class shares of Loomis Sayles Small Cap Growth Fund returned 26.63%. The fund underperformed its benchmark, the Russell 2000 Growth Index, which returned 30.26% for the period.

Explanation of Fund Performance

Despite its positive absolute return, the fund underperformed relative to the benchmark primarily due to stock selection in the healthcare and producer durables sectors. The largest positive contributions came from stock selection in the technology and energy sectors.

Technology companies DealerTrack Holdings, Allot Communications and Sourcefire were among the fund’s top individual contributors for the six-month period. Shares of DealerTrack Holdings, a provider of on-demand software and data solutions for the U.S. automotive industry, rallied due to better-than-expected growth in the company’s transaction revenue. This was a function of easing financing to consumers on new and used automobile purchases — a trend we expect will continue. Allot Communications, a leader in network traffic technology, benefited as wireless carriers across the board continued to adopt its must-have technology to monitor data traffic. Recent outperformance was due to favorable fourth-quarter results and strong guidance

1  |

for 2012. Sourcefire, a security software specialist, has been rapidly gaining market share. Recent outperformance was due to strong fourth-quarter results and attractive 2012 revenue guidance. The company is also in the initial stages of a new product launch that should help secure market share growth into the future.

The largest individual detractors from fund performance for the last six months included ZELTIQ Aesthetics, DexCom and Diamond Foods. ZELTIQ Aesthetics, a developer of a non-invasive fat-elimination procedure called CoolSculpting, had a disappointing launch. While the product is FDA-approved, unit placements have been slow, and potential competition is on the horizon. This led to weak results, and we exited the position. DexCom, a medical device company focused on glucose monitoring devices for Type 2 diabetes patients, was forced to push out its product launch due to another in a string of requests from the FDA for more data. DexCom’s next-generation product will be a significant move toward integrating glucose sensor and insulin pump devices, which are the two critical components of an artificial pancreas. We sold this position due to our stop-loss discipline. Diamond Foods, a snack and nut company, delivered strong and improving results during the two years we owned its stock. The combination of strong earnings and positive forecasts for its Pringles acquisition pushed the stock higher, and we trimmed our position size into that strength. In the fourth quarter of 2011, an Securities and Exchange Commission inquiry into timing problems related to payments between Diamond’s walnut co-op and walnut growers triggered a sharp decline in its stock price. Our stop-loss strategy triggered a sale, and the stock declined further after we exited the position.

Outlook

While volatility was markedly lower during the first quarter of 2012, rising volatility in the second quarter could have a positive effect on valuations among higher-quality stocks. Given the quality bias in the fund, we believe higher volatility may be beneficial to performance. In addition, because the first-quarter rally in small-cap stocks was led primarily by low-quality holdings, we believe valuations on quality businesses appear more attractive.

What You Should Know

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

|  2

LOOMIS SAYLES SMALL CAP GROWTH FUND

Average Annual Total Returns

March 31, 2012

	6 months	1 year	5 years	10 years

Institutional Class (Inception 12/31/96)	26.63%	2.64%	7.12%	6.94%
Retail Class (Inception 12/31/96)	26.31	2.29	6.85	6.67

Comparative Performance
Russell 2000 Growth Index(c)	30.26	0.68	4.15	6.00
Russell 2000 Index(c)	29.83	-0.18	2.13	6.45
Lipper Small-Cap Growth Funds Index(c)	28.86	1.35	3.16	5.19
Gross expense ratio (before fee waivers and/or expense reimbursements)*
Institutional: 0.98% Retail: 1.27%

Net expense ratio (after fee waivers and/or expense reimbursements)*
Institutional: 0.98% Retail: 1.25%
*	As stated in the most recent prospectus. Waivers/reimbursements are contractual and are set to expire on 1/31/13. Contracts are reevaluated on an annual basis.

Cumulative Performance

March 31, 2002 to March 31, 2012(a)(b)

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Performance data reflects certain fee waivers and/or expense reimbursements, if any, without which performance would be lower.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

(a)	Cumulative performance is shown for the Institutional Class. Performance of the Retail Class would be lower due to higher fees and expenses.
(b)	The mountain chart is based on the initial investment minimum of $100,000 for the Institutional Class.
(c)	See page 7 for a description of the indices.

3  |

LOOMIS SAYLES SMALL CAP VALUE FUND

Fund and manager review

FUND FACTS

Managers:

Joseph Gatz, CFA

Jeffrey Schwartz, CFA

Symbols:

Institutional Class	LSSCX
Retail Class	LSCRX
Admin Class	LSVAX

Objective:

Long-term capital growth from investments in common stocks or other equity securities

Strategy:

Invests at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index or is $3 billion or less at the time of investment. Unlike the Index, the Fund may invest in companies of any size.

The fund may invest up to 20% of its assets in securities of foreign issuers including emerging market securities.

Fund Inception Date:

May 13, 1991

Class Inception Date:

Institutional Class: May 13, 1991

Retail Class: December 31, 1996

Admin Class: January 2, 1998

Net Assets:

$1.0 billion

Market Conditions

Beginning in the fourth quarter of 2011, back-to-back quarters of strong equity returns were a welcome respite from the market volatility that has persisted largely since the 2008 financial crisis. Following a particularly tumultuous summer, investor sentiment began to improve at the end of 2011, helped along by the European Central Bank’s decision to extend low-cost financing to European banks. Additionally, improving business conditions and moderate but steady employment gains in the United States helped boost consumer confidence, further supporting the rally within the markets. Returns from small-cap value and small-cap growth stocks were similar, with both indexes returning nearly 30% for the six-month period. Leading sectors in the Russell 2000 Value index included economically sensitive consumer discretionary, materials and processing and producer durables, while less economically sensitive utilities and consumer staples lagged.

Performance Results

For the six months ended March 31, 2012, Institutional Class shares of Loomis Sayles Small Cap Value Fund returned 31.53%. The fund outperformed its benchmark, the Russell 2000 Value Index, which returned 29.41% for the period.

Explanation of Fund Performance

Stock selection was a significant positive influence on fund performance, with favorable trends in technology and energy offsetting negative selection in financial services. Sector allocation also contributed, with the favorable impact of an underweight in utilities offsetting the impact of maintaining a small cash balance during a strong market rally.

The fund’s top-performing stocks for the period included WellCare Health Plans, Wright Express and W.R. Grace. WellCare, a managed care provider for government-sponsored healthcare programs, reported strong earnings on favorable utilization trends and solid

|  4

cost controls during the final two quarters of 2011. Wright Express, a provider of payment processing and information services for commercial and government vehicle fleets, rallied sharply on strong earnings, which exceeded consensus forecasts and the company’s prior guidance. W. R. Grace, a manufacturer of specialty chemicals and construction products, also surpassed its prior earnings expectations, which drove shares higher.

Leading detractors for the six-month period included PHH, DFC Global and RadioShack. PHH, an outsource provider of mortgages and vehicle fleet services, sold off sharply late in 2011 on a debt-rating downgrade by Standard & Poor’s. While the downgrade may result in a higher cost of funding in the intermediate term, we eliminated our position on concerns about ongoing strategic issues. DFC Global, a provider of consumer loans, including pawn and payday lending services, was among the fund’s top performers during the first nine months of 2011. Profit-taking weighed on the stock in late 2011 and early 2012, and regulatory issues in the United Kingdom, a key growth market for the company, emerged during the period. We concluded the selloff in the stock is based on a scenario far worse than what we believe is likely to occur. We initiated a small position in RadioShack, a retailer of consumer electronics goods and services, in late 2011, following the appointment of new management and the implementation of new initiatives to turn around the business. Early results from the turnaround strategy fell short of our expectations, and we quickly eliminated the position.

Outlook

Stock market valuation indicators suggest equities are attractively valued relative to history, and we believe that stocks remain attractively valued relative to interest rates. Furthermore, investors appear less distracted than they have been by macroeconomic issues and more focused on the performance of individual companies. Another favorable factor for equities is dividend growth: we believe dividends are positioned to grow faster than earnings this year.

In the near term, we are most concerned about factors that could cause a spike in oil prices. Looking out further, Congress and the president will be required to act on a long list of expiring tax measures and the debt ceiling, while the November elections introduce another level of uncertainty. However, the market’s current attractive valuation may already reflect some of these risks. Elsewhere, a slowdown in China and a potential recession in the euro zone remain as risks. At the same time, there are reasons to be optimistic. The U.S. banking system is in substantially better shape than it was in recent years, and the euro zone banks have taken important steps to address their challenges. Considering the key positive and negative factors, we believe equities should remain attractive longer-term investment alternatives.

What You Should Know

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

5  |

LOOMIS SAYLES SMALL CAP VALUE FUND

Average Annual Total Returns

March 31, 2012

	6 months	1 year	5 years	10 years

Institutional Class (Inception 5/13/91)	31.53%	2.33%	3.76%	7.74%

Retail Class (Inception 12/31/96)	31.30	2.04	3.50	7.47
Admin Class (Inception 1/2/98)	31.17	1.79	3.24	7.20

Comparative Performance
Russell 2000 Value Index(c)	29.41	-1.07	0.01	6.59
Russell 2000 Index(c)	29.83	-0.18	2.13	6.45
Lipper Small-Cap Core Funds Index(c)	27.47	0.01	2.99	6.63

Gross expense ratio (before fee waivers and/or expense reimbursements)*
Institutional: 1.02% Retail: 1.31% Admin: 1.61%
Net expense ratio (after fee waivers and/or expense reimbursements)*
Institutional: 0.99% Retail: 1.24% Admin: 1.49%
*	As stated in the most recent prospectus. Waivers/reimbursements are contractual and are set to expire on 1/31/13. Contracts are reevaluated on an annual basis.

Cumulative Performance

March 31, 2002 to March 31, 2012(a)(b)

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Performance data reflects certain fee waivers and/or expense reimbursements, if any, without which performance would be lower.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

(a)	Cumulative performance is shown for the Institutional Class. Performance of the Retail and Admin Classes would be lower due to higher fees and expenses.
(b)	The mountain chart is based on the initial investment minimum of $100,000 for the Institutional Class.
(c)	See page 7 for a description of the indices.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

Index Definitions

Indices are unmanaged and do not have expenses that affect results, unlike mutual funds. Index returns are adjusted for the reinvestment of capital gain distributions and income dividends. It is not possible to invest directly in an index.

Lipper Small-Cap Core Funds Index is an unmanaged index that tracks the average performance of the 30 largest small-cap core funds according to Lipper Inc.

Lipper Small-Cap Growth Funds Index is an unmanaged index that tracks the average performance of the 30 largest small-cap growth funds according to Lipper Inc.

Source: Lipper, Inc.

Russell 2000 Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe.

Russell 2000 Growth Index is an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Proxy Voting Information

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, (i) by calling Loomis Sayles at 800-633-3330; (ii) on the funds’ website, www.loomissayles.com, and (iii) on the SEC’s website, www.sec.gov. Information about how the funds voted proxies relating to portfolio securities during the 12 months ended June 30, 2011 is available on (i) the funds’ website and (ii) the SEC’s website.

Quarterly Portfolio Schedules

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

7  |

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. These costs are described in more detail in the funds’ prospectus. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each fund shows the actual amount of fund expenses you would have paid on a $1,000 investment in the fund from October 1, 2011 through March 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each fund provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Loomis Sayles Small Cap Growth Fund

Institutional Class	Beginning Account Value 10/1/2011	Ending Account Value 3/31/2012	Expenses Paid During Period* 10/1/2011 – 3/31/2012
Actual	$1,000.00	$1,266.30	$5.38
Hypothetical (5% return before expenses)	$1,000.00	$1,020.25	$4.80

Retail Class
Actual	$1,000.00	$1,263.10	$7.07
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.31
*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.95% and 1.25% for Institutional and Retail Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

|  8

Loomis Sayles Small Cap Value Fund

Institutional Class	Beginning Account Value 10/1/2011	Ending Account Value 3/31/2012	Expenses Paid During Period* 10/1/2011 – 3/31/2012
Actual	$1,000.00	$1,315.30	$5.21
Hypothetical (5% return before expenses)	$1,000.00	$1,020.50	$4.55

Retail Class
Actual	$1,000.00	$1,313.00	$6.65
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.81

Admin Class
Actual	$1,000.00	$1,311.70	$8.09
Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	$7.06

*   Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.90%, 1.15% and 1.40% for Institutional, Retail and Admin Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

9  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Small Cap Growth Fund

Shares	Description	Value (†)

Common Stocks – 96.8% of Net Assets

	Aerospace & Defense – 2.9%
88,786	HEICO Corp.	$4,580,470
273,625	Hexcel Corp.(b)	6,569,736
95,591	Triumph Group, Inc.	5,989,732

		17,139,938

	Air Freight & Logistics – 0.9%
150,158	HUB Group, Inc., Class A(b)	5,410,193

	Auto Components – 2.2%
391,378	Amerigon, Inc.(b)	6,332,496
170,608	Tenneco, Inc.(b)	6,338,087

		12,670,583

	Biotechnology – 5.2%
171,121	Aegerion Pharmaceuticals, Inc.(b)	2,366,603
354,831	Alkermes PLC(b)	6,582,115
127,806	Cepheid, Inc.(b)	5,346,125
143,722	Cubist Pharmaceuticals, Inc.(b)	6,215,977
364,964	Exact Sciences Corp.(b)	4,072,998
282,753	Idenix Pharmaceuticals, Inc.(b)	2,768,152
399,167	Neurocrine Biosciences, Inc.(b)	3,181,361

		30,533,331

	Building Products – 0.7%
348,465	NCI Building Systems, Inc.(b)	4,010,832

	Capital Markets – 3.3%
228,158	Evercore Partners, Inc., Class A	6,632,553
303,394	Financial Engines, Inc.(b)	6,783,890
165,589	Stifel Financial Corp.(b)	6,265,888

		19,682,331

	Chemicals – 0.9%
438,343	Flotek Industries, Inc.(b)	5,268,883

	Commercial Banks – 3.1%
100,108	Signature Bank(b)	6,310,809
95,256	SVB Financial Group(b)	6,128,771
166,823	Texas Capital Bancshares, Inc.(b)	5,775,412

		18,214,992

	Commercial Services & Supplies – 1.7%
253,640	Mobile Mini, Inc.(b)	5,356,877
146,756	Waste Connections, Inc.	4,773,972

		10,130,849

	Communications Equipment – 1.0%
355,832	Ciena Corp.(b)	5,760,920

See accompanying notes to financial statements.

|  10

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Construction & Engineering – 0.7%
243,915	MasTec, Inc.(b)	$4,412,422

	Consumer Finance – 0.8%
106,541	First Cash Financial Services, Inc.(b)	4,569,543

	Diversified Consumer Services – 0.9%
314,483	Grand Canyon Education, Inc.(b)	5,585,218

	Electrical Equipment – 0.3%
81,339	Thermon Group Holdings, Inc.(b)	1,663,383

	Electronic Equipment, Instruments & Components – 2.6%
98,410	IPG Photonics Corp.(b)	5,122,240
291,629	Maxwell Technologies, Inc.(b)	5,345,560
142,664	Measurement Specialties, Inc.(b)	4,807,777

		15,275,577

	Energy Equipment & Services – 3.9%
81,838	Dril-Quip, Inc.(b)	5,321,107
90,595	Lufkin Industries, Inc.	7,306,487
671,024	Newpark Resources, Inc.(b)	5,495,686
85,813	Oceaneering International, Inc.	4,624,463

		22,747,743

	Food & Staples Retailing – 1.0%
126,700	Fresh Market, Inc. (The)(b)	6,075,265

	Health Care Equipment & Supplies – 7.0%
184,060	Abaxis, Inc.(b)	5,361,668
192,468	Align Technology, Inc.(b)	5,302,494
113,209	Cyberonics, Inc.(b)	4,316,659
239,567	Insulet Corp.(b)	4,585,312
253,306	NxStage Medical, Inc.(b)	4,881,207
287,813	Tornier NV(b)	7,396,794
192,489	Volcano Corp.(b)	5,457,063
42,043	Zoll Medical Corp.(b)	3,894,443

		41,195,640

	Health Care Providers & Services – 4.0%
98,410	Catalyst Health Solutions, Inc.(b)	6,271,669
271,773	Hanger Orthopedic Group, Inc.(b)	5,940,958
162,160	HMS Holdings Corp.(b)	5,061,014
291,231	Team Health Holdings, Inc.(b)	5,987,709

		23,261,350

	Health Care Technology – 1.3%
98,517	SXC Health Solutions Corp.(b)	7,384,834

See accompanying notes to financial statements.

11  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Hotels, Restaurants & Leisure – 4.9%
243,047	Bravo Brio Restaurant Group, Inc.(b)	$4,851,218
154,257	Life Time Fitness, Inc.(b)	7,800,777
27,183	Panera Bread Co., Class A(b)	4,374,288
29,247	Peet’s Coffee & Tea, Inc.(b)	2,155,504
221,779	Shuffle Master, Inc.(b)	3,903,310
341,405	Texas Roadhouse, Inc.	5,680,979

		28,766,076

	Internet Software & Services – 5.2%
246,986	Angie’s List, Inc.(b)	4,665,565
207,356	Brightcove, Inc.(b)	5,142,429
193,528	Constant Contact, Inc.(b)	5,765,199
300,399	DealerTrack Holdings, Inc.(b)	9,090,074
132,295	Liquidity Services, Inc.(b)	5,926,816

		30,590,083

	IT Services – 2.0%
363,170	InterXion Holding NV(b)	6,518,901
322,520	ServiceSource International, Inc.(b)	4,992,610

		11,511,511

	Life Sciences Tools & Services – 1.0%
243,431	Luminex Corp.(b)	5,684,114

	Machinery – 4.7%
115,746	Chart Industries, Inc.(b)	8,487,654
157,343	RBC Bearings, Inc.(b)	7,258,233
154,110	Robbins & Myers, Inc.	8,021,426
95,445	Westport Innovations, Inc.(b)	3,905,609

		27,672,922

	Media – 0.4%
219,129	MDC Partners, Inc., Class A	2,436,714

	Oil, Gas & Consumable Fuels – 5.1%
161,526	Approach Resources, Inc.(b)	5,968,386
282,140	Halcon Resources Corp.(b)	2,646,473
168,999	Oasis Petroleum, Inc.(b)	5,210,239
129,784	Petroleum Development Corp.(b)	4,813,689
113,775	Rosetta Resources, Inc.(b)	5,547,669
134,007	World Fuel Services Corp.	5,494,287

		29,680,743

	Pharmaceuticals – 1.6%
283,634	Optimer Pharmaceuticals, Inc.(b)	3,942,512
90,685	Questcor Pharmaceuticals, Inc.(b)	3,411,570
84,566	Vivus, Inc.(b)	1,890,896

		9,244,978

See accompanying notes to financial statements.

|  12

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Professional Services – 5.5%
78,318	Advisory Board Co. (The)(b)	$6,940,541
208,920	Corporate Executive Board Co. (The)	8,985,649
92,810	CoStar Group, Inc.(b)	6,408,531
152,979	FTI Consulting, Inc.(b)	5,739,772
117,477	Huron Consulting Group, Inc.(b)	4,412,436

		32,486,929

	Road & Rail – 0.9%
97,652	Genesee & Wyoming, Inc., Class A(b)	5,329,846

	Semiconductors & Semiconductor Equipment – 6.3%
175,843	Cavium, Inc.(b)	5,440,582
222,222	Ceva, Inc.(b)	5,046,662
123,149	Cymer, Inc.(b)	6,157,450
132,007	EZchip Semiconductor Ltd.(b)	5,719,863
103,153	Hittite Microwave Corp.(b)	5,602,239
130,501	Silicon Laboratories, Inc.(b)	5,611,543
95,293	Volterra Semiconductor Corp.(b)	3,279,509

		36,857,848

	Software – 8.3%
326,710	Allot Communications Ltd.(b)	7,596,008
263,382	Ariba, Inc.(b)	8,615,225
103,157	CommVault Systems, Inc.(b)	5,120,713
126,252	Guidewire Software, Inc.(b)	3,886,037
88,646	Imperva, Inc.(b)	3,470,491
180,986	QLIK Technologies, Inc.(b)	5,791,552
154,177	Sourcefire, Inc.(b)	7,420,539
96,575	Ultimate Software Group, Inc.(The)(b)	7,077,016

		48,977,581

	Specialty Retail – 5.6%
310,619	Asbury Automotive Group, Inc.(b)	8,386,713
112,817	Hibbett Sports, Inc.(b)	6,154,167
269,145	Lumber Liquidators Holdings, Inc.(b)	6,758,231
58,811	Ulta Salon, Cosmetics & Fragrance, Inc.	5,462,954
133,640	Vitamin Shoppe, Inc.(b)	5,908,225

		32,670,290

	Textiles, Apparel & Luxury Goods – 0.9%
108,988	Oxford Industries, Inc.	5,538,770

	Total Common Stocks (Identified Cost $486,632,663)	568,442,232

See accompanying notes to financial statements.

13  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Small Cap Growth Fund – continued

Principal Amount	Description	Value (†)

Short-Term Investments – 4.8%
$28,317,838	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/30/2012 at 0.000% to be repurchased at $28,317,838 on 4/02/2012 collateralized by $27,380,000 U.S. Treasury Note, 2.625% due 6/30/2014 valued at $28,885,900 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $28,317,838)	$28,317,838

	Total Investments – 101.6% (Identified Cost $514,950,501)(a)	596,760,070
	Other assets less liabilities—(1.6)%	(9,554,836)

	Net Assets – 100.0%	$587,205,234

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
	At March 31, 2012, the net unrealized appreciation on investments based on a cost of $514,950,511 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$86,280,536
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(4,470,977)

	Net unrealized appreciation	$81,809,559

(b)	Non-income producing security.

Industry Summary at March 31, 2012 (Unaudited)

Software	8.3%
Health Care Equipment & Supplies	7.0
Semiconductors & Semiconductor Equipment	6.3
Specialty Retail	5.6
Professional Services	5.5
Internet Software & Services	5.2
Biotechnology	5.2
Oil, Gas & Consumable Fuels	5.1
Hotels, Restaurants & Leisure	4.9
Machinery	4.7
Health Care Providers & Services	4.0
Energy Equipment & Services	3.9
Capital Markets	3.3
Commercial Banks	3.1
Aerospace & Defense	2.9
Electronic Equipment, Instruments & Components	2.6
Auto Components	2.2
IT Services	2.0
Other Investments, less than 2% each	15.0
Short-Term Investments	4.8

Total Investments	101.6
Other assets less liabilities	(1.6)

Net Assets	100.0%

See accompanying notes to financial statements.

|  14

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Small Cap Value Fund

Shares	Description	Value (†)

Common Stocks – 97.3% of Net Assets

	Auto Components – 1.4%
534,579	Dana Holding Corp.	$8,285,974
172,744	Tenneco, Inc.(b)	6,417,440

		14,703,414

	Building Products – 1.0%
136,504	Armstrong World Industries, Inc.	6,657,300
376,559	Griffon Corp.	4,029,181

		10,686,481

	Capital Markets – 1.7%
777,711	Fifth Street Finance Corp.	7,590,459
269,619	Stifel Financial Corp.(b)	10,202,383

		17,792,842

	Chemicals – 3.0%
112,430	Koppers Holdings, Inc.	4,335,301
97,033	Minerals Technologies, Inc.	6,346,929
282,814	Olin Corp.	6,151,205
203,318	WR Grace & Co.(b)	11,751,780
182,181	Zep, Inc.	2,623,406

		31,208,621

	Commercial Banks – 8.4%
587,102	BancorpSouth, Inc.	7,908,264
618,248	Cathay General Bancorp	10,942,990
159,134	City National Corp.	8,349,761
495,700	CVB Financial Corp.	5,819,518
482,130	First Financial Bancorp	8,340,849
160,056	IBERIABANK Corp.	8,558,194
246,925	Pinnacle Financial Partners, Inc.(b)	4,531,074
2,604,324	Popular, Inc.(b)	5,338,864
183,036	Prosperity Bancshares, Inc.	8,383,049
147,680	Signature Bank(b)	9,309,747
264,608	Wintrust Financial Corp.	9,470,320

		86,952,630

	Commercial Services & Supplies – 5.2%
382,556	ACCO Brands Corp.(b)	4,747,520
506,299	KAR Auction Services, Inc.(b)	8,207,107
336,098	McGrath Rentcorp	10,792,107
438,131	Rollins, Inc.	9,323,428
406,373	Standard Parking Corp.(b)	8,330,646
130,259	Team, Inc.(b)	4,031,516
247,808	Waste Connections, Inc.	8,061,194

		53,493,518

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Communications Equipment – 1.9%
163,343	ADTRAN, Inc.	$5,094,668
540,254	Brocade Communications Systems, Inc.(b)	3,106,460
662,976	Harmonic, Inc.(b)	3,626,479
205,280	NETGEAR, Inc.(b)	7,841,696

		19,669,303

	Computers & Peripherals – 0.4%
256,240	QLogic Corp.(b)	4,550,822

	Construction & Engineering – 0.4%
225,806	MYR Group, Inc.(b)	4,032,895

	Consumer Finance – 1.8%
182,778	Cash America International, Inc.	8,760,549
547,970	DFC Global Corp.(b)	10,340,194

		19,100,743

	Distributors – 0.4%
109,064	Core-Mark Holding Co., Inc.	4,465,080

	Diversified Financial Services – 0.8%
222,094	MarketAxess Holdings, Inc.	8,281,885

	Electric Utilities – 2.0%
220,623	ALLETE, Inc.	9,153,648
64,124	ITC Holdings Corp.	4,933,701
190,505	UIL Holdings Corp.	6,621,954

		20,709,303

	Electrical Equipment – 3.7%
151,992	AZZ, Inc.	7,848,867
77,673	Belden, Inc.	2,944,583
287,466	EnerSys(b)	9,960,697
169,323	General Cable Corp.(b)	4,923,913
148,139	Global Power Equipment Group, Inc.(b)	4,103,450
357,614	II-VI, Inc.(b)	8,457,571

		38,239,081

	Electronic Equipment, Instruments & Components – 3.8%
73,278	Cognex Corp.	3,104,056
359,931	GSI Group, Inc.(b)	4,340,768
168,298	Littelfuse, Inc.	10,552,285
337,014	Methode Electronics, Inc.	3,127,490
197,140	Rofin-Sinar Technologies, Inc.(b)	5,198,582
122,746	Rogers Corp.(b)	4,756,407
232,340	ScanSource, Inc.(b)	8,670,929

		39,750,517

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Energy Equipment & Services – 2.2%
289,873	Helix Energy Solutions Group, Inc.(b)	$5,159,739
120,001	Lufkin Industries, Inc.	9,678,081
148,637	Oceaneering International, Inc.	8,010,048

		22,847,868

	Food & Staples Retailing – 1.3%
106,486	Casey’s General Stores, Inc.	5,905,714
410,633	Spartan Stores, Inc.	7,440,670

		13,346,384

	Food Products – 2.2%
147,190	Corn Products International, Inc.	8,485,503
369,850	Darling International, Inc.(b)	6,442,787
145,012	J & J Snack Foods Corp.	7,607,330

		22,535,620

	Gas Utilities – 0.5%
209,629	UGI Corp.	5,712,390

	Health Care Equipment & Supplies – 0.9%
155,947	SurModics, Inc.(b)	2,396,906
112,062	Teleflex, Inc.	6,852,591

		9,249,497

	Health Care Providers & Services – 2.3%
193,953	Hanger Orthopedic Group, Inc.(b)	4,239,813
116,531	MEDNAX, Inc.(b)	8,666,410
150,714	WellCare Health Plans, Inc.(b)	10,833,322

		23,739,545

	Hotels, Restaurants & Leisure – 2.9%
107,958	Churchill Downs, Inc.	6,034,852
89,415	Cracker Barrel Old Country Store, Inc.	4,989,357
233,793	Marriott Vacations Worldwide Corp.(b)	6,665,438
113,080	Six Flags Entertainment Corp.	5,288,752
145,504	Wyndham Worldwide Corp.	6,767,391

		29,745,790

	Household Durables – 1.4%
163,170	Jarden Corp.	6,564,329
329,952	La-Z-Boy, Inc.(b)	4,936,082
117,495	Leggett & Platt, Inc.	2,703,560

		14,203,971

	Industrial Conglomerates – 0.7%
120,473	Raven Industries, Inc.	7,350,058

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Insurance – 3.4%
446,540	Employers Holdings, Inc.	$7,908,224
326,467	HCC Insurance Holdings, Inc.	10,175,976
108,309	ProAssurance Corp.	9,543,106
133,959	Reinsurance Group of America, Inc., Class A	7,966,542

		35,593,848

	Internet & Catalog Retail – 0.5%
127,655	HSN, Inc.	4,854,720

	Internet Software & Services – 0.9%
98,524	IAC/InterActiveCorp	4,836,543
341,227	Perficient, Inc.(b)	4,098,136

		8,934,679

	IT Services – 2.7%
627,651	Convergys Corp.(b)	8,379,141
300,794	Euronet Worldwide, Inc.(b)	6,283,587
215,207	Wright Express Corp.(b)	13,930,349

		28,593,077

	Leisure Equipment & Products – 0.4%
554,470	Callaway Golf Co.	3,748,217

	Machinery – 4.9%
172,663	Actuant Corp., Class A	5,005,500
146,584	Alamo Group, Inc.	4,406,315
404,916	Albany International Corp., Class A	9,292,822
443,446	Altra Holdings, Inc.(b)	8,514,163
308,158	Commercial Vehicle Group, Inc.(b)	3,762,609
185,466	John Bean Technologies Corp.	3,004,549
54,759	Middleby Corp. (The)(b)	5,540,516
170,275	RBC Bearings, Inc.(b)	7,854,786
49,107	Wabtec Corp.	3,701,195

		51,082,455

	Marine – 0.8%
121,016	Kirby Corp.(b)	7,961,643

	Media – 2.4%
178,757	Arbitron, Inc.	6,610,434
186,322	John Wiley & Sons, Inc., Class A	8,867,064
59,508	Liberty Media Corp. - Liberty Capital, Class A(b)	5,245,630
447,724	Live Nation Entertainment, Inc.(b)	4,208,606

		24,931,734

	Metals & Mining – 2.6%
102,828	Haynes International, Inc.	6,514,154
560,885	Horsehead Holding Corp.(b)	6,388,480

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Metals & Mining – continued
154,083	Reliance Steel & Aluminum Co.	$8,702,608
371,515	SunCoke Energy, Inc.(b)	5,279,228

		26,884,470

	Multi Utilities – 0.3%
96,223	NorthWestern Corp.	3,412,068

	Multiline Retail – 0.6%
398,351	Fred’s, Inc. Class A	5,819,908

	Oil, Gas & Consumable Fuels – 1.7%
109,369	Berry Petroleum Co., Class A	5,154,561
349,136	Cloud Peak Energy, Inc.(b)	5,561,736
441,718	Energy Partners Ltd.(b)	7,336,936

		18,053,233

	Pharmaceuticals – 0.7%
287,573	Impax Laboratories, Inc.(b)	7,068,544

	Professional Services – 0.3%
217,951	Kelly Services, Inc., Class A	3,485,037

	REITs – Apartments – 3.3%
233,803	American Campus Communities, Inc.	10,455,670
124,279	Home Properties, Inc.	7,582,262
133,984	Mid-America Apartment Communities, Inc.	8,980,948
258,603	UDR, Inc.	6,907,286

		33,926,166

	REITs – Diversified – 1.4%
364,429	DuPont Fabros Technology, Inc.	8,910,289
185,220	Potlatch Corp.	5,804,795

		14,715,084

	REITs – Healthcare – 0.9%
427,396	Omega Healthcare Investors, Inc.	9,086,439

	REITs – Hotels – 0.9%
1,629,443	Hersha Hospitality Trust	8,896,759

	REITs – Office Property – 1.0%
532,268	BioMed Realty Trust, Inc.	10,102,447

	REITs – Single Tenant – 0.8%
290,796	National Retail Properties, Inc.	7,906,743

	REITs – Storage – 1.8%
776,343	CubeSmart	9,238,481
180,366	Sovran Self Storage, Inc.	8,987,638

		18,226,119

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Road & Rail – 2.4%
305,190	Avis Budget Group, Inc.(b)	$4,318,438
121,198	Genesee & Wyoming, Inc., Class A(b)	6,614,987
195,914	Old Dominion Freight Line, Inc.(b)	9,339,220
207,617	Werner Enterprises, Inc.	5,161,359

		25,434,004

	Semiconductors & Semiconductor Equipment – 2.7%
965,558	Lattice Semiconductor Corp.(b)	6,208,538
278,294	Semtech Corp.(b)	7,920,247
199,069	Skyworks Solutions, Inc.(b)	5,504,258
476,419	Teradyne, Inc.(b)	8,046,717

		27,679,760

	Software – 1.7%
322,712	Monotype Imaging Holdings, Inc.(b)	4,808,409
150,161	Progress Software Corp.(b)	3,546,803
420,295	SS&C Technologies Holdings, Inc.(b)	9,805,482

		18,160,694

	Specialty Retail – 3.8%
131,282	Genesco, Inc.(b)	9,406,355
941,746	Hot Topic, Inc.	9,558,722
175,920	Rent-A-Center, Inc.	6,640,980
554,071	Sally Beauty Holdings, Inc.(b)	13,740,961

		39,347,018

	Textiles, Apparel & Luxury Goods – 0.8%
351,488	Movado Group, Inc.	8,629,030

	Thrifts & Mortgage Finance – 1.2%
216,184	BankUnited, Inc.	5,404,600
557,049	Capitol Federal Financial, Inc.	6,606,601

		12,011,201

	Trading Companies & Distributors – 1.4%
60,760	DXP Enterprises, Inc.(b)	2,642,452
248,018	H&E Equipment Services, Inc.(b)	4,692,501
341,141	Rush Enterprises, Inc., Class A(b)	7,239,012

		14,573,965

	Transportation Infrastructure – 0.3%
176,533	Wesco Aircraft Holdings, Inc.(b)	2,859,835

	Water Utilities – 0.4%
222,776	Middlesex Water Co.	4,208,239

	Total Common Stocks (Identified Cost $750,098,939)	1,008,555,394

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Closed End Investment Companies – 0.8%
527,881	Ares Capital Corp. (Identified Cost $7,110,703)	$8,630,854

Warrants – 0.0%
67,892	Magnum Hunter Resources Corp., Expiration on 10/14/2013(b)(c)(d) (Identified Cost $0)	—

Principal Amount

Short-Term Investments – 1.8%
$18,641,357	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/30/2012 at 0.000% to be repurchased at $18,641,357 on 4/02/2012 collateralized by $18,945,000 U.S. Treasury Note, 0.500% due 10/15/2014 valued at $19,016,044 including accrued interest. (Note 2 of Notes to Financial Statements) (Identified Cost $18,641,357)	18,641,357

	Total Investments – 99.9% (Identified Cost $775,850,999)(a)	1,035,827,605
	Other assets less liabilities—0.1%	1,402,845

	Net Assets – 100.0%	$1,037,230,450

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
	At March 31, 2012, the net unrealized appreciation on investments based on a cost of $775,853,673 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$271,278,812
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(11,304,880)

	Net unrealized appreciation	$259,973,932

(b)	Non-income producing security.
(c)	Fair valued security by the Fund’s investment adviser.
(d)	Illiquid security.
REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Small Cap Value Fund – continued

Industry Summary at March 31, 2012 (Unaudited)

Commercial Banks	8.4%
Commercial Services & Supplies	5.2
Machinery	4.9
Electronic Equipment, Instruments & Components	3.8
Specialty Retail	3.8
Electrical Equipment	3.7
Insurance	3.4
REITs—Apartments	3.3
Chemicals	3.0
Hotels, Restaurants & Leisure	2.9
IT Services	2.7
Semiconductors & Semiconductor Equipment	2.7
Metals & Mining	2.6
Road & Rail	2.4
Media	2.4
Health Care Providers & Services	2.3
Energy Equipment & Services	2.2
Food Products	2.2
Electric Utilities	2.0
Other Investments, less than 2% each	34.2
Short-Term Investments	1.8

Total Investments	99.9
Other assets less liabilities	0.1

Net Assets	100.0%

See accompanying notes to financial statements.

|  22

Statements of Assets and Liabilities

March 31, 2012 (Unaudited)

	Small Cap Growth Fund	Small Cap Value Fund
ASSETS
Investments at cost	$514,950,501	$775,850,999
Net unrealized appreciation	81,809,569	259,976,606

Investments at value	596,760,070	1,035,827,605
Receivable for Fund shares sold	7,919,432	1,146,548
Receivable for securities sold	3,871,122	4,321,914
Dividends receivable	62,385	2,172,284

TOTAL ASSETS	608,613,009	1,043,468,351

LIABILITIES
Payable for securities purchased	18,316,352	2,089,346
Payable for Fund shares redeemed	2,563,338	3,204,454
Management fees payable (Note 5)	344,221	656,421
Deferred Trustees’ fees (Note 5)	77,453	149,707
Administrative fees payable (Note 5)	21,826	40,228
Payable to distributor (Note 5d)	19,844	12,726
Other accounts payable and accrued expenses	64,741	85,019

TOTAL LIABILITIES	21,407,775	6,237,901

NET ASSETS	$587,205,234	$1,037,230,450

NET ASSETS CONSIST OF:
Paid-in capital	$524,117,452	$799,470,821
Accumulated net investment (loss)/Undistributed net investment income	(2,041,131)	2,288,393
Accumulated net realized loss on investments	(16,680,656)	(24,505,370)
Net unrealized appreciation on investments	81,809,569	259,976,606

NET ASSETS	$587,205,234	$1,037,230,450

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$380,860,863	$591,632,711

Shares of beneficial interest	19,978,218	20,159,719

Net asset value, offering and redemption price per share	$19.06	$29.35

Retail Class:
Net assets	$206,344,371	$370,755,951

Shares of beneficial interest	11,249,562	12,752,148

Net asset value, offering and redemption price per share	$18.34	$29.07

Admin Class:
Net assets	$—	$74,841,788

Shares of beneficial interest	—	2,626,941

Net asset value, offering and redemption price per share	$—	$28.49

See accompanying notes to financial statements.

23  |

Statements of Operations

For the Six Months Ended March 31, 2012 (Unaudited)

	Small Cap Growth Fund	Small Cap Value Fund
INVESTMENT INCOME
Dividends	$364,858	$8,555,322
Less net foreign taxes withheld	(8,759)	—

	356,099	8,555,322

Expenses
Management fees (Note 5)	1,638,354	3,688,991
Service and distribution fees (Note 5)	206,781	665,866
Administrative fees (Note 5)	100,424	226,322
Trustees’ fees and expenses (Note 5)	16,502	27,334
Transfer agent fees and expenses (Notes 5 and 6)	276,918	482,122
Audit and tax services fees	18,631	21,268
Custodian fees and expenses	17,447	19,289
Legal fees	2,581	7,199
Registration fees	60,551	37,778
Shareholder reporting expenses	12,074	59,806
Miscellaneous expenses	6,809	15,575

Total expenses	2,357,072	5,251,550
Fee/expense recovery (Note 5)	—	12,239
Less waiver and/or expense reimbursement (Note 5)	(29,825)	(171,131)

Net expenses	2,327,247	5,092,658

Net investment income (loss)	(1,971,148)	3,462,664

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on:
Investments	10,514,962	32,046,228
Net change in unrealized appreciation (depreciation) on:
Investments	84,530,352	225,328,784

Net realized and unrealized gain on investments	95,045,314	257,375,012

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$93,074,166	$260,837,676

See accompanying notes to financial statements.

|  24

Statements of Changes in Net Assets

	Small Cap Growth Fund		Small Cap Value Fund
	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011
FROM OPERATIONS:
Net investment income (loss)	$(1,971,148)	$(2,094,856)	$3,462,664	$1,910,022
Net realized gain on investments	10,514,962	24,546,166	32,046,228	92,685,709
Net change in unrealized appreciation (depreciation) on investments	84,530,352	(32,206,864)	225,328,784	(102,463,891)

Net increase (decrease) in net assets resulting from operations	93,074,166	(9,755,554)	260,837,676	(7,868,160)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	—	—	(1,033,253)	(3,276,433)
Retail Class	—	—	—	(1,768,636)
Admin Class	—	—	—	(178,569)

Total distributions	—	—	(1,033,253)	(5,223,638)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 9)	226,708,619	149,332,650	(67,595,065)	(54,117,495)

Net increase (decrease) in net assets	319,782,785	139,577,096	192,209,358	(67,209,293)
NET ASSETS
Beginning of the period	267,422,449	127,845,353	845,021,092	912,230,385

End of the period	$587,205,234	$267,422,449	$1,037,230,450	$845,021,092

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME/ACCUMULATED NET INVESTMENT (LOSS)	$(2,041,131)	$(69,983)	$2,288,393	$(141,018)

See accompanying notes to financial statements.

25  |

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|  26

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)(b)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income (b)	Distributions from net realized capital gains	Total distributions
SMALL CAP GROWTH FUND

Institutional Class
3/31/2012(g)	$15.06	$(0.07)		$4.07	$4.00	$—	$—	$—
9/30/2011	14.03	(0.13)		1.16 (h)	1.03	—	—	—
9/30/2010	11.58	(0.11	)(j)	2.56	2.45	—	—	—
9/30/2009	13.07	(0.07)		(1.42)	(1.49)	—	—	—
9/30/2008	15.87	(0.07)		(2.73)	(2.80)	—	—	—
9/30/2007	12.00	(0.06	)(k)	3.93	3.87	—	—	—

Retail Class
3/31/2012(g)	14.52	(0.09)		3.91	3.82	—	—	—
9/30/2011	13.55	(0.18)		1.15 (h)	0.97	—	—	—
9/30/2010	11.21	(0.13	)(j)	2.47	2.34	—	—	—
9/30/2009	12.69	(0.09)		(1.39)	(1.48)	—	—	—
9/30/2008	15.45	(0.10)		(2.66)	(2.76)	—	—	—
9/30/2007	11.71	(0.09	)(k)	3.83	3.74	—	—	—
SMALL CAP VALUE FUND

Institutional Class
3/31/2012(g)	$22.36	$0.11		$6.93	$7.04	$(0.05)	$—	$(0.05)
9/30/2011	22.93	0.09	(m)	(0.50)	(0.41)	(0.16)	—	(0.16)
9/30/2010	20.66	0.11		2.23	2.34	(0.07)	—	(0.07)
9/30/2009	22.01	0.09		(1.32)	(1.23)	(0.11)	(0.01)	(0.12)
9/30/2008	28.77	0.11	(n)	(4.03)	(3.92)	(0.06)	(2.78)	(2.84)
9/30/2007	27.69	0.12	(k)(o)	4.29	4.41	(0.17)	(3.16)	(3.33)

Retail Class
3/31/2012(g)	22.14	0.08		6.85	6.93	—	—	—
9/30/2011	22.71	0.02	(m)	(0.48)	(0.46)	(0.11)	—	(0.11)
9/30/2010	20.47	0.06		2.21	2.27	(0.03)	—	(0.03)
9/30/2009	21.79	0.04		(1.30)	(1.26)	(0.05)	(0.01)	(0.06)
9/30/2008	28.52	0.05	(n)	(4.00)	(3.95)	—	(2.78)	(2.78)
9/30/2007	27.46	0.04	(k)(o)	4.28	4.32	(0.10)	(3.16)	(3.26)

Admin Class
3/31/2012(g)	21.72	0.04		6.73	6.77	—	—	—
9/30/2011	22.30	(0.04	)(m)	(0.49)	(0.53)	(0.05)	—	(0.05)
9/30/2010	20.11	0.00		2.19	2.19	—	—	—
9/30/2009	21.40	0.00		(1.28)	(1.28)	(0.00)	(0.01)	(0.01)
9/30/2008	28.13	(0.01	)(n)	(3.94)	(3.95)	—	(2.78)	(2.78)
9/30/2007	27.14	(0.03	)(k)(o)	4.22	4.19	(0.04)	(3.16)	(3.20)

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Effective June 1, 2009, redemption fees were eliminated.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	For the six months ended March 31, 2012 (Unaudited).
(h)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(i)	Includes fee/expense recovery of 0.03%.

See accompanying notes to financial statements.

27  |

					Ratios to Average Net Assets:
Redemption fees (b)(c)	Net asset value, end of the period	Total return (%) (d)		Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)		Net investment income (loss) (%) (f)		Portfolio turnover rate (%)

$—	$19.06	26.63		$380,861	0.95		0.95		(0.79)		34
—	15.06	7.34		154,313	0.98	(i)	0.98	(i)	(0.78)		76
—	14.03	21.16		52,501	1.00		1.06		(0.85	)(j)	69
—	11.58	(11.40)		45,557	1.00		1.01		(0.68)		107
0.00	13.07	(17.64)		44,540	1.00		1.01		(0.47)		92
0.00	15.87	32.25		28,088	1.00		1.23		(0.47)		83

—	18.34	26.31		206,344	1.25		1.29		(1.09)		34
—	14.52	7.16		113,110	1.25		1.27		(1.07)		76
—	13.55	20.87		75,344	1.25		1.39		(1.10	)(j)	69
—	11.21	(11.66)		75,478	1.25		1.43		(0.93)		107
0.00	12.69	(17.86)		79,897	1.25		1.42		(0.70)		92
0.00	15.45	31.94		20,924	1.25		1.50		(0.66)		83

$—	$29.35	31.53		$591,633	0.90	(l)	0.90	(l)	0.85		10
—	22.36	(1.88	)(m)	431,761	0.90		0.93		0.33	(m)	42
—	22.93	11.39		454,853	0.90		0.94		0.50		52
0.00	20.66	(5.42)		506,324	0.90		0.94		0.52		55
0.00	22.01	(15.02)		553,268	0.89		0.89		0.47		61
0.00	28.77	17.02		534,776	0.89		0.89		0.43		57

—	29.07	31.30		370,756	1.15		1.22		0.57		10
—	22.14	(2.12	)(m)	347,759	1.15		1.22		0.08	(m)	42
—	22.71	11.10		383,934	1.15		1.24		0.26		52
0.00	20.47	(5.66)		387,383	1.15		1.31		0.26		55
0.00	21.79	(15.21)		464,525	1.15		1.27		0.21		61
0.00	28.52	16.74		465,055	1.15		1.24		0.15		57

—	28.49	31.17		74,842	1.40		1.52		0.33		10
—	21.72	(2.40	)(m)	65,500	1.40		1.52		(0.17	)(m)	42
—	22.30	10.89		73,443	1.40		1.56		0.02		52
0.00	20.11	(5.93)		74,195	1.40		1.77		0.02		55
0.00	21.40	(15.44)		77,855	1.40		1.68		(0.04)		61
0.00	28.13	16.41		76,783	1.40		1.56		(0.10)		57

(j)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.12) and $(0.14) for Institutional Class and Retail Class, respectively, and the ratio of net investment loss to average net assets would have been (0.92)% and (1.17)% for Institutional Class and Retail Class, respectively.
(k)	Includes a non-recurring payment of $0.01 per share and $0.00 per share for Small Cap Growth Fund and Small Cap Value Fund, respectively.
(l)	Includes fee/expense recovery of less than 0.01%.
(m)	Includes a non-recurring dividend. Without this dividend, net investment income (loss) per share would have been $0.07, $0.01 and $(0.06) for Institutional Class, Retail Class and Admin Class, respectively, total return would have been (1.93)%, (2.16)% and (2.44)% for Institutional Class, Retail Class and Admin Class, respectively and the ratio of net investment income (loss) to average net assets would have been 0.28%, 0.03% and (0.22)% for Institutional Class, Retail Class and Admin Class, respectively.
(n)	Includes a non-recurring dividend of $0.02 per share.
(o)	Includes a non-recurring dividend of $0.05 per share.

See accompanying notes to financial statements.

|  28

Notes to Financial Statements

March 31, 2012 (Unaudited)

1.  Organization. Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Funds I:

Loomis Sayles Small Cap Value Fund (the “Small Cap Value Fund”)

Loomis Sayles Funds II:

Loomis Sayles Small Cap Growth Fund (the “Small Cap Growth Fund”)

Each Fund is a diversified investment company.

Effective January 1, 2012, the name of the Funds’ administrator changed from Natixis Asset Management Advisors, L.P. to NGAM Advisors, L.P. (“NGAM Advisors”) and the name of the Funds’ distributor changed from Natixis Distributors, L.P. to NGAM Distribution, L.P. (“NGAM Distribution”).

Each Fund offers Institutional Class shares and Retail Class shares. In addition, Small Cap Value Fund offers Admin Class shares.

Most expenses of the Trusts can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in the Trusts. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to period-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation. Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by independent pricing services recommended by the investment

29  |

Notes to Financial Statements – continued

March 31, 2012 (Unaudited)

adviser and approved by the Board of Trustees. Such independent pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Funds by an independent pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Investments in other open-end investment companies are valued at their net asset value each day. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of the investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds

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Notes to Financial Statements – continued

March 31, 2012 (Unaudited)

after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Federal and Foreign Income Taxes. Each Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of March 31, 2012 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next six months that would result in the amounts of any unrecognized tax benefits significantly increasing or

31  |

Notes to Financial Statements – continued

March 31, 2012 (Unaudited)

decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

e.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as expired capital loss carryforwards, distribution in excess of current earnings, net operating losses and deferred Trustees’ fees. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees and wash sales. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the year ended September 30, 2011 was as follows:

	2011 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
Small Cap Growth Fund	$—	$—	$—
Small Cap Value Fund	5,223,638	—	5,223,638

As of September 30, 2011, the capital loss carryforwards were as follows:

Capital loss carryforward:	Small Cap Growth Fund	Small Cap Value Fund
Short-term:
Expires September 30, 2017	$(14,995,800)	$—
Expires September 30, 2018	(11,878,485)	(55,289,597)

Total capital loss carryforward	$(26,874,285)	$(55,289,597)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for capital losses to be carried forward indefinitely. Rules

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Notes to Financial Statements – continued

March 31, 2012 (Unaudited)

in effect previously limited the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused. Additionally, capital losses realized in taxable years beginning after the effective date of the Act are carried over in the character (short-term or long-term) realized. Rules in effect previously treated all capital loss carryforwards as short-term.

f.  Repurchase Agreements. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

g.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the six months ended March 31, 2012, neither Fund had loaned securities under this agreement.

h.  Indemnifications. Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

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Notes to Financial Statements – continued

March 31, 2012 (Unaudited)

3.  Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2012, at value:

Small Cap Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$568,442,232	$—	$—	$568,442,232
Short-Term Investments	—	28,317,838	—	28,317,838

Total	$568,442,232	$28,317,838	$—	$596,760,070

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the six months ended March 31, 2012, there were no transfers between Levels 1, 2 and 3.

Small Cap Value Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$1,008,555,394	$—	$—	$1,008,555,394
Closed End Investment Companies	8,630,854	—	—	8,630,854
Warrants(b)	—	—	—	—
Short-Term Investments	—	18,641,357	—	18,641,357

Total	$1,017,186,248	$18,641,357	$—	$1,035,827,605

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Fair valued at zero using level 2 inputs.

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Notes to Financial Statements – continued

March 31, 2012 (Unaudited)

For the six months ended March 31, 2012, there were no transfers between Levels 1, 2 and 3.

In May, 2011, Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” was issued and is effective for interim and annual periods beginning after December 15, 2011. The ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers; and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity, and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. Notwithstanding the projected regulatory implementation date of June 30, 2012 for the Fund, Management has already implemented disclosure of all transfers between Level 1 and Level 2, and the reasons for the transfers. Management is currently evaluating the impact, if any, the Level 3 disclosures may have on the Fund’s financial statements.

4.  Purchases and Sales of Securities. For the six months ended March 31, 2012, purchases and sales of securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales
Small Cap Growth Fund	$357,361,196	$139,926,586
Small Cap Value Fund	94,626,038	160,128,035

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

Fund	Percentage of Average Daily Net Assets
Small Cap Growth Fund	0.75%
Small Cap Value Fund	0.75%

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until January 31, 2013 and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings.

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Notes to Financial Statements – continued

March 31, 2012 (Unaudited)

For the six months ended March 31, 2012, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Retail Class	Admin Class
Small Cap Growth Fund	1.00%	1.25%	—
Small Cap Value Fund	0.90%	1.15%	1.40%

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the six months ended March 31, 2012, the management fees for each Fund were as follows:

Fund	Management Fees	Percentage of Average Daily Net Assets
Small Cap Growth Fund	$1,638,354	0.75%
Small Cap Value Fund	3,688,991	0.75%

For the six months ended March 31, 2012, class-specific expenses have been reimbursed as follows:

	Reimbursement[1]
Fund	Institutional Class	Retail Class	Admin Class	Total
Small Cap Growth Fund	$—	$29,825	$—	$29,825
Small Cap Value Fund	—	126,344	44,787	171,131

1 Expense reimbursements are subject to possible recovery until September 30, 2013.

For the six months ended March 31, 2012, expense reimbursements related to the prior fiscal year were recovered as follows:

	Recovered Expenses
Fund	Institutional Class	Retail Class	Admin Class	Total
Small Cap Value Fund	$12,239	$—	$—	$12,239

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees. NGAM Distribution, which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trusts.

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Notes to Financial Statements – continued

March 31, 2012 (Unaudited)

Pursuant to Rule 12b-1 under the 1940 Act, Small Cap Growth Fund and Small Cap Value Fund have adopted a Distribution Plan relating to each Fund’s Retail Class shares (the “Retail Class Plans”) and Small Cap Value Fund has adopted a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the Retail Class Plans, each Fund pays NGAM Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Retail Class shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Retail Class shares or for payments made by NGAM Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Retail Class shares, or for providing personal services to investors and/or maintenance of shareholder accounts.

Under the Admin Class Plan, Small Cap Value Fund pays NGAM Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Admin Class shares or for payments made by NGAM Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of Small Cap Value Fund may pay NGAM Distribution an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the six months ended March 31, 2012, the Funds paid the following service and distribution fees:

	Service Fees	Distribution Fees
Fund	Admin Class	Retail Class	Admin Class
Small Cap Growth Fund	$—	$206,781	$—
Small Cap Value Fund	91,974	481,918	91,974

c.  Administrative Fees. NGAM Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion,

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Notes to Financial Statements – continued

March 31, 2012 (Unaudited)

subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

For the six months ended March 31, 2012, each Fund paid the following administrative fees to NGAM Advisors:

Fund	Administrative Fees
Small Cap Growth Fund	$100,424
Small Cap Value Fund	226,322

d.  Sub-Transfer Agent Fees. NGAM Distribution has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for a portion of the intermediary fees attributable to shares of the Funds held by the intermediaries (which generally is a percentage of the value of shares held) not to exceed what the Funds would have paid their transfer agent had each customer’s shares been registered directly with the transfer agent instead of being held through the intermediaries.

For the six months ended March 31, 2012, the Funds paid the following sub-transfer agent fees, which are reflected in transfer agent fees and expenses in the Statements of Operations:

	Sub-Transfer Agent Fees
Fund	Institutional Class	Retail Class	Admin Class
Small Cap Growth Fund	$118,141	$77,342	$—
Small Cap Value Fund	146,935	254,610	68,637

As of March 31, 2012, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees:

	Reimbursements of Sub-Transfer Agent Fees
Fund	Institutional Class	Retail Class	Admin Class
Small Cap Growth Fund	$12,868	$6,976	$—
Small Cap Value Fund	5,079	6,033	1,614

e.  Trustees Fees and Expenses. The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. Effective January 1, 2012, the Chairperson of the Board receives a retainer fee at the annual rate of $265,000. The Chairperson does not

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Notes to Financial Statements – continued

March 31, 2012 (Unaudited)

receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $95,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at an annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2012, the Chairperson of the Board received a retainer fee at the annual rate of $250,000. Each Independent Trustee (other than the Chairperson) received, in aggregate, a retainer fee at the annual rate of $80,000. All other Trustee fees remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

f.  Affiliated Ownership. At March 31, 2012, Loomis Sayles Funded Pension Plan and Trust (“Pension Plan”) and Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Retirement Plan”) held shares of beneficial interest in the Funds representing the following percentages of net assets:

Fund	Pension Plan	Retirement Plan
Small Cap Growth Fund	1.13%	1.51%
Small Cap Value Fund	1.09%	2.00%

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Notes to Financial Statements – continued

March 31, 2012 (Unaudited)

6.  Class-Specific Expenses. For the six months ended March 31, 2012, the Funds paid the following class-specific transfer agent fees and expenses (including sub-transfer agent fees):

	Transfer Agent Fees and Expenses
Fund	Institutional Class	Retail Class	Admin Class
Small Cap Growth Fund	$128,210	$148,708	$—
Small Cap Value Fund	157,978	254,872	69,272

7.  Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. Effective April 19, 2012, the commitment fee will be 0.10% per annum.

For the six months ended March 31, 2012, neither Fund had borrowings under these agreements.

8.  Brokerage Commission Recapture. Each Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on investments in the Statements of Operations. For the six months ended March 31, 2012, amounts rebated under these agreements were as follows:

Fund	Rebates
Small Cap Growth Fund	$22,509
Small Cap Value Fund	25,578

9.  Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Small Cap Growth Fund
	Six Months Ended March 31, 2012		Year Ended September 30, 2011
Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	11,610,959	$202,735,243	8,270,565	$142,244,743
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(1,876,004)	(33,165,238)	(1,769,935)	(30,230,462)

Net change	9,734,955	$169,570,005	6,500,630	$112,014,281

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Notes to Financial Statements – continued

March 31, 2012 (Unaudited)

9.  Capital Shares – continued

	Small Cap Growth Fund – continued
	Six Months Ended March 31, 2012		Year Ended September 30, 2011
Retail Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	5,474,236	$91,409,514	5,486,059	$91,670,428
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(2,016,357)	(34,270,900)	(3,253,098)	(54,352,059)

Net change	3,457,879	$57,138,614	2,232,961	$37,318,369

Increase (decrease) from capital share transactions	13,192,834	$226,708,619	8,733,591	$149,332,650

	Small Cap Value Fund
	Six Months Ended March 31, 2012		Year Ended September 30, 2011
Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	3,089,450	$82,159,404	3,546,529	$95,137,414
Issued in connection with the reinvestment of distributions	37,002	980,177	114,244	3,053,733
Redeemed	(2,275,187)	(60,539,247)	(4,186,397)	(112,560,971)

Net change	851,265	$22,600,334	(525,624)	$(14,369,824)

Retail Class
Issued from the sale of shares	725,944	$19,247,633	2,574,140	$67,167,049
Issued in connection with the reinvestment of distributions	—	—	66,486	1,762,558
Redeemed	(3,684,181)	(99,333,274)	(3,836,066)	(101,096,155)

Net change	(2,958,237)	$(80,085,641)	(1,195,440)	$(32,166,548)

Admin Class
Issued from the sale of shares	395,784	$10,229,300	1,061,267	$27,365,871
Issued in connection with the reinvestment of distributions	—	—	5,109	133,140
Redeemed	(784,745)	(20,339,058)	(1,344,604)	(35,080,134)

Net change	(388,961)	$(10,109,758)	(278,228)	$(7,581,123)

Increase (decrease) from capital share transactions	(2,495,933)	$(67,595,065)	(1,999,292)	$(54,117,495)

41  |

Loomis Sayles Bond Fund

SEMI-ANNUAL REPORT

MARCH 31, 2012

LOOMIS SAYLES BOND FUND

Fund and manager review

FUND FACTS

Managers:

Matthew Eagan, CFA

Daniel Fuss, CFA, CIC

Kathleen Gaffney, CFA

Elaine Stokes

Symbols:

Institutional Class	LSBDX
Retail Class	LSBRX
Admin Class	LBFAX

Objective:

High total investment return through a combination of current income and capital appreciation

Strategy:

The Fund will invest primarily in fixed-income securities, including investing primarily in investment-grade fixed-income securities, although it may also invest up to 35% of its assets in below investment-grade fixed-income securities and up to 20% of its assets in equity securities such as common stocks and preferred stocks (with up to 10% of its assets in common stocks).

Fund Inception Date:

May 16, 1991

Class Inception Date:

Institutional Class:

May 16, 1991

Retail Class:

December 31, 1996

Admin Class:

January 2, 1998

Net Assets:

$21,175.9 million

Market Conditions

Market anxiety from the sovereign debt crisis in Europe eased markedly during the six-month period, as the European Central Bank took action to aid Greece and restore liquidity. In addition, the release of positive domestic macroeconomic data and a prominent increase in liquidity encouraged greater risk-taking in the markets. Furthermore, better-than-expected stress test results from U.S. banks bolstered general investor optimism and lifted many corporate financial names.

Performance Results

For the six months ended March 31, 2012, Institutional Class shares of Loomis Sayles Bond Fund returned 9.27%. The fund outperformed its benchmark, the Barclays Capital U.S. Government/Credit Bond Index, which returned 1.26% for the period.

Explanation of Fund Performance

A particularly strong showing by non-U.S.-dollar-denominated holdings in the second half of the period, coupled with robust security selection, resulted in a strong contribution to return. Winners within the non-U.S.-dollar allocation included investments denominated in the New Zealand dollar, Australian dollar, Brazilian real and Canadian dollar. A rally in commodity prices and a corresponding increase in demand for these currencies buoyed these securities. In addition, the fund’s allocation to convertible securities bolstered returns, as the sector tracked equities, which surged forward throughout much of the six-month period. The high-yield sector benefited from an increase in investor risk appetite, and the allocation helped performance. High-yield industrial names outpaced high-yield financials and utilities. High-yield industrials rebounded largely because subsectors that had previously lagged, such as homebuilders, telecommunications and retail, improved.

Selected holdings in traditionally defensive industries, such as natural gas, struggled, as investors favored higher-beta (higher risk/reward potential) names.

1  |

In addition, the fund’s underweight position in government-related securities detracted from relative performance, as this sector generated solid results.

Outlook

As the second quarter begins, fixed-income investors continue to face an environment filled with opportunities and pitfalls. The sovereign debt situation in Europe is a chief ongoing concern, and the market is now focusing on Spain. Investors are taking solace in the improving U.S. economic situation, but Europe’s debt problems cast a large shadow over any sustainable recovery. So far this year, investors have generally sought out higher-risk securities for yield, but the progress (or lack thereof) in the euro zone could greatly influence their risk tolerance. In some respects, this is very similar to 2011, when cash rushed into credit, equity and other risky markets early in the year, only to reverse when political gyrations increased uncertainty. However, a resulting period of volatility can create buying opportunities for us. We continue to add credits that we believe have long-term potential for improving fundamentals.

In the first quarter of 2012, higher U.S. interest rates reinvigorated discussions surrounding the potential threat higher rates pose to fixed-income portfolios. We continue to believe that interest rates are in a period of transition and see rising rates as the next secular trend. However, given the Federal Reserve Board’s commitment to keep short-term rates low at least through the middle of 2014, the trading range in U.S. Treasuries should persist in the near term.

U.S. economic growth has been a bright spot thus far in 2012. We believe the overall health of corporate America remains intact, largely because corporate managements remain conservative. Reductions in the ranks of the unemployed, signs of potential recovery in the housing market and increased lending from financial institutions have highlighted the underlying fundamental health of the domestic economy. We anticipate a modest recovery in the United States and little to no growth in Europe and Japan. However, many areas removed from the developed world show moderate to strong growth potential.

Above all else, our conviction in the merits of fundamental credit research has not changed. We remain steadfast in our opportunistic approach as well as our long-term outlook. Our focus continues to be on maintaining yield advantage, surveying the global marketplace for opportunities, and searching out specific risk that can lead to total return opportunities for the fund.

What You Should Know

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

|  2

LOOMIS SAYLES BOND FUND

Average Annual Total Returns

March 31, 2012

	6 months	1 year	5 years	10 years

Institutional Class (Inception 5/16/91)	9.27%	6.88%	7.47%	10.57%
Retail Class (Inception 12/31/96)	9.15	6.53	7.15	10.26
Admin Class (Inception 1/2/98)	8.97	6.27	6.87	9.97

Comparative Performance
Barclays Capital U.S. Government/Credit Bond Index(c)	1.26	8.53	6.26	5.91
Lipper BBB-Rated Funds Index(c)	4.22	9.41	6.37	6.36

Gross expense ratio (before fee waivers and/or expense reimbursements)*
Institutional: 0.63% Retail: 0.92% Admin: 1.20%

Net expense ratio (after fee waivers and/or expense reimbursements)*
Institutional: 0.63% Retail: 0.92% Admin: 1.20%
*	As stated in the most recent prospectus. Waivers/reimbursements are contractual and are set to expire on 1/31/13. Contracts are reevaluated on an annual basis.

Cumulative Performance(a)

March 31, 2002 through March 31, 2012(a)(b)

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Performance data reflects certain fee waivers and/or expense reimbursements, if any, without which performance would be lower.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

(a)	Cumulative performance is shown for the Institutional Class. Performance of the Retail and Admin Classes would be lower, due to higher fees.
(b)	The mountain chart is based on the initial minimum investment of $100,000 for the Institutional Class.
(c)	See page 4 for a description of the indices.

3  |

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the fund is actively managed, there is no assurance that it will continue to invest in the securities or industries mentioned.

Index Definitions

Indexes are unmanaged and do not have expenses that affect results, unlike mutual funds. Index returns are adjusted for the reinvestment of capital gain distributions and income dividends. It is not possible to invest directly in an index.

Barclays Capital U.S. Government/Credit Bond Index is an unmanaged index that includes U.S. Treasuries, government-related issues, and investment grade U.S. corporate securities.

Lipper BBB-Rated Funds Index is an unmanaged index that tracks the average performance of the 30 largest BBB-rated funds according to Lipper Inc.

Source: Lipper, Inc.

Proxy Voting Information

A description of the fund’s proxy voting policies and procedures is available without charge, upon request, (i) by calling Loomis, Sayles & Company, L.P. at 800-633-3330; (ii) on the fund’s website, www.loomissayles.com, and (iii) on the SEC’s website, www.sec.gov. Information about how the fund voted proxies relating to portfolio securities during the 12 months ended June 30, 2011 is available on (i) the fund’s website and (ii) the SEC’s website.

Quarterly Portfolio Schedules

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
 800-SEC-0330.

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. These costs are described in more detail in the fund’s prospectus. The examples below are intended to help you understand the ongoing costs of investing in the fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class of fund shares shows the actual amount of fund expenses you would have paid on a $1,000 investment in the fund from October 1, 2011 through March 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your Class.

|  4

The second line in the table for each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Loomis Sayles Bond Fund

Institutional Class	Beginning Account Value 10/1/2011	Ending Account Value 3/31/2012	Expenses Paid During Period* 10/1/2011 – 3/31/2012
Actual	$1,000.00	$1,092.70	$3.35
Hypothetical (5% return before expenses)	$1,000.00	$1,021.80	$3.23

Retail Class
Actual	$1,000.00	$1,091.50	$4.86
Hypothetical (5% return before expenses)	$1,000.00	$1,020.35	$4.70

Admin Class
Actual	$1,000.00	$1,089.70	$6.22
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$6.01

*   Expenses are equal to the fund’s annualized expense ratio: 0.64%, 0.93% and 1.19% for Institutional, Retail and Admin Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

5  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Bond Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 82.5% of Net Assets

Non-Convertible Bonds – 73.4%

	ABS Car Loan – 0.1%
$8,685,833	Avis Budget Rental Car Funding AESOP LLC, Series 2007-2A, Class A, 0.382%, 8/20/2013, 144A(b)	$8,644,284
5,917,000	Avis Budget Rental Car Funding AESOP LLC, Series 2010-5A, Class B, 5.110%, 3/20/2017, 144A	6,307,047

		14,951,331

	Aerospace & Defense – 0.2%
1,510,000	Bombardier, Inc., 7.350%, 12/22/2026, (CAD)	1,565,619
13,664,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	14,005,600
5,200,000	Meccanica Holdings USA, Inc., 6.250%, 7/15/2019, 144A	4,646,736
3,800,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A	2,944,521
12,800,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039, 144A	10,703,462

		33,865,938

	Airlines – 1.8%
51,400,000	Air Canada, 10.125%, 8/01/2015, 144A, (CAD)	49,985,463
76,714	Continental Airlines Pass Through Trust, Series 1996-1, Class A, 6.940%, 4/15/2015	77,964
3,698,394	Continental Airlines Pass Through Trust, Series 1997-1, Class A, 7.461%, 10/01/2016	3,698,394
1,465,877	Continental Airlines Pass Through Trust, Series 1997-4, Class B, 6.900%, 7/02/2018	1,465,877
2,647,651	Continental Airlines Pass Through Trust, Series 1998-1, Class B, 6.748%, 9/15/2018	2,647,651
6,535,199	Continental Airlines Pass Through Trust, Series 1999-1, Class B, 6.795%, 2/02/2020	6,404,495
2,942,762	Continental Airlines Pass Through Trust, Series 1999-2, Class B, 7.566%, 9/15/2021	2,909,509
2,498,349	Continental Airlines Pass Through Trust, Series 2000-1, Class A-1, 8.048%, 5/01/2022	2,791,905
2,361,602	Continental Airlines Pass Through Trust, Series 2000-2, Class A-1, 7.707%, 10/02/2022	2,553,364
3,315,902	Continental Airlines Pass Through Trust, Series 2000-2, Class B, 8.307%, 10/02/2019	3,286,722
2,739,895	Continental Airlines Pass Through Trust, Series 2001-1, Class A-1, 6.703%, 12/15/2022	2,931,688
1,482,263	Continental Airlines Pass Through Trust, Series 2001-1, Class B, 7.373%, 6/15/2017	1,487,747
16,452,676	Continental Airlines Pass Through Trust, Series 2007-1, Class A, 5.983%, 10/19/2023	17,839,637
25,753,892	Continental Airlines Pass Through Trust, Series 2007-1, Class B, 6.903%, 10/19/2023	26,185,785
22,505,398	Continental Airlines Pass Through Trust, Series 2009-1, 9.000%, 1/08/2018	25,656,154

See accompanying notes to financial statements.

|  6

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Airlines – continued
$27,458,192	Continental Airlines Pass Through Trust, Series 2009-2, Class A, 7.250%, 5/10/2021	$30,753,175
5,915,000	Continental Airlines Pass Through Trust, Series 2012-1, Class B, 6.250%, 10/22/2021	6,018,513
2,703,060	Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.821%, 2/10/2024	2,959,851
4,076,328	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024	4,152,555
30,321,795	Delta Air Lines Pass Through Trust, Series 2007-1, Class C, 8.954%, 8/10/2014	30,282,377
2,496,000	Delta Air Lines, Inc., 9.500%, 9/15/2014, 144A	2,658,240
3,354,469	Northwest Airlines, Inc., Series 2002-1, Class G2, (MBIA insured), 6.264%, 5/20/2023	3,488,648
22,267,741	Northwest Airlines, Inc., Series 2007-1, Class B, 8.028%, 5/01/2019	22,713,095
2,000,000	Qantas Airways Ltd., 5.125%, 6/20/2013, 144A	2,040,780
40,565,000	Qantas Airways Ltd., 6.050%, 4/15/2016, 144A	41,726,335
24,655,093	UAL Pass Through Trust, Series 2007-1, Class A, 6.636%, 1/02/2024	26,134,399
12,884,628	UAL Pass Through Trust, Series 2009-1, 10.400%, 5/01/2018	14,688,476
26,163,534	US Airways Pass Through Trust, Series 2010-1B, Class B, 8.500%, 10/22/2018	26,163,534
19,107,000	US Airways Pass Through Trust, Series 2011-1A, Class A, 7.125%, 4/22/2025	20,062,350

		383,764,683

	Automotive – 1.6%
385,000	ArvinMeritor, Inc., 8.125%, 9/15/2015	406,175
3,700,000	Chrysler Group LLC/CG Co-Issuer, Inc., 8.250%, 6/15/2021	3,737,000
3,172,000	Cummins, Inc., 6.750%, 2/15/2027	3,770,242
6,550,000	FCE Bank PLC, EMTN, 7.125%, 1/15/2013, (EUR)	9,052,403
2,590,000	Ford Motor Co., 6.375%, 2/01/2029	2,808,720
2,611,000	Ford Motor Co., 6.500%, 8/01/2018	2,832,935
1,560,000	Ford Motor Co., 6.625%, 2/15/2028	1,727,724
64,950,000	Ford Motor Co., 6.625%, 10/01/2028	72,108,529
2,720,000	Ford Motor Co., 7.125%, 11/15/2025	2,964,800
122,204,000	Ford Motor Co., 7.450%, 7/16/2031	149,394,390
1,580,000	Ford Motor Co., 7.500%, 8/01/2026	1,769,600
55,235,000	Ford Motor Credit Co. LLC, 7.000%, 4/15/2015	60,336,449
7,040,000	Ford Motor Credit Co. LLC, 8.700%, 10/01/2014	7,962,388
8,755,000	Goodyear Tire & Rubber Co. (The), 7.000%, 5/15/2022	8,514,238
6,041,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	5,693,643
3,700,000	TRW Automotive, Inc., 7.250%, 3/15/2017, 144A	4,125,500
6,400,000	TRW Automotive, Inc., 8.875%, 12/01/2017, 144A	7,072,000

		344,276,736

See accompanying notes to financial statements.

7  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Banking – 7.6%
6,000,000	ABN Amro Bank NV, (fixed rate to 3/10/2016, variable rate thereafter), 4.310%, 3/29/2049, (EUR)	$6,061,665
100,540,000	AgriBank FCB, 9.125%, 7/15/2019, 144A	127,562,337
33,073,000	Associates Corp. of North America, 6.950%, 11/01/2018	37,434,237
2,682,000	Bank of America Corp., 5.420%, 3/15/2017	2,742,297
1,400,000	Bank of America Corp., 5.490%, 3/15/2019	1,403,315
1,065,000	Bank of America Corp., 5.650%, 5/01/2018	1,136,890
7,290,000	Bank of America Corp., 6.000%, 9/01/2017	7,939,976
4,300,000	Bank of America Corp., 6.500%, 9/15/2037	4,148,197
3,000,000	Bank of America Corp., MTN, 6.750%, 9/09/2013, (AUD)	3,143,168
33,133,000	Bank of America Corp., Series L, MTN, 7.625%, 6/01/2019	38,206,192
12,823,000	Bank of America NA, 5.300%, 3/15/2017	13,381,698
87,880,000,000	Barclays Bank PLC, EMTN, 3.680%, 8/20/2015, (KRW)	78,198,890
8,490,000	Barclays Bank PLC, EMTN, (fixed rate to 3/15/2020, variable rate thereafter), 4.750%, 3/29/2049, (EUR)	6,293,838
3,260,000	Bear Stearns Cos., Inc. (The), 4.650%, 7/02/2018	3,483,209
12,028,000	BNP Paribas Capital Trust VI, (fixed rate to 1/16/2013, variable rate thereafter), 5.868%, 1/29/2049, (EUR)	14,970,151
27,100,000	BNP Paribas S.A., (fixed rate to 10/23/2017, variable rate thereafter), 7.436%, 10/29/2049, (GBP)	33,897,031
30,900,000	BNP Paribas S.A., (fixed rate to 4/12/2016, variable rate thereafter), 4.730%, 4/29/2049, (EUR)	31,734,777
11,200,000	BNP Paribas S.A., (fixed rate to 4/13/2017, variable rate thereafter), 5.019%, 4/29/2049, (EUR)	11,501,826
34,800,000	BNP Paribas S.A., (fixed rate to 4/19/2016, variable rate thereafter), 5.945%, 4/29/2049, (GBP)	37,572,277
22,200,000	BNP Paribas S.A., (fixed rate to 6/25/2037, variable rate thereafter), 7.195%, 6/29/2049, 144A	19,702,500
39,980,000	BNP Paribas S.A., (fixed rate to 6/29/2015, variable rate thereafter), 5.186%, 6/29/2049, 144A	34,582,700
13,150,000	BNP Paribas S.A., (fixed rate to 7/13/2016, variable rate thereafter), 5.954%, 7/29/2049, (GBP)	15,564,744
42,420,000	Citigroup, Inc., 5.000%, 9/15/2014	43,931,382
5,900,000	Citigroup, Inc., 5.365%, 3/06/2036, (CAD)(c)	4,748,747
1,445,000	Citigroup, Inc., 5.850%, 12/11/2034	1,477,273
36,155,000	Citigroup, Inc., 5.875%, 2/22/2033	33,930,600
13,210,000	Citigroup, Inc., 6.000%, 10/31/2033	12,650,741
43,650,000	Citigroup, Inc., 6.125%, 5/15/2018	48,931,039
8,805,000	Citigroup, Inc., 6.125%, 8/25/2036	8,462,239
72,120,000	Citigroup, Inc., 6.375%, 8/12/2014	78,250,416
4,900,000	Citigroup, Inc., EMTN, (fixed rate to 11/30/2012, variable rate thereafter), 3.625%, 11/30/2017, (EUR)	5,682,294
87,000,000	Citigroup, Inc., MTN, 5.500%, 10/15/2014	93,343,170

See accompanying notes to financial statements.

|  8

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Banking – continued
$24,315,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Utrect, 3.375%, 1/19/2017	$24,858,173
900,000	Goldman Sachs Group, Inc. (The), 6.450%, 5/01/2036	870,831
61,545,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	60,133,958
4,065,000	Goldman Sachs Group, Inc. (The), GMTN, 5.375%, 3/15/2020	4,132,386
6,365,000	HBOS PLC, 6.000%, 11/01/2033, 144A	4,837,158
3,205,000	HBOS PLC, GMTN, 6.750%, 5/21/2018, 144A	3,008,139
12,345,000	ICICI Bank Ltd., (fixed rate to 4/30/2017, variable rate thereafter), 6.375%, 4/30/2022, 144A	11,604,300
599,419,948,660	JPMorgan Chase & Co., Zero Coupon, 4/12/2012, 144A, (IDR)	64,983,048
327,370,000,000	JPMorgan Chase & Co., EMTN, 7.070%, 3/22/2014, (IDR)	35,515,206
266,000,000,000	JPMorgan Chase Bank NA, 7.700%, 6/01/2016, 144A, (IDR)	30,727,887
4,745,000	Lloyds Banking Group PLC, (fixed rate to 5/21/2037, variable rate thereafter), 6.657%, 1/29/2049, 144A(e)	3,274,050
83,493,000	Lloyds TSB Bank PLC, MTN, 6.500%, 9/14/2020, 144A	82,593,947
4,825,000	Merrill Lynch & Co., Inc., 5.700%, 5/02/2017	4,948,086
9,600,000	Merrill Lynch & Co., Inc., 6.050%, 5/16/2016	10,107,994
36,435,000	Merrill Lynch & Co., Inc., 6.110%, 1/29/2037	34,678,760
16,800,000	Merrill Lynch & Co., Inc., 6.220%, 9/15/2026	17,123,753
100,400,000	Merrill Lynch & Co., Inc., 10.710%, 3/08/2017, (BRL)	56,237,640
1,600,000	Merrill Lynch & Co., Inc., EMTN, 1.434%, 9/14/2018, (EUR)(b)	1,722,841
4,887,000	Merrill Lynch & Co., Inc., EMTN, 4.625%, 9/14/2018, (EUR)	6,028,213
8,660,000	Merrill Lynch & Co., Inc., MTN, 6.875%, 4/25/2018	9,627,313
3,600,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034	3,276,353
1,970,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.400%, 8/28/2017	2,148,354
8,040,000	Morgan Stanley, 4.750%, 4/01/2014	8,171,567
24,355,000	Morgan Stanley, 5.500%, 7/24/2020	23,770,115
4,100,000	Morgan Stanley, 5.750%, 1/25/2021	4,025,306
1,400,000	Morgan Stanley, EMTN, 5.750%, 2/14/2017, (GBP)	2,292,077
117,500,000	Morgan Stanley, GMTN, 7.625%, 3/03/2016, (AUD)	123,545,939
11,000,000	Morgan Stanley, MTN, 6.250%, 8/09/2026	10,928,973
19,400,000	Morgan Stanley, MTN, 7.250%, 5/26/2015, (AUD)	19,871,018
9,600,000	Morgan Stanley, Series F, GMTN, 5.625%, 9/23/2019	9,488,822
11,700,000	Morgan Stanley, Series F, GMTN, 6.625%, 4/01/2018	12,320,264
7,795,000	Morgan Stanley, Series F, MTN, 5.950%, 12/28/2017	8,025,662
6,100,000	Morgan Stanley, Series G & H, GMTN, 5.125%, 11/30/2015, (GBP)	9,966,125
3,800,000	RBS Capital Trust A, (fixed rate to 6/30/2012, variable rate thereafter), 6.467%, 12/29/2049, (EUR)(e)	2,939,474
1,755,000	RBS Capital Trust C, (fixed rate to 1/12/2016, variable rate thereafter), 4.243%, 12/29/2049, (EUR)(e)	1,263,947
4,680,000	RBS Capital Trust I, (fixed rate to 7/01/2013, variable rate thereafter), 4.709%, 12/29/2049(e)	2,901,600
5,958,000	RBS Capital Trust II, (fixed rate to 1/03/2034, variable rate thereafter), 6.425%, 12/29/2049(e)	4,051,440

See accompanying notes to financial statements.

9  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Banking – continued
1,300,000	Royal Bank of Scotland PLC (The), EMTN, 4.350%, 1/23/2017, (EUR)	$1,498,875
4,800,000	Royal Bank of Scotland PLC (The), EMTN, 6.934%, 4/09/2018, (EUR)	5,960,037
6,000,000	Societe Generale S.A., (fixed rate to 12/19/2017, variable rate thereafter), 6.999%, 12/29/2049, (EUR)	6,401,758
12,900,000	Societe Generale S.A., (fixed rate to 5/22/2013, variable rate thereafter), 7.756%, 5/29/2049, (EUR)	14,711,761
2,800,000	Societe Generale S.A., MTN, 5.200%, 4/15/2021, 144A	2,689,204

		1,609,332,170

	Brokerage – 0.4%
13,130,000	Jefferies Group, Inc., 3.875%, 11/09/2015	12,965,875
19,787,000	Jefferies Group, Inc., 5.125%, 4/13/2018	19,193,390
21,845,000	Jefferies Group, Inc., 6.250%, 1/15/2036	19,715,113
16,323,000	Jefferies Group, Inc., 6.450%, 6/08/2027	16,078,155
1,700,000	Jefferies Group, Inc., 6.875%, 4/15/2021	1,729,750
5,580,000	Jefferies Group, Inc., 8.500%, 7/15/2019	6,193,800

		75,876,083

	Building Materials – 1.0%
4,805,000	Masco Corp., 4.800%, 6/15/2015	4,922,506
3,285,000	Masco Corp., 5.850%, 3/15/2017	3,366,626
19,873,000	Masco Corp., 6.125%, 10/03/2016	21,007,351
14,307,000	Masco Corp., 6.500%, 8/15/2032	13,471,786
23,972,000	Masco Corp., 7.125%, 3/15/2020	25,627,722
9,733,000	Masco Corp., 7.750%, 8/01/2029	10,038,918
18,360,000	Owens Corning, Inc., 6.500%, 12/01/2016	20,397,409
51,180,000	Owens Corning, Inc., 7.000%, 12/01/2036	54,540,223
35,870,000	USG Corp., 6.300%, 11/15/2016	33,538,450
17,605,000	USG Corp., 9.750%, 1/15/2018	17,472,962

		204,383,953

	Chemicals – 0.7%
51,205,000	Chevron Phillips Chemical Co. LLC, 8.250%, 6/15/2019, 144A	67,060,321
23,289,000	Hercules, Inc., 6.500%, 6/30/2029	18,514,755
2,915,000	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/01/2018	3,017,025
6,795,000	Methanex Corp., 5.250%, 3/01/2022	6,916,508
10,565,000	Methanex Corp., Senior Note, 6.000%, 8/15/2015	10,985,044
31,054,000	Momentive Specialty Chemicals, Inc., 7.875%, 2/15/2023(c)	25,153,740
3,486,000	Momentive Specialty Chemicals, Inc., 8.375%, 4/15/2016(c)	3,102,540
11,305,000	Momentive Specialty Chemicals, Inc., 9.200%, 3/15/2021(c)	9,722,300

		144,472,233

See accompanying notes to financial statements.

|  10

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Collateralized Mortgage Obligations – 0.2%
$2,079,005	Banc of America Alternative Loan Trust, Series 2007-1, Class 2A1, 6.706%, 4/25/2037(b)	$1,470,599
4,430,119	GSR Mortgage Loan Trust, Series 2005-AR2, Class 2A1, 2.866%, 4/25/2035(b)	3,841,714
9,118,996	WaMu Mortgage Pass Through Certificates, Series 2007-OA6, Class 2A, 2.474%, 7/25/2047(b)	5,502,904
26,017,584	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR4, Class 2A2, 2.689%, 4/25/2035(b)	24,147,857

		34,963,074

	Construction Machinery – 0.5%
60,172,000	Case New Holland, Inc., 7.750%, 9/01/2013	64,083,180
1,975,000	Joy Global, Inc., 6.625%, 11/15/2036	2,057,279
27,030,000	Toro Co., 6.625%, 5/01/2037(c)	28,496,918
6,815,000	UR Financing Escrow Corp., 7.625%, 4/15/2022, 144A	7,002,412

		101,639,789

	Consumer Cyclical Services – 0.2%
1,000,000	ServiceMaster Co. (The), 7.100%, 3/01/2018	942,500
6,175,000	ServiceMaster Co. (The), 7.450%, 8/15/2027	5,264,187
34,803,000	Western Union Co. (The), 6.200%, 11/17/2036	36,505,041
1,575,000	Western Union Co. (The), 6.200%, 6/21/2040	1,629,884

		44,341,612

	Consumer Products – 0.0%
7,210,000	Snap-on, Inc., 6.700%, 3/01/2019	8,749,349

	Distributors – 0.0%
3,805,000	ONEOK, Inc., 6.000%, 6/15/2035	4,055,913

	Diversified Manufacturing – 0.4%
8,473,000	Fibria Overseas Finance Ltd., 7.500%, 5/04/2020, 144A	8,950,030
1,435,000	Textron Financial Corp., 5.400%, 4/28/2013	1,488,269
3,135,000	Textron Financial Corp., (fixed rate to 2/15/2017, variable rate thereafter), 6.000%, 2/15/2067, 144A	2,382,600
550,000	Textron Financial Corp., Series E, MTN, 5.125%, 8/15/2014	572,990
19,900,000	Textron, Inc., 3.875%, 3/11/2013, (EUR)	26,975,889
7,145,000	Textron, Inc., 5.600%, 12/01/2017	7,747,709
23,658,000	Textron, Inc., EMTN, 6.625%, 4/07/2020, (GBP)	42,286,554

		90,404,041

	Electric – 2.8%
4,875,000	AES Corp. (The), 7.750%, 3/01/2014	5,265,000
11,739,910	AES Ironwood LLC, 8.857%, 11/30/2025	13,148,699
1,305,319	AES Red Oak LLC, Series A, 8.540%, 11/30/2019	1,383,638
71,324,475	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	76,815,033

See accompanying notes to financial statements.

11  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Electric – continued
$3,105,000	Ameren Illinois Co., 6.250%, 4/01/2018	$3,641,262
93,100,864	Bruce Mansfield Unit, 6.850%, 6/01/2034	98,657,123
4,204,380	CE Generation LLC, 7.416%, 12/15/2018	4,383,066
46,650,000	Cleveland Electric Illuminating Co. (The), 5.950%, 12/15/2036	50,169,229
5,295,000	Dynegy Holdings, Inc., 7.125%, 5/15/2018(d)	3,468,225
11,835,000	Dynegy Holdings, Inc., 7.625%, 10/15/2026(d)	7,751,925
3,504,000	Dynegy Holdings, Inc., 7.750%, 6/01/2019(d)	2,303,880
23,200,000	Edison Mission Energy, 7.625%, 5/15/2027	13,746,000
49,635,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	40,348,292
22,100,000	EDP Finance BV, 5.375%, 11/02/2012, 144A	22,111,050
12,041,000	EDP Finance BV, 6.000%, 2/02/2018, 144A	10,641,655
4,150,000	EDP Finance BV, EMTN, 4.625%, 6/13/2016, (EUR)	4,842,997
2,750,000	EDP Finance BV, EMTN, 4.750%, 9/26/2016, (EUR)	3,202,246
250,000	EDP Finance BV, EMTN, 5.875%, 2/01/2016, (EUR)	306,231
3,700,000	EDP Finance BV, EMTN, 8.625%, 1/04/2024, (GBP)	5,317,532
9,663,000	Endesa S.A./Cayman Islands, 7.875%, 2/01/2027	11,564,572
7,425,000	Energy Future Holdings Corp., 10.000%, 1/15/2020	8,056,125
4,250,000	Enersis S.A., Cayman Islands, 7.400%, 12/01/2016	5,012,127
25,460,000	ITC Holdings Corp., 5.875%, 9/30/2016, 144A	29,061,597
23,245,000	NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027(c)(d)	6,043,700
192,108	Salton Sea Funding Corp., Series F, 7.475%, 11/30/2018	205,086
23,535,000	Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 11.500%, 10/01/2020, 144A	15,356,588
70,980,000	TXU Corp., Series P, 5.550%, 11/15/2014	51,992,850
140,586,000	TXU Corp., Series Q, 6.500%, 11/15/2024	73,807,650
9,406,000	TXU Corp., Series R, 6.550%, 11/15/2034	4,703,000
9,175,000	White Pine Hydro LLC, 6.310%, 7/10/2017(c)	8,345,672
14,695,000	White Pine Hydro LLC, 6.960%, 7/10/2037(c)	12,368,194
5,000,000	White Pine Hydro Portfolio LLC, 7.260%, 7/20/2015(c)	4,524,300

		598,544,544

	Entertainment – 0.0%
10,000	Time Warner, Inc., 7.625%, 4/15/2031	12,804

	Financial Other – 0.5%
71,260,000	Aviation Capital Group Corp., 6.750%, 4/06/2021, 144A	69,115,787
38,476,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A	48,363,639

		117,479,426

	Food & Beverage – 0.2%
30,905,000	Corn Products International, Inc., 6.625%, 4/15/2037	34,946,632
6,400,000	Viterra, Inc., 6.406%, 2/16/2021, 144A, (CAD)	7,114,911

		42,061,543

See accompanying notes to financial statements.

|  12

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Gaming – 0.3%
$1,625,000	MGM Resorts International, 6.625%, 7/15/2015	$1,669,688
1,730,000	MGM Resorts International, 6.875%, 4/01/2016	1,747,300
1,415,000	MGM Resorts International, 7.500%, 6/01/2016	1,457,450
3,545,000	MGM Resorts International, 7.625%, 1/15/2017	3,660,212
54,170,000	MGM Resorts International, 8.625%, 2/01/2019, 144A	58,097,325

		66,631,975

	Government Guaranteed – 0.5%
29,556,000	Instituto de Credito Oficial, MTN, 5.500%, 10/11/2012, (AUD)	30,263,250
92,365,000	Queensland Treasury Corp., 7.125%, 9/18/2017, 144A, (NZD)	84,708,145

		114,971,395

	Government Owned – No Guarantee – 0.7%
34,515,000	DP World Ltd., 6.850%, 7/02/2037, 144A	33,306,975
152,980,000,000	Export-Import Bank of Korea, 6.600%, 11/04/2013, 144A, (IDR)	16,803,709
691,350,000,000	Export-Import Bank of Korea, 8.300%, 3/15/2014, 144A, (IDR)	77,527,372
17,955,000	Petroleos de Venezuela S.A., 5.375%, 4/12/2027	11,042,325

		138,680,381

	Healthcare – 2.1%
7,100,000	Boston Scientific Corp., 5.125%, 1/12/2017	7,818,307
3,725,000	Boston Scientific Corp., 5.450%, 6/15/2014	4,027,600
15,410,000	Boston Scientific Corp., 6.000%, 1/15/2020	17,687,475
7,230,000	Boston Scientific Corp., 6.400%, 6/15/2016	8,324,130
22,142,000	Boston Scientific Corp., 7.000%, 11/15/2035	26,525,164
13,400,000	HCA, Inc., 5.750%, 3/15/2014	13,902,500
4,985,000	HCA, Inc., 5.875%, 3/15/2022	4,991,231
7,800,000	HCA, Inc., 6.250%, 2/15/2013	8,004,750
17,380,000	HCA, Inc., 6.375%, 1/15/2015	18,335,900
58,750,000	HCA, Inc., 6.500%, 2/15/2016	62,568,750
3,045,000	HCA, Inc., 6.750%, 7/15/2013	3,166,800
27,204,000	HCA, Inc., 7.050%, 12/01/2027	24,415,590
20,287,000	HCA, Inc., 7.190%, 11/15/2015	21,504,220
27,148,000	HCA, Inc., 7.500%, 12/15/2023	25,926,340
26,465,000	HCA, Inc., 7.500%, 11/06/2033	24,810,938
70,501,000	HCA, Inc., 7.690%, 6/15/2025	67,945,339
44,984,000	HCA, Inc., 8.360%, 4/15/2024	45,883,680
21,924,000	HCA, Inc., MTN, 7.580%, 9/15/2025	20,718,180
12,446,000	HCA, Inc., MTN, 7.750%, 7/15/2036	11,512,550
3,875,000	Kindred Healthcare, Inc., 8.250%, 6/01/2019	3,376,094
4,710,000	Owens & Minor, Inc., 6.350%, 4/15/2016(c)	5,086,889
34,198,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	29,239,290

		455,771,717

See accompanying notes to financial statements.

13  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Home Construction – 0.5%
$16,729,000	K. Hovnanian Enterprises, Inc., 5.000%, 11/01/2021, 144A	$11,292,075
19,270,000	K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2016	11,224,775
1,650,000	K. Hovnanian Enterprises, Inc., 7.500%, 5/15/2016	961,125
210,000	KB Home, 5.875%, 1/15/2015	206,850
2,835,000	KB Home, 8.000%, 3/15/2020	2,806,650
6,007,000	Pulte Group, Inc., 5.200%, 2/15/2015	6,127,140
65,355,000	Pulte Group, Inc., 6.000%, 2/15/2035	50,976,900
17,240,000	Pulte Group, Inc., 6.375%, 5/15/2033	13,878,200

		97,473,715

	Independent Energy – 0.2%
9,585,000	Anadarko Petroleum Corp., 6.375%, 9/15/2017	11,389,060
1,775,000	EQT Corp., 8.125%, 6/01/2019	2,073,983
8,782,000	Pioneer Natural Resources Co., 7.200%, 1/15/2028	10,610,491
9,825,000	QEP Resources, Inc., 6.875%, 3/01/2021	10,856,625

		34,930,159

	Industrial Other – 0.1%
10,540,000	Worthington Industries, Inc., 6.500%, 4/15/2020	11,345,446

	Life Insurance – 1.6%
6,900,000	American International Group, Inc., 6.250%, 3/15/2087	6,210,000
99,895,000	American International Group, Inc., (fixed rate to 5/15/2038, variable rate thereafter), 8.175%, 5/15/2068	105,738,857
8,400,000	American International Group, Inc., EMTN, 5.000%, 4/26/2023, (GBP)	12,376,180
3,245,000	American International Group, Inc., Series G, MTN, 5.600%, 10/18/2016	3,514,199
29,065,000	American International Group, Inc., Series G, MTN, 5.850%, 1/16/2018	31,608,362
7,075,000	American International Group, Inc., Series MP, GMTN, 5.450%, 5/18/2017	7,605,908
4,145,000	American International Group, Inc., Series MPLE, 4.900%, 6/02/2014, (CAD)	4,237,794
6,655,000	ASIF III Jersey Ltd., Series 2003-G, EMTN, 4.750%, 9/11/2013, (EUR)	9,113,828
3,000,000	AXA S.A., (fixed rate to 12/14/2036, variable rate thereafter), 6.379%, 12/29/2049, 144A	2,467,500
1,185,000	AXA S.A., EMTN, (fixed rate to 10/16/2019, variable rate thereafter), 6.772%, 10/29/2049, (GBP)	1,459,465
11,700,000	AXA S.A., EMTN, (fixed rate to 4/16/2020, variable rate thereafter), 5.250%, 4/16/2040, (EUR)	13,351,090
15,000,000	Forethought Financial Group, Inc., 8.625%, 4/15/2021, 144A	14,812,365
2,030,000	MetLife Capital Trust X, 9.250%, 4/08/2068, 144A	2,446,150
22,550,000	MetLife, Inc., 6.400%, 12/15/2066	22,099,000

See accompanying notes to financial statements.

|  14

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Life Insurance – continued
$10,175,000	MetLife, Inc., 10.750%, 8/01/2069	$13,965,187
57,985,000	Mutual of Omaha Insurance Co., 6.800%, 6/15/2036, 144A	61,606,163
12,950,000	NLV Financial Corp., 7.500%, 8/15/2033, 144A	12,111,345
5,670,000	Penn Mutual Life Insurance Co. (The), 6.650%, 6/15/2034, 144A	5,980,484
9,965,000	Unum Group, 7.125%, 9/30/2016	11,377,050

		342,080,927

	Local Authorities – 1.7%
19,650,000	New South Wales Treasury Corp., 5.500%, 8/01/2013, (AUD)	20,757,465
110,680,000	New South Wales Treasury Corp., 6.000%, 5/01/2012, (AUD)	114,815,233
15,305,000	New South Wales Treasury Corp., Series 12RG, 6.000%, 5/01/2012, (AUD)	15,873,037
95,840,000	New South Wales Treasury Corp., Series 17RG, 5.500%, 3/01/2017, (AUD)	104,827,640
1,507,000	Ontario Hydro, Zero Coupon, 11/27/2020, (CAD)	1,158,220
11,222,271	Province of Alberta, 5.930%, 9/16/2016, (CAD)	12,514,894
1,490,000	Province of Ontario, 5.000%, 3/08/2014, (CAD)	1,594,806
83,490,000	Queensland Treasury Corp., Series 14, 5.750%, 11/21/2014, (AUD)	89,600,809

		361,142,104

	Lodging – 0.0%
8,450,000	Wyndham Worldwide Corp., 5.750%, 2/01/2018	9,409,683

	Media Cable – 0.5%
20,860,000	Comcast Corp., 6.950%, 8/15/2037	26,410,304
37,585,000	Shaw Communications, Inc., 5.650%, 10/01/2019, (CAD)	42,269,890
26,541,000	Time Warner Cable, Inc., 6.750%, 7/01/2018	32,382,594

		101,062,788

	Media Non-Cable – 0.2%
42,100,000	R.R. Donnelley & Sons Co., 8.250%, 3/15/2019	41,889,500

	Metals & Mining – 0.7%
11,557,000	Alcoa, Inc., 5.720%, 2/23/2019	12,314,330
4,935,000	Alcoa, Inc., 5.870%, 2/23/2022	5,142,028
2,050,000	Alcoa, Inc., 5.950%, 2/01/2037	1,994,640
6,490,000	Alcoa, Inc., 6.750%, 1/15/2028	6,600,908
15,150,000	Algoma Acquisition Corp., 9.875%, 6/15/2015, 144A	13,786,500
9,473,000	ArcelorMittal, 6.125%, 6/01/2018	9,953,347
8,135,000	ArcelorMittal, 6.750%, 3/01/2041	7,623,455
3,635,000	ArcelorMittal, 7.000%, 10/15/2039	3,471,923
11,175,000	United States Steel Corp., 6.050%, 6/01/2017	11,398,500
9,625,000	United States Steel Corp., 6.650%, 6/01/2037	8,085,000
23,520,000	United States Steel Corp., 7.000%, 2/01/2018	24,166,800
37,725,000	United States Steel Corp., 7.500%, 3/15/2022	37,725,000

		142,262,431

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Bond Fund – continued

Principal Amount (‡)		Description	Value (†)

Bonds and Notes – continued

		Mortgage Related – 0.0%
$161,840		FHLMC, 5.000%, 12/01/2031	$174,820

		Non-Captive Consumer – 4.3%
3,100,000		AGFC Capital Trust I, (fixed rate to 1/15/2017, variable rate thereafter), 6.000%, 1/15/2067, 144A	1,410,500
86,353,000		Residential Capital LLC, 9.625%, 5/15/2015	73,400,050
1,305,000		SLM Corp., 6.000%, 5/10/2012, (AUD)	1,347,468
150,125	(††)	SLM Corp., 6.000%, 12/15/2043	3,284,360
27,880,000		SLM Corp., MTN, 5.050%, 11/14/2014	28,570,755
4,875,000		SLM Corp., MTN, 5.125%, 8/27/2012	4,911,533
8,000,000		SLM Corp., MTN, 7.250%, 1/25/2022	8,358,592
2,030,000		SLM Corp., MTN, 8.000%, 3/25/2020	2,192,400
5,285,000		SLM Corp., Series A, MTN, 0.860%, 1/27/2014(b)	5,047,899
76,745,000		SLM Corp., Series A, MTN, 5.000%, 10/01/2013	78,471,762
57,166,000		SLM Corp., Series A, MTN, 5.000%, 4/15/2015	58,176,981
23,623,000		SLM Corp., Series A, MTN, 5.000%, 6/15/2018	22,672,505
28,262,000		SLM Corp., Series A, MTN, 5.375%, 1/15/2013	28,827,890
29,550,000		SLM Corp., Series A, MTN, 5.375%, 5/15/2014	30,513,448
45,279,000		SLM Corp., Series A, MTN, 5.625%, 8/01/2033	38,657,037
140,870,000		SLM Corp., Series A, MTN, 8.450%, 6/15/2018	157,070,050
38,381,000		Springleaf Finance Corp., 3.250%, 1/16/2013, (EUR)	46,723,534
4,690,000		Springleaf Finance Corp., MTN, 5.750%, 9/15/2016	3,693,375
11,370,000		Springleaf Finance Corp., Series H, MTN, 5.375%, 10/01/2012	10,915,200
4,955,000		Springleaf Finance Corp., Series I, MTN, 5.400%, 12/01/2015	4,100,262
23,472,000		Springleaf Finance Corp., Series I, MTN, 5.850%, 6/01/2013	21,652,920
4,800,000		Springleaf Finance Corp., Series J, MTN, 5.900%, 9/15/2012	4,620,000
935,000		Springleaf Finance Corp., Series J, MTN, 6.500%, 9/15/2017	719,950
351,315,000		Springleaf Finance Corp., Series J, MTN, 6.900%, 12/15/2017	274,025,700

			909,364,171

		Non-Captive Diversified – 4.9%
4,145,000		Aircastle Ltd., 7.625%, 4/15/2020, 144A	4,145,000
30,190,000		Ally Financial, Inc., 6.750%, 12/01/2014	31,624,025
23,588,000		Ally Financial, Inc., 7.500%, 12/31/2013	25,062,250
50,810,000		Ally Financial, Inc., 7.500%, 9/15/2020	54,874,800
44,981,000		Ally Financial, Inc., 8.000%, 12/31/2018	47,792,312
45,762,000		Ally Financial, Inc., 8.000%, 11/01/2031	50,452,605
62,225,000		Ally Financial, Inc., 8.300%, 2/12/2015	67,747,469
45,800,000		General Electric Capital Corp., Series A, EMTN, 5.500%, 2/01/2017, (NZD)	38,156,685
89,985,000		General Electric Capital Corp., Series A, EMTN, 6.750%, 9/26/2016, (NZD)	77,861,145
15,000,000		General Electric Capital Corp., Series A, GMTN, 2.960%, 5/18/2012, (SGD)	11,954,847

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Non-Captive Diversified – continued
84,065,000	General Electric Capital Corp., Series A, GMTN, 7.625%, 12/10/2014, (NZD)	$74,186,167
22,590,000	General Electric Capital Corp., Series A, MTN, 0.867%, 5/13/2024(b)	17,955,526
266,643,000	General Electric Capital Corp., Series A, MTN, 6.500%, 9/28/2015, (NZD)	228,034,206
360,000	International Lease Finance Corp., 5.875%, 5/01/2013	368,100
31,085,000	International Lease Finance Corp., 6.250%, 5/15/2019	30,683,351
13,466,000	International Lease Finance Corp., 6.375%, 3/25/2013	13,836,315
17,700,000	International Lease Finance Corp., 8.250%, 12/15/2020	19,473,717
35,950,000	International Lease Finance Corp., 8.625%, 9/15/2015	39,545,000
7,645,000	International Lease Finance Corp., Series R, MTN, 5.625%, 9/20/2013	7,740,563
3,545,000	International Lease Finance Corp., Series R, MTN, 5.650%, 6/01/2014	3,607,038
3,865,000	iStar Financial, Inc., 5.500%, 6/15/2012	3,845,675
33,955,000	iStar Financial, Inc., 5.850%, 3/15/2017	29,795,513
29,057,000	iStar Financial, Inc., 5.875%, 3/15/2016	26,042,336
12,655,000	iStar Financial, Inc., 6.050%, 4/15/2015	11,579,325
46,795,000	iStar Financial, Inc., 8.625%, 6/01/2013	46,444,037
9,690,000	iStar Financial, Inc., Series B, 5.700%, 3/01/2014	8,817,900
60,205,000	iStar Financial, Inc., Series B, 5.950%, 10/15/2013	57,345,262

		1,028,971,169

	Oil Field Services – 1.0%
15,693,000	Nabors Industries, Inc., 6.150%, 2/15/2018	18,312,067
134,360,000	Nabors Industries, Inc., 9.250%, 1/15/2019	172,481,963
4,497,000	Parker Drilling Co., 9.125%, 4/01/2018	4,766,820
23,050,000	Rowan Cos., Inc., 7.875%, 8/01/2019	27,510,498

		223,071,348

	Packaging – 0.1%
3,450,000	OI European Group BV, 6.875%, 3/31/2017, 144A, (EUR)	4,727,799
18,644,000	Owens-Illinois, Inc., 7.800%, 5/15/2018	20,927,890

		25,655,689

	Paper – 1.5%
29,283,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	34,466,384
32,327,000	Georgia-Pacific LLC, 7.375%, 12/01/2025	39,430,955
470,000	Georgia-Pacific LLC, 7.700%, 6/15/2015	549,269
88,057,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	109,725,979
4,784,000	Georgia-Pacific LLC, 8.000%, 1/15/2024	6,089,989
16,307,000	Georgia-Pacific LLC, 8.875%, 5/15/2031	21,998,844
4,447,000	International Paper Co., 6.875%, 11/01/2023	5,014,877
10,392,000	International Paper Co., 8.700%, 6/15/2038	14,085,057
24,586,000	Westvaco Corp., 7.950%, 2/15/2031	26,621,180
36,799,000	Westvaco Corp., 8.200%, 1/15/2030	40,753,568

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Paper – continued
$4,127,000	Weyerhaeuser Co., 6.950%, 10/01/2027	$4,332,194
14,035,000	Weyerhaeuser Co., 7.375%, 3/15/2032	14,951,289

		318,019,585

	Pipelines – 2.2%
27,325,000	DCP Midstream LP, 6.450%, 11/03/2036, 144A	30,431,279
1,000,000	El Paso Corp., GMTN, 7.800%, 8/01/2031	1,136,609
7,325,000	Energy Transfer Partners LP, 6.125%, 2/15/2017	8,183,995
11,435,000	Energy Transfer Partners LP, 6.625%, 10/15/2036	11,862,212
22,725,000	Enterprise Products Operating LLC, 6.300%, 9/15/2017	26,790,002
7,500,000	Florida Gas Transmission Co., 7.900%, 5/15/2019, 144A	9,078,810
31,400,000	IFM US Colonial Pipeline 2 LLC, 6.450%, 5/01/2021, 144A	33,697,287
54,221,388	Maritimes & Northeast Pipeline LLC, 7.500%, 5/31/2014, 144A(c)	58,008,210
116,405,000	NGPL PipeCo LLC, 7.119%, 12/15/2017, 144A	106,070,564
57,010,000	NiSource Finance Corp., 6.400%, 3/15/2018	66,776,896
1,235,000	NiSource Finance Corp., 6.800%, 1/15/2019	1,461,998
28,845,000	Plains All American Pipeline LP, 6.125%, 1/15/2017	33,355,868
56,655,000	Plains All American Pipeline LP, 6.650%, 1/15/2037	66,235,587
1,945,000	Rockies Express Pipeline LLC, 6.875%, 4/15/2040, 144A	1,551,137
5,572,000	Transportadora de Gas del Sur S.A., 7.875%, 5/14/2017, 144A	4,931,220

		459,571,674

	Property & Casualty Insurance – 0.6%
22,060,000	Hanover Insurance Group, Inc. (The), 6.375%, 6/15/2021	23,260,638
4,090,000	Hanover Insurance Group, Inc. (The), 7.500%, 3/01/2020	4,628,759
16,825,000	Liberty Mutual Group, Inc., 6.500%, 3/15/2035, 144A	17,452,505
2,000,000	Liberty Mutual Group, Inc., (fixed rate to 3/15/2017, variable rate thereafter), 7.000%, 3/07/2067, 144A	1,800,000
46,522,000	Marsh & McLennan Cos., Inc., 5.875%, 8/01/2033	51,217,186
12,885,000	MBIA Insurance Corp., (fixed rate to 1/15/2013, variable rate thereafter), 14.000%, 1/15/2033, 144A	7,795,425
3,375,000	Nationwide Mutual Insurance Co., 6.600%, 4/15/2034, 144A	3,282,262
12,080,000	White Mountains Re Group Ltd., 6.375%, 3/20/2017, 144A	12,654,694
6,575,000	XL Group PLC, 6.250%, 5/15/2027	6,857,495
2,110,000	XL Group PLC, 6.375%, 11/15/2024	2,333,400

		131,282,364

	Property Trust – 0.4%
68,360,000	WEA Finance LLC/WT Finance Australia Property Ltd., 6.750%, 9/02/2019, 144A	79,039,678

	Railroads – 0.0%
7,944,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(c)	6,355,200
63,300	Missouri Pacific Railroad Co., Series A, 4.750%, 1/01/2020(c)	55,704

		6,410,904

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Real Estate Operations/Development – 0.0%
$7,750,000	First Industrial LP, 5.950%, 5/15/2017	$7,526,498

	REITs – Apartments – 0.3%
2,565,000	Camden Property Trust, 5.000%, 6/15/2015	2,749,660
40,075,000	Camden Property Trust, 5.700%, 5/15/2017	44,821,323
4,680,000	ERP Operating LP, 5.125%, 3/15/2016	5,127,520
3,000,000	ERP Operating LP, 5.375%, 8/01/2016	3,336,798

		56,035,301

	REITs – Diversified – 0.0%
5,720,000	Duke Realty LP, 5.950%, 2/15/2017	6,392,466

	REITs – Office Property – 0.3%
57,890,000	Highwoods Properties, Inc., 5.850%, 3/15/2017	61,525,724
5,640,000	Highwoods Properties, Inc., 7.500%, 4/15/2018	6,469,745

		67,995,469

	REITs – Regional Malls – 0.1%
9,032,000	Simon Property Group LP, 5.750%, 12/01/2015	10,184,718
1,690,000	Simon Property Group LP, 6.125%, 5/30/2018	1,989,737

		12,174,455

	REITs – Warehouse/Industrials – 0.1%
6,022,000	ProLogis LP, 5.625%, 11/15/2015	6,558,072
6,110,000	ProLogis LP, 5.625%, 11/15/2016	6,465,669
6,375,000	ProLogis LP, 5.750%, 4/01/2016	6,949,164
2,332,000	ProLogis LP, 6.625%, 5/15/2018	2,654,614
1,595,000	ProLogis LP, 6.875%, 3/15/2020	1,832,151
3,020,000	ProLogis LP, 7.375%, 10/30/2019	3,525,811

		27,985,481

	Retailers – 0.9%
1,920,000	Dillard’s, Inc., 6.625%, 1/15/2018	1,963,200
4,680,000	Dillard’s, Inc., 7.000%, 12/01/2028	4,375,800
1,740,000	Dillard’s, Inc., 7.130%, 8/01/2018	1,831,350
7,182,000	Dillard’s, Inc., 7.750%, 7/15/2026	7,074,270
1,000,000	Dillard’s, Inc., 7.750%, 5/15/2027	970,000
14,269,000	Foot Locker, Inc., 8.500%, 1/15/2022	15,374,847
5,160,000	J.C. Penney Corp., Inc., 5.750%, 2/15/2018	5,282,550
50,232,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	44,141,370
2,798,000	J.C. Penney Corp., Inc., 7.125%, 11/15/2023	2,927,408
5,580,000	J.C. Penney Corp., Inc., 7.625%, 3/01/2097	5,022,000
28,445,000	Macy’s Retail Holdings, Inc., 6.375%, 3/15/2037	32,038,770
14,133,000	Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	14,935,585
2,098,000	Macy’s Retail Holdings, Inc., 6.900%, 4/01/2029	2,446,891
1,485,000	Macy’s Retail Holdings, Inc., 7.875%, 7/15/2015	1,747,349

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Retailers – continued
$9,245,000	Marks & Spencer PLC, 7.125%, 12/01/2037, 144A	$9,557,000
39,965,000	Toys R Us, Inc., 7.375%, 10/15/2018	35,868,587
11,255,000	Toys R Us, Inc., 7.875%, 4/15/2013	11,648,925

		197,205,902

	Sovereigns – 2.0%
10,000,000,000	Indonesia Government International Bond, 9.500%, 7/15/2023, (IDR)	1,375,073
25,000,000,000	Indonesia Treasury Bond, 10.250%, 7/15/2027, (IDR)	3,663,326
88,974,000,000	Indonesia Treasury Bond, Series FR43, 10.250%, 7/15/2022, (IDR)	12,756,949
498,832,000,000	Indonesia Treasury Bond, Series FR44, 10.000%, 9/15/2024, (IDR)	71,109,636
317,658,000,000	Indonesia Treasury Bond, Series FR52, 10.500%, 8/15/2030, (IDR)	47,780,120
378,003,000,000	Indonesia Treasury Bond, Series ZC3, Zero Coupon, 11/20/2012, (IDR)	40,401,592
98,690,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	64,605,741
10,025,000	Republic of Brazil, 12.500%, 1/05/2016, (BRL)	6,628,598
114,735,000	Republic of Brazil, 12.500%, 1/05/2022, (BRL)	83,468,778
26,800,000	Republic of Croatia, 6.750%, 11/05/2019, 144A	26,900,500
7,413,690,000	Republic of Iceland, 4.250%, 8/24/2012, (ISK)	38,623,780
4,616,100,000	Republic of Iceland, 7.250%, 5/17/2013, (ISK)	24,782,687

		422,096,780

	Supermarkets – 0.6%
3,675,000	American Stores Co., 7.900%, 5/01/2017	3,491,250
13,145,000	American Stores Co., Series B, MTN, 7.100%, 3/20/2028	9,760,163
100,590,000	New Albertson’s, Inc., 7.450%, 8/01/2029	76,951,350
20,550,000	New Albertson’s, Inc., 7.750%, 6/15/2026	16,645,500
13,925,000	New Albertson’s, Inc., 8.000%, 5/01/2031	10,548,187
3,880,000	New Albertson’s, Inc., 8.700%, 5/01/2030	3,181,600
17,575,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	12,390,375

		132,968,425

	Supranational – 2.1%
8,660,000	European Bank for Reconstruction & Development, GMTN, 9.000%, 4/28/2014, (BRL)	4,891,196
8,516,200	European Financial Stability Facility, 0.400%, 3/12/2013, (EUR)	11,330,146
8,516,200	European Financial Stability Facility, 1.000%, 3/12/2014, (EUR)	11,334,678
11,505,000	European Investment Bank, 11.250%, 2/14/2013, (BRL)	6,498,565
837,962,640,000	European Investment Bank, EMTN, Zero Coupon, 4/24/2013, 144A, (IDR)	86,243,071
18,525,000	European Investment Bank, MTN, 6.000%, 8/06/2020, (AUD)	19,751,703
71,230,000	European Investment Bank, MTN, 6.250%, 4/15/2015, (AUD)	76,956,712
345,270,000,000	Inter-American Development Bank, EMTN, Zero Coupon, 5/20/2013, (IDR)	35,384,133

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Supranational – continued
185,840,000	Inter-American Development Bank, EMTN, 6.000%, 12/15/2017, (NZD)	$164,421,287
40,000,000	International Bank for Reconstruction & Development, 1.430%, 3/05/2014, (SGD)	32,132,692

		448,944,183

	Technology – 1.5%
1,940,000	Advanced Micro Devices, Inc., 7.750%, 8/01/2020	2,134,000
65,276,000	Agilent Technologies, Inc., 6.500%, 11/01/2017	78,512,210
11,600,000	Alcatel-Lucent, 8.500%, 1/15/2016, (EUR)	15,981,456
1,000,000	Alcatel-Lucent, EMTN, 6.375%, 4/07/2014, (EUR)	1,363,708
82,222,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	64,955,380
5,166,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	4,042,395
2,630,000	Arrow Electronics, Inc., 6.875%, 6/01/2018	3,035,525
12,555,000	Avnet, Inc., 5.875%, 3/15/2014	13,311,401
50,915,000	Avnet, Inc., 6.000%, 9/01/2015	56,251,605
15,245,000	Avnet, Inc., 6.625%, 9/15/2016	17,276,838
10,821,000	Corning, Inc., 6.850%, 3/01/2029	12,554,881
5,645,000	Corning, Inc., 7.250%, 8/15/2036	6,746,108
15,578,000	Equifax, Inc., 7.000%, 7/01/2037	18,158,807
143,000	Freescale Semiconductor, Inc., 8.875%, 12/15/2014	146,754
2,080,000	Freescale Semiconductor, Inc., 10.125%, 12/15/2016	2,220,400
929,000	Motorola Solutions, Inc., 6.000%, 11/15/2017	1,071,462
4,385,000	Motorola Solutions, Inc., 6.625%, 11/15/2037	4,655,634
2,955,000	Nortel Networks Capital Corp., 7.875%, 6/15/2026(d)	3,213,563
4,048,000	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	4,860,575
40,000	Xerox Corp., 6.350%, 5/15/2018	46,410
615,000	Xerox Corp., MTN, 7.200%, 4/01/2016	715,211

		311,254,323

	Tobacco – 0.5%
71,085,000	Reynolds American, Inc., 6.750%, 6/15/2017	84,680,575
17,990,000	Reynolds American, Inc., 7.250%, 6/15/2037	20,987,116

		105,667,691

	Transportation Services – 0.4%
20,994,000	APL Ltd., 8.000%, 1/15/2024(c)	14,485,860
19,862,358	Atlas Air Pass Through Trust, Series 1998-1, Class B, 7.680%, 7/02/2015	18,869,240
6,552,024	Atlas Air Pass Through Trust, Series 1998-1, Class C, 8.010%, 7/02/2011(e)(f)	5,241,619
9,547,471	Atlas Air Pass Through Trust, Series 1999-1, Class A-1, 7.200%, 7/02/2020	9,547,471

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Bond Fund – continued

Principal Amount (‡)		Description	Value (†)

Bonds and Notes – continued

		Transportation Services – continued
$176,161		Atlas Air Pass Through Trust, Series 1999-1, Class A-2, 6.880%, 4/02/2014	$176,161
9,707,687		Atlas Air Pass Through Trust, Series 1999-1, Class B, 7.630%, 7/02/2016	8,348,611
15,689,997		Atlas Air Pass Through Trust, Series 1999-1, Class C, 8.770%, 7/02/2012(e)	11,924,398
5,946,501		Atlas Air Pass Through Trust, Series 2000-1, Class B, 9.057%, 7/02/2017	5,708,641
201,720		Atlas Air Pass Through Trust, Series 2000-1, Class C, 9.702%, 7/02/2011(e)(f)	161,376
2,675,000		Erac USA Finance Co., 7.000%, 10/15/2037, 144A	3,051,728

			77,515,105

		Treasuries – 17.6%
164,160,000		Canadian Government, 1.750%, 3/01/2013, (CAD)	165,572,094
587,055,000		Canadian Government, 2.000%, 9/01/2012, (CAD)	591,021,866
414,487,000		Canadian Government, 3.500%, 6/01/2013, (CAD)	427,032,353
94,395,000		Canadian Government, 3.750%, 6/01/2012, (CAD)	95,065,025
246,645,000		Canadian Government, 3.750%, 6/01/2019, (CAD)	278,607,838
297,760,000		Canadian Government, 4.250%, 6/01/2018, (CAD)	342,526,244
126,665,000		Hellenic Republic Government International Bond, 2.125%, 7/05/2013, (CHF)	54,022,405
170,925,000		Ireland Government Bond, 4.500%, 10/18/2018, (EUR)	205,607,004
76,200,000		Ireland Government Bond, 4.500%, 4/18/2020, (EUR)	87,403,868
10,600,000		Ireland Government Bond, 5.000%, 10/18/2020, (EUR)	12,426,217
161,275,000		Ireland Government Bond, 5.400%, 3/13/2025, (EUR)	185,689,279
1,050,000		Italy Buoni Poliennali Del Tesoro, 5.000%, 8/01/2034, (EUR)	1,261,083
1,050,000		Italy Buoni Poliennali Del Tesoro, 5.250%, 11/01/2029, (EUR)	1,346,190
1,045,000		Italy Buoni Poliennali Del Tesoro, 5.750%, 2/01/2033, (EUR)	1,380,108
28,585,700	(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	253,081,242
33,000,000		New Zealand Government Bond, 6.000%, 12/15/2017, (NZD)	30,263,670
271,370,000		New Zealand Government Bond, 6.500%, 4/15/2013, (NZD)	230,874,666
668,075,000		Norwegian Government, 4.250%, 5/19/2017, (NOK)	130,143,673
319,620,000		Norwegian Government, 5.000%, 5/15/2015, (NOK)	61,744,090
2,599,880,000		Norwegian Government, 6.500%, 5/15/2013, (NOK)	480,946,413
40,050,000		Portugal Obrigacoes do Tesouro OT, 3.850%, 4/15/2021, (EUR)	30,590,048
2,030,000		Portugal Obrigacoes do Tesouro OT, 4.100%, 4/15/2037, (EUR)	1,246,762
9,000,000		Portugal Obrigacoes do Tesouro OT, 4.800%, 6/15/2020, (EUR)	7,188,523
21,275,000		Portugal Obrigacoes do Tesouro OT, 4.950%, 10/25/2023, (EUR)	16,414,625
5,188,170,000		Republic of Iceland, 6.000%, 10/13/2016, (ISK)	27,628,086

			3,719,083,372

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Wireless – 0.9%
$57,512,000	Nextel Communications, Inc., Series C, 5.950%, 3/15/2014	$57,512,000
40,092,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	38,688,780
4,680,000	Nextel Communications, Inc., Series E, 6.875%, 10/31/2013	4,680,000
41,804,000	Sprint Capital Corp., 6.875%, 11/15/2028	31,980,060
38,286,000	Sprint Capital Corp., 6.900%, 5/01/2019	33,117,390
8,390,000	Sprint Capital Corp., 8.750%, 3/15/2032	7,194,425
15,252,000	Sprint Nextel Corp., 6.000%, 12/01/2016	13,612,410

		186,785,065

	Wirelines – 3.8%
8,395,000	Axtel SAB de CV, 9.000%, 9/22/2019, 144A	6,841,925
5,790,000	Bell Canada, MTN, 6.550%, 5/01/2029, 144A, (CAD)	6,845,661
3,695,000	Bell Canada, MTN, 7.300%, 2/23/2032, (CAD)	4,648,228
31,176,000	Bell Canada, Series M-17, 6.100%, 3/16/2035, (CAD)	35,757,148
3,940,000	BellSouth Telecommunications, Inc., 7.000%, 12/01/2095	4,581,735
107,425,000	CenturyLink, Inc., 6.450%, 6/15/2021	110,272,729
11,005,000	CenturyLink, Inc., Series G, 6.875%, 1/15/2028	10,283,666
4,400,000	CenturyLink, Inc., Series P, 7.600%, 9/15/2039	4,162,026
1,000,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	800,000
8,735,000	Embarq Corp., 7.995%, 6/01/2036	8,829,024
3,075,000	Frontier Communications Corp., 7.875%, 1/15/2027	2,798,250
730,000	Frontier Communications Corp., 9.000%, 8/15/2031	708,100
17,205,000	GTE Corp., 6.940%, 4/15/2028	20,870,508
1,600,000	Koninklijke (Royal) KPN NV, EMTN, 5.750%, 3/18/2016, (GBP)	2,827,790
2,750,000	Koninklijke (Royal) KPN NV, GMTN, 4.000%, 6/22/2015, (EUR)	3,898,371
10,655,000	Level 3 Financing, Inc., 8.625%, 7/15/2020, 144A	11,187,750
68,090,000	Level 3 Financing, Inc., 8.750%, 2/15/2017	71,154,050
3,545,000	Level 3 Financing, Inc., 9.375%, 4/01/2019	3,872,913
950,000	OTE PLC, GMTN, 4.625%, 5/20/2016, (EUR)	910,350
24,010,000	Portugal Telecom International Finance BV, EMTN, 4.500%, 6/16/2025, (EUR)	22,335,435
43,231,000	Portugal Telecom International Finance BV, EMTN, 5.000%, 11/04/2019, (EUR)	46,273,972
940,000	Portugal Telecom International Finance BV, EMTN, 5.625%, 2/08/2016, (EUR)	1,156,313
1,000,000	Portugal Telecom International Finance BV, GMTN, 4.375%, 3/24/2017, (EUR)	1,130,421
30,365,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	32,414,638
64,147,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	61,312,601
15,925,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	16,338,461
40,420,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	39,210,310
38,025,000	Qwest Corp., 6.875%, 9/15/2033	37,644,750
1,505,000	Qwest Corp., 7.200%, 11/10/2026	1,516,288
10,620,000	Qwest Corp., 7.250%, 9/15/2025	11,363,400
2,890,000	Qwest Corp., 7.500%, 6/15/2023	2,918,900

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Wirelines – continued
$43,499,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	$38,279,120
28,320,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	25,488,000
4,300,000	Telecom Italia Capital S.p.A., EMTN, 5.875%, 5/19/2023, (GBP)	6,254,514
2,100,000	Telefonica Emisiones SAU, 5.462%, 2/16/2021	2,041,547
14,590,000	Telefonica Emisiones SAU, 7.045%, 6/20/2036	14,341,824
5,845,000	Telefonica Emisiones SAU, EMTN, 5.375%, 2/02/2026, (GBP)	8,379,751
17,000,000	Telefonica Emisiones SAU, EMTN, 5.597%, 3/12/2020, (GBP)	26,609,237
45,415,000	Telus Corp., 4.950%, 3/15/2017, (CAD)	49,969,476
27,020,000	Telus Corp., Series CG, 5.050%, 12/04/2019, (CAD)	30,270,148
15,250,000	Verizon Maryland, Inc., Series B, 5.125%, 6/15/2033	15,116,471
2,905,000	Verizon New England, Inc., 7.875%, 11/15/2029	3,548,643
7,860,000	Verizon Pennsylvania, Inc., 6.000%, 12/01/2028	8,116,755

		813,281,199

	Total Non-Convertible Bonds (Identified Cost $14,136,743,529)	15,545,300,560

Convertible Bonds – 7.9%

	Airlines – 0.0%
6,445,000	United Continental Holdings, Inc., 4.500%, 6/30/2021	5,898,142

	Automotive – 1.5%
5,645,000	ArvinMeritor, Inc., (Step to Zero Coupon on 2/15/2019), 4.000%, 2/15/2027(g)	4,706,519
182,545,000	Ford Motor Co., 4.250%, 11/15/2016	289,333,825
12,335,000	Navistar International Corp., 3.000%, 10/15/2014	13,599,337

		307,639,681

	Diversified Manufacturing – 0.3%
44,380,000	Owens-Brockway Glass Container, Inc., 3.000%, 6/01/2015, 144A	43,436,925
24,037,000	Trinity Industries, Inc., 3.875%, 6/01/2036	26,200,330

		69,637,255

	Electric – 0.0%
1,000,000	CMS Energy Corp., 5.500%, 6/15/2029	1,595,000

	Healthcare – 0.4%
32,436,000	Hologic, Inc., (accretes to principal after 12/15/2013), 2.000%, 12/15/2037(g)	32,233,275
285,000	LifePoint Hospitals, Inc., 3.250%, 8/15/2025	286,069
2,510,000	LifePoint Hospitals, Inc., 3.500%, 5/15/2014	2,622,950
2,144,000	Omnicare, Inc., 3.250%, 12/15/2035	2,060,920
29,850,000	Omnicare, Inc., 3.750%, 12/15/2025	43,357,125

		80,560,339

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Home Construction – 0.3%
$47,320,000	Lennar Corp., 3.250%, 11/15/2021, 144A	$64,887,550

	Independent Energy – 0.2%
27,750,000	Chesapeake Energy Corp., 2.250%, 12/15/2038	22,442,813
9,405,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	8,664,356

		31,107,169

	Life Insurance – 0.3%
72,915,000	Old Republic International Corp., 3.750%, 3/15/2018	71,912,419

	Media Non-Cable – 0.0%
9,985,426	Liberty Media LLC, 3.500%, 1/15/2031	6,028,701

	Metals & Mining – 0.1%
1,255,000	Steel Dynamics, Inc., 5.125%, 6/15/2014	1,422,856
16,535,000	United States Steel Corp., 4.000%, 5/15/2014	19,552,638

		20,975,494

	Pharmaceuticals – 0.9%
51,585,000	Human Genome Sciences, Inc., 2.250%, 8/15/2012	51,713,962
126,055,000	Human Genome Sciences, Inc., 3.000%, 11/15/2018	124,321,744
9,615,000	Vertex Pharmaceuticals, Inc., 3.350%, 10/01/2015	11,021,194

		187,056,900

	REITs – Warehouse/Industrials – 0.2%
28,230,000	ProLogis LP, 3.250%, 3/15/2015	31,935,187

	Technology – 3.0%
6,480,000	Alcatel-Lucent USA, Inc., Series B, 2.875%, 6/15/2025	6,366,600
49,074,000	Ciena Corp., 0.875%, 6/15/2017	43,123,777
8,030,000	Ciena Corp., 3.750%, 10/15/2018, 144A	9,063,863
8,680,000	Ciena Corp., 4.000%, 3/15/2015, 144A	9,797,550
11,651,000	Intel Corp., 2.950%, 12/15/2035	13,398,650
343,275,000	Intel Corp., 3.250%, 8/01/2039	482,730,469
10,025,000	Kulicke & Soffa Industries, Inc., 0.875%, 6/01/2012	10,175,375
1,605,000	Lam Research Corp., Series B, 1.250%, 5/15/2018, 144A	1,685,250
3,545,000	Micron Technology, Inc., 1.875%, 6/01/2014	3,602,606
58,415,000	Micron Technology, Inc., Series B, 1.875%, 8/01/2031, 144A	61,992,919

		641,937,059

	Wirelines – 0.7%
64,473,000	Level 3 Communications, Inc., 7.000%, 3/15/2015, 144A(c)	84,137,265
48,975,000	Level 3 Communications, Inc., Series B, 7.000%, 3/15/2015(c)	63,912,375
1,350,000	Portugal Telecom International Finance BV, Series PTC, 4.125%, 8/28/2014, (EUR)	1,647,452

		149,697,092

	Total Convertible Bonds (Identified Cost $1,326,545,789)	1,670,867,988

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

Municipals – 1.2%

	California – 0.2%
$5,425,000	San Jose California Redevelopment Agency Tax Allocation (Merged Area Redevelopment), Series C, (MBIA insured), 3.750%, 8/01/2028	$4,374,991
2,165,000	San Jose California Redevelopment Agency Tax Allocation (Merged Area Redevelopment), Series C, (Registered), (MBIA insured), 3.750%, 8/01/2028	1,946,010
5,805,000	State of California, 4.500%, 8/01/2030	5,933,465
7,340,000	State of California, (AMBAC insured), 4.500%, 8/01/2027	7,541,410
5,945,000	State of California, (AMBAC insured), 4.500%, 8/01/2030	6,076,563
17,945,000	State of California (Various Purpose), (AMBAC insured), 4.500%, 12/01/2033	18,026,470

		43,898,909

	District of Columbia – 0.0%
5,610,000	Metropolitan Washington DC Airports Authority, Series D, 8.000%, 10/01/2047	6,353,718

	Illinois – 0.3%
2,440,000	Chicago O’Hare International Airport, Series A, (AGMC insured), 4.500%, 1/01/2038	2,463,204
69,245,000	State of Illinois, 5.100%, 6/01/2033	65,274,492

		67,737,696

	Michigan – 0.1%
20,690,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034(c)	15,284,531

	Ohio – 0.0%
10,390,000	Buckeye Tobacco Settlement Financing Authority, Series A-2, 5.875%, 6/01/2047(c)	7,766,005

	Virginia – 0.6%
178,970,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046(c)	114,138,117

	Total Municipals (Identified Cost $309,396,350)	255,178,976

	Total Bonds and Notes (Identified Cost $15,772,685,668)	17,471,347,524

Senior Loans – 1.7%

	Automotive – 0.1%
24,665,000	TI Automotive Limited, New Term Loan, 6.750%, 3/14/2018(b)	24,711,370

	Electric – 0.0%
6,935,533	Texas Competitive Electric Holdings Company, LLC, Non-Extended Term Loan, 3.743%, 10/10/2014(b)	4,220,411

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Senior Loans – continued

	Food & Beverage – 0.1%
$20,379,207	DS Waters Enterprises, L.P., 1st Lien Term Loan, 10.500%, 8/29/2017(b)	$20,053,139

	Media Non-Cable – 0.1%
3,870,563	Dex Media West LLC, New Term Loan, 7.250%, 10/24/2014(b)	2,464,271
43,030,378	SuperMedia, Inc., Exit Term Loan, 11.000%, 12/31/2015(b)	23,193,374

		25,657,645

	Non-Captive Diversified – 1.1%
107,801,000	Flying Fortress, Inc., 1st Lien Term Loan, 5.000%, 6/30/2017(b)	108,205,254
124,000,000	Istar Financial, Inc., Add on Term Loan A2, 7.000%, 3/17/2017(b)	123,961,560

		232,166,814

	Wireless – 0.1%
29,185,000	Hawaiian Telcom Communications, Inc., Term Loan B, 7.000%, 2/28/2017(b)	28,907,742

	Wirelines – 0.2%
37,206,274	FairPoint Communications, Inc., New Term Loan B, 6.500%, 1/22/2016(b)	30,550,444

	Total Senior Loans (Identified Cost $387,732,245)	366,267,565

Shares

Common Stocks – 5.4%

	Biotechnology – 0.3%
1,409,794	Vertex Pharmaceuticals, Inc.(e)	57,815,652

	Chemicals – 0.3%
750,000	PPG Industries, Inc.	71,850,000

	Containers & Packaging – 0.1%
645,508	Owens-Illinois, Inc.(e)	15,066,157
2,766	Rock-Tenn Co., Class A	186,871

		15,253,028

	Diversified Telecommunication Services – 0.2%
269,619	FairPoint Communications, Inc.(e)	1,013,768
403,884	Hawaiian Telcom Holdco, Inc.(e)	6,962,960
2,629,337	Telefonica S.A., Sponsored ADR	43,147,420

		51,124,148

	Electronic Equipment, Instruments & Components – 0.0%
630,490	Corning, Inc.	8,877,299

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Bond Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Media – 0.0%
4,746	Dex One Corp.(e)	$6,739
79,727	SuperMedia, Inc.(e)	190,548

		197,287

	Oil, Gas & Consumable Fuels – 0.5%
1,026,979	Chesapeake Energy Corp.	23,795,104
813,333	Repsol YPF S.A., Sponsored ADR	20,317,058
750,000	Royal Dutch Shell PLC, ADR	52,597,500

		96,709,662

	Pharmaceuticals – 1.4%
3,372,358	Bristol-Myers Squibb Co.	113,817,083
3,384,721	Valeant Pharmaceuticals International, Inc.(e)	181,725,670

		295,542,753

	Semiconductors & Semiconductor Equipment – 2.2%
16,210,621	Intel Corp.	455,680,556

	Software – 0.4%
2,568,090	Microsoft Corp.	82,820,902

	Total Common Stocks (Identified Cost $764,164,730)	1,135,871,287

Preferred Stocks – 2.6%

Convertible Preferred Stocks – 1.9%

	Automotive – 1.0%
4,096,100	General Motors Co., Series B, 4.750%	171,421,785
964,435	Goodyear Tire & Rubber Co. (The), 5.875%	39,956,542

		211,378,327

	Banking – 0.3%
25,823	Bank of America Corp., Series L, 7.250%	25,278,135
305,595	Sovereign Capital Trust IV, 4.375%	14,630,360
12,483	Wells Fargo & Co., Series L, Class A, 7.500%	13,939,766

		53,848,261

	Construction Machinery – 0.0%
166,574	United Rentals Trust I, 6.500%	8,984,585

	Consumer Products – 0.1%
298,666	Newell Financial Trust I, 5.250%	14,111,969

	Electric – 0.1%
346,577	AES Trust III, 6.750%	17,290,727

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Bond Fund – continued

Shares	Description	Value (†)

Preferred Stocks – continued

	Independent Energy – 0.1%
87,351	Chesapeake Energy Corp., 4.500%	$8,005,719
144,600	SandRidge Energy, Inc., 8.500%	17,764,110

		25,769,829

	Pipelines – 0.1%
325,710	El Paso Energy Capital Trust I, 4.750%	15,015,231
25,000	Williams Cos., Inc., 5.500%	4,339,063

		19,354,294

	REITs – Healthcare – 0.0%
172,150	Health Care REIT, Inc., Series I, 6.500%	9,000,002

	Technology – 0.2%
52,704	Lucent Technologies Capital Trust I, 7.750%	42,822,000

	Total Convertible Preferred Stocks (Identified Cost $412,016,057)	402,559,994

Non-Convertible Preferred Stocks – 0.7%

	Banking – 0.2%
53,000	Bank of America Corp., 6.375%	1,243,910
1,226,700	Citigroup Capital XIII, (fixed rate to 10/30/2015, variable rate thereafter), 7.875%	33,366,240
534,725	Countrywide Capital IV, 6.750%	12,582,079

		47,192,229

	Electric – 0.0%
2,925	Connecticut Light & Power Co., 1.900%	109,413
100	Entergy Arkansas, Inc., 4.320%	8,497
5,000	Entergy Mississippi, Inc., 4.360%	432,657
665	Entergy New Orleans, Inc., 4.360%	55,299
200	Entergy New Orleans, Inc., 4.750%	17,813
49	MDU Resources Group, Inc., 5.100%	4,808
50,100	Southern California Edison Co., 4.780%	1,202,901

		1,831,388

	Government Sponsored – 0.2%
38,000	Falcons Funding Trust I, (Step to 10.875% on 3/15/2015, variable rate after 3/15/2020), 8.875%, 144A(g)	39,769,375

	Home Construction – 0.0%
41,783	Hovnanian Enterprises, Inc., 7.625%(e)	163,789

	Non-Captive Consumer – 0.0%
149,767	SLM Corp., Series A, 6.970%	6,851,840

	Non-Captive Diversified – 0.2%
58,879	Ally Financial, Inc., Series G, 7.000%, 144A	49,051,730

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Bond Fund – continued

Shares	Description	Value (†)

Preferred Stocks – continued

	REITs – Office Property – 0.0%
2,318	Highwoods Properties, Inc., Series A, 8.625%	$2,644,693

	REITs – Warehouse/Industrials – 0.1%
169,007	ProLogis, Inc., Series Q, 8.540%	9,126,378

	Total Non-Convertible Preferred Stocks (Identified Cost $114,102,339)	156,631,422

	Total Preferred Stocks (Identified Cost $526,118,396)	559,191,416

Closed End Investment Companies – 0.0%
337,212	Morgan Stanley Emerging Markets Debt Fund, Inc.	3,658,750
680,008	Pyxis Credit Strategies Fund, Inc.	4,311,251

	Total Closed End Investment Companies (Identified Cost $12,785,948)	7,970,001

Principal Amount (‡)

Short-Term Investments – 3.3%
4,674,500	European Financial Stability Facility Treasury Bill, 0.000%, 9/12/2012, (EUR)	6,222,970
$58,166	Repurchase Agreement with State Street Bank and Trust Company, dated 3/30/2012 at 0.000% to be repurchased at $58,166 on 4/02/2012 collateralized by $57,700 U.S. Treasury Note, 1.500%, due 7/31/2016 valued at $59,341 including accrued interest (Note 2 of Notes to Financial Statements)	58,166
686,425,179	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/30/2012 at 0.000% to be repurchased at $686,425,179 on 4/02/2012 collateralized by $265,000,000 Federal Home Loan Mortgage Corp., 0.540% due 9/22/2014 valued at $265,000,000; $50,000,000 Federal National Mortgage Association, 0.500% due 9/19/2014 valued at $50,062,500; $135,000,000 Federal National Mortgage Association, 0.540% due 9/26/2014 valued at $134,831,250; $109,510,000 U.S. Treasury Note, 2.625% due 6/30/2014 valued at $115,533,050; $24,995,000 U.S. Treasury Note, 0.500% due 10/15/2014 valued at $25,088,731; $103,560,000 U.S. Treasury Note, 2.375% due 10/31/2014 valued at $109,644,150 including accrued interest (Note 2 of Notes to Financial Statements)	686,425,179

	Total Short-Term Investments (Identified Cost $692,776,858)	692,706,315

	Total Investments – 95.5% (Identified Cost $18,156,263,845)(a)	20,233,354,108
	Other assets less liabilities – 4.5%	942,512,195

	Net Assets – 100.0%	$21,175,866,303

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Bond Fund – continued

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 25.
(†††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):
At March 31, 2012, the net unrealized appreciation on investments based on a cost of $18,245,406,143 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$2,539,425,136
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(551,477,171)

	Net unrealized appreciation	$1,987,947,965

(b)	Variable rate security. Rate as of March 31, 2012 is disclosed.
(c)	Illiquid security. At March 31, 2012, the value of these securities amounted to $471,736,267 or 2.2% of net assets.
(d)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(e)	Non-income producing security.
(f)	Maturity has been extended under the terms of a plan of reorganization.
(g)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2012, the value of Rule 144A holdings amounted to $2,235,082,268 or 10.6% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
ABS	Asset-Backed Securities
AGMC	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corp.
GMTN	Global Medium Term Note
MBIA	Municipal Bond Investors Assurance Corp.
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ISK	Icelandic Krona
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SGD	Singapore Dollar

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Bond Fund – continued

Industry Summary at March 31, 2012 (Unaudited)

Treasuries	17.6%
Banking	8.1
Non-Captive Diversified	6.2
Technology	4.7
Wirelines	4.7
Non-Captive Consumer	4.3
Automotive	4.2
Electric	2.9
Healthcare	2.5
Pharmaceuticals	2.3
Pipelines	2.3
Semiconductors & Semiconductor Equipment	2.2
Supranational	2.1
Sovereigns	2.0
Other Investments, less than 2% each	26.1
Short-Term Investments	3.3

Total Investments	95.5
Other assets less liabilities	4.5

Net Assets	100.0%

Currency Exposure at March 31, 2012 (Unaudited)

United States Dollar	63.5%
Canadian Dollar	10.2
New Zealand Dollar	4.5
Euro	4.2
Norwegian Krone	3.2
Australian Dollar	2.8
Indonesian Rupiah	2.6
Other, less than 2% each	4.5

Total Investments	95.5
Other assets less liabilities	4.5

Net Assets	100.0%

See accompanying notes to financial statements.

|  32

Statement of Assets and Liabilities

March 31, 2012 (Unaudited)

ASSETS
Investments at cost	$18,156,263,845
Net unrealized appreciation	2,077,090,263

Investments at value	20,233,354,108
Cash	7,718,500
Foreign currency at value (identified cost $6,322,220)	5,005,413
Receivable for Fund shares sold	58,495,892
Receivable for securities sold	612,969,452
Dividends and interest receivable	301,011,614
Tax reclaims receivable	384,292

TOTAL ASSETS	21,218,939,271

LIABILITIES
Payable for securities purchased	13,968,835
Payable for Fund shares redeemed	17,390,278
Foreign taxes payable (Note 2)	132,099
Management fees payable (Note 5)	9,130,406
Deferred Trustees’ fees (Note 5)	977,885
Administrative fees payable (Note 5)	810,396
Payable to distributor (Note 5d)	157,984
Other accounts payable and accrued expenses	505,085

TOTAL LIABILITIES	43,072,968

NET ASSETS	$21,175,866,303

NET ASSETS CONSIST OF:
Paid-in capital	$19,875,732,873
Distributions in excess of net investment income	(77,055,888)
Accumulated net realized loss on investments and foreign currency transactions	(697,977,629)
Net unrealized appreciation on investments and foreign currency translations	2,075,166,947

NET ASSETS	$21,175,866,303

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$12,377,183,467

Shares of beneficial interest	843,270,826

Net asset value, offering and redemption price per share	$14.68

Retail Class:
Net assets	$8,504,722,789

Shares of beneficial interest	581,765,052

Net asset value, offering and redemption price per share	$14.62

Admin Class:
Net assets	$293,960,047

Shares of beneficial interest	20,163,731

Net asset value, offering and redemption price per share	$14.58

See accompanying notes to financial statements.

33  |

Statement of Operations

For the Six Months Ended March 31, 2012 (Unaudited)

INVESTMENT INCOME
Interest	$538,278,864
Dividends	35,490,287
Less net foreign taxes withheld	(1,139,473)

572,629,678

Expenses
Management fees (Note 5)	51,040,110
Service and distribution fees (Note 5)	10,963,335
Administrative fees (Note 5)	4,582,778
Trustees’ fees and expenses (Note 5)	242,243
Transfer Agent fees and expenses (Notes 5 and 6)	7,913,300
Audit and tax services fees	30,534
Custodian fees and expenses	547,562
Legal fees	150,391
Registration fees	258,460
Shareholder reporting expenses	356,576
Miscellaneous expenses	258,869

Total expenses	76,344,158

Net investment income	496,285,520

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	4,730,399
Foreign currency transactions	(661,308)
Net change in unrealized appreciation (depreciation) on:
Investments	1,256,805,280
Foreign currency translations	6,720,996

Net realized and unrealized gain on investments and foreign currency transactions	1,267,595,367

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,763,880,887

See accompanying notes to financial statements.

|  34

Statement of Changes in Net Assets

	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011
FROM OPERATIONS:
Net investment income	$496,285,520	$984,704,731
Net realized gain on investments and foreign currency transactions	4,069,091	458,192,150
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	1,263,526,276	(822,652,340)

Net increase in net assets resulting from operations	1,763,880,887	620,244,541

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	(383,752,428)	(627,062,160)
Retail Class	(265,779,284)	(433,707,815)
Admin Class	(8,553,225)	(13,290,620)

Total distributions	(658,084,937)	(1,074,060,595)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	1,002,631,419	(180,549,809)

Net increase (decrease) in net assets	2,108,427,369	(634,365,863)
NET ASSETS
Beginning of the period	19,067,438,934	19,701,804,797

End of the period	$21,175,866,303	$19,067,438,934

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(77,055,888)	$84,743,529

See accompanying notes to financial statements.

35  |

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|  36

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions

Institutional Class
3/31/2012(g)	$13.88	$0.36	$0.92	$1.28	$(0.48)	$—	$(0.48)
9/30/2011	14.20	0.73	(0.25)	0.48	(0.80)	—	(0.80)
9/30/2010	12.99	0.78	1.24	2.02	(0.81)	—	(0.81)
9/30/2009	11.89	0.85	1.23	2.08	(0.87)	(0.11)	(0.98)
9/30/2008	14.71	0.96	(2.77)	(1.81)	(1.01)	—	(1.01)
9/30/2007	14.13	0.83	0.58	1.41	(0.83)	—	(0.83)

Retail Class
3/31/2012(g)	13.83	0.34	0.91	1.25	(0.46)	—	(0.46)
9/30/2011	14.15	0.69	(0.25)	0.44	(0.76)	—	(0.76)
9/30/2010	12.94	0.74	1.24	1.98	(0.77)	—	(0.77)
9/30/2009	11.85	0.82	1.22	2.04	(0.84)	(0.11)	(0.95)
9/30/2008	14.67	0.92	(2.77)	(1.85)	(0.97)	—	(0.97)
9/30/2007	14.10	0.79	0.57	1.36	(0.79)	—	(0.79)

Admin Class
3/31/2012(g)	13.80	0.32	0.90	1.22	(0.44)	—	(0.44)
9/30/2011	14.11	0.65	(0.25)	0.40	(0.71)	—	(0.71)
9/30/2010	12.91	0.70	1.23	1.93	(0.73)	—	(0.73)
9/30/2009	11.82	0.79	1.22	2.01	(0.81)	(0.11)	(0.92)
9/30/2008	14.64	0.88	(2.76)	(1.88)	(0.94)	—	(0.94)
9/30/2007	14.07	0.75	0.58	1.33	(0.76)	—	(0.76)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Effective June 2, 2008, redemption fees were eliminated.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	For the six months ended March 31, 2012 (Unaudited).
(h)	Effective July 1, 2007, the Fund decreased its net expense limitations to 0.70%, 0.95% and 1.20% from 0.75%, 1.00% and 1.25% for the Institutional Class, Retail Class and Admin Class, respectively.
(i)	Includes fee/expense recovery of less than 0.01%.
(j)	Includes fee/expense recovery of 0.01%.

See accompanying notes to financial statements.

37  |

				Ratios to Average Net Assets:
Redemption fees (b)(c)	Net asset value, end of the period	Total return (%) (d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)		Net investment income (%) (f)	Portfolio turnover rate (%)

$—	$14.68	9.27	$12,377,183	0.64		0.64		5.11	9
—	13.88	3.34	10,897,694	0.63		0.63		5.04	22
—	14.20	16.00	11,194,527	0.64		0.64		5.76	27
—	12.99	19.84	10,855,818	0.65		0.65		7.69	39
0.00	11.89	(13.14)	7,616,621	0.64		0.64		6.78	26
0.00	14.71	10.28	7,716,061	0.67	(h)	0.67		5.75	20

—	14.62	9.15	8,504,723	0.93		0.93		4.82	9
—	13.83	2.97	7,907,178	0.92		0.92		4.75	22
—	14.15	15.72	8,241,062	0.93	(i)	0.93	(i)	5.46	27
—	12.94	19.46	7,646,591	0.95		0.96		7.44	39
0.00	11.85	(13.44)	6,863,594	0.94	(i)	0.94	(i)	6.49	26
0.00	14.67	9.93	6,432,333	0.97	(h)	0.97		5.49	20

—	14.58	8.97	293,960	1.19		1.19		4.56	9
—	13.80	2.77	262,567	1.20	(j)	1.20	(j)	4.47	22
—	14.11	15.37	266,215	1.20		1.21		5.20	27
—	12.91	19.21	226,032	1.20		1.25		7.22	39
0.00	11.82	(13.69)	210,494	1.20		1.24		6.23	26
0.00	14.64	9.66	193,850	1.23	(h)(i)	1.23	(i)	5.20	20

See accompanying notes to financial statements.

|  38

Notes to Financial Statements

March 31, 2012 (Unaudited)

1.  Organization. Loomis Sayles Funds I (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. Information presented in these financial statements pertains to Loomis Sayles Bond Fund (the “Fund”).

The Fund is a diversified investment company.

Effective January 1, 2012, the name of the Fund’s administrator changed from Natixis Asset Management Advisors, L.P. to NGAM Advisors, L.P. (“NGAM Advisors”) and the name of the Fund’s distributor changed from Natixis Distributors, L.P. to NGAM Distribution, L.P. (“NGAM Distribution”).

The Fund offers Institutional Class, Retail Class and Admin Class shares.

Most expenses of the Trust can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in the Trust. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to period-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Fund’s financial statements.

a.  Valuation. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Fund by an independent pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Senior loans are priced at bid prices supplied by an independent pricing service, if available. Equity securities, including shares of closed-end investment companies and

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Notes to Financial Statements – continued

March 31, 2012 (Unaudited)

exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by independent pricing services recommended by the investment adviser and approved by the Board of Trustees. Such independent pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Broker-dealer bid quotations may also be used to value debt and equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Investments in other open-end investment companies are valued at their net asset value each day. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s investment adviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Fund may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of the cost of investments or as a realized gain, respectively. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign

|  40

Notes to Financial Statements – continued

March 31, 2012 (Unaudited)

exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

The Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Federal and Foreign Income Taxes. The Trust treats each Fund as a separate entity for federal income tax purposes. The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of the Fund’s tax positions for the open tax years as of March 31, 2012 and has concluded that no provisions for income tax are required. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next six months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Fund. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable, and are reflected as foreign taxes payable on the Statement of Assets and Liabilities.

e.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America.

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Notes to Financial Statements – continued

March 31, 2012 (Unaudited)

Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency transactions, premium amortization, defaulted bond adjustments, paydown gains and losses, preferred securities adjustments and return of capital and capital gain distributions from real estate investment trusts (“REITs”). Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, premium amortization, forward foreign currency contract mark to market, defaulted bond interest, REIT basis adjustments and contingent payment debt instruments. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the year ended September 30, 2011 was as follows:

2011 Distributions Paid From:
Ordinary Income	Long-Term Capital Gains	Total
$1,074,060,595	$ —	$1,074,060,595

As of September 30, 2011, the capital loss carryforwards were as follows:

Capital loss carryforward:
Short-term:
Expires September 30, 2018	$(628,747,521)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for capital losses to be carried forward indefinitely. Rules in effect previously limited the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused. Additionally, capital losses realized in taxable years beginning after the effective date of the Act are carried over in the character (short-term or long-term) realized. Rules in effect previously treated all capital loss carryforwards as short-term.

f.  Repurchase Agreements. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty.

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Notes to Financial Statements – continued

March 31, 2012 (Unaudited)

Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities.

g.  Securities Lending. The Fund has entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Fund, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral. The Fund invests cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Fund and State Street Bank as lending agent.

For the six months ended March 31, 2012, the Fund did not loan securities under this agreement.

h.  Indemnifications. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3.  Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

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Notes to Financial Statements – continued

March 31, 2012 (Unaudited)

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2012, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
Non-Captive Consumer	$3,284,360	$906,079,811	$—	$909,364,171
All Other Non-Convertible Bonds(a)	—	14,635,936,389	—	14,635,936,389

Total Non-Convertible Bonds	3,284,360	15,542,016,200	—	15,545,300,560

Convertible Bonds(a)	—	1,670,867,988	—	1,670,867,988
Municipals(a)	—	255,178,976	—	255,178,976

Total Bonds and Notes	3,284,360	17,468,063,164	—	17,471,347,524

Senior Loans(a)	—	366,267,565	—	366,267,565
Common Stocks(a)	1,135,871,287	—	—	1,135,871,287
Preferred Stocks
Convertible Preferred Stocks
Banking	39,217,901	14,630,360	—	53,848,261
Construction Machinery	—	8,984,585	—	8,984,585
Consumer Products	—	14,111,969	—	14,111,969
Independent Energy	8,005,719	17,764,110	—	25,769,829
Pipelines	15,015,231	4,339,063	—	19,354,294
All Other Convertible Preferred Stocks(a)	280,491,056	—	—	280,491,056

Total Convertible Preferred Stocks	342,729,907	59,830,087	—	402,559,994

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Notes to Financial Statements – continued

March 31, 2012 (Unaudited)

Asset Valuation Inputs – continued

Description	Level 1	Level 2	Level 3	Total
Preferred Stocks – continued
Non-Convertible Preferred Stocks
Electric	$1,202,901	$628,487	$—	$1,831,388
Government Sponsored	—	39,769,375	—	39,769,375
Non-Captive Diversified	—	49,051,730	—	49,051,730
REITs – Office Property	—	2,644,693	—	2,644,693
All Other Non-Convertible Preferred Stocks(a)	63,334,236	—	—	63,334,236

Total Non-Convertible Preferred Stocks	64,537,137	92,094,285	—	156,631,422

Total Preferred Stocks	407,267,044	151,924,372	—	559,191,416

Closed End Investment Companies	7,970,001	—	—	7,970,001
Short-Term Investments	—	692,706,315	—	692,706,315

Total	$1,554,392,692	$18,678,961,416	$—	$20,233,354,108

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

A preferred stock valued at $10,537,480 was transferred from Level 1 to Level 2 during the period ended March 31, 2012. At September 30, 2011, this security was valued at market price in accordance with the Fund’s valuation policy; at March 31, 2012, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service as a market price was not available.

All transfers are recognized as of the beginning of the reporting period.

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Notes to Financial Statements – continued

March 31, 2012 (Unaudited)

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of March 31, 2012:

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
Consumer Cyclical Services	$5,032,625	$—	$—	$—	$—
Technology	910,000	44,969	(2,133,583)	2,371,227	—
Treasuries	1,072,828	29,021	(1,337,634)	839,582	—
Preferred Stocks
Convertible Preferred Stocks
Electric	9,376,875	—	359,347	682,528	—
Independent Energy	14,460,000	—	—	—	—
Non-Convertible Preferred Stocks
Non-Captive Diversified	31,705,800	—	—	—	—

Total	$62,558,128	$73,990	$(3,111,870)	$3,893,337	$—

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Notes to Financial Statements – continued

March 31, 2012 (Unaudited)

Investments in Securities – continued	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at March 31, 2012
Bonds and Notes
Non-Convertible Bonds
Consumer Cyclical Services	$—	$—	$(5,032,625)	$—	$—
Technology	(1,192,613)	—	—	—	—
Treasuries	(603,797)	—	—	—	—
Preferred Stocks
Convertible Preferred Stocks
Electric	(10,418,750)	—	—	—	—
Independent Energy	—	—	(14,460,000)	—	—
Non-Convertible Preferred Stocks
Non-Captive Diversified	—	—	(31,705,800)	—	—

Total	$(12,215,160)	$—	$(51,198,425)	$—	$—

A debt security ($5,032,625) and preferred stocks ($46,165,800) valued at $51,198,425 were transferred from Level 3 to Level 2 during the period ended March 31, 2012. At September 30, 2011, these securities were valued using broker-dealer bid quotations based on inputs unobservable to the Fund as an independent pricing service either was unable to price the securities or did not provide a reliable price for securities; at March 31, 2012, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service.

All transfers are recognized as of the beginning of the reporting period.

In May 2011, Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” was issued and is effective for interim and annual periods beginning after December 15, 2011. The ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers; and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity, and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. Notwithstanding the projected regulatory implementation date of June 30, 2012 for the Fund, Management has already implemented disclosure of all transfers between Level 1

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Notes to Financial Statements – continued

March 31, 2012 (Unaudited)

and Level 2, and the reasons for the transfers. Management is currently evaluating the impact, if any, the Level 3 disclosures may have on the Fund’s financial statements.

4.  Purchases and Sales of Securities. For the six months ended March 31, 2012, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and including paydowns) were $1,824,404,391 and $1,009,255,767, respectively. Purchases and sales of U.S. Government/Agency securities (excluding short-term investments and including paydowns) were $588,768,723 and $605,134,704, respectively.

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to the Fund. Under the terms of the management agreement, the Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on the Fund’s average daily net assets:

Percentage of Average Daily Net Assets
First $3 billion	Next $12 billion	Over $15 billion
0.60%	0.50%	0.49%

Loomis Sayles has given a binding undertaking to the Fund to waive management fees and/or reimburse certain expenses to limit the Fund’s operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. This undertaking is in effect until January 31, 2013 and is reevaluated on an annual basis. Management fees payable, as reflected on the Statement of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to this undertaking.

For the six months ended March 31, 2012, the expense limits as a percentage of average daily net assets under the expense limitation agreement were as follows:

Expense Limit as a Percentage of Average Daily Net Assets
Institutional Class	Retail Class	Admin Class
0.70%	0.95%	1.20%

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreement (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the six months ended March 31, 2012, the management fees for the Fund were $51,040,110 (effective rate of 0.51% of average daily net assets).

No expenses were recovered during the six months ended March 31, 2012 under the terms of the expense limitation agreement.

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Notes to Financial Statements – continued

March 31, 2012 (Unaudited)

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees. NGAM Distribution, which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Distribution Plan relating to the Fund’s Retail Class shares (the “Retail Class Plan”), and a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the Retail Class Plan, the Fund pays NGAM Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Retail Class shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Retail Class shares or for payments made by NGAM Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Retail Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

Under the Admin Class Plan, the Fund pays NGAM Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Admin Class shares or for payments made by NGAM Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sales of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of the Fund may pay NGAM Distribution an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the six months ended March 31, 2012, the Fund paid the following service and distribution fees:

Service Fees	Distribution Fees
Admin Class	Retail Class	Admin Class
$341,622	$10,280,091	$341,622

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Notes to Financial Statements – continued

March 31, 2012 (Unaudited)

c.  Administrative Fees. NGAM Advisors provides certain administrative services for the Fund and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and NGAM Advisors, the Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

For the six months ended March 31, 2012, the Fund paid $4,582,778 in administrative fees to NGAM Advisors.

d.  Sub-Transfer Agent Fees. NGAM Distribution has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Fund if the shares of those customers were registered directly with the Fund’s transfer agent. Accordingly, the Fund has agreed to reimburse NGAM Distribution for a portion of the intermediary fees attributable to shares of the Fund held by intermediaries (which generally are a percentage of the value of shares held) not to exceed what the Fund would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of being held through the intermediaries.

For the six months ended March 31, 2012, the Fund paid the following sub-transfer agent fees which are reflected in transfer agent fees and expenses in the Statement of Operations.

Sub-Transfer Agent Fees
Institutional Class	Retail Class	Admin Class
$2,852,888	$3,596,639	$149,679

As of March 31, 2012, the Fund owes NGAM Distribution the following reimbursements for sub-transfer agent fees:

Reimbursements of Sub-Transfer Agent Fees
Institutional Class	Retail Class	Admin Class
$67,734	$86,678	$3,572

e.  Trustees Fees and Expenses. The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. Effective January 1, 2012, the Chairperson of

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Notes to Financial Statements – continued

March 31, 2012 (Unaudited)

the Board receives a retainer fee at the annual rate of $265,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $95,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at an annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2012, the Chairperson of the Board received a retainer fee at the annual rate of $250,000 and each Independent Trustee (other than the Chairperson) received, in aggregate, a retainer fee at the annual rate of $80,000. All other Trustee fees remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statement of Operations. The portions of the accrued obligations allocated to the Fund under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

f.  Affiliated Ownership. At March 31, 2012, the Loomis Sayles Funded Pension Plan and Trust and the Loomis Sayles Employees’ Profit Sharing Retirement Plan held shares of beneficial interest in the Fund representing 0.07% and 0.15% of net assets, respectively.

6.  Class Specific Expenses. For the six months ended March 31, 2012, the Fund paid the following class-specific transfer agent fees and expenses (including sub-transfer agent fees):

Transfer Agent Fees and Expenses
Institutional Class	Retail Class	Admin Class
$3,406,707	$4,347,463	$159,130

51  |

Notes to Financial Statements – continued

March 31, 2012 (Unaudited)

7.  Line of Credit. The Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. Effective April 19, 2012, the commitment fee will be 0.10% per annum.

For the six months ended March 31, 2012, the Fund had no borrowings under these agreements.

8.  Concentration of Risk. The Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

9.   Concentration of Ownership. Shares held in omnibus accounts may be beneficially held by one or more individuals or entities other than the owner of record. As of March 31, 2012, the Fund had one omnibus account representing ownership of more than 25% of the Fund’s total outstanding shares. The number of omnibus accounts representing ownership of more than 25% of total outstanding shares of the fund, based on accounts that represent more than 25% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings was as follows:

Number of 25% Omnibus Accounts	Percentage of Ownership
1	35.53%

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Notes to Financial Statements – continued

March 31, 2012 (Unaudited)

10.  Capital Shares. The Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Six Months Ended March 31, 2012		Year Ended September 30, 2011
Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	145,385,890	$2,085,891,662	206,070,542	$2,996,892,553
Issued in connection with the reinvestment of distributions	24,208,933	341,467,561	38,018,239	551,093,903
Redeemed	(111,189,835)	(1,582,519,851)	(247,570,544)	(3,586,490,923)

Net change	58,404,988	$844,839,372	(3,481,763)	$(38,504,467)

Retail Class
Issued from the sale of shares	88,667,357	$1,263,996,683	152,512,839	$2,212,444,914
Issued in connection with the reinvestment of distributions	18,478,976	259,414,491	28,322,257	409,047,393
Redeemed	(97,051,920)	(1,381,955,190)	(191,624,020)	(2,766,218,079)

Net change	10,094,413	$141,455,984	(10,788,924)	$(144,725,772)

Admin Class
Issued from the sale of shares	4,258,495	$60,329,029	5,958,423	$86,183,597
Issued in connection with the reinvestment of distributions	555,392	7,777,354	837,745	12,063,830
Redeemed	(3,682,188)	(51,770,320)	(6,625,444)	(95,566,997)

Net change	1,131,699	$16,336,063	170,724	$2,680,430

Increase (decrease) from capital share transactions	69,631,100	$1,002,631,419	(14,099,963)	$(180,549,809)

53  |

Item 2.  Code of Ethics.

Not applicable.

Item 3.  Audit Committee Financial Expert.

Not applicable.

Item 4.  Principal Accountant Fees and Services.

Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees.

Item 11.  Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There was no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1)	Not applicable.

(a)	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a)	(3)	Not applicable.
(b)		Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Loomis Sayles Funds I

By: /s/ Robert J. Blanding

Name: Robert J. Blanding

Title: President and Chief Executive Officer

Date: May 18, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Robert J. Blanding

Name: Robert J. Blanding

Title: President and Chief Executive Officer

Date: May 18, 2012

By: /s/ Michael C. Kardok

Name: Michael C. Kardok

Title: Treasurer

Date: May 18, 2012